As filed with the Securities and Exchange Commission on March 1, 1996.

                                                                     File Nos.
                                                                       33-8975
                                                                      811-4849

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

  Pre-Effective Amendment No.  _____

  Post-Effective Amendment No.   10       (X)

                                    and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

   Amendment No.   11   (X)

               FRANKLIN TAX-ADVANTAGED INTERNATIONAL BOND FUND
                      (A CALIFORNIA LIMITED PARTNERSHIP)
              (Exact Name of Registrant as Specified in Charter)

                777 MARINERS ISLAND BLVD., SAN MATEO, CA 94404
             (Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, Including Area Code (415) 312-2000

Harmon E. Burns, 777 Mariners Island Blvd., San Mateo, CA  94404
              (Name and Address of Agent for Service of Process)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

   [ ] immediately upon filing pursuant to paragraph (b)
   [ ] on (date) pursuant to paragraph (b)
   [ ] 60 days after filing pursuant to paragraph (a)(i)
   [x] on May 1, 1996 pursuant to paragraph (a)(i)
   [ ] 75 days after filing pursuant to paragraph (a)(ii)
   [] on (date) pursuant to paragraph (a)(ii) of rule 485.

If appropriate, check the following box:

   [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Declaration Pursuant to Rule 24f-2. The issuer has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to
Section 24(f)(2) under the Investment Company Act of 1940. The Rule 24f-2 Notice for the issuer's most recent fiscal year was filed on February 27, 1996.



               FRANKLIN TAX-ADVANTAGED INTERNATIONAL BOND FUND
                      (A CALIFORNIA LIMITED PARTNERSHIP)
                            CROSS REFERENCE SHEET

                                  FORM N-1A

                  Part A: Information Required in Prospectus

N-1A        Location in
Item No.    Item  Registration Statement

 1.             Cover Page                   Cover Page

 2.             Synopsis                     "Expense Table"

 3.             Condensed Financial          "Financial Highlights - How Have
                Information                  the Funds Performed?";
                                             "How Do the Funds Measure
                                             Performance?"

 4.             General Description of       "What Is the Franklin Partners
                Registrant                   Funds?"; "How Does Each Fund Invest
                                             Its Assets?"; "What Are the Funds'
                                             Potential Risks?"; "General
                                             Information"

 5.             Management of the Fund       "Who Manages the Funds?"; "Who
                                             Runs the Funds?"

 5A.            Management's Discussion of   Contained in Registrant's Annual
                Fund Performance             Report to Shareholders

 6.             Capital Stock and Other      "What Is the Franklin Partners
                Securities                   Funds?"; "What Distributions Might
                                             I Receive from the Funds?"; "How
                                             Taxation Affects You and the
                                             Funds"; "How Do I Get More
                                             Information About My Investment?";
                                             "General Information"; "Summary of
                                             Partnership Agreements"

 7.             Purchase of Securities       "How Do I Buy Shares?"; "What
                Being Offered                Programs and Privileges Are
                                             Available to Me as a
                                             Shareholder?"; "What If My
                                             Investment Outlook Changes? -
                                             Exchange Privilege"; "Telephone
                                             Transactions"; "How Are Each
                                             Fund's Shares Valued?"; "General
                                             Information"

 8.             Redemption or Repurchase     "How Do I Sell Shares?";
                                             "Telephone Transactions"

 9.             Pending Legal Proceedings    Not Applicable


               FRANKLIN TAX-ADVANTAGED INTERNATIONAL BOND FUND
                      (A CALIFORNIA LIMITED PARTNERSHIP)
                            CROSS REFERENCE SHEET

                                  FORM N-1A

                       Part B: Information Required in
                     Statement of Additional Information

 10.            Cover Page                   Cover Page

 11.            Table of Contents            "Contents"

 12.            General Information and      "General Information" (See also
                History                      the Prospectus "What Is the
                                             Franklin Partners Funds?";
                                             "General Information")

 13.            Investment Objectives and    "Investment Restrictions" (See also
                Policies                     the Prospectus "How Does each Fund
                                             Invest Its Assets?")

 14.            Management of the            "Officers and Managing General
                Registrant                   Partners"

 15.            Control Persons and          "Officers and Managing General
                Principal Holders of         Partners"; "General Information"
                Securities

 16.            Investment Advisory and      "Investment Advisory and Other
                Other Services               Services"; "The Funds'
                                             Underwriter" (See also the
                                             Prospectus "Who Manages the
                                             Funds?"; "Who Runs the Funds?")

 17.            Brokerage Allocation         "How Do the Funds Purchase
                                             Securities for Their Portfolios?"

 18.            Capital Stock and Other      "How Do I Buy and Sell Shares?";
                Securities                   "General Information" (See also
                                             the Prospectus "How Do I Buy
                                             Shares?"; "How Do I Sell
                                             Shares?"; "General Information")

 19.            Purchase, Redemption and     "How Do I Buy and Sell Shares?"
                Pricing of Securities        (See also the Prospectus "How Do
                Being Offered                I Buy Shares?"; "How Do I Sell
                                             Shares?"; "How Are Each Fund's
                                             Shares Valued?"; "Telephone
                                             Transactions")

 20.            Tax Status                   "Additional Information
                                             Regarding Taxation" (See also
                                             the Prospectus "How Taxation
                                             Affects You and the Funds")

 21.            Underwriters                 "The Funds' Underwriter"

 22.            Calculation of Performance   "General Information"
                Data

 23.            Financial Statements         "Financial Statements"

FRANKLIN
PARTNERS FUNDS(R)

FRANKLIN TAX-ADVANTAGED
U.S. GOVERNMENT SECURITIES FUND

FRANKLIN TAX-ADVANTAGED
HIGH YIELD SECURITIES FUND

FRANKLIN TAX-ADVANTAGED
INTERNATIONAL BOND FUND

PROSPECTUS


MAY 1, 1996


777 MARINERS ISLAND BLVD., P.O. BOX 7777
SAN MATEO, CA 94403-7777
1-800/DIAL BEN

The Franklin Partners Funds(R) (collectively or separately, the "Funds" or "Fund") consists of three separate and distinct funds: Franklin Tax-Advantaged U.S. Government Securities Fund (the "Government Fund"), Franklin Tax-Advantaged High Yield Securities Fund (the "High Yield Fund"), and Franklin Tax-Advantaged International Bond Fund (the "International Bond Fund"), each a California limited partnership.


Each Fund is designed to earn income for qualifying non-U.S. shareholders that is not subject to U.S. federal income tax or U.S. tax withholding requirements (including "Non-Resident Alien" tax withholding).

The primary investment objective of the Government Fund is current income through investment in obligations of the U.S. government, its agencies or instrumentalities. The assets of this Fund will be primarily invested in obligations ("GNMAs" or "Ginnie Maes") of the Government National Mortgage Association ("Association").

The primary investment objective of the High Yield Fund is to earn a high level of current income, with capital appreciation as a secondary objective. The assets of this Fund will generally be invested in various classes of fixed-income debt securities of U.S. issuers, which may include non-investment grade bonds, although securities of non-U.S. issuers also may be acquired.


The primary investment objective of the International Bond Fund is to seek current income by investing in debt securities of non-U.S. issuers and foreign currency denominated debt securities of U.S. issuers.


The High Yield Fund and the International Bond Fund may invest in domestic and foreign securities as described under "How Does Each Fund Invest Its Assets?"

THE HIGH YIELD FUND MAY INVEST UP TO 100% OF ITS PORTFOLIO IN NON-INVESTMENT GRADE BONDS ISSUED BY BOTH U.S. AND FOREIGN ISSUERS, COMMONLY KNOWN AS "JUNK BONDS," WHICH ENTAIL DEFAULT AND OTHER RISKS GREATER THAN THOSE ASSOCIATED WITH HIGHER RATED SECURITIES. YOU SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND IN LIGHT OF THE SECURITIES IN WHICH THE FUND INVESTS. SEE "WHAT ARE THE FUNDS' POTENTIAL RISKS? - HIGH YIELDING, FIXED-INCOME SECURITIES."

This Prospectus is intended to set forth in a clear and concise manner information about the Funds that you should know before investing. After reading the Prospectus, you should retain it for future reference; it contains information about the purchase and sale of shares and other items which you will find useful.

An SAI concerning the Funds, dated May 1, 1996 as may be amended from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to you. It has been filed with the SEC and is incorporated herein by reference. A copy is available without charge from the Funds or from Distributors, at the address or telephone number shown above.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE
POSSIBLE LOSS OF PRINCIPAL.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY
REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. FURTHER INFORMATION MAY BE OBTAINED FROM THE UNDERWRITER.


CONTENTS                                                     PAGE

Expense Table


Financial Highlights - How Have the Funds Performed?

What Is the Franklin Partners Funds?

How Does Each Fund Invest Its Assets?

What Are the Funds' Potential Risks?

How You Participate in the Results of the Funds' Activities

Who Manages the Funds?

What Distributions Might I Receive from the Funds?

How Taxation Affects You and the Funds

How Do I Buy Shares?

What Programs and Privileges Are Available to Me as a Shareholder?

What If My Investment Outlook Changes? - Exchange Privilege

How Do I Sell Shares?


Telephone Transactions


How Are Each Fund's Shares Valued?

How Do I Get More Information About My Investment?

How Do the Funds Measure Performance?


General Information


Registering Your Account

Important Notice Regarding Taxpayer IRS Certifications

Who Runs Each Fund?

Useful Terms and Definitions

Summary of Partnership Agreements

Appendix

EXPENSE TABLE

The purpose of this table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly in connection with an investment in the Funds. These figures are based on the aggregate operating expenses of the Fund before any fee waivers and expense reductions, for the fiscal year ended December 31, 1995.




                                             GOVERNMENT HIGH YIELD INTERNATIONAL
SHAREHOLDER TRANSACTION EXPENSES                    FUND       FUND    BOND FUND
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)........4.25%      4.25%    4.25%
Deferred Sales Charge........................None+      None+    None+
Exchange Fee (per transaction)..............$5.00*     $5.00*    $5.00*

Annual Fund Operating Expenses
 (as a percentage of average net assets)
Management Fees..............................0.51%      0.62%    0.63%**
Rule 12b-1 Fees...........................0.07%***      0.10%*** 0.09***
Other Expenses...............................0.06%      0.10%    0.28%
                                             -------------------------
Total Fund Operating Expenses................0.64%      0.82%    1.00%***
                                             ============================

+Investments of $1 million or more are not subject to a front-end sales charge; however, a contingent deferred sales charge of 1% is generally imposed on certain redemptions within a "contingency period" of 12 months of the calendar month of such investments. See "How Do I Sell Shares? Contingent Deferred Sales Charge."

*$5.00 fee imposed only on Market Timers as described under "What If My Investment Outlook Changes? - Exchange Privilege." All other exchanges are processed without a fee.

**The Manager has agreed in advance to waive a portion of its management fee for the International Bond Fund. With this waiver, management fees and total operating expenses represented 0.04% and 0.41%, respectively, of the average net assets of the Fund.

***The maximum amount of Rule 12b-1 fees allowed pursuant to each Fund's distribution plan is 0.15%. See "Who Manages the Fund? - Plans of Distribution." Consistent with National Association of Securities Dealers, Inc.'s rules, it is possible that the combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charges permitted under those same rules.

You should be aware that the above table is not intended to reflect in precise detail the fees and expenses associated with an investment in the Funds. Rather, the table has been provided only to assist you in gaining a more complete understanding of fees, charges and expenses. For a more detailed discussion of these matters, you should refer to the appropriate sections of this Prospectus.


EXAMPLE


As required by SEC regulations, the following example illustrates the expenses, including the maximum front-end investments of $1 million or more are not subject to a front-end sales charge; however, a contingent deferred sales charge of 1% is generally imposed on certain redemptions within a "contingency period" of 12 months of the calendar month of such investments. See "How Do I Sell Shares? - Contingent Deferred Sales Charge."

 .................................Government High Yield International
 .......................................Fund      Fund       Bond Fund
1 Year.................................$ 49      $ 51         $ 52
3 Years..................................62        68           73
5 Years..................................77        88           95
10 Years................................119       143          160

THIS EXAMPLE IS BASED ON THE AGGREGATE ANNUAL OPERATING EXPENSES, BEFORE THE FEE WAIVER FOR THE INTERNATIONAL FUND SHOWN ABOVE AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. The operating expenses are borne by the Fund and only indirectly by you as a result of your investment in the Fund. In addition, federal securities regulations require the example to assume an annual return of 5%, but the Fund's actual return may be more or less than 5%.

FINANCIAL HIGHLIGHTS - HOW HAVE THE FUNDS PERFORMED?

Set forth below is a table containing the financial highlights for a share of each Fund. The information for each of the five fiscal years in the period ended December 31, 1995 has been audited by Coopers & Lybrand, L.L.P., independent auditors, whose audit report appears in the financial statements in each Fund's Annual Report to Shareholders for the fiscal year ended December 31, 1995. The remaining figures, which are also audited, are not covered by the auditors' current report. See "Reports to Shareholders" under "General Information" in this Prospectus.


        Net Asset            Net Realized             Dividends                                Net   Ratio of  Ratio of
 Year     Value       Net    & Unrealized  Total From  From Net    Net Asset             Assets at   Expenses  Net Income  Portfolio
 Ended  Beginning Investment  Gain (Loss)  Investment Investment   Value at     Total   End of Year to Average to Average  Turnover
Dec. 31  of Year    Income   on Securities Operations   Income    End of Year Return++  (in 000's)  Net Assets Net Assets    Rate
------------------------------------------------------------------------------------------------------------------------------------

U.S. Government Fund

19871     $10.00    $0.603           $0.070      $0.673     $(0.603)$10.07      6.64%     $  9,401   -- %       10.46%+     31.53%
1988       10.07     0.986           (0.180)      0.806      (0.986)  9.89      7.80        42,703   0.263       9.62        6.80
1989        9.89     0.965            0.280       1.245      (0.965) 10.17     12.75        67,864   0.463       9.55        7.07
1990       10.17     0.922            0.060       0.982      (0.922) 10.23      9.82        86,967   0.603       9.16        9.36
1991       10.23     0.865            0.570       1.435      (0.865) 10.80     14.31       127,637   0.80        8.13       12.42
1992       10.80     0.785           (0.050)      0.735      (0.785) 10.75      6.80       312,645   0.67        7.22       15.26
1993       10.75     0.733            0.160       0.893      (0.733) 10.91      8.19       574,007   0.59        6.63       14.63
1994       10.91     0.704           (1.150)     (0.446)     (0.704)  9.76     (4.26)      456,421   0.61        6.92       10.20
1995        9.76     0.706            1.040       1.746      (0.706) 10.80     18.38       403,565   0.64        6.82        3.50

High Yield Fund

19871      10.00     0.516           (0.760)     (0.244)     (0.516)  9.24     (2.60)        2,923     --       12.67+        --
1988        9.24     1.076            0.020       1.096      (1.076)  9.26     11.79        21,346   0.183      10.88        2.64
1989        9.26     1.173           (0.740)      0.433      (1.173)  8.52      4.10        34,722   0.253      13.08        4.95
1990        8.52     1.132           (2.430)     (1.298)     (1.132)  6.09    (16.89)       27,155   0.553      15.51       13.29
1991        6.09     0.982            1.890       2.872      (0.982)  7.98     49.19        57,469   0.87       12.96       38.35
1992        7.98     0.922            0.420       1.342      (0.922)  8.40     16.96        39,131   0.76       11.00       29.79
1993        8.40     0.815            0.570       1.385      (0.815)  8.97     16.72        69,545   0.76        9.17       32.27
1994        8.97     0.770           (0.990)     (0.220)     (0.760)  7.99     (2.58)       81,151   0.81        9.36       18.39
1995        7.99     0.770            0.734       1.504      (0.784)  8.71     19.46       160,080   0.82        8.87       18.47

International Bond Fund

1987      $10.00    $0.620           $1.420      $2.040     $(0.360)$11.68       --%      $ 13,688   1.67%       7.49%     120.00%
1988       11.68     0.790           (0.590)      0.200      (0.800) 11.08     (2.85)        9,485   1.62        7.13       47.00
1989       11.08     0.820            0.160       0.980      (0.860) 11.20      9.15         4,709   1.72        7.64       12.00
19902      11.20     1.133            0.819       1.952      (1.202) 11.95     15.46*        4,236   0.954       9.75       18.40
1991       11.95     1.018            0.112       1.130      (1.030) 12.05      9.86         5,060      -4       9.05       60.77
1992       12.05     1.012           (1.110)     (0.098)     (1.102) 10.85     (1.43)       12,662   0.134       9.71       15.26
1993       10.85     0.808            0.505       1.313      (0.823) 11.34     12.13        19,606   0.254       7.31        6.80
1994       11.34     0.794           (0.560)      0.234      (0.794) 10.78      2.06        22,725   0.294       7.69        6.46
1995       10.78     0.938            1.180       2.118      (0.938) 11.96     20.41        28,352   0.414       7.85        4.90

*For the period June 9, 1990 (transfer of management) to December 31, 1990.

1For the period May 4, 1987 (effective date) to December 31, 1987.


2On June 9, 1990, the investment manager changed from Pilgrim Management Corporation to Advisers.

3Without a fee reduction by Advisers, the ratio of expenses to average net assets for the fiscal years ended December 31, 1988, 1989 and 1990 would have been: .87%, .76% and .76%, respectively, for the U.S. Government Securities Fund; and .98%, .78% and .79%, respectively, for the High Yield Securities Fund.

4Without a fee reduction by Advisers, the ratio of expenses to average net assets for the fiscal years ended December 31, 1990, 1991, 1992, 1993,1994 and 1995 would have been 1.42%, .89%, .92%, .97%, 1.06%, and 1.00%, respectively.

+Annualized

++Total return measures the change in value of an investment over the periods indicated. It is not annualized. It does not include the maximum front-end sales charge or any applicable deferred contingent sales charge and assumes reinvestment of income distributions at net asset value. Prior to May 1, 1994, distributions from net investment income were reinvested at the maximum offering price.

WHAT IS THE FRANKLIN PARTNERS FUNDS

Each Fund is an open-end, diversified management investment company, registered with the SEC under the Investment Company Act of 1940 (the "1940 Act"), and organized as a limited partnership in the state of California. The form of organization was adopted to preserve, for qualifying non-U.S. shareholders, the current exemptions from U.S. federal income tax and U.S. federal withholding tax, including U.S. "Non-Resident Alien" tax withholding (principally, the "portfolio interest" exemption for distributions from the Government Fund and the High Yield Fund and the exemption from U.S. income taxation of foreign source income for distributions from the International Bond Fund) that would be available to direct owners of the types of securities in which each Fund invests. Because the Funds are limited partnerships, distributions made by the Funds retain their original character so that qualifying income is not subject to U.S. federal income taxation when received by the Funds' qualifying non-U.S. investors.


ELIGIBLE INVESTORS


Each Fund is designed primarily for investors who are not considered to be U.S. citizens, residents, corporations, partnerships, trusts or estates, or who are not non-U.S. persons engaged in a U.S. trade or business under the Code. Investment by non-U.S. persons through U.S. trusts or estates is permitted. Investment by U.S. investors into the High Yield and International Bond Funds is not permitted. The Government Fund is available to U.S. investors. Since the Government Fund expects to be invested primarily in GNMA Certificates, the income from such investments would generally be subject to federal, state or local taxation for most U.S. investors. (See the discussion subcaptioned "U.S. Tax Treatment of U.S. Investors" under "How Taxation Affects You and the Funds.")


All prospective investors must furnish the Funds with account registration information and information on their tax status as required by the Investment Application and Subscription Agreement ("Application") included with this Prospectus, and either a Certificate of Foreign Status on Form W-8 (or substitute) or the Payer's Request for Taxpayer Identification Number on Form W-9, as applicable. By purchasing shares, each investor will be deemed to have provided the Special Power of Attorney included in the Application and each non-U.S. investor is consenting to disclosure of the information contained in the Certificate of Foreign Status (which includes each investor's name and permanent address) to the Funds and, to the extent required by the Code, to the U.S. Internal Revenue Service ("IRS") and to issuers of debt obligations in which the Funds invest.

CERTAIN TAX CONSIDERATIONS


Due to the structure of each Fund as a limited partnership based in the U.S. and the primary reliance on the portfolio interest exemption and the exemption of foreign source interest from U.S. income taxation under the Code to eliminate U.S. tax and tax withholding on distributions made to shareholders, certain factors should be considered by prospective investors, which are discussed more fully under "How Taxation Affects You and the Funds" in this Prospectus and under "Additional Information on Distributions and Taxation" in the SAI.


1. Qualifying income generated by each Fund will not be subject to U.S. federal income tax and U.S. tax withholding requirements for qualifying non-U.S. shareholders, provided that the Fund is not deemed to be engaged in a trade or business in the U.S. Each Fund has obtained an opinion of its counsel, Thelen, Marrin, Johnson & Bridges, to the effect that it should not be deemed to be engaged in a trade or business in the U.S. if the Fund follows certain policies and guidelines concerning its investment activities. This opinion is based on counsel's interpretation of applicable court decisions and other authorities and not on any specific U.S. Treasury regulations because no such regulations have been promulgated. Although each Fund and its counsel believe that their position is fully supported by applicable law, there can be no assurance that the IRS or a court of law would not take a contrary position.

2. A shareholder with an address outside the U.S. must furnish the Fund in which it invests with a Certificate of Foreign Status on IRS Form W-8 to avoid U.S. tax withholding at the rate of 30%. If the Fund does not have such a Certificate on file, the Fund must withhold the tax from any distributions (including redemption distributions) to the shareholder to the extent that such distributions include income from U.S. sources. In addition, in the absence of a Certificate, to the extent that a Fund has not distributed all of the U.S. source income allocable to the shareholder during the year, the Fund will be required to apply withholding (by liquidating shares at the end of the year) to the undistributed U.S. source income allocated to the shareholder for the year.

3. As a partnership, each Fund will be required to file an annual return with the IRS and the California Franchise Tax Board which identifies each shareholder's allocated share of the Fund's net income and gains for the taxable year, whether or not such income and gains have been distributed. Each Fund will also file an annual form with the IRS with respect to each non-U.S. shareholder (which includes, as an attachment, the Form W-8 [or substitute] furnished by the shareholder) indicating, if applicable, that no amount was withheld with respect to income allocated to such shareholder that qualified for the portfolio interest exemption or any other applicable exemption under the Code.

4. The value of Fund shares directly owned by a non-U.S. individual upon the death of such individual may be subject to U.S. estate taxes (and possibly state inheritance taxes), subject to certain exemptions and to the terms of any applicable treaty between the U.S. and the individual's country of residence.


HOW DOES EACH FUND INVEST ITS ASSETS?


The objective of each Fund is a fundamental policy and may not be changed without shareholder approval.

FRANKLIN TAX-ADVANTAGED
U.S. GOVERNMENT SECURITIES FUND


The investment objective of this Fund is current income through investment in a portfolio limited to securities which are obligations of the U.S. government, its agencies or instrumentalities. At least 65% of the assets of this Fund will be invested in such securities. Other than investments in short-term U.S. Treasury securities or assets held in cash pending investment, the assets of the Fund are currently invested solely in GNMAs.


Obligations of the U.S. government, its agencies and instrumentalities may also include, U.S. Treasury bonds, notes and bills, Treasury Certificates of Indebtedness and securities issued by agencies and instrumentalities of the U.S. government, including those issued or guaranteed by the Department of Housing and Urban Development, the Farmers Home Administration, the Small Business Administration, the Export-Import Bank, Banks for Cooperatives, the Commodity Credit Corporation, the Federal Deposit Insurance Corporation, Federal Farm Credit Banks, the Federal Financing Bank, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks and the Federal Land Bank Association, the Federal Savings and Loan Insurance Corporation, the General Insurance Fund, Government Services Administration, the Product Credit Association, the Student Loan Marketing Association, the Tennessee Valley Authority, and the U.S. Postal Service.

To produce income that is not subject to U.S. federal income tax or U.S. withholding tax for its non-U.S. investors, the Fund limits its investments to U.S. government obligations issued after July 18, 1984 in registered form. In the case of GNMAs, the Fund limits itself to GNMA Certificates representing interests in underlying mortgages which were also issued after July 18, 1984 or which meet certain other qualifying conditions under the Code, all of the interest on which will qualify for the "portfolio interest" exemption under the Code.


INFORMATION ABOUT GNMAS

GNMAs are mortgage-backed securities representing part ownership of a pool of mortgage loans. GNMAs differ from other bonds in that principal may be paid back on an unscheduled basis rather than returned in a lump sum at maturity. The Fund will purchase GNMAs for which principal and interest are guaranteed. The Fund also purchases "adjustable rate" GNMAs and other types of securities which may be issued with the Association's guarantee.

THE ASSOCIATION'S GUARANTEE OF PAYMENT OF PRINCIPAL AND INTEREST ON GNMAS IS BACKED BY THE FULL FAITH AND CREDIT OF THE UNITED STATES GOVERNMENT. THE ASSOCIATION MAY BORROW U.S. TREASURY FUNDS TO THE EXTENT NEEDED TO MAKE PAYMENTS UNDER ITS GUARANTEE. OF COURSE, THIS GUARANTEE DOES NOT EXTEND TO THE MARKET VALUE OR YIELD OF THE GNMAS OR THE NET ASSET VALUE OR PERFORMANCE OF THE FUND, WHICH WILL FLUCTUATE DAILY WITH MARKET CONDITIONS.

Payments to holders of GNMAs consist of the monthly distributions of interest and principal less the Association's and issuers' fees. The portion of the monthly payment which represents a return of principal will be reinvested by the Fund in securities which may bear interest at a rate higher or lower than the obligation from which the principal payment was received.

When mortgages in the pool underlying a GNMA are prepaid by borrowers or as a result of foreclosure, such principal payments are passed through to the GNMA holders, such as the Fund. Accordingly, a GNMA's life is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to accurately predict the life of a particular GNMA.

GNMA yields (interest income as a percentage of price) have historically exceeded the current yields on other types of U.S. government securities with comparable maturities. The effects of interest rate fluctuations and unpredictable prepayments of principal, however, can greatly change realized yields. As with most bonds, in a period of rising interest rates, the value of a GNMA will generally decline. In a period of declining interest rates, however, it is more likely that mortgages contained in GNMA pools will be prepaid, thus reducing the effective yield. This potential for prepayment during periods of declining interest rates may reduce the general upward price increases of GNMAs as compared to the increases experienced by noncallable debt securities over the same periods. Moreover, any premium paid on the purchase of a GNMA will be lost if the obligation is prepaid. Of course, price changes of GNMAs and other securities held by the Fund will have a direct impact on the net asset value per share of the Fund.

The Fund's investments are continually monitored and changes are made as market conditions warrant. However, the Fund does not engage in the trading of securities for the purpose of realizing short-term profits.


FRANKLIN TAX-ADVANTAGED
HIGH YIELD SECURITIES FUND

The principal investment objective of this Fund is to earn a high level of current income. As a secondary objective, the High Yield Fund seeks capital appreciation to the maximum extent possible, consistent with its principal objective.

TYPES OF SECURITIES WHICH THE
HIGH YIELD FUND MAY PURCHASE

Current yield is the primary standard used by this Fund in selecting its securities, although potential for capital appreciation may also be considered. The Fund will invest in fixed-income debt securities of U.S. and non-U.S. issuers (including corporate and municipal bonds, short-term paper and secured obligations) which are offering the highest yield available without excessive risk at the time of purchase. The Fund's investment manager will attempt to avoid excessive risk by performing an independent credit analysis of the issuer, as described below, and by diversifying the Fund's investments among different issuers. To produce income that is not subject to U.S. federal income tax or U.S. withholding tax for non-U.S. investors, the Fund limits its investments in securities of U.S. issuers to debt securities issued after July 18, 1984 in registered form.

Depending upon prevailing market and economic conditions, when purchasing fixed-income debt securities, the High Yield Fund will invest at least 65% of its total assets in investment grade or lower grade securities (those having a rating below the three highest grades assigned by Moody's Investors Service ["Moody's"] or Standard & Poor's Corporation ["S&P"], two nationally recognized statistical rating organizations ["NRSROs"]). Such lower rated securities are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. (See the discussion under "Risk Considerations - Asset Composition Table" for the ratings assigned by Moody's for the securities held by the portfolio of the High Yield Fund as of the end of the fiscal year.)

The Fund may also, for defensive purposes, temporarily invest its assets in U.S. government securities, commercial paper (short-term debt securities of large corporations), various bank debt instruments or other money market instruments. The income from certain types of such short-term investments may not qualify as "portfolio interest" income or income otherwise exempt under the Code and, therefore, would generally be subject to U.S. tax and withholding requirements.

Various investment services publish ratings of some of the types of securities in which the High Yield Fund may invest. Higher yields are ordinarily available from securities in the lower rated categories of the NRSROs (that is, securities rated Baa or lower by Moody's or BBB or lower by S&P - see the Appendix to this Prospectus) or from unrated securities of comparable quality. These ratings, which represent the opinions of the NRSROs with respect to the issuer's ability to pay interest and repay principal, do not purport to reflect the risk of fluctuations in market value, are not absolute credit standards, and will be considered in connection with the investment of the High Yield Fund's assets, but will not be a determining or limiting factor. The High Yield Fund may invest in securities regardless of their rating (including securities in the lowest rating categories) or in securities which are not rated. The High Yield Fund, however, does not intend to invest in securities that are rated below Ca by Moody's or CC by S&P, or which, if unrated, are not at least of comparable quality as determined by the investment manager. Securities in these rating categories are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The High Yield Fund will not purchase issues that are in default. As noted above, the High Yield Fund will not invest in securities which are felt by management to involve excessive risk. In the event the rating on an issue held in the High Yield Fund's portfolio is changed by the ratings service or the security goes into default, such event will be considered by the High Yield Fund in its evaluation of the overall investment merits of that security but will not necessarily result in an automatic sale of the security.

Rather than relying principally on the ratings assigned by rating services, the investment analysis of securities being considered for the High Yield Fund includes, among other things, consideration of relative values, based on such factors as: anticipated cash flow; interest coverage; asset coverage; earnings prospects; the experience and managerial strength of the issuer; responsiveness to changes in interest rates and business conditions; debt maturity schedules and borrowing requirements; and the issuer's changing financial condition and public recognition thereof. Because the High Yield Fund's portfolio will consist of debt securities, changes in the level of interest rates, among other things, will likely affect the value of the Fund's holdings and thus the value of a shareholder's investment.

Certain of the high yield, fixed-income securities in which this Fund may invest may be purchased at a discount. The High Yield Fund does not intend to purchase securities for the purpose of achieving capital gains, but generally will hold them as long as current yields on such securities remain attractive. Capital losses may be realized when securities purchased at a premium are held to maturity or are called or redeemed at a price lower than their purchase price. Capital gains or losses also may be realized upon the sale of securities.

Although the High Yield Fund is not limited with respect to the maturity of its portfolio securities, generally the majority of that Fund's investments will be intermediate to long-term investments that mature in ten years or more.

Because of the High Yield Fund's policy of seeking high current yield and its ability to invest in lower grade debt securities, a higher degree of risk (including the risk of bankruptcy or default by the issuer of a high yield, lower rated security) may accompany an investment in this Fund than would be the case in a more conservative income-type investment company. In addition, this Fund will be more dependent on the investment manager's judgment, analysis and experience in achieving its investment objective than is the case for funds that invest in higher quality bonds. As in any other investment, there is no assurance that the Fund's objectives will be obtained.



FOR ADDITIONAL RISK FACTORS, SEE THE SECTION CAPTIONED "RISK CONSIDERATIONS HIGH YIELDING, FIXED-INCOME SECURITIES."

FRANKLIN TAX-ADVANTAGED
INTERNATIONAL BOND FUND

The primary investment objective of the International Bond Fund is to seek current income by investing in readily marketable bonds and debentures of non-U.S. issuers and foreign currency denominated bonds and debentures of U.S. issuers. Under normal conditions, this Fund attempts to invest 100%, and will invest at least 65%, of its total assets in these securities, and the domiciles of the issuers or the currency denominations will include at least three different countries. The International Bond Fund intends to limit its investments to issuers domiciled in, and instruments denominated in the currencies of, developed countries. To produce income that is not subject to U.S. tax or withholding, this Fund limits its investments generally to either debt securities issued after July 18, 1984 in registered form which, if giving rise to U.S. source interest, will generate "qualifying portfolio interest" income, or debt securities of foreign issuers not engaged in a U.S. trade or business, which will generate "non-U.S. source" income.

To protect against losses resulting from changes in foreign currency exchange rates, the International Bond Fund may engage in various strategies to hedge its portfolio against these risks. These strategies include use of foreign currency options, foreign currency futures, options on such futures and forward foreign exchange contracts. Transactions in options and futures are generally considered "derivative securities." While the International Bond Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of its shares, this Fund's net asset value will still fluctuate and there can be no assurance that such hedging transactions will be effective.


The International Bond Fund may also, for hedging purposes, purchase foreign currencies in the form of bank deposits as well as other foreign money market instruments, including but not limited to banker's acceptances, certificates of deposits, commercial paper, short-term government and corporate obligations and repurchase agreements, subject to certain tax restrictions. In addition, this Fund may invest the cash balances which it may be required (for operational purposes) to hold outside of the U.S. in foreign currency-denominated instruments (generally bank accounts).

Under current tax laws, certain foreign exchange gains realized by the International Bond Fund from its hedging activities may be subject to U.S. federal income tax and withholding requirements. See "The Investment Objectives and Policies of the Funds" in the SAI for a more detailed discussion of the International Bond Fund's authorized hedging activities. In addition to the risks resulting from fluctuations in currency exchange rates and the attendant risks involved in using hedging techniques, there are certain risks involved in a U.S. investment company's investment in the securities of non-U.S. issuers. These risks include devaluation of currencies, imposition of non-U.S. withholding taxes on Fund income, reduced availability in the U.S. of public information concerning non-U.S. issuers, future political and economic developments and the imposition of currency exchange regulations or other foreign governmental laws or restrictions, and the fact that non-U.S. companies are not generally subject to the same type of accounting, auditing and financial reporting standards or other regulatory practices and requirements that are applicable to U.S. domestic companies. Moreover, securities of many non-U.S. issuers may be less liquid than the securities of comparable U.S. issuers and their prices more volatile, and the International Bond Fund will incur transaction costs in converting assets from one currency to another. In addition, with respect to certain foreign countries, there is the possibility of expropriation or the nationalization of issuers of securities held by the International Bond Fund, confiscatory taxation and limitations on the use or removal of monies (e.g., currency blockages) or other Fund assets. Although the International Bond Fund is not limited with respect to the maturity of its portfolio securities, it is anticipated that the majority of the Fund's investments will be intermediate to long-term investments that mature in ten years or more.

Although certain risks are involved in forward foreign exchange contracts, foreign currency options, foreign currency futures and related options on such futures (as discussed above and in the SAI), the investment manager believes that, because the International Bond Fund will only engage in these transactions for hedging purposes, the use of these strategies will not subject the Fund to the risks frequently associated with the speculative use of forward contracts, options and futures transactions. In addition, the International Bond Fund will not invest funds in foreign currency positions, the principal amount of which taken through options on foreign currencies, foreign currency futures contracts, forward foreign currency contracts and options on foreign currency futures contracts with respect to any particular foreign currency would exceed the sum of the principal amount of securities denominated in such foreign currency owned or committed to be purchased by the Fund. Tax requirements may further limit the International Bond Fund's ability to engage in these hedging transactions and strategies.



In order to comply with guidelines concerning each Fund's investment activities and to strengthen its position that it is not engaged in a U.S. trade or business, a Fund may have to refrain from the sale or purchase of particular securities under circumstances in which such securities would otherwise have been sold or purchased. Conversely, in order to protect the value of its investments, a Fund may have to take actions which are not consistent with the guidelines and may weaken its tax position. The effect of the guidelines is more pronounced for the High Yield Fund and the International Bond Fund because of the nature of their investments. See the tax section of this Prospectus for further information.


FURTHER RISK DISCUSSION IS INCLUDED UNDER THE CAPTION "WHAT ARE THE FUNDS' POTENTION RISKS? - HIGH YIELDING, FIXED-INCOME SECURITIES."


SOME OF THE FUNDS' OTHER INVESTMENT POLICIES

LONG-TERM INVESTMENTS. It is not the policy of any Fund to purchase or sell securities for trading purposes as such activity may cause the Fund to be deemed to be engaged in a trade or business in the U.S. for U.S. federal income tax purposes. Rather, it is the policy of each Fund to purchase securities for long-term investment to generate income. To the extent consistent with guidelines each Fund follows in order not to be deemed to be engaged in a trade or business in the U.S., however, each Fund may make changes in its investments in accordance with management's appraisal of the factors affecting the market and the national economy in order to protect the Fund from losses in the value of its investments.

REPURCHASE AGREEMENTS. Each Fund may engage in repurchase transactions, in which the Fund purchases a U.S. government security subject to resale to a bank or dealer at an agreed-upon price and date. The transaction requires the collateralization of the seller's obligation by the transfer of securities with an initial market value, including accrued interest, equal to at least 102% of the dollar amount invested by the Fund in each agreement, with the value of the underlying security marked to market daily to maintain coverage of at least 100%. A default by the seller might cause such Fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. Each Fund might also incur disposition costs in liquidating the collateral. Each Fund, however, intends to enter into repurchase agreements only with financial institutions such as broker-dealers and banks which are deemed creditworthy by the Fund's investment manager. A repurchase agreement is deemed to be a loan by a Fund under the 1940 Act. The U.S. government security subject to resale (the collateral) will be held on behalf of a Fund by a custodian approved by such Fund's Board and will be held pursuant to a written agreement.


ILLIQUID INVESTMENTS. It is the policy of each Fund that illiquid securities (securities that cannot be disposed of within seven days in the normal course of business at approximately the amount at which such Fund has valued the securities) may not constitute, at the time of purchase, or at any time, more than 10% of the value of the total net assets of the Fund in which they are held.


BORROWING. The Funds do not borrow money or mortgage or pledge any of their assets except that the Funds may borrow for temporary or emergency purposes, and pledge their assets therefor, in an amount up to 5% of total asset value of each Fund, and subject to certain tax requirements.

SECURITIES OF NON-U.S. ISSUERS. Securities of non-U.S. issuers cannot be purchased by the Government Fund. There are no restrictions on investment of assets of the High Yield Fund or the International Bond Fund in non-U.S. securities, provided such investments are consistent with the investment objectives and policies of such Funds. The High Yield Fund, however, presently has no intention of investing more than 10% of its net assets in securities of non-U.S. issuers not publicly traded in the U.S. Interest income from non-U.S. securities will generally be exempt from U.S. federal income tax and U.S. tax withholding.

There are certain risks involved in a U.S. investment company's investment in the securities of non-U.S. issuers. These risks include: fluctuations in currency exchange rates, devaluation of currencies, imposition of withholding taxes on Fund income, reduced availability in the U.S. of public information concerning non-U.S. issuers, future political and economic developments and the imposition of currency exchange regulations or other governmental laws or restrictions, and the fact that non-U.S. companies are not generally subject to the same type of accounting, auditing and financial reporting standards or other regulatory practices and requirements that are applicable to U.S. companies. Moreover, securities of many non-U.S. issuers may be less liquid than the securities of comparable U.S. issuers and their prices more volatile, and the Fund will incur transaction costs in converting assets from one currency to another. Brokerage commissions and custody fees for non-U.S. securities are also generally higher than those in the U.S. In addition, with respect to certain countries, there is the possibility of expropriation or the nationalization of issuers of securities held by a Fund, confiscatory taxation, and limitations on the use or removal of monies (e.g., currency blockages) or other Fund assets.

The High Yield Fund will ordinarily purchase securities of non-U.S. issuers which are traded in the U.S. or purchase American Depositary Receipts ("ADRs"), which are certificates issued by U.S. banks representing the right to receive securities of a non-U.S. issuer deposited with that bank or a correspondent bank. ADRs purchased by the High Yield Fund will be "sponsored," that is, establishment of the issuing facility is brought about by the participation of the issuer and the depository institution pursuant to a deposit agreement which sets out the rights and responsibilities of the issuer, the depositary and the ADR holder. The Fund may purchase the securities of non-U.S. issuers, located in developed countries only, directly in non-U.S. markets.

Investments in non-U.S. securities, where delivery takes place outside the U.S., will have to be made in compliance with any applicable currency restrictions and other tax laws and laws limiting the amount and types of such investments.

Securities which are acquired by the High Yield Fund or the International Bond Fund outside the U.S. and which are publicly traded in the U.S. or on a recognized non-U.S. securities exchange or securities market are not considered by the Fund to be illiquid assets so long as (i) the securities, if resold, may be sold in one or more such trading markets, (ii) the Fund reasonably believes it can readily dispose of the securities for cash in one or more of such markets, and (iii) current market quotations are readily available.


Consistent with each Fund's intention to produce income that is not subject to U.S. federal income tax or U.S. withholding tax for qualifying non-U.S. investors, each Fund will generally invest in debt securities of U.S. issuers that are issued after July 18, 1984 in registered form or in debt securities of non-U.S. issuers that are not engaged in U.S. trade or business so that the income generated by such investments may be treated as "portfolio interest" or "non-U.S. source" income, respectively. (See "How Taxation Affect You and the Funds.")


The Funds are subject to a number of additional investment restrictions, some of which may be changed only with the approval of shareholders, which further limit their activities to some extent. A list of these restrictions and more information concerning the policies discussed herein are included in the SAI.



WHAT ARE SOME OF THE FUNDS' POTENTIAL RISKS?




HIGH YIELDING, FIXED-INCOME SECURITIES

Corporate debt securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The investment manager will consider both credit risk and market risk in making investment decisions as to corporate debt obligations for the High Yield Fund.

Bonds rated BB or below by S&P or Baa or below by Moody's (or comparable unrated securities) are considered by S&P and Moody's, on balance, to be speculative and questionable as to payment of principal and interest thereon. They will generally involve more credit risk than securities in the higher rating categories. The market values of such securities tend to reflect individual corporate developments to a greater extent than do values of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower rated securities also tend to be more sensitive to economic conditions than higher rated securities. Even securities rated BBB by S&P or Baa by Moody's, ratings which are considered investment grade, possess some speculative characteristics.


Companies that issue high yielding, fixed-income securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with acquiring the securities of such issuers is generally greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yielding securities may experience financial stress. During these periods, such issuers may not have sufficient cash flow to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. In general, securities which default lose much of their value in the time period prior to the actual default so that a Fund's net assets are impacted prior to the default. The High Yield and International Bond Funds may retain an issue which has defaulted because such issue may present an opportunity for subsequent price recovery. High yielding, fixed-income securities frequently have call or buy-back features which would permit an issuer to call or repurchase the securities from a Fund. Although such securities are typically not callable for a period from three to five years after their issuance, when calls are exercised by the issuer during periods of declining interest rates, a Fund must replace such called securities with lower yielding securities, decreasing the net investment income to such Fund and thus distributions to shareholders. The premature disposition of a high yielding security due to a call or buy-back feature, the deterioration of the issuer's creditworthiness, or a default may also make it more difficult for a Fund to manage the timing of its receipt of income, which may have tax implications. A Fund's investment in deferred interest bonds or bonds that provide for payment of interest-in-kind, if any, may cause the Fund to recognize and allocate income to shareholders prior to the receipt of cash payments. The Fund may also be required under the Code and Treasury regulations to accrue income for income tax purposes on defaulted obligations and allocate such income to the Fund's shareholders even though the Fund is not currently receiving interest or principal payments on such obligations.


The High Yield and International Bond Funds may have difficulty disposing of certain high yielding securities because there may be a thin trading market for a particular security at any given time. The market for lower rated, fixed-income securities generally tends to be concentrated among a smaller number of dealers than is the case for securities which trade in a broader secondary retail market. Generally, purchasers of these securities are predominantly dealers and other institutional buyers, rather than individuals. To the extent the secondary trading market for a particular high yielding, fixed-income security does exist, it is generally not as liquid as the secondary market for higher-rated securities. Reduced liquidity in the secondary market may have an adverse impact on market price and such Fund's ability to dispose of particular issues, when necessary, to meet the Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of the issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Funds to obtain market quotations based on actual trades for purposes of valuing each Fund's portfolio. Current values for these high yield issues are obtained from pricing services and/or a limited number of dealers and may be based upon factors other than actual sales. (See "Valuation of Fund Shares.")

The High Yield Fund and the International Bond Fund may acquire such securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. While many recent high yielding securities have been sold with registration rights, covenants and penalty provisions for delayed registration, if a Fund were required to sell such restricted securities before the securities have been registered, it may be deemed an underwriter of such securities as defined in the Securities Act of 1933, which entails special responsibilities and liabilities. The Funds may incur special costs in disposing of such securities; however, the Funds will generally incur no costs when the issuer is responsible for registering the securities.

The High Yield and International Bond Funds may acquire such securities during an initial underwriting. Such securities involve special risks because they are new issues. The Funds have no arrangement with their underwriters or any other person concerning the acquisition of such securities, and the investment manager will carefully review the credit and other characteristics pertinent to such new issues.


The high yield securities market is relatively new and much of its growth prior to 1990 paralleled a long economic expansion. The recession that began in 1990 disrupted the market for high yielding securities and adversely affected the value of outstanding securities and the ability of issuers of such securities to meet their obligations. Although the economy has improved considerably and high yielding securities have performed more consistently since that time, there is no assurance that the adverse effects previously experienced will not reoccur. For example, the highly publicized defaults of some high yield issuers during 1989 and 1990 and concerns regarding a sluggish economy which continued into 1993, depressed the prices for many of these securities. While market prices may be temporarily depressed due to these factors, the ultimate price of any security will generally reflect the true operating results of the issuer. Factors adversely impacting the market value of high yielding securities will adversely impact the Fund's net asset value. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The Fund will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the Manager will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.


The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon, deferred interest and pay-in-kind bonds. Such bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, the Funds will realize no cash until the cash payment date and, if the issuer defaults, the Funds may obtain no return at all on their investment. Zero coupon, deferred interest and pay-in-kind bonds involve additional special considerations.

Zero coupon or deferred interest securities are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are generally issued and traded at a discount from their face amounts or par value. The discount varies depending on the time remaining until maturity or the cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon or deferred interest securities having similar maturities and credit quality.

Pay-in-kind bonds are securities which pay interest through the issuance of additional bonds. The Funds will be deemed to receive interest over the life of such bonds and income will be allocated to the shareholders as if interest were paid on a current basis, although no cash interest payments are received by the Funds until the cash payment date or until the bonds mature.


For tax imposed restrictions on trading, see "U.S. Tax Treatment of Non-U.S. Investors" under "How Taxation Affects You and the Funds."


Because of the High Yield Fund's policy of investing in higher yielding, higher risk securities, an investment in the High Yield Fund is accompanied by a higher degree of risk than is present with an investment in higher rated, lower yielding securities. Accordingly, an investment in the High Yield Fund should not be considered a complete investment program, and should be carefully evaluated for its appropriateness in light of the investor's overall investment needs and goals. Persons on fixed incomes, such as retired persons, should also consider the increased risk of loss to principal which is present with an investment in higher risk securities such as those in which the High Yield Fund invests. The International Bond Fund may also invest a portion of its assets in comparable securities, although the International Bond Fund currently does not intend to invest more than 5% of its assets in such securities.

ASSET COMPOSITION TABLE


ASSET COMPOSITION TABLE. A credit rating by an NRSRO evaluates only the safety of principal and interest of a bond, and does not consider the market value risk associated with an investment in such a bond. The table below shows the percentage of the High Yield Fund's assets invested in fixed income securities rated in each of the specific rating categories shown and those that are not rated by the NRSRO but deemed by the Manager to be of comparable credit quality. The information was prepared based on a dollar weighted average of the Fund's portfolio composition based on month-end assets for each of the 12 months in the fiscal year ended December 31, 1995. The Appendix to this Prospectus includes a description of each rating category.


                 AVERAGE                         AVERAGE  WEIGHTED
                 WEIGHTED                        PERCENTAGE
MOODY'S RATING   PERCENTAGE       S&P RATING      OF ASSETS
                 OF ASSETS

Aaa                               AAA
Aa                                AA
A                                 A
Baa                .53            BBB             1.93
Ba               16.17            BB             30.12
B                69.92            B              50.15
Caa               2.90            CCC             2.32
Ca                 .18            CC
                                  D                .09
Unrated                           Unrated         1.84

HOW YOU PARTICIPATE IN THE RESULTS OF THE FUNDS' ACTIVITIES

The assets of each Fund are invested in portfolio securities. If the securities owned by the Fund increase in value, the value of the shares of the Fund which you own will increase. If the securities owned by the Fund decrease in value, the value of your shares will also decline. In this way, you participate in any change in the value of the securities owned by the Fund.

In addition to the factors which affect the value of individual securities, as described in the preceding sections, you may anticipate that the value of Fund shares will fluctuate with movements in the broader equity and bond markets. In particular, changes in interest rates, including changes in the prevailing rates of interest in any of the countries in which the International Bond and High Yield Funds invest, will affect the value of a Fund's portfolio and thus its share price. Increased rates of interest which frequently accompany inflation and/or a growing economy are likely to have a negative effect on the value of Fund shares. In addition, with respect to the High Yield and International Bond Funds, changes in currency valuations will impact the price of Fund shares. History reflects both increases and decreases in interest rates in individual countries and throughout the world, and in currency valuations, and these may reoccur unpredictably in the future.

WHO MANAGES THE FUNDS?

The Managing General Partners of each Fund establish the Fund's policies and supervise and review the operations and management of the Fund pursuant to the Partnership Agreements, the provisions of which are summarized herein under the heading "Summary of Partnership Agreements," and a copy of each Fund's Partnership Agreement is reproduced in its entirety in the SAI. The Managing General Partners of each Fund have been elected for an indefinite term. The Managing General Partners are responsible for electing the officers of each Fund who are responsible for administering its day-to-day operations

Each Fund has a corporate Non-Managing General Partner who does not participate in the management of the Fund, but who is obligated to maintain (together with the Managing General Partners) a minimum 1% investment in each Fund. Franklin Partners, Inc., a California corporation, is the Non-Managing General Partner for each Fund. All of the outstanding stock of Franklin Partners, Inc. is owned by Resources, a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 20% and 16%, respectively, of Resources' outstanding shares. Resources is engaged in various aspects of the financial services industry through its subsidiaries.

Advisers, a wholly-owned subsidiary of Resources, serves as each Fund's investment manager. Advisers acts as investment manager or administrator to 36 U.S. registered investment companies (118 separate series) with aggregate assets of over $80 billion.

Pursuant to a management agreement, the Manager supervises and implements each Fund's investment policies and provides certain administrative services and facilities which are necessary to conduct the Fund's business. The Manager performs similar services for other funds and there may be times when the actions taken with respect to the Fund's portfolio will differ from those taken by the Manager on behalf of other funds. Neither the Manager (including its affiliates) nor its officers, directors or employees nor the officers and managing general partners of the Funds are prohibited from investing in securities held by the Funds or other funds which are managed or administered by the Manager to the extent such transactions comply with the Funds' Code of Ethics. Please see "Investment Advisory and Other Services" and "General Information" in the SAI for further information on securities transactions and a summary of the Funds' Code of Ethics.


During the fiscal year ended December 31, 1995, the Government Fund and the High Yield Fund paid management fees representing 0.51% and %0.62%, respectively, of the average net assets of the Fund. Management fees, before any advance waiver for the International Bond Fund, totaled 0.63% of its average monthly net assets. Pursuant to an agreement by Advisers to limit its fees, the Fund paid management fees totaling 0.04% of the average monthly net assets. This arrangement may be terminated by the Manager at any time upon notice to the Managing General Partners.

Among the responsibilities of the Manager under the management agreement is the selection of brokers and dealers through whom transactions in the Fund's portfolio securities will be effected. The Manager tries to obtain the best execution on all such transactions. If it is felt that more than one broker is able to provide the best execution, the Manager will consider the furnishing of quotations and of other market services, research, statistical and other data for the Manager and its affiliates, as well as the sale of shares of the Fund, as factors in selecting a broker. Further information is included under "How Do the Funds Purchase Securities For Their Portfolio?" in the SAI.

Shareholder accounting and many of the clerical functions for the Fund are performed by Investor Services, in its capacity as transfer agent and income-paying agent. Investor Services is a wholly-owned subsidiary of Resources.

During the fiscal year ended December 31, 1995 expenses borne by the Funds, including fees paid to Advisers and to Investor Services, totaled 0.64%, 0.82%, and 0.41% of the average monthly net assets of the Government Fund, High Yield Fund, and International Bond Fund, respectively. The 0.41% for the International Bond Fund represents the ratio after advance fee waiver by the Manager. Had such action not been taken, total expenses would have represented 1.00% of the International Bond Fund's average net assets.


SUBADVISORY AGREEMENT


Pursuant to a subadvisory agreement between Advisers and Templeton Investment Counsel, Inc. ("TICI"), a Florida corporation with offices at Broward Financial Centre, Suite 2100, Fort Lauderdale, Florida 33394-3091, an indirect wholly-owned subsidiary of Resources, TICI provides certain investment services with respect to the assets of the International Bond Fund. Under the subadvisory agreement, TICI will provide, subject to the Manager's discretion, a portion of the investment advisory services for which the Manager is responsible pursuant to its management agreement relating to the International Bond Fund. TICI will be paid a fee from the investment advisory fees received by Advisers. Please see "Investment Advisory and Other Services" in the SAI.


PLANS OF DISTRIBUTION


A plan of distribution has been approved and adopted for each Fund (the "Plan(s)") pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, each Fund may reimburse Distributors or others for all expenses incurred by Distributors or others in the promotion and distribution of the Fund's shares. Such expenses may include, but are not limited to, the printing of prospectuses and reports used for sales purposes, expenses of preparing and distributing sales literature and related expenses, advertisements, and other distribution-related expenses, including a prorated portion of Distributors' overhead expenses attributable to the distribution of Fund shares, as well as any distribution or service fees paid to securities dealers or their firms or others who have executed a servicing agreement with the Fund, Distributors or its affiliates.

The maximum amount which each Fund may reimburse to Distributors or others for such distribution expenses is 0.15% per annum of its average daily net assets, payable on a quarterly basis. All expenses of distribution in excess of 0.15% per annum will be borne by Distributors, or others who have incurred them, without reimbursement from the Fund.

The Plans also cover any payments to or by the Funds, Advisers, Distributors, or other parties on behalf of the Funds, Advisers or Distributors, to the extent such payments are deemed to be for the financing of any activity primarily intended to result in the sale of shares issued by the Fund within the context of Rule 12b-1. The payments under each Plan are included in the maximum operating expenses which may be borne by the Fund. For more information, including a discussion of the policies established by the Managing General Partners with regard to the amount of Plan fees, please see "The Funds' Underwriter" in the SAI.

WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUNDS?

A proportionate share of each Fund's net investment income is allocated to shareholders daily and distributed monthly on or about the last business day of that month. The amount of such distributions may vary from month to month and is not guaranteed in any way. Daily allocation of net investment income will begin on the day after the Fund receives your money or settlement of a wire order trade and will continue to accrue through the day of receipt of your redemption request or the settlement of a wire order trade.

Increases and decreases in the value of a Fund's portfolio securities are reflected in the value of your shares in the Fund without regard to whether the increases or decreases have been realized through a sale or other disposition of the securities. Net capital gains (or losses) realized by each Fund on transactions in their respective portfolio securities are allocated among the shareholders for tax purposes in accordance with the tax allocation methods described below and any net capital gains (or losses) are allocated as described below.


Net capital gains and losses realized by a Fund on transactions in its investment portfolio are allocated among the shareholders of a Fund under a formula designed generally to allocate realized gains to shareholders to whom net unrealized gains have been credited previously and to allocate realized losses to shareholders to whom net unrealized losses have been debited previously. Realized gains or losses in excess of the amounts allocated under the formula are allocated among all shareholders in proportion to the number of shares owned on the day the gain or loss is realized. Since Treasury regulations do not specify a particular method of allocating gains and losses for tax purposes in these circumstances, it is possible that the IRS could challenge the Funds' method of allocating capital gains and losses.


All distributions are authorized by the Managing General Partners who, at any time, have the right to modify the amount of the distributions to reflect each Fund's financial situation. See the SAI for more information.

After each calendar year, each Fund is required to send you (regardless of whether you are or are not a U.S. taxpayer) a U.S. Federal and State of California tax form (Form K-1) which identifies your share of net income, gains and losses for the taxable year and (for non-U.S. taxpayers) a U.S. Federal Form 1042S. Copies of these forms will be filed with the IRS and the California Franchise Tax Board.

DISTRIBUTION OPTIONS

You may choose to receive your distributions of income from the Funds in any of these ways:

1. PURCHASE ADDITIONAL SHARES OF THE FUND - You may purchase additional shares of the Fund (without a sales charge or imposition of a contingent deferred sales charge) distributions of income. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2. PURCHASE SHARES OF OTHER FRANKLIN TEMPLETON FUNDS - You may direct your distributions of income to purchase the same class of shares of another Franklin Templeton Fund (without a sales charge or imposition of a contingent deferred sales charge). Many shareholders find this a convenient way to diversify their investments.

3. RECEIVE DISTRIBUTIONS OF INCOME IN CASH -You may have the money sent directly to you, to another person, or to a checking account. If you choose to send the money to a checking account, please see "Electronic Fund Transfers" under "What Programs and Privileges Are Available to Me as a Shareholder?"

TO SELECT ONE OF THESE OPTIONS, PLEASE COMPLETE SECTIONS 6 AND 7 OF THE INVESTMENT APPLICATION AND SUBSCRIPTION AGREEMENT INCLUDED WITH THIS PROSPECTUS OR TELL YOUR INVESTMENT REPRESENTATIVE WHICH OPTION YOU PREFER. IF NO OPTION IS SELECTED, YOUR DISTRIBUTIONS OF INCOME WILL BE AUTOMATICALLY REINVESTED IN THE FUND. You may change the distribution option selected at any time by notifying the Fund by mail or by telephone. Please allow at least seven days prior to the reinvestment date for a Fund to process the new option.

HOW TAXATION AFFECTS YOU AND THE FUNDS


The following summary of U.S. federal income tax law applicable to the Funds and their shareholders is based on statutes, regulations, rulings, case law and other authorities in effect as of the date of this Prospectus. Additional information on tax matters relating to the Funds and their shareholders is included in the section entitled, "Additional Information on Distributions and Taxation" in the SAI.

U.S. TAX STATUS OF THE FUNDS. Each Fund has obtained a ruling from the IRS to the effect that the Fund will be classified as a partnership and that its general and limited partners will be treated as partners for tax purposes. The rulings are conditioned on maintenance by the general partners at all times of a minimum 1% aggregate investment in each item of partnership income, gain, loss, deduction or credit. The general partners intend to comply with this requirement, which is contained in each Fund's Partnership Agreement.

As limited partnerships, the Funds are not subject to U.S. federal income tax or, as a general rule, to state income tax. Although federal tax legislation enacted in 1987 will cause publicly traded partnerships, including partnerships such as the Funds, to be taxed as corporations, this legislation will not apply to the Funds until after 1997, provided that the Funds do not add a "substantial new line of business" prior to that time. The Managing General Partners of the Funds intend to avoid changes in Fund activities which might constitute the addition of a "substantial new line of business" and will determine at the appropriate time whether the Funds may be continued in the same or modified form after 1997. Prior to the change in tax treatment, the Managing General Partners will recommend to shareholders steps which will allow non-U.S. investors to receive income free of U.S. taxation. All shareholders will be advised of the recommendation of the Managing General Partners, will be provided with information concerning the choices available, and will have an opportunity to make suitable investment choices at that time. Among the alternatives presently under consideration by the Managing General Partners is a proposal which, subject to compliance with applicable laws, would permit each non-U.S. investor to transfer that investor's assets to selected funds in the Templeton Global Strategy Funds organized under the laws of Luxembourg to form a SICAV (Societe d'Investissements a Capital Variable). Non-U.S. investors in a SICAV are not subject to U.S. taxation.

In a limited partnership, the character of any income earned or capital gains realized by each Fund flows through directly to its shareholders and is taxed at that level. Shareholders generally are liable for payment of taxes on their allocated share of Fund income and realized capital gains. To the extent, however, that a Fund earns income or realizes capital gains in a form that is exempt from U.S. federal income tax for non-U.S. investors (as discussed below), qualifying non-U.S. shareholders are likewise not subject to the payment of U.S. federal income tax or U.S. withholding tax on their allocated share of these types of income from the Funds, subject to the conditions stated below. U.S. withholding tax refers to the withholding requirements under Sections 1441 and 1442 of the Code (which impose withholding at the rate of 30%, subject to reductions pursuant to tax treaties) and, if applicable, Section 3406 of the Code (which imposes back-up withholding at the rate of 31%).

To the extent the High Yield Fund and the International Bond Fund generate income or capital gains from debt obligations purchased or issued outside of the U.S., such Funds may be required to pay taxes in foreign countries on such income or gains. Non-U.S. investors in those Funds may be able to obtain a credit or other relief from such taxes under the tax laws of their own countries or under treaties between their countries and the countries imposing such taxes on the Funds.


U.S. TAX TREATMENT OF NON-U.S. SHAREHOLDER. A non-U.S. Shareholder (i.e., a shareholder other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust as defined in the Code) investing in a Fund who was deemed to be engaged in a trade or business in the U.S. would be subject to U.S. federal income tax on any ordinary income and capital gains realized by the Fund to the extent such income and gains were deemed to be effectively connected with the conduct of such trade or business. (U.S. taxation of such income and gains would not be avoided under the terms of an applicable U.S. income tax treaty because such investor would be deemed to have a permanent establishment in the U.S.)


Each Fund, however, has obtained an opinion of its counsel to the effect that neither the Funds, nor their shareholders solely by virtue of their investment in the Funds, should be deemed to be engaged in a trade or business in the U.S. if the Funds adhere to their stated investment objectives, policies and restrictions and to certain guidelines concerning their investment activities. Each Fund intends to comply with these restrictions and guidelines. Assuming that the Funds comply with the guidelines, any non-U.S. investor of a Fund should not be deemed to be engaged in a trade or business in the U.S. solely by virtue of an investment in the Fund. Investors should also note that their investments in other funds in the Franklin Group of Funds(R) or in other U.S. investments generally would not, by themselves, cause them to be deemed to be engaged in a trade or business in the U.S.; however, it is possible that an investor could be deemed to be engaged in a trade or business in the U.S. if the investor engages in frequent trading (as opposed to investment) activity and generally does not hold U.S. investments for any substantial period of time.

If a Fund were deemed to be engaged in a U.S. trade or business by the IRS or a court of law, then its non-U.S. shareholders would be subject to U.S. federal income tax and the Fund would be obligated to withhold tax at the highest rate applicable to a particular class of shareholders on effectively connected taxable income allocable to each non-U.S. shareholder within that class (see the SAI).

Assuming that a non-U.S. investor is not engaged in a trade or business in the U.S., ordinary income realized by each Fund will not be subject to U.S. federal income tax (including "Non-Resident Alien" withholding taxes), if (i) the ordinary income consists of interest income which qualifies for the "portfolio interest" exemption under Sections 871(h) and 881(c) of the Code (or is otherwise exempt from U.S. tax withholding), (ii) the investor has furnished a valid and effective original or certified copy of an original Form W-8 (or substitute) to the Funds and has renewed the Form W-8 as required, (iii) the Funds have no actual knowledge that the investor is in fact a U.S. person and
(iv) the investor is not (a) a "10-percent shareholder," as defined in Section 871(h)(3) of the Code, of the issuer of a security held by the Fund which generates the portfolio interest income, (b) a controlled foreign corporation related to such issuer, or (c) a bank deemed to be receiving such interest (other than interest on an obligation of the U.S.) on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business. The Funds have been advised that interest income will qualify for the "portfolio interest" exemption if it is paid with respect to a debt obligation issued after July 18, 1984 in registered form with respect to which the U.S. person who would otherwise be required to withhold U.S. federal income tax from such interest under Section 1441 or 1442 of the Code (i.e., the Fund) has received a valid and effective statement (such as that contained in the Application) that the beneficial owner of the obligation (i.e., the shareholder) is not a U.S.
person.

A Fund's investments in zero coupon or deferred interest securities or in pay-in-kind bonds are subject to special tax rules concerning the amount, timing and character of the income allocations made to shareholders by causing the Fund to recognize income prior to the receipt of cash payments. This income will qualify for the "portfolio interest" exemption, provided that the other requirements relating to the exemption are satisfied. Certain foreign exchange gains and losses realized by the High Yield Fund and the International Bond Fund may be treated as ordinary income and losses rather than capital gains and losses. Such ordinary income does not appear to be subject to U.S. federal income tax (including withholding taxes) for a non-U.S. investor who is not engaged in a trade or business in the U.S.

With respect to the High Yield Fund and the International Bond Fund, a non-U.S. investor who is not engaged in a trade or business in the U.S. will also not be subject to U.S. federal income tax (including withholding taxes) on ordinary income realized by the Fund which constitutes "non-U.S. source" income. The Fund has been advised that interest income will be deemed to be "non-U.S. source" income if it is received with respect to securities issued by governments other than the U.S. or by a non-U.S. corporation unless the corporation is engaged in a trade or business in the U.S. Interest on securities of all non-U.S. corporations engaged in a trade or business in the U.S. is generally treated at least in part as U.S. source income, although such interest may be exempt from U.S. withholding taxes by virtue of qualifying for the portfolio interest exemption.

A non-U.S. investor who is not engaged in a U.S. trade or business will generally not be subject to U.S. federal income tax (including withholding taxes) on the allocated share of net short-term or long-term capital gains realized by a Fund or on proceeds from the redemption of Fund shares, provided that the investor is not treated as a U.S. resident under the Code. In the case of an individual, a non-U.S. investor is one who has been physically present in the U.S. for less than 31 days during the current calendar year. An individual who is physically present in the U.S. for at least 31 but less than 183 days during the current calendar year will still be treated as a non-U.S. investor, provided that the total number of days physically present in the current calendar year and the two preceding calendar years does not exceed 183 days (counting all of the days in the current calendar year, only one-third of the days in the first preceding calendar year and only one-sixth of the days in the second preceding calendar year). An individual who is physically present in the U.S. for 183 days or more during the current calendar year is generally not treated as a non-U.S. investor. In addition, lawful permanent residents or green card holders may not be treated as non-U.S. investors. Investors should contact their tax advisors for more specific information regarding the determination of U.S. residency status for tax purposes.

Redemption proceeds will also not be subject to U.S. tax if they constitute non-U.S. source income by virtue of the investor's non-U.S. status. Even if proceeds of redemptions are not subject to U.S. tax under the rules just described, the Funds may still be required to withhold on the portion of such proceeds which represents the investor's allocable share of income or gains of the Funds which would otherwise be subject to withholding.

Non-U.S. investors who do not furnish a valid and effective Form W-8 (or substitute) may be subject to U.S. withholding taxes on their allocated shares of income and gains realized by the Funds and on proceeds from redemptions of their shares. Regardless of whether a valid and effective Form W-8 (or substitute) is furnished, non-U.S. investors will be subject to U.S. withholding taxes on their allocated shares of income realized by the Funds from sources other than (i) "portfolio interest," (ii) "U.S. source" income otherwise exempt from withholding, (iii) "non-U.S. source" income, and (iv) net realized capital gains, unless such withholding taxes are reduced or eliminated under the terms of an applicable U.S. income tax treaty and the investor complies with all procedures for claiming the benefits of such a treaty. It is the intention of each Fund to withhold amounts required by the Code with respect to non-qualifying income and/or non-qualifying investors either at the time of distribution or by subsequent redemption of shares in the investor's account.


You may also be subject to taxation on income and gain earned from your investment in the Fund imposed by state and local jurisdictions or by your country of residence for tax purposes. In addition, the value of shares owned by a U.S. or non-U.S. shareholder may be subject to U.S. federal estate tax (and state inheritance tax) upon the death of the shareholder.

The foregoing discussion is only a summary and does not address potential tax liability under the tax laws of any country other than the U.S. A complete discussion will depend on the jurisdiction in which you reside for tax purposes. The foregoing discussion also assumes you are generally not subject to U.S. tax or withholding with respect to other income or activities unrelated to an investment in the Funds or to U.S. state tax or withholding. Should you become subject to U.S. or state tax or withholding, the tax consequences of owning, exchanging, or redeeming shares of the Funds will be significantly different and should consult a tax adviser in this circumstance.


U.S. TAX TREATMENT OF U.S. INVESTORS. Each shareholder of a Fund who is treated under the Code as a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust will be subject to U.S. federal income tax on such shareholder's distributive share of each item of income, deduction, credit, gain or loss realized by the Fund, notwithstanding the fact that such income may not have been distributed and that a portion of such income may consist of "portfolio interest" or other income which would be exempt from U.S. tax if allocated to a non-U.S. person. Fund shareholders may not use Fund losses to offset "passive activity income" from other investments or "passive activity losses" from other investments to offset Fund income.

State Tax Considerations. As a general rule, partnerships are not considered to be separate taxable entities under state law. Title 31 of the U.S. Code exempts U.S. government obligations and the interest they pay from taxation under state, municipal or local authority. To the extent the Government Fund earns interest income on obligations of the U.S., its agencies or instrumentalities (other than GNMAs and other indirect obligations of the U.S.), such income is generally exempt from state and local income tax. Income generated from investment in GNMAs, however, is subject to state and local income tax in most states.

It is possible that certain states such as California could take the position that nonresident shareholders of the Funds (including shareholders who are not subject to U.S. federal income taxation) are subject to tax in such states on their shares of Fund income derived from sources within the respective states as a result of Fund activities conducted in the state. The Funds intend to file a partnership tax return and Forms K-1 in the state of California, but to take the position with respect to other states that they are under no obligation to file any other tax or information returns in such states because their activities in any such state would not be extensive enough to support the exercise of taxing jurisdiction by such state.

The Funds believe that shareholders who are not residents of California should not be subject to income tax in California because the activities of the Funds would not rise to the level of conduct of a trade or business in California. If a Fund were determined to be conducting a trade or business (rather than merely investing), however, the Fund would be required to withhold California income tax at the rate of 11% of the income amounts allocable to non-U.S. shareholders and 7% of income amounts allocable to U.S. shareholders who reside outside California. Prospective investors in the Funds may wish to consult their own tax advisers about the risks of taxation of their distributive shares of Fund income and gains in states other than their states or countries of residence and the availability of tax credits in their own states or countries for taxes paid to such states.

In the event non-U.S. investors in the Funds are subject to state taxation of their distributive shares of Fund income and gains, such income may be exempt from state taxation to the extent it consists of interest on direct obligations of the U.S. See the SAI for more information concerning taxation of shareholders.


HOW DO I BUY SHARES?

You may buy shares to open a Fund account with a minimum of $2,500 and make additional investments at any time with as little as $100. Minimums may be waived for the Government Fund when shares are purchased by retirement plans. To open your account, contact your investment representative or complete and sign the enclosed Investment Application and Subscription Agreement and return it to the Fund with your check. All orders must be paid for in U.S.
dollars.


PURCHASE PRICE OF FUND SHARES


You may buy shares at the public offering price, unless you qualify to purchase shares at a discount or without a sales charge as discussed below. The offering price will be calculated to two decimal places using standard rounding criteria.




QUANTITY DISCOUNTS IN SALES CHARGES




The sales charge you pay when you buy shares may be reduced based upon the size of your purchase, as shown in the table below.



                              TOTAL SALES CHARGE
                              AS A PERCENTAGE OF
                                                               AMOUNT ALLOWED TO
                                                                DEALER AS A
SIZE OF TRANSACTION                               NET AMOUNT    PERCENTAGE OF
AT OFFERING PRICE              OFFERING PRICE     INVESTED      OFFERING PRICE*
Under $100,000                 4.25%              4.44%         4.00%
$100,000 but less than         3.50%              3.63%         3.25%
$250,000
$250,000 but less than         2.75%              2.83%         2.50%
$500,000
$500,000 but less than         2.15%              2.20%         2.00%
$1,000,000
 $1,000,000 or more            None**             None          None***

*Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated. Distributors may at times reallow the entire sales charge to the securities dealer. A securities dealer who receives 90% or more of the sales commission may be deemed an underwriter under the Securities Act of 1933, as amended.

**A contingent deferred sales charge of
1% may be imposed on certain redemptions of all or a part of an investment of $1 million or more. See "How Do I Sell Shares? - Contingent Deferred Sales Charge."

***Please see "General - Other Payments to Securities Dealers" below for a discussion of payments Distributors may make to securities dealers out of its own resources.

RIGHTS OF ACCUMULATION. To determine if you may pay a reduced sales charge, you may add the cost or current value, whichever is higher, of your Class I and Class II shares in other Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21, to the amount of your current purchase. To receive the reduction, you or your investment representative must notify Distributors that your investment qualifies for a discount.

LETTER OF INTENT. You may purchase shares at a reduced sales charge by completing the Letter of Intent section of the Shareholder Application. A Letter of Intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay. You or your investment representative must inform us that the Letter is in effect each time you purchase shares.

BY COMPLETING THE LETTER OF INTENT SECTION OF THE SHAREHOLDER APPLICATION, YOU ACKNOWLEDGE AND AGREE TO THE FOLLOWING:

    You authorize Distributors to reserve five percent (5%) of the amount of the total intended purchase in Fund shares registered in your name.

    You grant Distributors a security interest in these shares and appoint Distributors as attorney-in-fact with full power of substitution to redeem any or all of these reserved shares to pay any unpaid sales charge if you do not fulfill the terms of the Letter.

    We will include the reserved shares in the total shares you own as reflected on your periodic statements.

    You will receive income distributions on the reserved shares; we will pay or reinvest these distributions as you direct.

    Although you may exchange your shares, you may not liquidate reserved shares until you complete the Letter or pay the higher sales charge.

    Our policy of reserving shares does not apply to certain benefit plans described under "Purchases at Net Asset Value."

If you would like more information about the Letter of Intent privilege, please see "How Do I Buy and Sell Shares? - Letter of Intent" in the SAI or call our Shareholder Services Department.

GROUP PURCHASES. If you are a member of a qualified group, you may purchase Fund shares at the reduced sales charge applicable to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase. For example, if group members previously invested and still hold $80,000 of Fund shares and invest $25,000, the sales charge will be 3.5%

We define a qualified group as one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Fund shares at a discount and (iii) satisfies uniform criteria which enable Distributors to realize economies of scale in its costs of distributing shares.

In addition, a qualified group must have more than 10 members, and be available to arrange for meetings between our representatives and group members. It must also agree to include sales and other materials related to the Franklin Templeton Funds in publications and mailings to its members at reduced or no cost to Distributors, and arrange for payroll deduction or other bulk transmission of investments to the Fund.

If you select a payroll deduction plan, your investments will continue automatically until you notify the Fund and your employer to discontinue further investments. Due to the varying procedures used by employers to handle payroll deductions, there may be a delay between the time of the payroll deduction and the time the money reaches the Fund. We invest your purchase at the applicable offering price per share determined on the day that the Fund receives both the check and the payroll deduction data in required form.


PURCHASES AT NET ASSET VALUE


You may invest money from the following sources in shares of the Fund without paying front-end or contingent deferred sales charges:

(i) a distribution that you have received from a Franklin Templeton Fund or a real estate investment trust ("REIT") sponsored or advised by Franklin Properties, Inc., if the distribution is returned within 365 days of its payment date. You may reinvest Class II distributions in either Class I or Class II shares, but Class I distributions may only be invested in Class I shares under this privilege. For more information, see "Distribution Options" under "What Distributions Might I Receive from the Fund?" or call Shareholder Services at 1-800/632-2301;

(ii) a redemption from a mutual fund with investment objectives similar to those of the Fund, if (a) your investment in that fund was subject to either a front-end or contingent deferred sales charge at the time of purchase, (b) the fund is not part of the Franklin Templeton Funds, and (c) your redemption occurred within the past 60 days;

* (iii) a distribution from an existing retirement plan already invested in the Franklin Templeton Funds (including the Franklin Templeton Profit Sharing 401(k) plan), up to the total amount of the distribution. The distribution must be returned to the Fund within 365 days of the distribution date; or

*(iv) a redemption from Templeton Institutional Funds, Inc., if you then reinvest the redemption proceeds under an employee benefit plan qualified under
Section 401 of the Code, in shares of the Fund].
*Applicable only to the Government Fund.

You may also reinvest the proceeds from a redemption of any of the Franklin Templeton Funds at net asset value. To do so, you must (a) have paid a sales charge on the purchase or sale of the original shares, (b) reinvest the redemption money in the same class of shares, and (c) request the reinvestment of the money within 365 days of the redemption date. You may reinvest up to the total amount of the redemption proceeds under this privilege. IF A DIFFERENT CLASS OF SHARES IS PURCHASED, THE FULL FRONT-END SALES CHARGE MUST BE PAID AT THE TIME OF PURCHASE OF THE NEW SHARES. While you will receive credit for any contingent deferred sales charge paid on the shares redeemed, a new contingency period will begin. Shares that were no longer subject to a contingent deferred sales charge will be reinvested at net asset value and will not be subject to a new contingent deferred sales charge. Shares exchanged into other Franklin Templeton Funds are not considered "redeemed" for this privilege (see "What If My Investment Outlook Changes? - Exchange Privilege").

If you immediately reinvested your redemption proceeds in a Franklin Bank Certificate of Deposit ("CD") but you would like to reinvest them back into the Franklin Templeton Funds as described above, you will have 365 days from the date the CD (including any rollover) matures to do so.

If your securities dealer or another financial institution reinvests your money in the Fund at net asset value for you, that person or institution may charge you a fee for this service.

A redemption is a taxable transaction, but reinvestment without a sales charge may affect the amount of gain or loss you recognize and the tax basis of the shares reinvested. If you have a loss on the redemption, the loss may be disallowed if you reinvest in the same fund within a 30-day period. If you would like more information regarding the possible tax consequences of such a reinvestment, please see the tax section of this Prospectus and the SAI.

Certain categories of investors also qualify to purchase shares of the Fund at net asset value regardless of the source of the investment proceeds. If you or your account is included in one of the categories below, none of the shares of the Fund you purchase will be subject to front-end or contingent deferred sales charges:

(i) companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer;

(ii)  accounts managed by the Franklin Templeton Group;

(iii) certain unit investment trusts and unit holders of these trusts reinvesting distributions from the trusts in the Fund;

(iv) registered securities dealers and their affiliates, for their investment accounts only;

(v) current employees of securities dealers and their affiliates and their family members, in accordance with the internal policies and procedures of the employing securities dealer and affiliate;

(vi) broker-dealers who have entered into a supplemental agreement with Distributors, or registered investment advisors affiliated with such broker-dealers, on behalf of their clients who are participating in a comprehensive fee program (sometimes known as a wrap fee program);

(vii) any state, county, or city, or any instrumentality, department, authority or agency thereof which has determined that the Fund is a legally permissible investment and which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company ("an eligible governmental authority"). IF YOU ARE SUCH AN INVESTOR, PLEASE CONSULT YOUR OWN LEGAL ADVISORS TO DETERMINE WHETHER AND TO WHAT EXTENT THE SHARES OF THE FUND CONSTITUTE LEGAL INVESTMENTS. Municipal investors considering investment of proceeds of bond offerings into the Fund should consult with expert counsel to determine the effect, if any, of various payments made by the Fund or the Manager on arbitrage rebate calculations. If you are a securities dealer who has executed a dealer agreement with Distributors and, through your services, an eligible governmental authority invests in the Fund at net asset value, Distributors or one of its affiliates may make a payment, out of its own resources, to you in an amount not to exceed 0.25% of the amount invested. Please contact the Franklin Templeton Institutional Services Department for additional information;

(viii) officers, trustees, directors and full-time employees of the Franklin Templeton Funds, or of the Franklin Templeton Group, and their family members. Although you may pay sales charges on investments in accounts opened after your association with us has ended, you may continue to invest in accounts opened while you were with us without paying sales charges;

(ix) trust companies and bank trust departments that exercise exclusive discretionary investment authority over funds held in a fiduciary, agency, advisory, custodial or similar capacity and agree to invest at least $1 million in Franklin Templeton Funds over a 13 month period. We will accept orders for such accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following such order;

(x) group annuity separate accounts offered to retirement plans;

*(xi) trustees or other fiduciaries purchasing securities for certain retirement plans of organizations with collective retirement plan assets of $1 million or more, without regard to where such assets are currently invested; or

*xii) Designated Retirement Plans. Non-Designated Retirement Plans may also qualify to purchase shares of the Fund under this privilege if they meet the requirements described under "Group Purchases," above.

*Applicable only to the Government Fund.

IF YOU QUALIFY TO BUY SHARES AT NET ASSET VALUE AS DISCUSSED IN THIS SECTION, PLEASE SPECIFY IN WRITING THE PRIVILEGE THAT APPLIES TO YOUR PURCHASE AND INCLUDE THAT WRITTEN STATEMENT WITH YOUR PURCHASE ORDER. WE WILL NOT BE RESPONSIBLE FOR PURCHASES THAT ARE NOT MADE AT NET ASSET VALUE IF THIS WRITTEN STATEMENT IS NOT INCLUDED WITH YOUR ORDER.

If you would like more information, please see "How Do I Buy and Sell Shares?" in the SAI.

HOW DO I BUY SHARES IN CONNECTION WITH TAX-DEFERRED RETIREMENT PLANS? - GOVERNMENT FUND ONLY

Your individual or employer-sponsored tax-deferred retirement plans may invest in the Fund. You may use the Fund for an existing retirement plan, or, because Trust Company can serve as custodian or trustee for retirement plans, you may ask Trust Company to provide the plan documents and serve as custodian or trustee. A plan document must be adopted in order for a retirement plan to be in existence.

Brochures for Trust Company plans contain important information regarding eligibility, contribution and deferral limits and distribution requirements. Please note that you must use an application other than the one contained in this Prospectus to establish a retirement plan account with Trust Company. To obtain a retirement plan brochure or application, please call 1-800/DIAL BEN (1-800/342-5236).

Please see "How Do I Sell Shares?" for information regarding redemptions from retirement plan accounts. You must complete specific forms in order to receive distributions from Trust Company retirement plans.

Individuals and plan sponsors should consult with legal, tax or benefits and pension plan consultants before choosing a retirement plan. In addition, if you are a retirement plan investor, you should consider consulting your investment representatives or advisors about investment decisions within your plans.

GENERAL

The Funds continuously offer their shares through securities dealers who have an agreement with Distributors. The Funds and Distributors may refuse any order for the purchase of shares.

Securities laws of states in which the Fund offers its shares may differ from federal law. Banks and financial institutions that sell shares of the Fund may be required to register as securities dealers pursuant to state law.

OTHER PAYMENTS TO SECURITIES DEALERS. Distributors will pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of $1 million or more: 0.75% on sales of $1 million but less than $2 million, plus 0.60% on sales of $2 million but less than $3 million, plus 0.50% on sales of $3 million but less than $50 million, plus 0.25% on sales of $50 million but less than $100 million, plus 0.15% on sales of $100 million or more. These breakpoints are reset every 12 months for purposes of additional purchases.]

Distributors or one of its affiliates may also pay up to 1% of the purchase price to securities dealers who initiate and are responsible for purchases made at net asset value by any of the entities described in paragraphs (ix), (xi) or
(xii) under "Purchases at Net Asset Value" above and up to 0.75% of the purchase price to securities dealers who initiate and are responsible for purchases made at net asset value by Non-Designated Retirement Plan. These payments may not be made to securities dealers or others in connection with the sale of Fund shares if the payments might be used to offset administration or recordkeeping costs for retirement plans or circumstances suggest that plan sponsors or administrators might use or otherwise allow the use of Rule 12b-1 fees to offset such costs. Please see "How Do I Buy and Sell Shares?" in the SAI for the breakpoints applicable to these purchases.

Either Distributors or one of its affiliates, out of its own resources, may also provide additional compensation to securities dealers in connection with the sale of shares of the Franklin Templeton Funds. In some cases, this compensation may be available only to securities dealers whose representatives have sold or are expected to sell significant amounts of shares of the Franklin Templeton Funds. Compensation may include financial assistance and payments made in connection with conferences, sales or training programs for employees of the securities dealer, seminars for the public, advertising, sales campaigns and/or shareholder services, programs regarding one or more of the Franklin Templeton Funds and other programs or events sponsored by securities dealers, and payment for travel expenses of invited registered representatives and their families, including lodging, in connection with business meetings or seminars located within or outside the U.S. Securities dealers may not use sales of the Fund's shares to qualify for this compensation if prohibited by the laws of any state or self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of this compensation is paid for by the Fund or its shareholders.

For additional information about shares of the Fund, please see "How Do I Buy and Sell Shares?" in the SAI. The SAI also includes a listing of the officers and Managing General Partners of the Fund who are affiliated with Distributors. See "Officers and Directors Managing General Partners."

WHAT PROGRAMS AND PRIVILEGES
ARE AVAILABLE TO ME AS A SHAREHOLDER?

CERTAIN OF THE PROGRAMS AND PRIVILEGES DESCRIBED IN THIS SECTION MAY NOT BE AVAILABLE DIRECTLY FROM THE FUND IF YOUR SHARES ARE HELD, OF RECORD, BY A FINANCIAL INSTITUTION OR IN A "STREET NAME" ACCOUNT OR NETWORKED ACCOUNT THROUGH THE NATIONAL SECURITIES CLEARING CORPORATION ("NSCC") (SEE "REGISTERING YOUR ACCOUNT" IN THIS PROSPECTUS).


SHARES EVIDENCING PARTNERSHIP
INTEREST IN THE FUNDS

The Funds do not issue certificates of partnership interest. Shares for an initial investment as well as subsequent investments, including the reinvestment of income, are generally credited to an account in the name of an investor on the books of the Funds and are reflected in periodic confirmation statements. Maintaining shares in uncertificated form (also known as "plan balance") minimizes the risk of loss or theft of a share certificate.

CONFIRMATIONS


A confirmation statement will be sent to you quarterly to reflect the distributions reinvested during the period and after each other transaction which affects your account. This statement will also show the total number of shares you own.


AUTOMATIC INVESTMENT PLAN


The Automatic Investment Plan offers a convenient way to invest in the Funds. Under the plan, you can arrange to have money transferred automatically from your checking account to a Fund each month to buy additional shares. If you are interested in this program, please refer to the Automatic Investment Plan Application at the back of this Prospectus for the requirements of the program or contact your investment representative. Of course, the market value of the Fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may terminate the program at any time by notifying Investor Services by mail or by phone.


SYSTEMATIC WITHDRAWAL PLAN


The Systematic Withdrawal Plan allows you to receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. To establish a Systematic Withdrawal Plan, the value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. Please keep in mind that $50 is merely the minimum amount and is not a recommended amount. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply.

If you would like to establish a Systematic Withdrawal Plan, please complete the Systematic Withdrawal Plan section of the Shareholder Application included with this Prospectus and indicate how you would like to receive your payments. You may choose to receive your payments in any of the following ways:

1. PURCHASE SHARES OF OTHER FRANKLIN TEMPLETON FUNDS - You may direct your payments to purchase the same class of shares of another Franklin Templeton Fund.

2. RECEIVE PAYMENTS IN CASH - You may choose to receive your payments in cash. You may have the money sent directly to you, to another person, or to a checking account. If you choose to have the money sent to a checking account, please see "Electronic Fund Transfers" below.

There are no service charges for establishing or maintaining a Systematic Withdrawal Plan. Once your plan is established, any distributions paid by the Fund will be automatically reinvested in your account. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the first business day of the month in which a payment is scheduled. You will generally receive your payments within three to five days after the shares are redeemed.

Redeeming shares through a Systematic Withdrawal Plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Redemptions under a Systematic Withdrawal Plan are considered a sale for federal income tax purposes. Because the amount withdrawn under the plan may be more than your actual yield or distribution from income, part of the payment may be a return of your investment.

You should ordinarily not make additional investments in the Fund of less than $5,000 or three times the amount of annual withdrawals under the plan because of the sales charge on additional purchases. Shares redeemed under the plan may also be subject to a contingent deferred sales charge. Please see "Contingent Deferred Sales Charge" under "How Do I Sell Shares?"

You may terminate a Systematic Withdrawal Plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying Investor Services in writing at least seven business days prior to the end of the month preceding a scheduled payment. The Fund may also terminate a Systematic Withdrawal Plan by notifying you in writing and will automatically terminate a Systematic Withdrawal Plan if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

ELECTRONIC FUND TRANSFERS

You may choose to have income distributions from the Funds or payments under a Systematic Withdrawal Plan sent directly to a checking account. If the checking account is maintained at a bank that is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If you choose this option, please allow at least fifteen days for initial processing. Any payments made during that time will be sent to the address of record on your account.


INSTITUTIONAL ACCOUNTS


THERE MAY BE ADDITIONAL METHODS OF BUYING, SELLING OR EXCHANGING SHARES OF THE FUND AVAILABLE TO INSTITUTIONAL ACCOUNTS. FOR FURTHER INFORMATION, CONTACT THE FRANKLIN TEMPLETON INSTITUTIONAL SERVICES DEPARTMENT

WHAT IF MY INVESTMENT OUTLOOK CHANGES? - EXCHANGE PRIVILEGE

NON-U.S. SHAREHOLDERS SHOULD NOTE THAT INCOME FROM OTHER FUNDS IN THE FRANKLIN TEMPLETON FUNDS MAY BE SUBJECT TO U.S. TAX AND WITHHOLDING REQUIREMENTS AND THAT FREQUENT USE OF THIS EXCHANGE PROCEDURE, TOGETHER WITH OTHER TRADING ACTIVITIES, COULD CAUSE THEM TO BE DEEMED TO BE ENGAGED IN A U.S. TRADE OR BUSINESS AND THEREFORE SUBJECT TO U.S. TAXATION.

The Franklin Templeton Funds consist of a number of mutual funds with various investment objectives and policies. The shares of most of these funds are offered to the public with a sales charge. If your investment objective or outlook for the securities markets changes, shares of a Fund may be exchanged for the same class of shares of another Franklin Templeton Fund eligible for sale in your state or country of residence and in conformity with that fund's stated eligibility requirements and investment minimums.

No exchanges between different classes of shares will be allowed. You may choose to sell your shares of the Fund and buy Class II shares of another Franklin Templeton Fund but such purchase will be subject to that fund's Class II front-end and contingent deferred sales charges. Although there are no exchanges between different classes of shares, Class II shareholders of a Franklin Templeton Fund may elect to direct their income distributions to the Fund at net asset value.

A contingent deferred sales charge will not be imposed on exchanges. If, however, the exchanged shares were subject to a contingent deferred sales charge in the original fund purchased and shares are subsequently redeemed within the contingency period, a contingent deferred sales charge will be imposed.

Before making an exchange, you should review the prospectus of the fund you wish to exchange from and the fund you wish to exchange into for all specific requirements or limitations on exercising the exchange privilege, for example, limitations on a fund's sale of its shares, minimum holding periods for exchanges at net asset value, or applicable sales charges.

You may exchange shares in any of the following ways:

BY MAIL


Send written instructions signed by all account owners. The transaction will be effective upon receipt of the written instructions.

BY TELEPHONE


You or your investment representative of record, if any, may exchange shares of the Fund by calling Investor Services at 1-800/632-2301 or the automated TeleFACTS(R) system (day or night) at 1-800/247-1753. IF YOU DO NOT WISH THIS PRIVILEGE EXTENDED TO A PARTICULAR ACCOUNT, YOU SHOULD NOTIFY THE FUND OR INVESTOR SERVICES.

The telephone exchange privilege allows you to effect exchanges from the Fund into an identically registered account of the same class of shares in one of the other available Franklin Templeton Funds. The Fund and Investor Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Please see "Telephone Transactions - Verification Procedures."

During periods of drastic economic or market changes, it is possible that the telephone exchange privilege may be difficult to implement and the TeleFACTS option may not be available. In this event, you should follow the other exchange procedures discussed in this section, including the procedures for processing exchanges through securities dealers.

THROUGH SECURITIES DEALERS

As is the case with all purchases and redemptions of the Fund's shares, Investor Services will accept exchange orders from securities dealers who execute a dealer or similar agreement with Distributors. See also "By Telephone" above. A securities dealer may charge a fee for handling an exchange.


ADDITIONAL INFORMATION REGARDING EXCHANGES




NON-U.S. INVESTORS MAY BE SUBJECT TO WITHHOLDING ON EXCHANGES UNLESS A FORM W-8 (OR SUBSTITUTE) IS ON FILE.


Exchanges are made on the basis of the net asset value of the funds involved, except as set forth below. Exchanges of shares of a Fund which were purchased without a sales charge will be charged a sales charge in accordance with the terms of the prospectus of the fund being purchased, unless the original investment in the Franklin Templeton Funds was made pursuant to the privilege permitting purchases at net asset value, as discussed under "How Do I Buy Shares?" Exchanges of shares of the Fund which were purchased with a lower sales charge into a fund which has a higher sales charge will be charged the difference, unless the shares were held in the Fund for at least six months prior to executing the exchange.

The contingency period during which a contingent deferred sales charge may be assessed will be tolled (or stopped) for the period shares are exchanged into and held in a Franklin or Templeton money market fund. If your account has shares subject to a contingent deferred sales charge, shares will be exchanged into the new account on a "first-in, first-out" basis. See "How Do I Sell Shares? - Contingent Deferred Sales Charge" for a discussion of investments subject to a contingent deferred sales charge.

If you request the exchange of the total value of your account, accrued but unpaid income distributions will be reinvested in the Fund at the net asset value on the date of the exchange, and then the entire share balance will be exchanged into the new fund in accordance with the procedures set forth above. Because the exchange is considered a redemption and purchase of shares, you may realize a gain or loss for federal income tax purposes if you are otherwise subject to U.S. tax. Backup withholding and information reporting may also apply. Information regarding the possible tax consequences of such an exchange is included in the tax section in this Prospectus and under "Additional Information Regarding Taxation" in the SAI.

If a substantial portion of the Fund's shareholders should, within a short period, elect to redeem their shares of the Fund pursuant to the exchange privilege, the Fund might have to liquidate portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this should occur, it is the general policy of the Fund to initially invest this money in short-term, interest-bearing money market instruments unless it is felt that attractive investment opportunities consistent with the Fund's investment objective exist immediately. Subsequently, this money will be withdrawn from such short-term money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The exchange privilege may be modified or discontinued by the Fund at any time upon 60 days' written notice to shareholders.

RETIREMENT PLAN ACCOUNTS - GOVERNMENT FUND

Franklin Templeton IRA and 403(b) retirement plan accounts may exchange shares directly. Certain restrictions may apply, however, to other types of retirement plans. See "Restricted Accounts" under "Telephone Transactions."

MARKET TIMERS

Market Timers will be charged a $5.00 administrative service fee for each exchange. All other exchanges are without charge.


RESTRICTIONS ON EXCHANGES


In accordance with the terms of their respective prospectuses, certain funds do not accept or may place differing limitations than those below on exchanges by Market Timers.

The Fund reserves the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any Market Timer, group or person whose transactions seem to follow a timing pattern who: (i) makes an exchange request out of the Fund within two weeks of an earlier exchange request out of the Fund, (ii) makes more than two exchanges out of the Fund per calendar quarter, or (iii) exchanges shares equal in value to at least $5 million, or more than 1% of the Fund's net assets. Accounts under common ownership or control, including accounts administered by Market Timers, will be aggregated for purposes of the exchange limits.

The Fund also reserves the right to refuse the purchase side of an exchange request by any Market Timer, person, or group if, in the Manager's judgment, the Funds would be unable to invest effectively in accordance with their investment objectives and policies, or would otherwise potentially be adversely affected. The purchase side of an exchange may be restricted or refused if the Funds receive or anticipate simultaneous orders affecting significant portions of the Funds' assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Funds and therefore may be refused.

The Funds and Distributors, as indicated in "How Do I Buy Shares?", reserve the right to refuse any order for the purchase of shares.

HOW DO I SELL SHARES?

You may sell (redeem) your shares at any time and receive from the Funds the value of the shares. You may sell shares in any of the following ways:





BY MAIL

Send a written request signed by all registered owners to Investor Services, at the address shown on the back cover of this Prospectus. You will then receive from the Fund the value of the shares redeemed based upon the net asset value per share (less a contingent deferred sales charge, if applicable) next computed after the written request in proper form is received by Investor Services. Redemption requests received after the time at which the net asset value is calculated will receive the price calculated on the following business day. The net asset value per share is determined as of the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) each day that the Exchange is open for trading. You are requested to provide a telephone number where you may be reached during business hours, or in the evening if preferred. Investor Services' ability to contact you promptly when necessary will speed the processing of the redemption.

TO BE CONSIDERED IN PROPER FORM, SIGNATURES MUST BE GUARANTEED IF THE REDEMPTION REQUEST INVOLVES ANY OF THE FOLLOWING:


(1) the proceeds of the redemption are over $50,000;


(2) the proceeds (in any amount) are to be paid to someone other than the registered owners of the account;

(3) the proceeds (in any amount) are to be sent to any address other than the address of record, preauthorized bank account or brokerage firm account;

 (4) the Fund or Investor Services believes that a signature guarantee would protect against potential claims based on the transfer instructions, including, for example, when (a) the current address of one or more joint owners of an account cannot be confirmed, (b) multiple owners have a dispute or give inconsistent instructions to the Fund, (c) the Fund has been notified of an adverse claim, (d) the instructions received by the Fund are given by an agent, not the actual registered owner, (e) the Fund determines that joint owners who are married to each other are separated or may be the subject of divorce proceedings, or (f) the authority of a representative of a corporation, partnership, association, or other entity has not been established to the satisfaction of the Fund.

Signatures must be guaranteed by an "eligible guarantor institution" as defined under Rule 17Ad-15 under the Securities Exchange Act of 1934. Generally, eligible guarantor institutions include (1) national or state banks, savings associations, savings and loan associations, trust companies, savings banks, industrial loan companies and credit unions; (2) national securities exchanges, registered securities associations and clearing agencies; (3) securities dealers that are members of a national securities exchange or a clearing agency or that have minimum net capital of $100,000; or (4) institutions that participate in the Securities Transfer Agent Medallion Program ("STAMP") or other recognized signature guarantee medallion program. A notarized signature will not be sufficient for the request to be in proper form.



Liquidation requests of corporate, partnership, trust and custodianship accounts, and accounts under court jurisdiction require the following documentation to be in proper form:


Corporation - (1) Signature guaranteed letter of instruction from the authorized officers of the corporation and (2) a corporate resolution.


Partnership - (1) Signature guaranteed letter of instruction from a general partner and (2) pertinent pages from the partnership agreement identifying the general partners or a certification for a partnership agreement.


Trust - (1) Signature guaranteed letter of instruction from the trustees and (2) a copy of the pertinent pages of the trust document listing the trustees or a Certification for Trust if the trustees are not listed on the account registration.


Custodial (other than a retirement account - Signature guaranteed letter of instruction from the custodian.


Accounts under court jurisdiction - Check court documents and applicable state law since these accounts have varying requirements, depending upon the state of residence.

Payment for redeemed shares will be sent to you within seven days after receipt of the request in proper form.

BY TELEPHONE

If you complete the Franklin Templeton Telephone Redemption Authorization Agreement (the "Agreement"), included with this Prospectus, you may redeem shares of the Fund by telephone, subject to the Restricted Account exception noted under "Telephone Transactions - Restricted Accounts". You may obtain additional information about telephone redemptions by writing to the Fund or Investor Services at the address shown on the cover or by calling 1-800/632-2301. The Fund and Investor Services will employ reasonable procedures to confirm that instructions given by telephone are genuine. You, however, bear the risk of loss in certain cases as described under "Telephone Transactions - Verification Procedures."

If your account has a completed Agreement on file, redemptions of shares may be made for up to $50,000 per day per Fund account. Telephone redemption requests received before the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) on any business day will be processed that same day. The redemption check will be sent within seven days, made payable to all the registered owners on the account, and will be sent only to the address of record.

Redemption requests by telephone will not be accepted within 30 days following an address change by telephone. In that case, you should follow the other redemption procedures set forth in this Prospectus. Institutional accounts (certain corporations, bank trust departments, qualified retirement plans and government entities that qualify to purchase shares at net asset value pursuant to the terms of this Prospectus) that wish to execute redemptions in excess of $50,000 must complete an Institutional Telephone Privileges Agreement which is available from the Franklin Templeton Institutional Services Department by calling 1-800/321-8563.

THROUGH SECURITIES DEALERS

The Fund will accept redemption orders from securities dealers who have entered into an agreement with Distributors. This is known as a repurchase. The only difference between a normal redemption and a repurchase is that if you redeem shares through a dealer, the redemption price will be the net asset value next calculated after your dealer receives the order which is promptly transmitted to the Fund, rather than on the day the Fund receives your written request in proper form. The documents described under "By Mail" above, as well as a signed letter of instruction, are required regardless of whether you redeem shares directly or submit such shares to a securities dealer for repurchase. Your letter should reference the Fund, the account number, the fact that the repurchase was ordered by a dealer and the dealer's name. Details of the dealer-ordered trade, such as trade date, confirmation number, and the amount of shares or dollars, will help speed processing of the redemption. The seven-day period within which the proceeds of your redemption will be sent will begin when the Fund receives all documents required to complete ("settle") the repurchase in proper form. Your dealer may charge a fee for handling the order. See "How Do I Buy and Sell Shares?" in the SAI for more information on the redemption of shares.


CONTINGENT DEFERRED SALES CHARGE


In order to recover commissions paid to securities dealers, all or a portion of investments of $1 million or more redeemed within the contingency period of 12 months of the calendar month of such investment will be assessed a contingent deferred sales charge, unless one of the exceptions described below applies. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested income distributions) or the net asset value at the time of purchase of such shares, and is retained by Distributors. The contingent deferred sales charge is waived in certain instances.

In determining whether a contingent deferred sales charge applies, shares not subject to a contingent deferred sales charge are deemed to be redeemed first, in the following order: (i) a calculated number of shares representing amounts attributable to capital appreciation on shares held less than the contingency period; (ii) shares purchased with reinvested income distributions; and (iii) other shares held longer than the contingency period. Shares subject to a contingent deferred sales charge will then be redeemed on a "first-in, first-out" basis. For tax purposes, a contingent deferred sales charge is treated as either a reduction in redemption proceeds or an adjustment to the cost basis of the shares redeemed.

The contingent deferred sales charge is waived, as applicable, for: specified net asset value purchases discussed under "How Do I Buy Shares? - Purchases at Net Asset Value"; exchanges; any account fees; distributions from an individual retirement plan account due to death or disability or upon periodic distributions based on life expectancy; tax-free returns of excess contributions from employee benefit plans; distributions from employee benefit plans, including those due to termination or plan transfer; redemptions initiated by the Fund due to an account falling below the minimum specified account size; redemptions following the death of the shareholder or beneficial owner; and redemptions through a Systematic Withdrawal Plan set up for shares prior to February 1, 1995, and for Systematic Withdrawal Plans set up thereafter, redemptions of up to 1% monthly of an account's net asset value (3% quarterly, 6% semiannually or 12% annually). For example, if an account maintained an annual balance of $1,000,000, only $120,000 could be withdrawn through a once-yearly Systematic Withdrawal Plan free of charge. Any amount over that $120,000 would be assessed a 1% contingent deferred sales charge.

All investments made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Unless otherwise specified, requests for redemptions of a SPECIFIED DOLLAR amount will result in additional shares being redeemed to cover any applicable contingent deferred sales charge, while requests for redemption of a SPECIFIC NUMBER of shares will result in the applicable contingent deferred sales charge being deducted from the total dollar amount redeemed.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

The Fund may delay the mailing of the redemption check, or a portion thereof, until the clearance of the check used to purchase Fund shares, which may take up to 15 days or more. Although the use of a certified or cashier's check will generally reduce this delay, shares purchased with these checks will also be held pending clearance. Shares purchased by federal funds wire are available for immediate redemption.

The right of redemption may be suspended or the date of payment postponed if the Exchange is closed (other than customary closing) or upon the determination of the SEC that trading on the Exchange is restricted or an emergency exists, or if the SEC permits it, by order, for the protection of shareholders. Of course, the amount received may be more or less than the amount you invested, depending on fluctuations in the market value of securities owned by the Fund.

RETIREMENT PLAN ACCOUNTS - GOVERNMENT FUND ONLY

Retirement plan account liquidations require the completion of certain additional forms to ensure compliance with IRS regulations. To liquidate a retirement plan account, you or your securities dealer may call Franklin's Retirement Plans Department to obtain the necessary forms.

Tax penalties will generally apply to any distribution from such plans to a participant under age 59 1/2, unless the distribution meets one of the exceptions set forth in the Code.

OTHER INFORMATION

Distribution or redemption checks sent to you do not earn interest or any other income during the time such checks remain uncashed and neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks.

"Cash" payments to or from the Fund may be made by check, draft or wire. The Fund has no facility to receive, or pay out, cash in the form of currency.

For any information required about a proposed liquidation, you may call Franklin's Shareholder Services Department. Securities dealers may call Franklin's Dealer Services Department.


TELEPHONE TRANSACTIONS


By calling Investor Services at 1-800/632-2301, you or your investment representative of record, if any, may be able to execute various telephone transactions, including to: (i) effect a change in address, (ii) change a distribution option see "Restricted Accounts" below), (iii) transfer Fund shares in one account to another identically registered account in the Fund, and (v) exchange Fund shares as described in this Prospectus by telephone. In addition, if you complete and file an Agreement as described under "How Do I Sell Shares?
- By Telephone" you will be able to redeem shares of the Fund.


VERIFICATION PROCEDURES


The Fund and Investor Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These will include: recording all telephone calls requesting account activity by telephone, requiring that the caller provide certain personal and/or account information requested by the telephone service agent at the time of the call for the purpose of establishing the caller's identification, and sending a confirmation statement on redemptions to the address of record each time account activity is initiated by telephone. So long as the Fund and Investor Services follow instructions communicated by telephone which were reasonably believed to be genuine at the time of their receipt, neither they nor their affiliates will be liable for any loss to you caused by an unauthorized transaction. The Fund and Investor Services may be liable for any losses due to unauthorized or fraudulent instructions in the event such reasonable procedures are not followed. You are, of course, under no obligation to apply for or accept telephone transaction privileges. In any instance where the Fund or Investor Services is not reasonably satisfied that instructions received by telephone are genuine, the requested transaction will not be executed, and neither the Fund nor Investor Services will be liable for any losses which may occur because of a delay in implementing a transaction.

RESTRICTED ACCOUNTS - GOVERNMENT FUND ONLY


Telephone redemptions and income distribution option changes may not be accepted on Franklin Templeton retirement accounts. To assure compliance with all applicable regulations, special forms are required for any redemption or distribution payment changes. While the telephone exchange privilege is extended to Franklin Templeton IRA and 403(b) retirement accounts, certain restrictions may apply to other types of retirement plans.


To obtain further information regarding distribution or transfer procedures, including any required forms, retirement account shareholders may call to speak to a Retirement Plan Specialist at 1-800/527-2020.


GENERAL


During periods of drastic economic or market changes, it is possible that the telephone transaction privilege will be difficult to execute because of heavy telephone volume. In these situations, you may wish to contact your investment representative for assistance or send written instructions to the Fund as detailed elsewhere in this Prospectus.

Neither the Fund nor Investor Services will be liable for any losses resulting from your inability to execute a telephone transaction.

HOW ARE FUND SHARES VALUED?

The net asset value per share of each Fund is determined as of the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) each day that the Exchange is open for trading. Many newspapers carry daily quotations of the prior trading day's closing "bid" (net asset value) and "ask" (offering price).

The net asset value per share of the Fund is determined by deducting the aggregate gross value of all liabilities from the aggregate gross value of all assets, and then dividing the difference by the number of shares outstanding. Assets in the Fund's portfolio are valued as described under "How Are Fund Shares Valued?" in the SAI.

HOW DO I GET MORE INFORMATION ABOUT MY INVESTMENT?

Any questions or communications regarding your account should be directed to Investor Services at the address shown on the back cover of this Prospectus.

From a touch-tone phone, you may access TeleFACTS(R). By calling the TeleFACTS system (day or night) at 1-800/247-1753 (in the U.S. only), you may obtain account information, current price and, if available, yield or other performance information specific to the Fund or any Franklin Templeton Fund. In addition, you may process an exchange, within the same class, into an identically registered Franklin account and request duplicate confirmation or year-end statements and deposit slips.

The Fund code, which will be needed to access system information, is 154 for the International Bond Fund, 155 for the Government Fund and 156 for the High Yield Fund. The system's automated operator will prompt you with easy to follow step-by-step instructions from the main menu. Other features may be added in the future.

To assist you and securities dealers wishing to speak directly with a representative, the following list of Franklin departments, telephone numbers and hours of operation is provided.

                                              HOURS OF OPERATION
                                              (PACIFIC TIME)
DEPARTMENT NAME            TELEPHONE NO.      (MONDAY THROUGH FRIDAY)
Shareholder Services       1-800/632-2301     5:30 a.m. to 5:00 p.m.
Dealer Services            1-800/524-4040     5:30 a.m. to 5:00 p.m.
Fund Information           1-800/DIAL BEN     5:30 a.m. to 8:00 p.m.
                                              8:30 a.m. to 5:00 p.m.
                                              (Saturday)
Retirement Plans           1-800/527-2020     5:30 a.m. to 5:00 p.m.
TDD (hearing impaired)     1-800/851-0637     5:30 a.m. to 5:00 p.m.


IN ORDER TO ENSURE THAT THE HIGHEST QUALITY OF SERVICE IS BEING PROVIDED, TELEPHONE CALLS PLACED TO OR BY REPRESENTATIVES IN FRANKLIN'S SERVICE DEPARTMENTS MAY BE ACCESSED, RECORDED AND MONITORED. THESE CALLS CAN BE DETERMINED BY THE PRESENCE OF A REGULAR BEEPING TONE.


HOW DO THE FUNDS MEASURE PERFORMANCE?

Advertisements, sales literature and communications to you may contain several measures of each Fund's performance, including current yield, various expressions of total return and current distribution rate. They may also occasionally cite statistics to reflect the Fund's volatility or risk.

Average annual total return figures as prescribed by the SEC represent the average annual percentage change in value of $1,000 invested at the maximum public offering price for one-, five- and ten-year periods, or portion thereof, to the extent applicable, through the end of the most recent calendar quarter, assuming reinvestment of all distributions. The Fund may also furnish total return quotations for other periods or based on investments at various sales charge levels or at net asset value. For such purposes, total return equals the total of all income and capital gain paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price.

Current yield reflects the income per share earned by the Fund's portfolio investments. It is calculated by dividing the Fund's net investment income per share during a recent 30-day period by the maximum public offering price on the last day of that period and annualizing the result.

Current yield for the Fund, which is calculated according to a formula prescribed by the SEC (see "General Information" in the SAI), is not indicative of the distributions which were or will be paid to the Fund's shareholders. Income distributions paid to shareholders of the Fund are reflected in the current distribution rate, which may be quoted to you. The current distribution rate is computed by dividing the total amount of the income distribution per share paid by the Fund during the past 12 months by a current maximum offering price. Under certain circumstances, such as when there has been a change in the amount of distribution payout or a fundamental change in investment policies, it might be appropriate to annualize the income distributions paid during the period such policies were in effect, rather than using the distributions during the past 12 months. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than interest, such as short-term capital gain, and is calculated over a different period of time.

In each case, performance figures are based upon past performance, reflect all recurring charges against Fund income and will assume the payment of the maximum sales charge on the purchase of shares. When there has been a change in the sales charge structure, the historical performance figures will be restated to reflect the new rate. The investment results of a Fund, like all other investment companies, will fluctuate over time; thus, performance figures should not be considered to represent what an investment may earn in the future or what a Fund's performance may be in any future period.


GENERAL INFORMATION


REPORTS TO SHAREHOLDERS

Each Fund's fiscal year ends December 31. Annual Reports containing audited financial statements of the Funds, including the auditors' report, and Semi-Annual Reports containing unaudited financial statements are automatically sent to shareholders. To reduce the volume of mail sent to each household, as well as to reduce Fund expenses, Investor Services will attempt to identify related shareholders within a household and send only one copy of the report. Additional copies may be obtained, without charge, upon request to the Funds at the telephone number or address set forth on the cover page of this Prospectus.

Additional information on Fund performance is included in the Funds' Annual Report to Shareholders and under "General Information" in the SAI.

REDEMPTIONS BY THE FUND

The Fund reserves the right to redeem your shares, at net asset value, if your account has been an existence for at least 12 months, value of less than $2,000 but only where the value of your account has been reduced by the prior voluntary redemption of shares and has been inactive (except for the reinvestment of distributions) for a period of at least six months, provided you are given advance notice. For more information, see "How Do I Buy and Sell Shares?" in the SAI.

OTHER INFORMATION


Although each Fund is offering only its own shares, it is possible that one Fund might become liable for any misstatements in this Prospectus about one of the other Funds. The Managing General Partners of each Fund have considered this factor in approving the use of a single, combined Prospectus.

Prior to June 9, 1990, the International Bond Fund was managed by Pilgrim Management Corporation ("PMC") and was one of the three mutual funds constituting the Pilgrim Foreign Investors Funds. At a special meeting of shareholders held on June 7, 1990, shareholders of the International Bond Fund voted to approve a change in management which resulted in the appointment of Advisers as investment manager of such Fund, which then changed its name from Pilgrim International Bond Fund.


REGISTERING YOUR ACCOUNT

An account registration should reflect your intentions as to ownership. Where there are two co-owners on the account, the account will be registered as "Owner 1" AND "Owner 2"; the "or" designation is not used EXCEPT for money market fund accounts. If co-owners wish to have the ability to redeem or convert on the signature of only one owner, a limited power of attorney may be used.

Accounts should not be registered in the name of a minor, either as sole or co-owner of the account. Transfer or redemption for such an account may require court action to obtain release of the funds until the minor reaches the legal age of majority. The account should be registered in the name of one "Adult" as custodian for the benefit of the "Minor" under the Uniform Transfer or Gifts to Minors Act.


A trust designation such as "trustee" or "in trust for" should only be used if the account is being established pursuant to a legal, valid trust document. Use of such a designation in the absence of a legal trust document may cause difficulties and require court action for transfer or redemption of the funds.

Shares registered as joint tenants or "Jt Ten" shall mean "as joint tenants with rights of survivorship" and not "as tenants in common."


Except as indicated, you may transfer an account in the Fund carried in "street" or "nominee" name by your securities dealer to a comparably registered Fund account maintained by another securities dealer. Both the delivering and receiving securities dealers must have executed dealer agreements on file with Distributors. Unless a dealer agreement has been executed and is on file with Distributors, the Fund will not process the transfer and will so inform your delivering securities dealer. To effect the transfer, you should instruct the securities dealer to transfer the account to a receiving securities dealer and sign any documents required by the securities dealers to evidence consent to the transfer. Under current procedures, the account transfer may be processed by the delivering securities dealer and the Fund after the Fund receives authorization in proper form from your delivering securities dealer. Account transfers may be effected electronically through the services of the NSCC.

The Fund may conclusively accept instructions from you or your nominee listed in publicly available nominee lists, regardless of whether the account was initially registered in the name of or by you, your nominee, or both. If a securities dealer or other representative is of record on your account, you will be deemed to have authorized the use of electronic instructions on the account, including, without limitation, those initiated through the services of the NSCC, to have adopted as instruction and signature any such electronic instructions received by the Fund and Investor Services, and to have authorized them to execute the instructions without further inquiry. At the present time, such services which are available include the NSCC's "Networking," "Fund/SERV," and "ACATS" systems.


Any questions regarding an intended registration should be answered by the securities dealer handling the investment or by calling Franklin's Fund Information Department.

SUMMARY OF PARTNERSHIP AGREEMENTS

Each Fund is a California limited partnership. The Government Fund and the High Yield Fund were organized on January 27, 1987 and the International Bond Fund was organized on September 4, 1986. As limited partnerships, the Funds are not required to hold annual meetings and do not intend to do so. Each Fund, however, will hold meetings of partners for such purposes as electing new or additional general partners, changing fundamental investment policies, approving an investment management agreement or a distribution plan and, at the request of shareholders owning 10% or more of the shares of a Fund, replacing its general partners. All shares of each Fund are of one class, have one vote and, when issued, are fully paid, nonassessable and redeemable. All shares of each Fund have equal voting, distribution and liquidation rights but have no subscription, preemptive or conversion rights. There is no cumulative voting.

The full text of the Partnership Agreement of each Fund is set forth in the SAI. The following statements summarize and explain certain provisions of each Partnership Agreement and are qualified in their entirety by the terms of each Fund's respective Partnership Agreement.


VOTING RIGHTS OF PARTNERS. Each Fund's shareholders have the voting, approval, consent or similar rights required under the 1940 Act for voting security holders. Shareholders of each Fund have the exclusive right to vote on matters affecting that Fund as set forth in the Partnership Agreement.


A meeting of the shareholders may be called by the Managing General Partners or by limited partners holding 10% or more of the outstanding shares. Shareholders on the record date of a meeting will be entitled to vote at that meeting if they are admitted as limited partners prior to the meeting date.

GENERAL PARTNERS. The general partners of each Fund consist of a number of individuals, referred to as Managing General Partners, and one corporate general partner, referred to as the Non-Managing General Partner (together, the "General Partners"). The Managing General Partners have complete and exclusive control over the management, conduct and operation of each Fund.

The General Partners have been elected for an indefinite term by the shareholders of each Fund. If at any time the number of Managing General Partners is reduced to less than three, the remaining Managing General Partners shall, within 120 days, call a meeting for the purpose of electing an additional Managing General Partner(s) so as to restore their number to at least three. Each Partnership Agreement provides that the General Partners are not personally liable to any shareholder of the Fund for the repayment of any amounts standing in the account of any shareholder, and that any such payment shall be solely from the assets of each respective Fund, except liability incurred by reason of the General Partners' willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. Each Partnership Agreement also provides that the General Partners will not be liable to any shareholder by reason of any failure to withhold income tax or any change in any federal or state tax laws applicable to the Fund or its shareholders as long as the General Partners have acted in good faith and in a manner reasonably believed to be in the best interests of the shareholders. A General Partner is generally entitled to indemnification from each Fund against liabilities and expenses to which the General Partner may become subject in the capacity of a General Partner of that Fund, including any liability resulting from failure to withhold income tax or any change in applicable income tax laws, provided the General Partner has acted in good faith and for a purpose which such partner reasonably believed to be in the best interests of the Fund or its shareholders. Such indemnification is limited to the assets of that respective Fund.

LIABILITY OF LIMITED PARTNERS. Generally, limited partners are not personally liable for obligations of the partnership of which they are shareholders unless they participate in the control of the partnership's activities. Under the terms of each Partnership Agreement, each Fund's limited partners do not have the right to participate in the control of the Fund's activities, but they may exercise the right to vote on matters affecting the basic structure of the Fund, including matters requiring shareholder approval under the 1940 Act.

Under California law, the liability of each limited partner (in the capacity of a limited partner) for the losses, debts and obligations of the Fund is generally limited to the partner's capital contribution (which is the price of such partner's shares net of all sales charges) and the partner's share of any undistributed income or assets of the Fund. A limited partner may, however, under certain circumstances, be required to return amounts previously distributed for the benefit of the Fund's creditors. Each Fund intends to include in its contracts a provision limiting the claims of creditors to the Fund's assets and may carry insurance in such amounts as the Managing General Partners, in their judgment, consider reasonable to cover potential liabilities of the Fund. In addition, the Partnership Agreement for each Fund provides for indemnification out of the Fund's property for any shareholder held personally liable for any obligation of the Fund. Each Partnership Agreement also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of liability as a limited partner is limited to circumstances in which the Fund itself would be unable to meet its obligations. The Manager believes that, in view of the above and in view of the character of the operations of each Fund as an investment company, the risk of personal liability to shareholders is extremely remote.

ADMISSION OF LIMITED PARTNERS. In order to be admitted as a limited partner, a purchaser of shares is either required to complete a partnership subscription agreement, including a special power of attorney, in the form set forth in the Application, or to take action indicating acceptance thereof. Admission of a purchaser as a limited partner also requires the consent of the Managing General Partners and the addition of the purchaser to the Partnership List of the Fund. The Partnership List is a current list of all shareholders who are partners, their addresses and the amount of their contributions and current share ownership. The Managing General Partners of each Fund, while recognizing that they have the right to withhold their consent, have stated that they intend to give such consent as a matter of course to eligible investors and the Partnership List will be updated daily on each business day.

PROHIBITION OF ASSIGNMENT OF SHARES. A limited partner of any Fund does not have the right to voluntarily transfer or assign shares to any other person other than to secure a loan. In the event that any person who is holding shares as collateral becomes the owner of such shares due to foreclosure or otherwise, such person shall not have the right to be substituted as a limited partner but shall have the right (upon presentation of satisfactory evidence to the Managing General Partners of the right to succeed to the interests of the Limited Partner): (1) to redeem the shares and (2) to receive distributions with respect to such shares. Under limited circumstances, a successor in interest of a limited partner shall have the right to be substituted as a limited partner.

TERM OF EXISTENCE - DISSOLUTION. The Government Fund and the High Yield Fund will continue until December 31, 2050, and the International Bond Fund will continue until December 31, 2036 but shall be dissolved before such date if and when: (1) the shareholders of a Fund approve the prior dissolution of the Fund;
(2) a Fund disposes of all of its assets; (3) a General Partner withdraws and the remaining General Partners do not elect to continue the operations of the Partnership; or (4) there are no remaining General Partners (unless the shareholders agree by unanimous vote to continue the Fund in circumstances where the last remaining General Partner was not removed by them, and new General Partners are promptly elected by the shareholders). Except by requiring a Fund to redeem outstanding shares as described under "How to Sell Shares of a Fund," limited partners have no right to the return of any part of their contributions to any Fund until dissolution of the Fund. Distributions by each Fund, whether upon redemption, dissolution or otherwise, will be in proportion to the number of outstanding shares held without regard to the dollar amount contributed to the Fund or the amount of any profits of the Fund received.

OTHER PROVISIONS. Each Partnership Agreement also provides procedures for the pricing, purchase and redemption of shares of each Fund as described in this Prospectus, as well as procedures relating to the giving of notices, the calling of meetings and the solicitation of shareholder consents. In addition, each Partnership Agreement contains provisions relating to the maintenance of books and records by each Fund, the allocation for U.S. tax purposes of items of income, gain, loss, deduction and credit, and the procedures by which amendments to a Partnership Agreement may be effected. Limited partners have the right to obtain current copies of the Partnership List, the Partnership Agreement and certain other records of each Fund of which they are shareholders for their personal use only. The Partnership List and other records of each Fund, although available to other limited partners upon request and to certain other persons in connection with Fund matters, are not matters of public record.


WHO RUNS THE FUNDS?

The team responsible for the day-to-day management of each Fund's portfolio is:

GOVERNMENT FUND

Jack Lemein
Roger Bayston
Anthony Coffey

HIGH YIELD FUND

Chris Molumphy
Betsy Hofman-Schwab
Martin Wiskemann

INTERNATIONAL BOND FUND

Neil S. Devlin
Thomas J. Dickson
Thomas Latta

BIOGRAPHICAL INFORMATION

Roger Bayston
Portfolio Manager
of Advisers

Mr. Bayston is a Chartered Financial Analyst and holds a Master of Business Administration degree from the University of California at Los Angeles. He earned his Bachelor of Science degree from the University of Virginia. He has been with Advisers or an affiliate since earning his MBA degree in 1991.

Anthony Coffey
Portfolio Manager
of Advisers

Mr. Coffey is a Chartered Financial Analyst and holds a Master of Business Administration degree from the University of California at Los Angeles. He earned a Bachelor of Arts degree in applied mathematics and economics from Harvard University. Mr. Coffey has been with Advisers or an affiliate since 1989. He is a member of several securities industry-related associations.

Neil S. Devlin
Portfolio Manager
of TICI


Mr. Devlin holds a Bachelor of Arts degree in economics and philosophy from Brandeis University. He is currently a level II CVA candidate. Prior to joining Templeton in 1987, Mr. Devlin was a portfolio manager and a bond analyst with Constitutional Capital Management of Boston and a bond trader ad research analyst for the Bank of New England. He has managed the International Bond Fund since January 1995.


Thomas J. Dickson
Portfolio Manager
of TICI

Mr. Dickson received his Bachelor of Science degree in managerial economics from the University of California at Davis. Mr. Dickson joined Franklin in 1992 and Templeton in 1994. He started managing the International Bond Fund since January 1995.

Betsy Hofman-Schwab
Portfolio Manager
of Advisers


Ms. Hofman-Schwab holds a Master of Business Administration degree from the College of Notre Dame in California. She earned her Bachelor of Science degree in finance at the College of Notre Dame in California. She has been with Franklin since 1981 and has managed the High Yield Fund since its inception.


Thomas Latta
Vice President Templeton
Global Bond Managers and
Portfolio Manager of TICI

Mr. Latta attended the University of Missouri and New York University. Mr. Latta has been in the securities industry since 1981 and with Templeton since 1991. Prior to joining Templeton, Mr. Latta worked as a portfolio manager with Forester and Hairston, a global fixed-income investment management firm, and prior thereto, he worked as an investment adviser with Merrill Lynch. He has managed the International Bond Fund since 1995.

Jack Lemein
Senior Vice President
of Advisers

Mr. Lemein holds a Bachelor of Science degree in finance from the University of Illinois. He has been in the securities industry since 1967 and with Advisers or an affiliate since 1984. He is a member of several securities industry-related associations Mr. Lemein has managed the Government Fund since its inception.

Chris Molumphy
Portfolio Manager
of Advisers

Mr. Molumphy is a Chartered Financial Analyst and holds a Master of Business Administration degree from the University of Chicago. He earned his Bachelor of Arts degree in economics from Stanford University. He has been with Advisers or an affiliate since 1988. Mr. Molumphy is a member of several securities industry-related associations. He has managed the High Yield Fund since joining Franklin in 1988.

R. Martin Wiskemann
Senior Vice President
of Advisers


Mr. Wiskemann holds a degree in business administration from the Handelsschule of the State of Zurich, Switzerland. He has been in the securities business for more than 30 years, managing mutual fund equity and fixed-income portfolios, and private investment accounts. He is a member of several securities industry associations. He joined Franklin in 1972 and has managed the High Yield Fund since its inception.


USEFUL TERMS AND DEFINITIONS

1940 ACT - Investment Company Act of 1940, as amended.

ADVISERS - Franklin Advisers, Inc., the Fund's investment manager.

CLASS I AND CLASS II - "Classes" of shares represent proportionate interests in the same portfolio of investment securities but with different rights, privileges and attributes, as determined by the Board. Certain funds in the Franklin Templeton Funds currently offer their shares in two classes, designated "Class I" and "Class II." Because the Funds' sales charge structure and plan of distribution are similar to those of Class I shares, shares of the Funds may be considered Class I shares for redemption, exchange and other purposes.

CODE - Internal Revenue Code of 1986, as amended.

DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the Funds' principal underwriter.

EXCHANGE - New York Stock Exchange.

FRANKLIN FUNDS - the mutual funds in the Franklin Group of Funds(R) except Franklin Valuemark Funds and the Franklin Government Securities Trust.

FRANKLIN TEMPLETON FUNDS - the Franklin Funds and the Templeton Funds.

FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries.

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc.

LETTER - Letter of Intent.

LIMITED PARTNERS - Purchasers of shares of limited partnership interests of a Fund.

MANAGER - Franklin Advisers, Inc., the Fund's investment manager.

MANAGING GENERAL PARTNERS - The individuals authorized under the Agreement of Limited Partnership to oversee the management, conduct and operation of each Fund.

MARKET TIMER(S) - Market Timers generally include market timing or allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern.

NET ASSET VALUE (NAV) - the value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding. When you buy, sell or exchange shares, we will use the NAV per share next calculated after we receive your request in proper form.

OFFERING PRICE - The public offering price is equal to the net asset value per share plus the 4.25% sales charge.

PARTNERSHIP AGREEMENT - Agreement of Limited Partnership of the Funds, each organized as a California Limited Partnership.

PROPER FORM (PURCHASES) - generally, the Funds must receive a completed Shareholder Application accompanied by a negotiable check.

RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information.

SEC - Securities and Exchange Commission.

SECURITIES DEALER - financial institutions which, either directly or through affiliates, have an agreement with Distributors to handle customer orders and accounts with the Funds. This reference is for convenience only and does not indicate a legal conclusion of capacity.

SHAREHOLDERS - Limited partners.

TELEFACTS(R) - Franklin Templeton's automated customer servicing system.

TEMPLETON FUNDS - the U.S. registered mutual funds in the Templeton Group of Funds except Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund.

U.S. - United States.

APPENDIX

DESCRIPTION OF CORPORATE BOND RATINGS


MOODY'S


AAA - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger.

A - Bonds rated A possess many favorable investment attributes and are considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA - Bonds rated Baa are considered medium grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA - Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating may also reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.



FRANKLIN
PARTNERS
FUNDS(R)

FRANKLIN TAX-ADVANTAGED
  U.S. GOVERNMENT SECURITIES FUND
FRANKLIN TAX-ADVANTAGED HIGH YIELD SECURITIES FUND
FRANKLIN TAX-ADVANTAGED INTERNATIONAL BOND FUND

STATEMENT OF
ADDITIONAL INFORMATION


MAY 1, 1996


777 MARINERS ISLAND BLVD., P.O. BOX 7777
SAN MATEO, CA 94403-7777
1-800/DIAL BEN

CONTENTS                                 PAGE




What Are the Funds' Potential Risks?

Investment Restrictions


Officers and Managing General Partners

Investment Advisory and Other Services


How Do the Funds Purchase Securities
  For Their Portfolios?

How Do I Buy and Sell Shares?

How Are Fund Shares Valued?

Additional Information Regarding Taxation


The Funds' Underwriter

General Information

Financial Statements

Appendix A

Appendix B

Appendix C


The Franklin Partners Funds(R) (collectively, the "Funds" or separately, the "Fund") consist of three separate and distinct funds: Franklin Tax-Advantaged U.S. Government Securities Fund (the "Government Fund"), Franklin Tax-Advantaged High Yield Securities Fund (the "High Yield Fund"), and Franklin Tax-Advantaged International Bond Fund (the "International Bond Fund"), each a California limited partnership. Each Fund is a separate and distinct management investment company. As noted in the Prospectus, each Fund has its own investment objective, which is a fundamental policy, and follows policies designed to achieve that objective.

A Prospectus for the Funds, dated May 1, 1996, as may be amended from time to time, provides the basic information you should know before investing in the Funds and may be obtained without charge from the Funds or the Funds' principal underwriter, Franklin/Templeton Distributors, Inc.
("Distributors"), at the address or telephone number shown above.

THIS STATEMENT OF ADDITIONAL INFORMATION ("SAI") IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO AND IN MORE DETAIL THAN SET FORTH IN THE PROSPECTUS. THIS SAI IS INTENDED TO PROVIDE YOU WITH ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF THE FUNDS, AND SHOULD BE READ IN CONJUNCTION WITH THE FUNDS' PROSPECTUS.

WHAT ARE THE FUNDS' POTENTIAL RISKS?


SECURITIES OF NON-U.S. ISSUERS. The Government Fund will not acquire the securities of non-U.S. issuers under any circumstances. The High Yield Fund and the International Bond Fund will not acquire outside of the U.S. the securities of non-U.S. issuers under circumstances where, at the time of acquisition, such Funds have reason to believe that they could not resell the securities in a public market. (Investors should recognize, however, that securities of non-U.S. issuers are often bought or sold with less frequency and volume, and therefore may have greater price volatility than is the case with many U.S. securities.) Notwithstanding the fact that such Funds intend to acquire the securities of non-U.S. issuers only where there are public markets, investments by the Funds in the securities of such issuers may be considered as tending to increase the risks with respect to the liquidity of the Funds' portfolios and their ability to meet a large number of shareholder's redemption requests should there be economic or political turmoil in a country in which such Funds had a substantial portion of their assets invested or should relations between the United States and other countries deteriorate markedly.

The interest payable on the securities of non-U.S. issuers held by the High Yield Fund and the International Bond Fund may be subject to withholding taxes in countries other than the U.S. and, while individual investors may be able to claim some credit or deduction for such taxes with respect to their allocated shares of such tax payments, the general effect of these taxes will be to reduce the Funds' income. In addition the expense ratio of the High Yield Fund and the International Bond Fund may also be slightly higher than the expenses of the Government Fund due to special costs associated with maintaining custody of foreign securities, the higher commission rates charged on many foreign exchanges, and other factors.

SPECIAL CONSIDERATIONS RELATING TO FOREIGN EXCHANGE. The value in U.S. dollars of the assets of the High Yield Fund and the International Bond Fund that are invested in securities of non-U.S. issuers may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations, and each Fund may incur costs in connection with conversions between various currencies. The Funds may conduct their currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in a particular currency exchange market or through forward foreign currency exchange contracts and currency futures contracts entered into for hedging purposes as explained below.

HEDGING AND FOREIGN CURRENCY TRANSACTIONS. The High Yield Fund and the International Bond Fund may engage in the following strategies to hedge their portfolios against risk associated with currency fluctuations. Use of these strategies may be limited by requirements of the Funds to purchase and hold their securities for long-term investment and to meet other tax requirements imposed by the Internal Revenue Code and U.S. Treasury regulations. These strategies include the use of currency options, currency futures, options on such futures and forward foreign currency exchange contracts. Transactions in forward contracts, options and futures are generally considered "derivative securities." While such strategies' intention would be to reduce the volatility of the net asset value of the Funds' shares, the Funds' net asset value would still fluctuate and no assurance could be given of the effectiveness of such transactions. Hedging against currency fluctuations does not eliminate price fluctuations in the hedged securities that are attributable to interest rate changes and other factors.


The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities and currencies which are the subject of the hedge, as well as imperfect correlation due to the difference in maturities of the hedged position. These strategies also involve the risk that the Fund may not be able to close an option or futures position, or that the Fund could lose its margin deposit or collateral in the event of bankruptcy of the broker with whom it has an open position.


Although certain risks are involved in forward foreign currency exchange contracts, currency options, currency futures and options on such futures, the Funds' investment manager believes that, because the Funds will only engage in these transactions for hedging purposes, the use of these strategies will not subject the Funds to the risks frequently associated with the speculative use of forward contracts, options and futures transactions. Moreover, the High Yield Fund and the International Bond Fund may not purchase or sell foreign currency futures or options on such futures if the sum of the initial margin deposits on all of the Funds' futures positions and the premiums paid for related options would exceed 5% of a Fund's total assets. Each Fund is also required to maintain in a segregated account cash and high quality liquid debt securities in an amount equal to the currency to be purchased by the Fund under a forward, futures or option on a futures contract providing for such purchase.

Foreign exchange gains and gains realized by each Fund from its hedging activities may be subject to U.S. tax and withholding requirements.

The following is a description of the hedging instruments the High Yield Fund and the International Bond Fund may utilize with respect to foreign currency exchange rate fluctuation risks:

A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. These contracts are individually negotiated and privately traded directly between currency traders (usually large commercial banks) and their customers. The High Yield Fund and the International Bond Fund are authorized to deal in forward contracts with respect to the currencies in which their portfolio securities are (or will be) denominated as a hedge against contractual agreements to purchase or sell a specified security at a specified future date (up to one year) and price at the time of the contract. Each Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the forward purchase or sale of currency with respect to receivables or payables of a Fund accruing in connection with the purchase and sale of its portfolio securities denominated in a particular currency. Position hedging is the forward sale of currency with respect to portfolio security positions denominated or quoted in such currency. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the High Yield Fund or the International Bond Fund to hedge against a devaluation that is so generally anticipated that neither Fund is able to contract to sell the currency at a price above the devaluation level it anticipates.

Listed currency options give the purchaser of such options the right to buy or sell a particular currency at a fixed price on a future date. Listed options are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) which are issued by a clearing corporation and have standardized strike prices and expiration dates. By way of illustration, a Fund may use currency options to hedge the stated value in U.S. dollars of an investment in a Japanese yen-denominated security. In such circumstances, for example, the Fund may purchase a currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Fund may also sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a "straddle"). By selling the call option in this illustration, the Fund relinquishes the opportunity to profit from increases in the relative value of the yen to the dollar.

Each Fund will cover currency call options which it has written by maintaining in a segregated account cash or securities denominated in the currency that is the subject of the call option, in an amount equal to the value of the optioned currency. The High Yield Fund and the International Bond Fund will cover currency put options which they have written by maintaining in a segregated account cash or high quality liquid debt securities in an amount equal to the value of currency which such Fund is required to purchase under the put option. The exchanges on which options on currencies are traded have generally established limitations governing the maximum number of call or put options on the same underlying currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day. The Funds' investment manager does not believe that these trading and position limits will have any adverse impact on the portfolio strategies for hedging the portfolio of either the High Yield Fund or the International Bond Fund.

Currency futures are standardized contracts traded on commodities exchanges which involve an obligation to purchase or sell a predetermined amount of currency at a predetermined date at a specified price. The High Yield Fund and the International Bond Fund would incur brokerage costs and would be required to make and maintain "margin" deposits in connection with transactions in futures contracts, as described below. The Funds would also be required to segregate assets to cover futures contracts requiring the purchase of foreign currencies. Options on currency futures entitle the Funds to assume a position in an underlying currency futures contract. Futures contracts and options for futures contracts are traded on boards of trades or futures exchanges regulated by the Commodity Futures Trading Commission, a U.S. government agency.

At the time a futures contract or related futures option transaction is entered into, cash or U.S. government securities equal to the market value of the Fund's obligation under the contract or option transaction (less any related margin deposits) is deposited in a segregated account with the Fund's custodian bank to collateralize the position and thereby ensure that such position is unleveraged. The segregated account is marked to market daily. The Funds will not engage in such hedging transactions if the sum of the initial margin deposits on all of the Fund's futures positions and premiums paid for related futures options would exceed 5% of the Fund's total assets.

The use of futures and options contracts by the High Yield Fund and the International Bond Fund involves the risk of imperfect correlation between movements in the price of such contracts and movements in the price of securities and currencies which are the subject of the hedge. If the price of the contract moves more or less than the price of the security or currency, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the securities which are the subject of the hedge.

Neither the High Yield Fund nor the International Bond Fund will speculate in forward foreign currency exchange contracts, currency options, currency futures or options on such futures and will engage in transactions in such contracts and options solely for the purpose of hedging against currency risk, as described herein. Accordingly, the aggregate value of the currency which is the subject of such contracts and options will not exceed the market value of the securities it owns and which are denominated in such currency, or the expected acquisition price of securities which it has committed or anticipates to purchase and which are denominated in such currency. In the case of securities which have been sold by the High Yield Fund or the International Bond Fund but not yet delivered, the aggregate value of the currency which is the subject of such contracts and options will not exceed the proceeds of such sale denominated in such currency. The Funds intend to enter into options and futures transactions only if there appears to be a liquid secondary market for such options or futures. There can be no assurance, however, that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an option or futures position. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to hedge its portfolio effectively. In addition, there is the risk of loss by a Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom a Fund has an open position in a foreign currency option, a futures contract or a futures option.

The High Yield Fund and the International Bond Fund may also, for hedging purposes, purchase currencies in the form of bank deposits as well as other non-U.S. dollar denominated money market instruments, including, but not limited to, banker's acceptances, certificates of deposits, commercial paper, short-term government and corporate obligations and repurchase agreements. Each Fund's dealing in foreign exchange transactions will be limited to the transactions described above and may be further limited by tax restrictions. Neither Fund is required to enter into such transactions with regard to its positions and transactions in the securities of non-U.S. issuers, and will not do so unless deemed appropriate by each Fund's investment manager. In addition, while these transactions may minimize the risk to the value of each Fund's portfolio securities resulting from adverse currency movements with respect to the U.S. dollar, they do not eliminate fluctuations in the underlying prices of the securities. Such transactions may limit potential gain from a favorable change in the relationship between the U.S. dollar and other currencies. Unanticipated changes in currency exchange rates may result in poorer overall performance for the High Yield Fund and the International Bond Fund than if they had not engaged in such foreign exchange transactions.


OTHER POLICIES. There are no restrictions or limitations on investments in obligations of the U.S., or of corporations chartered by Congress as federal government instrumentalities for any of the Funds. The underlying assets of each Fund may be retained in cash, including cash equivalents which are Treasury bills, commercial paper and short-term bank obligations such as certificates of deposit, banker's acceptances and repurchase agreements, subject to certain tax restrictions. It is intended, however, that only so much of the underlying assets of each Fund be retained in cash as is deemed necessary for normal operation of such Fund. Each Fund may invest in securities that cannot be offered to the public for sale without first being registered under the Securities Act of 1933 ("restricted securities"), or in other securities which, in the opinion of the managing general partners, may be otherwise illiquid. It is the policy of each Fund, not to invest more than 10% of its assets in securities with legal or contractual restrictions or which are not readily marketable, and repurchase agreements with more than seven days to maturity.


SECURITIES TRANSACTIONS

It is intended that portfolio changes in each Fund will be made as infrequently as possible. Such changes will be based on market and economic factors generally, and special considerations affecting any particular security such as the limitation of loss or realization of price appreciation at a time believed to be opportune. Subject to the policy of each Fund not to purchase or sell securities for trading purposes and to certain tax restrictions, however, changes in particular portfolio holdings may be made if a security has reached its anticipated level of performance or when required for operational or other reasons. The sale of securities held for relatively short periods and reinvestment of the proceeds will result in increased brokerage and transaction costs to the Funds.

INVESTMENT RESTRICTIONS


The Funds have adopted the following restrictions as fundamental policies, which means that they may not be changed without the approval of a majority of the outstanding voting securities of the applicable Fund. Under the Investment Company Act of 1940, as amended (the "1940 Act"), a "vote of a majority of the outstanding voting securities" of the applicable Fund means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present at a shareholder meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.


THE GOVERNMENT FUND AND THE HIGH YIELD FUND MAY NOT:

 1. Borrow money or mortgage or pledge any of the assets of the Fund, except that the Funds may borrow from banks for temporary or emergency purposes in an amount up to 5% of total asset value.

 2. Buy any securities on "margin" or sell any securities "short."

 3. Lend any funds or other assets, except by the purchase of publicly distributed bonds, debentures, notes or other debt securities and except that both Funds may enter into repurchase agreements.

 4. Act as underwriter of securities issued by other persons except insofar as a Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

 5. Invest more than 5% of the value of its gross assets in the securities of any one issuer, except that this limitation does not apply to investments in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

 6. Purchase the securities of any issuer, if, as a result, a Fund would own more than 10% of any class of the outstanding voting securities of such issuer.

 7. Purchase from or sell to its officers and general partner, or any firm of which any officer or general partners is a member, as principal, any securities, except that a Fund may deal with such persons or firms as brokers and pay a customary brokerage commission; retain securities of any issuer, if to the knowledge of a Fund, one or more of its officers, general partners or investment adviser, own beneficially more than one-half of 1% of the securities of such issuer and all such officers and general partners together own beneficially more than 5% of such securities.


 8. Invest more than 5% of the value of its total assets in securities of any issuer which has not had a record, together with predecessors, of at least three years continuous operations.


 9. Acquire, lease or hold real estate (except such as may be necessary or advisable for the maintenance of its offices) or interests in oil, gas or other mineral exploration or development programs (does not preclude investment in marketable securities of companies engaged in such activities, provided that such securities do not constitute "United States ("U.S.") real property interests" for U.S. federal income tax purposes).

10. Invest in commodities and commodity contracts, puts, calls, straddles, spreads or any combination thereof. (Does not preclude authorized transactions in foreign currencies.)

11. Invest in companies for the purpose of exercising control or management.

12. Concentrate more than 25% of the market value of its assets in the securities of companies engaged in any one industry (does not apply to investment in the securities of the U.S. government, its agencies or instrumentalities).

13. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a Fund from (a) making any permitted borrowing, mortgages or pledges, or (b) entering into repurchase transactions. This is not a fundamental policy of the Funds and may be changed by the Funds' managing general partners without shareholder approval.


14. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

15. Invest more than 10% of its assets in securities with legal or contractual restrictions or which are not readily marketable (except for permissible transactions in repurchase agreements).

In addition to the Government Fund and the High Yield Fund's fundamental policies, it is their present policy not to purchase any securities issued by a corporation which has not been in continuous operation for three years, but such period may include the operation of a predecessor. This is not a fundamental policy and may be changed by a Fund's managing general partners without shareholder approval.


THE INTERNATIONAL BOND FUND MAY NOT:

 1. With respect to at least 75% of its total assets, invest in the securities of any one issuer (other than the U.S. government and its agencies and instrumentalities), if immediately after and as a result of such investment (a) more than 5% of the total assets of the Fund would be invested in such issuer or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund.

 2. Make loans to others, except through the purchase of debt securities in accordance with its investment objectives and policies or to the extent the entry into a repurchase agreement is deemed to be a loan.

 3. (a) Borrow money, except temporarily for extraordinary or emergency purposes from a bank and then not in excess of 25% of its total assets (at the lower of cost or fair market value). Any such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings, and no additional investments may be made while any such borrowings are in excess of 5% of total assets.

      (b) Mortgage, pledge or hypothecate any of its assets except in connection with any such borrowings.

 4. Purchase securities on margin, sell securities short, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. (Does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. Does not preclude permissible foreign currency hedging transactions.)

 5. Buy or sell interests in oil, gas or mineral exploration or development programs, or real estate. (Does not preclude investments in marketable securities of companies engaged in such activities to the extent such securities do not constitute U.S. real property interests for U.S. federal income tax purposes.)


 6. Purchase or hold securities of any issuer, if, at the time of purchase or thereafter, any of the managing general partners or officers of the Fund or its investment adviser own beneficially more than 1/2 of 1%, and such managing general partners or officers holding more than 1/2 of 1% together own beneficially more than 5% of the issuer's securities.

 7. Invest more than 5% of the value of its total assets in securities of any issuer which has not had a record, together with predecessors, of at least three years of continuous operation. This is not a fundamental policy and may be changed by the Fund's managing general partners without prior shareholder approval.


 8. Purchase or sell commodities or commodity contracts or invest in put, call, straddle or spread options. (Does not preclude transactions in foreign exchange for hedging purposes, including forward foreign exchange transactions, the purchase or sale of foreign currency options, foreign currency futures transactions and the purchase or sale of options on foreign currency futures, or transactions in foreign exchange in connection with the investment of cash balances held outside of the U.S.)

 9. Invest more than 10% of its assets in securities with legal or contractual restrictions on resale, securities which are not readily marketable, and repurchase agreements with more than seven days to maturity.

10. Invest in any issuer for purposes of exercising control or management.

11. Concentrate more than 25% of the market value of its assets in the securities of companies engaged in any one industry. (Does not apply to investment in the securities of the U.S. government, its agencies or instrumentalities.)

12. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into repurchase transactions.

OFFICERS AND MANAGING GENERAL PARTNERS


The managing general partners of each Fund have the responsibility for the overall management of that Fund, including general supervision and review of its investment activities. The managing general partners, in turn, elect the officers of each Fund who are responsible for administering day-to-day operations of the Fund. The affiliations of the officers and managing general partners of each Fund and their principal occupations for the past five years are listed below. Managing general partners who are deemed to be "interested persons" of a Fund, as defined in the 1940 Act, are indicated by an asterisk (*).




                           POSITIONS AND OFFICES      PRINCIPAL OCCUPATION
NAME, AGE AND ADDRESS      WITH THE FUND              DURING PAST FIVE YEARS



Frank H. Abbott, III (75)
1045 Sansome St.
San Francisco, CA 94111

Managing General Partner

President and Director, Abbott Corporation (an investment company); and director, trustee or managing general partner, as the case may be, of 31 of the investment companies in the Franklin Group of Funds.

Harris J. Ashton (63)
General Host Corporation
Metro Center, 1 Station Place
Stamford, CT 06904-2045

Managing General Partner

President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers); Director, RBC Holdings, Inc. (a bank holding company) and Bar-S Foods; and director, trustee or managing general partner, as the case may be, of 56 of the investment companies in the Franklin Templeton Group of Funds.

*Kenneth V. Domingues (63)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President - Financial Reporting and Accounting Standards and Managing General Partner

Senior Vice President, Franklin Resources, Inc., Franklin Advisers, Inc., and Franklin Templeton Distributors, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or managing general partner, as the case may be, of 37 of the investment companies in the Franklin Group of Funds.

S. Joseph Fortunato (63)
Park Avenue at Morris County
P. O. Box 1945
Morristown, NJ 07962-1945

Managing General Partner

Member of the law firm of Pitney, Hardin, Kipp & Szuch; Director of General Host Corporation; director, trustee or managing general partner, as the case may be, of 58 of the investment companies in the Franklin Templeton Group of Funds.

David W. Garbellano (81)
111 New Montgomery St., #402
San Francisco, CA 94105

Managing General Partner

Private Investor; Assistant Secretary/Treasurer and Director, Berkeley Science Corporation (a venture capital company); and director, trustee or managing general partner, as the case may be, of 30 of the investment companies in the Franklin Group of Funds.

*Charles B. Johnson (63)
777 Mariners Island Blvd.
San Mateo, CA 94404

Chairman of the Board and Managing General Partner

President and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc. and General Host Corporation; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 57 of the investment companies in the Franklin Templeton Group of Funds.

*Charles E. Johnson (39)
500 East Broward Blvd.
Fort Lauderdale, FL 33394-3091

Managing General Partner

Senior Vice President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc. and Franklin Institutional Services Corporation; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and officer and/or director or trustee, as the case may be, of 26 of the investment companies in the Franklin Templeton Group of Funds.

*Rupert H. Johnson, Jr. (55)
777 Mariners Island Blvd.
San Mateo, CA 94404

President and Managing General Partner

Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in the Franklin Templeton Group of Funds.

Gordon S. Macklin (67)
8212 Burning Tree Road
Bethesda, MD 20817

Managing General Partner

Chairman, White River Corporation (information services); Director, Fund American Enterprises Holdings, Inc., Lockheed Martin Corporation, MCI Communications Corporation, MedImmune, Inc. (biotechnology), InfoVest Corporation (information services), and Fusion Systems Corporation (industrial technology); and director, trustee or managing general partner, as the case may be, of 53 of the investment companies in the Franklin Templeton Group of Funds; and formerly held the following positions:
Chairman, Hambrecht and Quist Group; Director, H & Q Healthcare Investors; and President, National Association of Securities Dealers, Inc.

Harmon E. Burns (51)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Executive Vice President, Secretary and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee of 43 of the investment companies in the Franklin Templeton Group of Funds.

Martin L. Flanagan (35)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Chief Financial Officer

Senior Vice President, Chief Financial Officer and Treasurer, Franklin Resources, Inc.; Executive Vice President, Templeton Worldwide, Inc.; Senior Vice President and Treasurer, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Senior Vice President, Franklin/Templeton Investor Services, Inc.; officer of most other subsidiaries of Franklin Resources, Inc.; and officer of 61 of the investment companies in the Franklin Templeton Group of Funds.

Deborah R. Gatzek (47)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Secretary

Senior Vice President - Legal, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; Vice President, Franklin Advisers, Inc. and officer of 37 of the investment companies in the Franklin Group of Funds.

Diomedes Loo-Tam (57)
777 Mariners Island Blvd.
San Mateo, CA 94404

Treasurer and Principal Accounting Officer

Employee of Franklin Advisers, Inc.; and officer of 37 of the investment companies in the Franklin Group of Funds.

Edward V. McVey (58)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Senior Vice President/National Sales Manager, Franklin Templeton
Distributors, Inc.; and officer of 32 of the investment companies in the Franklin Group of Funds.

R. Martin Wiskemann (69)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Senior Vice President, Portfolio Manager and Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Management, Inc.; Vice President, Treasurer and Director, ILA Financial Services, Inc. and Arizona Life Insurance Company of America; and officer and/or director, as the case may be, of 20 of the investment companies in the Franklin Group of Funds.


The preceding table indicates those officers and managing general partners who are also affiliated persons of Distributors and the investment manager. Managing general partners of the Government Fund and the High Yield Fund not affiliated with the investment manager ("nonaffiliated managing general partners") are currently paid fees of $150 per quarter plus $150 per meeting attended by each Fund. As indicated above, certain of the Funds' nonaffiliated managing general partners also serve as directors, trustees or managing general partners of other investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds (the "Franklin Templeton Group of Funds") from which they may receive fees for their services. The following table indicates the total fees paid to nonaffiliated managing general partners by the Funds and by other funds in the Franklin Templeton Group of Funds. The managing general partners of the International Fund are not currently, but may in the future, be paid fees and receive reimbursement of expenses for attending meetings.

                      AGGREGATE     AGGREGATE    TOTAL FEES    NUMBER OF BOARDS
                     COMPENSATION COMPENSATIONRECEIVED FROM THE IN THE FRANKLIN TEMPLETON
                         FROM         FROM   FRANKLIN TEMPLETONGROUP OF FUNDS ON
NAME               GOVERNMENT FUND* HIGH YIELD FUND*GROUP OF FUNDS**WHICH EACH SERVES***
Frank H. Abbott, III ......$900     $1,200        $162,420           31
Harris J. Ashton...........900       1,200         327,925           56
S. Joseph Fortunato....... 900       1,200         344,745           58
David W. Garbellano....... 900       1,200         146,100           30
Gordon S. Macklin......... 900       1,200         321,525           53


*For the fiscal year ended December 31, 1995
**For the calendar year ended December 31, 1995.
***The number of boards is based on the number of registered investment companies in the Franklin Templeton Group of Funds and does not include the total number of series or funds within each investment company for which the managing general partners are responsible. The Franklin Templeton Group of Funds currently includes 61 registered investment companies, consisting of approximately 162 U.S. based funds or series.

Nonaffiliated managing general partners are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director, trustee or managing general partner. No officer or managing general partners received any other compensation directly from the Funds. Certain officers or managing general partners who are shareholders of Franklin Resources, Inc. ("Resources") may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

As of February 12, 1996, the managing general partners and officers, as a group, together with Franklin Partners, Inc. as the Non-Managing General Partner, owned 637,907 or 1.7% of the total outstanding shares of the Government Fund, 174,488 or 0.8% of the outstanding shares of the High Yield Fund and 37,712 or 1.4% of the total outstanding shares of the International Bond Fund. Officers and managing general partners, as a group, owned of record and beneficially approximately 114 shares of the High Yield Fund, 88 shares of the International Bond Fund and 31 shares of the Government Fund or less than 1% of each Fund's outstanding shares. In addition, many of the Funds' managing general partners own shares in various of the other funds in the Franklin Group of Funds and the Templeton Group of Funds. Certain officers or managing general partners who are shareholders of Franklin Resources, Inc. may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the best knowledge of the Fund, no other person holds beneficially or of record more than 5% of the Fund's outstanding shares.

INVESTMENT ADVISORY AND OTHER SERVICES

The investment manager of each Fund is Franklin Advisers, Inc. ("Advisers" or "Manager"). Advisers is a wholly-owned subsidiary of Resources, a publicly owned holding company whose shares are listed on the New York Stock Exchange (the "Exchange"). Resources owns several other subsidiaries that are involved in investment management and shareholder services.

Pursuant to the management agreement, the Manager provides investment research and portfolio management services, including the selection of securities for each Fund to purchase, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed. The Manager's activities are subject to the review and supervision of each Fund's managing general partners to whom the Manager renders periodic reports of the Fund's investment activities. Under the terms of the management agreement, the Manager provides office space and office furnishings, facilities and equipment required for managing the business affairs of each Fund; maintains all internal bookkeeping, clerical, secretarial and administrative personnel and services; and provides certain telephone and other mechanical services. The Manager is covered by fidelity insurance on its officers, directors and employees for the protection of each Fund. Please see the Statement of Operations in the financial statements included in the Funds' Annual Report to Shareholders dated December 31, 1995.

The Manager also provides management services to numerous other investment companies or funds pursuant to management agreements with each fund. The Manager may give advice and take action with respect to any of the other funds it manages, or for its own account, which may differ from action taken by the Manager on behalf of the Funds. Similarly, with respect to each Fund, the Manager is not obligated to recommend, purchase or sell, or to refrain from recommending, purchasing or selling any security that the Manager and access persons, as defined by the 1940 Act, may purchase or sell for its or their own account or for the accounts of any other fund. Furthermore, the Manager is not obligated to refrain from investing in securities held by each Fund or other funds which it manages or administers. Of course, any transactions for the accounts of the Manager and other access persons will be made in compliance with the Funds' Code of Ethics.


Pursuant to the management agreements, each Fund is obligated to pay the Manager a fee computed at the close of business on the last business day of each month equal to a monthly rate of 5/96 of 1% (approximately 5/8 of 1% per year) for the first $100 million of net assets of each Fund; 1/24 of 1% (approximately 1/2 of 1% per year) of net assets of each Fund in excess of $100 million up to $250 million; and 9/240 of 1% (approximately 45/100 of 1% per year) of net assets of each Fund in excess of $250 million.


The management agreements for each Fund specify that the management fee will also be reduced to the extent necessary to comply with the most stringent limits on the expenses which may be borne by a Fund prescribed by any state in which a Fund's shares are offered for sale. The most stringent current limit requires the Manager to reduce or eliminate its fee to the extent that aggregate operating expenses of each Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses such as litigation costs) would otherwise exceed in any fiscal year 2.5% of the first $30 million of average net assets of each Fund, 2.0% of the next $70 million of average net assets of each Fund and 1.5% of average net assets of each Fund in excess of $100 million. Expense reductions have not been necessary based on state requirements.

The Manager has agreed in advance to waive a portion of its management fees for the International Bond Fund and to make certain payments to reduce expenses. For the fiscal years ended December 31, 1993, 1994 and 1995, management fees, before any advance waiver, were $100,033, $141,108 and $151,345, respectively. There were no management fees paid by the International Bond Fund for the fiscal years ended December 31, 1993 and 1994. The management fee paid by the International Bond Fund for the fiscal year ended December 31, 1995, was $10,234.

For fiscal years ended December 31, 1993, 1994 and 1995, the High Yield Fund paid $340,356, $481,741 and $$678,079 in management fees and the Government Fund paid $2,331,382, $2,608,074 and $2,173,657 for the respective years.

The management agreements are in effect until April 30, 1997. Thereafter, they may continue in effect for successive annual periods providing such continuance is specifically approved at least annually by a vote of each Fund's managing general partners or by a vote of the holders of a majority of each Fund's outstanding voting securities, and in either event by a majority vote of each Fund's managing general partners who are not parties to the management agreements or interested persons of any such party (other than as managing general partners of the Funds), cast in person at a meeting called for that purpose. Each management agreement may be terminated without penalty at any time by the managing general partners or by a vote of the holders of a majority of each Fund's outstanding voting securities, or by the Manager on 60 days' written notice and will automatically terminate in the event of their assignment, as defined in the 1940 Act.


Franklin/Templeton Investor Services, Inc. ("Investor Services" or "Shareholder Services Agent"), a wholly-owned subsidiary of Resources, is the shareholder servicing agent for each Fund and acts as each Fund's transfer agent and distribution-paying agent. Investor Services is compensated by each Fund on the basis of a fixed fee per account.


Bank of New York, Mutual Funds Division, 90 Washington Street, New York, New York, 10286, acts as custodian of the securities and other assets of each Fund. Bank of America NT & SA, 555 California Street, 4th Floor, San Francisco, California 94104, acts as custodian for cash received in connection with the purchase of Fund shares. Citibank Delaware, One Penn's Way, New Castle, Delaware 19720, acts as custodian in connection with transfer services through bank automated clearing houses. The custodians do not participate in decisions relating to the purchase and sale of portfolio securities.


Coopers & Lybrand L.L.P., 333 Market Street, San Francisco, California 94105, are the independent auditors for each Fund. During the fiscal year ended December 31, 1995, their auditing services consisted of rendering an opinion on the financial statements included in the Funds' Annual Report.


HOW DO THE FUNDS PURCHASE SECURITIES FOR THEIR PORTFOLIOS?

Under the current management agreements, the selection of brokers and dealers to execute transactions in each Fund's portfolios is made by the Manager in accordance with criteria set forth in the management agreements and any directions which each Fund's managing general partners may give.

When placing a portfolio transaction, the Manager attempts to obtain the best net price and execution of the transaction. On portfolio transactions done on a securities exchange, the amount of commission paid by a Fund is negotiated between the Manager and the broker executing the transaction. The Manager seeks to obtain the lowest commission rate available from brokers that are felt to be capable of efficient execution of the transactions. The determination and evaluation of the reasonableness of the brokerage commissions paid in connection with portfolio transactions are based to a large degree on the professional opinions of the persons responsible for the placement and review of such transactions. These opinions are formed on the basis of, among other things, the experience of these individuals in the securities industry and information available to them concerning the level of commissions being paid by other institutional investors of comparable size. The Manager will ordinarily place orders for the purchase and sale of over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of the Manager, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price. The Funds will seek to obtain prompt execution of orders at the most favorable net price.

The amount of commission is not the only relevant factor to be considered in the selection of a broker to execute a trade. If it is felt to be in a Fund's best interest, the Manager may place portfolio transactions with brokers who provide the types of services described below, even if it means the Fund will pay a higher commission than if no weight were given to the broker's furnishing of these services. This will be done only if, in the opinion of the Manager, the amount of any additional commission is reasonable in relation to the value of the services. Higher commissions will be paid only when the brokerage and research services received are bona fide and produce a direct benefit to the Fund or assist the Manager in carrying out its responsibilities to the Fund, or when it is otherwise in the best interest of the Fund to do so, whether or not such services may also be useful to the Manager in advising other clients.


When it is felt that several brokers are equally able to provide the best net price and execution, the Manager may decide to execute transactions through brokers who provide quotations and other services to each Fund, specifically including the quotations necessary to determine the value of each Fund's net assets, in such amount of total brokerage as may reasonably be required in light of such services, and through brokers who supply research, statistical and other data to each Fund and Manager in such amount of total brokerage as may reasonably be required.


It is not possible to place a dollar value on the special executions or on the research services received by the Manager from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits the Manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staff of other securities firms. As long as it is lawful and appropriate to do so, the Manager and its affiliates may use this research and data in their investment advisory capacities with other clients. Provided that each Fund's officers are satisfied that the best execution is obtained, the sale of Fund shares may also be considered as a factor in the selection of broker dealers to execute a Fund's portfolio transactions.


Because Distributors is a member of the National Association of Securities Dealers, it is sometimes entitled to obtain certain fees when the Funds tender portfolio securities pursuant to a tender-offer solicitation. As a means of recapturing brokerage for the benefit of the Funds, any portfolio securities tendered by a Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to Advisers under the management agreements will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection therewith.


If purchases or sales of securities of each Fund and one or more other investment companies or clients supervised by the Manager are considered at or about the same time, transactions in such securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the Manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. It is recognized that in some cases this procedure could possibly have a detrimental effect on the price or volume of the security so far as each Fund is concerned. In other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Funds.


The High Yield Fund and the International Bond Fund anticipate that brokerage transactions involving the securities of non-U.S. issuers will be conducted primarily on the principal stock exchange of such countries. Most foreign stock exchange transactions are executed at fixed commission rates. Fixed commissions on foreign stock exchange transactions are generally higher than negotiated commissions on United States transactions, although the Funds will endeavor to achieve the best net results in effecting their portfolio transactions. There is generally less government supervision and regulation of stock exchanges and brokers outside the United States.


During the fiscal years ended December 31, 1993, 1994 and 1995, the Funds paid no brokerage commissions. As of December 31, 1995, the Funds did not own securities of their regular broker-dealers.

HOW DO I BUY AND SELL SHARES?

All checks, drafts, wires and other payment mediums used for purchasing or redeeming shares of each Fund must be denominated in U.S. dollars. The Funds reserves the right, in their sole discretion, to either (a) reject any order for the purchase or sale of shares denominated in any other currency, or (b) to honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

In connection with exchanges, it should be noted that since the proceeds from the sale of shares of an investment company are generally not available until the fifth business day following the redemption, the funds into which you are seeking to exchange reserve the right to delay issuing shares pursuant to an exchange until said fifth business day. The redemption of shares of a Fund to complete an exchange will be effected at the close of business on the day the request for exchange is received in proper form at the net asset value then effective. Please see "What If My Investment Outlook Changes? - Exchange Privilege" in the Prospectus.

Dividend checks returned to a Fund marked "unable to forward" by the postal service will be deemed to be a request to change your dividend option to reinvest all distributions and the proceeds will be reinvested in additional shares at net asset value until new instructions are received.

Each Fund may deduct from your account the costs of its efforts to locate you if mail is returned as undeliverable or the Fund is otherwise unable to locate you or verify your current mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Under agreements with certain banks in Taiwan, Republic of China, the Funds' shares are available to such banks' discretionary trust funds at net asset value. The banks may charge service fees to their customers who participate in the discretionary trusts. Pursuant to agreements, a portion of such service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.


Shares of the Funds may be offered to investors in Taiwan through securities firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, shares of each Fund will be offered with the following schedule of sales charges:

                                          SALES
SIZE OF PURCHASE IN U.S. DOLLARS          CHARGE
---------------------------------------
Up to $100,000.................           3%
$100,000 to $400,000...........           2%
Over $400,000..................           0%

PURCHASES AND REDEMPTIONS
THROUGH SECURITIES DEALERS


Orders for the purchase of shares of a Fund received in proper form prior to the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) any business day that the Exchange is open for trading and promptly transmitted to the Fund will be based upon the public offering price determined that day. Purchase orders received by securities dealers or other financial institutions after the scheduled close of the Exchange will be effected at each Fund's public offering price on the day it is next calculated. The use of the term "securities dealer" herein shall include other financial institutions which, either directly or through affiliates, have an agreement with Distributors to handle customer orders and accounts with the Fund. Such reference, however, is for convenience only and does not indicate a legal conclusion of capacity.

Orders for the redemption of shares are effected at net asset value subject to the same conditions concerning time of receipt in proper form. It is the securities dealer's responsibility to transmit the order in a timely fashion and any loss to you resulting from the failure to do so must be settled between you and the securities dealer.

OTHER PAYMENTS TO SECURITIES DEALERS

As discussed in the Prospectus under "How Do I Buy Shares? - General," either Distributors or one of its affiliates may make payments, out of its own resources, to securities dealers who initiate and are responsible for purchases made at net asset value by certain trust companies and trust departments of banks as described below. Distributors may make these payments in the form of contingent advance payments, which may be recovered from the securities dealer or set off against other payments due to the securities dealer in the event shares are redeemed within 12 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the securities dealer.

Either Distributors or one of its affiliates may pay the following amounts, out of its own resources, to securities dealers who initiate and are responsible for purchases made at net asset value by certain designated retirement plans (excluding IRA and IRA rollovers): 1% on sales of $1 million but less than $2 million, plus 0.80% on sales of $2 million but less than $3 million, plus 0.50% on sales of $3 million but less than $50 million, plus 0.25% on sales of $50 million but less than $100 million, plus 0.15% on sales of $100 million or more; and for purchases made at net asset value by certain non-designated retirement plans: 0.75% on sales of $1 million but less than $2 million, plus 0.60% on sales of $2 million but less than $3 million, plus 0.50% on sales of $3 million but less than $50 million, plus 0.25% on sales of $50 million but less than $100 million, plus 0.15% on sales of $100 million or more. These payment breakpoints are reset every 12 months for purposes of additional purchases. With respect to purchases made at net asset value by certain trust companies and trust departments of banks and certain retirement plans of organizations with collective retirement plan assets of $10 million or more, either Distributors or one of its affiliates, out of its own resources, may pay up to 1% of the amount invested.


LETTER OF INTENT


You may qualify for a reduced sales charge on the purchase of shares of a Fund, as described in the Prospectus. At any time within 90 days after the first investment which you want to qualify for a reduced sales charge, you may file with the Fund a signed Shareholder Application with the Letter of Intent (the "Letter") section completed. After the Letter is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter. Sales charge reductions based upon purchases in more than one of the Franklin Templeton Funds will be effective only after notification to Distributors that the investment qualifies for a discount. Your holdings in the Franklin Templeton Funds, including Class II shares, acquired more than 90 days before the Letter is filed, will be counted towards completion of the Letter but will not be entitled to a retroactive downward adjustment in the sales charge. Any redemptions you make, unless by a designated retirement plan, during the 13-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter have been completed. If the Letter is not completed within the 13-month period, there will be an upward adjustment of the sales charge, depending upon the amount actually purchased (less redemptions) during the period. The upward adjustment does not apply to designated retirement plans. If you execute a Letter prior to a change in the sales charge structure for the Fund, you will be entitled to complete the Letter at the lower of the new sales charge structure or the sales charge structure in effect at the time the Letter was filed.

As mentioned in the Prospectus, five percent (5%) of the amount of the total intended purchase will be reserved in shares of the Fund registered in your name. This policy of reserving shares does not apply to a designated retirement plan. If the total purchases, less redemptions, equal the amount specified under the Letter, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the total purchases, less redemptions, exceed the amount specified under the Letter and is an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made pursuant to the Letter (to reflect such further quantity discount) on purchases made within 90 days before and on those made after filing the Letter. The resulting difference in offering price will be applied to the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases. If the total purchases, less redemptions, are less than the amount specified under the Letter, you will remit to Distributors an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge that would have applied to the aggregate purchases if the total of such purchases had been made at a single time. Upon such remittance, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, the redemption of an appropriate number of reserved shares to realize the difference will be made. In the event of a total redemption of the account prior to fulfillment of the Letter, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to you.

If a Letter is executed on behalf of a designated retirement plan, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in the Franklin Templeton Funds under the Letter. These plans are not subject to the requirement to reserve 5% of the total intended purchase, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the Letter.


REDEMPTIONS IN KIND


Each Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the Securities and Exchange Commission ("SEC"). In the case of redemption requests in excess of these amounts, the managing general partners reserve the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In such circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Funds do not intend to redeem illiquid securities in kind. Should it happen, however, you may not be able to recover your investment in a timely manner.


REDEMPTIONS BY THE FUNDS


Due to the relatively high cost of handling small investments, each Fund reserves the right to involuntarily redeem your shares at net asset value if your account has been in existence for at least 12 months and has a value of less than $2,000, but only where the value of your account has been reduced by the prior voluntary redemption of shares and there has been no investment (other than the reinvestment of any distributions) made within the six months preceding notice of the Fund's intention to take this action. In any event, before the Fund redeems your shares and sends you the proceeds, it will notify you that the value of the shares in your account is less than the minimum amount and allow you six months to make an additional investment in an amount which will increase the value of your account to the minimum amount.


REPORTS TO SHAREHOLDERS


The Fund sends annual and semiannual reports regarding its performance and portfolio holdings to shareholders. If you would like to receive an interim quarterly report, you may phone Fund Information at 1-800/DIAL BEN.


HOW ARE FUND SHARES VALUED?


As noted in the Prospectus, each Fund calculates net asset value as of the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) each day that the Exchange is open for trading. As of the date of this SAI, the Funds are informed that the Exchange observes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For the purpose of determining the aggregate net assets of each Fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. Over-the-counter portfolio securities are valued within the range of the most recent quoted bid and ask prices. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by the Manager.

Portfolio securities underlying actively traded call options are valued at their market price as determined above. The current market value of any option held by a Fund is its last sale price on the relevant exchange prior to the time when assets are valued. Lacking any sales that day or if the last sale price is outside the bid and ask prices, the options are valued within the range of the current closing bid and ask prices if such valuation is believed to fairly reflect the contract's market value.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business of the Exchange on each day on which the Exchange is open. Trading in European or Far Eastern securities generally, or in a particular country or countries, may not take place on every Exchange business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the Exchange and on which the Fund's net asset value is not calculated. The International Bond Fund calculates net asset value per share, and therefore effects sales and redemptions of its shares, as of the scheduled close of the Exchange each day that the Exchange is open for trading. This calculation does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in the calculation and, if events occur which materially affect the values of these foreign securities, they will be valued at fair value as determined by management and approved in good faith by the Board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times prior to the scheduled close of the Exchange. The value of these securities used in computing the net asset value of a Fund's shares is determined as of such times. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the scheduled close of the Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of these securities occur during such period, then the securities will be valued at their fair value as determined in good faith by the Board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of managing general partners, the Funds may utilize a pricing service, bank or securities dealer to perform any of the above described functions.

ADDITIONAL INFORMATION REGARDING TAXATION


As explained more fully in the following paragraphs, the daily allocation of income by each Fund will be in a "defined amount" equal to the daily distributable net investment income of such Fund for that day. The daily distributable net investment income for a particular day will be equal to the interest income for that day, less the daily expenses for that day. For the purpose of computing its book net income, each Fund will account for net investment income in accordance with generally accepted accounting principles (see "Significant Accounting Policies" in the Notes to the Financial Statements in the Funds' Annual Report).

ADDITIONAL INFORMATION REGARDING
U.S. TAX TREATMENT OF U.S. INVESTORS

A shareholder's adjusted basis in his partnership interest in a Fund (i.e., his aggregate shares in the Fund) will generally be the aggregate prices paid for such shares (including sales charges), increased by the amounts of such shareholder's distributive share of items of income and gain of the Fund and reduced, but not below zero, by the amounts of such shareholder's distributive share of Fund losses and the amount of any cash distributions (including distributions upon redemption of shares) received by such shareholder. Subject to the limitations discussed below, each shareholder will generally be permitted to deduct his distributive share of Fund losses to the extent of his adjusted basis in his Fund shares. For purposes of the "passive activity loss" rules, an individual shareholder's share of the Fund's income or loss will be treated as "portfolio" income or loss. Thus, income from the Fund may not be offset by losses from "passive activities" of the shareholder, and losses from the Fund will not reduce the shareholder's income from "passive activities." An individual shareholder's share of certain expenses of the Fund will be treated as a "miscellaneous itemized deduction" and will be deductible only by a shareholder who itemizes deductions and only to the extent that the shareholder's total miscellaneous itemized deductions from all sources exceed 2% of the shareholder's adjusted gross income. An individual shareholder whose adjusted gross income exceeds a specified amount (generally $114,700 in 1995) must reduce the otherwise allowable itemized deductions by an amount equal to 3% of the excess adjusted gross income.

U.S. shareholders of a Fund will not be subject to federal income tax on cash distributions received in redemption of Fund shares to the extent such distributions do not exceed the shareholders' adjusted basis in their Fund shares. Redemptions of shares may be subject to 31% backup withholding in the case of non-exempt U.S. shareholders who have failed to furnish the Fund with their correct taxpayer identification numbers on Form W-9.

Each item of partnership income or gain will retain its character for tax purposes when allocated to the shareholders.

TAX CONSEQUENCES OF BEING DEEMED
ENGAGED IN A U.S. TRADE OR BUSINESS

As stated in the Prospectus, each Fund has obtained an opinion of its counsel, Thelen, Marrin, Johnson & Bridges, to the effect that neither the Fund nor its non-U.S. shareholders solely by virtue of their investment in the Fund should be deemed to be engaged in a trade or business in the U.S. if the Fund adheres to its stated investment objectives, policies and restrictions and to certain guidelines and operating procedures concerning its investment activities. These opinions are based upon case law and other authorities in effect as of the date of this Statement of Additional Information. In the event this position is challenged, it is the intention of each Fund to contest the challenge. A final determination by a court of law, however, to the effect that a Fund is engaged in a U.S. trade or business would have material tax consequences for the Fund's shareholders. Such a determination would nullify the applicability of the "portfolio interest" exemption and cause all income of the Fund to be deemed to be effectively connected with such trade or business (including such "portfolio interest" and capital gains realized by the Fund or the shareholders) and therefore subject to U.S. federal income tax and U.S. tax withholding requirements.

THE FUNDS' UNDERWRITER


Pursuant to underwriting agreements in effect until April 30, 1997, Distributors acts as principal underwriter in a continuous public offering for shares of each Fund. The underwriting agreements will continue in effect for successive annual periods provided that their continuance is specifically approved at least annually by a vote of each Fund's managing general partners, or by a vote of the holders of a majority of the each Fund's outstanding voting securities, and in either event by a majority vote of the managing general partners who are not parties to the underwriting agreement or interested persons of any such party (other than as managing general partners of each Fund), cast in person at a meeting called for that purpose. The underwriting agreements terminate automatically in the event of their assignment and may be terminated by either party on 90 days' written notice.

Distributors pays the expenses of the distribution of each Fund's shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Each Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Until April 30, 1994, distributions were reinvested at the offering price (which includes the sales charge) and Distributors allowed 50% of the entire commission to the securities dealer of record, if any, on an account. Starting with any distributions paid after April 30, 1994, such reinvestment is at net asset value.

In connection with the offering of the High Yield Fund's shares, aggregate underwriting commissions for the fiscal years ended 1993, 1994 and 1995 were $691,683, $400,528 and $550,638, respectively. After allowances to dealers, Distributors retained $32,168, $24,102 and $22,287 in net underwriting discounts and commissions and there were no fees received on redemptions or repurchases of shares for the respective years. In connection with the offering of the Government Fund's shares, aggregate underwriting commissions for the fiscal years ended 1993, 1994 and 1995 were $6,282,489, $2,067,833 and $632,871, respectively. After allowances to dealers, Distributors retained $190,128, $150,068 and $40,752 in net underwriting discounts and there were no fees received on redemptions or repurchases of shares for the respective years. For fiscal years ended December 31, 1993, 1994 and 1995, underwriting commissions for the International Bond Fund were $303,473, $219,143 and $102,938, respectively. After allowances to dealers, Distributors retained $12,255, $12,763 and $5,763 in net underwriting discounts and commissions and there were no fees received on redemptions or repurchases of shares for the respective years. Distributors may be entitled to reimbursement under each Fund's distribution plan, as discussed below. Except as noted, Distributors received no other compensation from the Funds for acting as underwriter.


DISTRIBUTION PLANS


The Funds have adopted Distribution Plans pursuant to Rule 12b-1 under the 1940 Act (the "Plans") whereby each Fund may pay up to a maximum of 0.15% per annum of its average daily net assets, payable quarterly, for expenses incurred in the promotion and distribution of its shares.

In implementing each Plan, the managing general partners have determined that the annual fees payable under the Plans will be equal to the sum of: (i) the amount obtained by multiplying 0.15% by the average daily net assets represented by shares of a Fund that were acquired by investors on or after May 1, 1994, the Effective Date of each Plan ("New Assets"), and (ii) the amount obtained by multiplying 0.05% by the average daily net assets represented by shares of each Fund that were acquired before May 1, 1994 ("Old Assets"). Such fees will be paid to the current securities dealer of record on the account. In addition, until such time as the maximum payment of 0.15% is reached on a yearly basis, up to an additional 0.02% will be paid to Distributors under each Plan. The payments to be made to Distributors will be used by Distributors to defray other marketing expenses that have been incurred in accordance with each Plan, such as advertising.

The fees are a Fund expense so that all shareholders regardless of when they purchased their shares will bear 12b-1 expenses at the same rate. The initial rate will be at least 0.07% (0.05% plus 0.02%) of the average daily net assets and, as Fund shares are sold on or after May 1, 1994, will increase over time. Thus, as the proportion of Fund shares purchased on or after the May 1, 1994, increases in relation to outstanding Fund shares, the expenses attributable to payments under each Plan will also increase (but will not exceed 0.15% of average daily net assets). While this is the currently anticipated calculation for fees payable under each Plan, the Plans permit each Fund's managing general partners to allow the respective Fund to pay a full 0.15% on all assets at any time. The approval of the managing general partners would be required to change the calculation of the payments to be made under each Plan.


Pursuant to the Plans, Distributors or others will be entitled to be reimbursed each quarter (up to the maximum as stated above) for actual expenses incurred in the distribution and promotion of each Fund's shares, including, but not limited to, the printing of prospectuses and reports used for sales purposes, expenses of preparing and distributing sales literature and related expenses, advertisements, and other distribution-related expenses, including a prorated portion of Distributors' overhead expenses attributable to the distribution of Fund shares, as well as any distribution or service fees paid to securities dealers or their firms or others who have executed a servicing agreement with the Fund, Distributors or its affiliates.

In addition to the payments to which Distributors or others are entitled under the Plans, the Plans also provide that to the extent each Fund, the Manager or Distributors or other parties on behalf of the Fund, the Manager or Distributors, make payments that are deemed to be payments for the financing of any activity primarily intended to result in the sale of shares of the Fund within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to have been made pursuant to the Plans.

In no event shall the aggregate asset-based sales charges which include payments made under the Plans, plus any other payments deemed to be made pursuant to the Plans, exceed the amount permitted to be paid pursuant to the Rules of Fair Practice of the National Association of Securities Dealers, Inc., Article III, Section 26(d)4.

The terms and provisions of the Plans relating to required reports, term, and approval are consistent with Rule 12b-1. The Plans do not permit unreimbursed expenses incurred in a particular year to be carried over to or reimbursed in subsequent years.


To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks will not be entitled to participate in the Plans as a result of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. Such banking institutions, however, are permitted to receive fees under the Plans for administrative servicing or for agency transactions. If you are a customer of a bank that is prohibited from providing such services, you would be permitted to remain a shareholder of the Fund, and alternate means for continuing the servicing would be sought.
In such an event, changes in the services provided might occur and you might no longer be able to avail yourself of any automatic investment or other services then being provided by the bank. It is not expected that you would suffer any adverse financial consequences as a result of any of these changes.

The Plans have been approved in accordance with the provisions of Rule 12b-1. The Plans are effective through June 30, 1996, and renewable annually by a vote of the managing general partners, including a majority vote of the managing general partners who are non-interested persons of the Funds and who have no direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such managing general partners be done by the non-interested managing general partners. The Plans and any related agreement may be terminated at any time, without any penalty, by vote of a majority of the non-interested managing general partners on not more than 60 days' written notice, by Distributors on not more than 60 days' written notice, by any act that constitutes an assignment of the Management Agreement with the Manager, or by vote of a majority of each Fund's outstanding shares. Distributors or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

The Plans and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of each Fund's outstanding shares, and all material amendments to the Plans or any related agreements shall be approved by a vote of the non-interested managing general partners, cast in person at a meeting called for the purpose of voting on any such amendment.

Distributors is required to report in writing to the managing general partners at least quarterly on the amounts and purpose of any payment made under the Plan and any related agreements, as well as to furnish the managing general partners with such other information as may reasonably be requested in order to enable the managing general partners to make an informed determination of whether the Plan should be continued.

For the fiscal year ended December 31, 1995, the total amount paid by the Government Fund, High Yield Fund and the International Bond Fund pursuant to the Plans were $323,634, $114,863 and $21,362, which were used for the following purposes.


                                                         DOLLAR
GOVERNMENT FUND                                          AMOUNT

Advertising                                             $15,500
Printing and mailing of prospectuses
  to other than current shareholders                    $44,339
Payments to underwriters                                $17,355
Payments to brokers or dealers                          $246,439

                                                         DOLLAR
HIGH YIELD FUND                                          AMOUNT
Advertising                                              $2,676

Printing and mailing of prospectuses
   to other than current shareholders                   $15,300
Payments to underwriters                                 $4,418
Payments to brokers or dealers                          $92,469

                                                         DOLLAR
INTERNATIONAL BOND FUND                                  AMOUNT
Advertising                                               $911
Printing and mailing of prospectuses
to other than current shareholders                       $2,856
Payments to underwriters                                 $1,013
Payments to brokers or dealers                          $16,582

For the fiscal year ended December 31, 1995, the total amount paid by the Government Fund, High Yield Fund and the International Bond Fund pursuant to the Plans were $310,266, $114,863 and $21,777, which were used for the following purposes.


GENERAL INFORMATION

Each Fund is organized as a California limited partnership pursuant to the California Revised Limited Partnership Act. The full text of the Agreement of Limited Partnership of each Fund is set forth herein as Appendix A (Government Fund), Appendix B (High Yield Fund) and Appendix C (International Bond Fund). The California Revised Limited Partnership Act does not specifically authorize the exercise by limited partners of the voting rights required by the 1940 Act which are specified in each Partnership Agreement. Although there are no authoritative judicial decisions on this matter and no absolute assurances can be given on this point, it is the opinion of counsel to each Fund that the existence or exercise of these voting rights will not subject the limited partners of any Fund to liability as general partners under California laws. There is not, however, specific statutory or other authority for the existence or exercise of some or all these voting rights in most other jurisdictions. As a result, to the extent that a Fund is subject to the jurisdiction of courts in these other jurisdictions, it is possible that these courts may not apply California law, or, if they apply California law, they may nevertheless interpret the law to subject the Funds' limited partners to liability as general partners.


PERFORMANCE


As noted in the Prospectus, each Fund may from time to time quote various performance figures to illustrate the Fund's past performance and may occasionally cite statistics to reflect its volatility or risk. Performance quotations by investment companies are subject to rules adopted by the SEC. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by each Fund be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by each Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of those and other methods used by each Fund to compute or express performance follows.


TOTAL RETURN


The average annual total return is determined by finding the average annual compounded rates of return over one-, five- and ten-year periods, or fractional portion thereof, that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase order and income distributions and capital gains are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each one-, five- and ten-year period and the deduction of all applicable charges and fees. If a change is made on the sales charge structure, historical performance information will be restated to reflect the maximum front-end sales charge currently in effect.

In considering the quotations of total return by the Funds, you should remember that the maximum front-end sales charge reflected in each quotation is a one-time fee (charged on all direct purchases) which will have its greatest impact during the early stages of your investment in a Fund. This charge will affect actual performance less the longer you retain your investment in the Fund. The average annual compounded rates of return for the one- and five-year period ended on December 31, 1995, and for the period from inception to December 31, 1995, were as follows:


                               ONE-YEAR         FIVE-YEAR            FROM
                                PERIOD           PERIOD           INCEPTION
Government Fund                 13.39%            7.70%             8.88%*
High Yield Fund                 14.44%           18.17%             9.59%*
International Bond
  Fund                          15.27%            7.65%            9.69%**

*Inception May 4, 1987
**From change of investment manager on June 9, 1990

These figures were calculated according to the SEC formula:

                                       n
                                 P(1+T) = ERV

where:

P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- or ten-year periods at the end of the one-, five-, or ten-year periods (or fractional portion thereof)


As discussed in the Prospectus, each Fund may quote total rates of return in addition to its average annual total return. These quotations are computed in the same manner as each Fund's average annual compounded rate, except that they will be based on each Fund's actual return for a specified period rather than to its average return over one-, five-, and ten-year periods, or fractional portion thereof. The Funds total rates of return for the one- and five-year period ended on December 31, 1995, and for the period from inception to December 31, 1995, were as follows:


                                 ONE-YEAR       FIVE-YEAR           FROM
                                  PERIOD          PERIOD         INCEPTION
Government Fund                   13.39%          44.88%          109.07%*
High Yield Fund                   14.44%         130.42%          121.10%*
International Bond Fund           15.27%          44.55%          67.34%**

*Inception May 4, 1987
**From change of investment manager on June 9, 1990

YIELD


Current yield reflects the income per share earned by each Fund's portfolio investments and is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. The yield for each Fund for the 30-day period ended December 31, 1995, were as follows:


Government Fund...........      6.29%
High Yield Fund...............  8.14%
International Bond Fund.......  6.33%

These figures were obtained using the following SEC formula:

                                               6
                         Yield = 2 [( a-b + 1 ) - 1]
                                      ----
                                       cd

where:


a = dividends and interest earned during the period


b = expenses accrued for the period (net of reimbursements)


c = the average daily number of shares outstanding during the period that were entitled to receive dividends


d = the maximum offering price per share on the last day of the period

CURRENT DISTRIBUTION RATE


Current yield which is calculated according to a formula prescribed by the SEC is not indicative of the amounts which were or will be paid to shareholders of the Funds. Amounts paid to shareholders are reflected in the quoted current distribution rate. The current distribution rate is computed by dividing the total amount of distributions per share paid by a Fund during the past 12 months by a current maximum offering price. Under certain circumstances, such as when there has been a change in the amount of income distribution payout, or a fundamental change in investment policies, it might be appropriate to annualize the distributions paid over the period such policies were in effect, rather than using the distributions during the past 12 months. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than interest, such as premium income from option writing and short-term capital gain, and is calculated over a different period of time. The current distribution rate for the Funds for the fiscal year ended December 31, 1995, was as follows:


Government Fund.............        6.18%
High Yield Fund.............        7.59%
International Bond Fund.....        6.79%

VOLATILITY


Occasionally statistics may be used to specify Fund volatility or risk. Measures of volatility or risk are generally used to compare Fund net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.


OTHER PERFORMANCE QUOTATIONS


For investors who are permitted to purchase shares of a Fund at net asset value, sales literature pertaining to the Fund may quote a current distribution rate, yield, total return, average annual total return and other measures of performance as described elsewhere in this SAI with the substitution of net asset value for the public offering price.

Sales literature referring to the use of the Fund as a potential investment for Individual Retirement Accounts (IRAs), Business Retirement Plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.


Regardless of the method used, past performance is not necessarily indicative of future results, but is an indication of the return to shareholders only for the limited historical period used.


The Funds may include in their advertising or sales material information relating to investment objectives and performance results of funds belonging to the Templeton Group of Funds. Resources is the parent company of the advisors and underwriter of both the Franklin Group of Funds and Templeton Group of Funds.


COMPARISONS


To help you better evaluate how an investment in a Fund may satisfy your investment objective, advertisements and other materials regarding the Funds may discuss certain measures of a Fund's performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. Such comparisons may include, but are not limited to, the following examples:


a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of distributions.

b) Standard & Poor's 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of distributions.


c) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.


d) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.


e) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

f) Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates - historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation.

g) Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.


h) Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Lehman Brothers and Bloomberg L.P.


i) Salomon Brothers Broad Bond Index or its component indices - The Broad Index measures yield, price, and total return for Treasury, Agency, Corporate, and Mortgage bonds.

j) Lehman Brothers Aggregate Bond Index or its component indices - The Aggregate Bond Index measures yield, price and total return for Treasury, Agency, Corporate, Mortgage, and Yankee bonds.

k) International Business Communications Money Fund ReportAE - Industry averages for seven-day annualized and compounded yields of taxable, tax-free, and government money funds.


l) Bond Buyer's 20-Bond Index - an index of municipal bond yields based upon yields of 20 general obligation bonds maturing in 20 years.

m) Bond Buyer's 30-Bond Index - an index of municipal bond yields based upon yields of 20 revenue bonds maturing in 30 years.

n) Financial publications: The Wall Street Journal, Business Week, Financial World, Forbes, Fortune, and Money magazines- provide performance statistics over specified time periods.

From time to time, advertisements or information for each Fund may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or information may include symbols, headlines, or other material which highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information may also compare a Fund's performance to the return on certificates of deposit or other investments. Investors should be aware, however, that an investment in a Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a certificate of deposit issued by a bank. For example, as the general level of interest rates rise, the value of the Fund's fixed-income investments, as well as the value of its shares which are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the Fund's shares can be expected to increase. Certificates of deposit are frequently insured by an agency of the U.S. government. An investment in the Funds is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, the indices and averages are generally unmanaged, and that the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition there can be no assurance that the Funds will continue this performance as compared to such other averages.


OTHER FEATURES AND BENEFITS


Each Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college cost and/or other long-term goals. The Franklin College Costs Planner may assist an investor in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in a Fund cannot guarantee that such goals will be met.


MISCELLANEOUS INFORMATION


The Funds are members of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 48 years and now services more than 2.5 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton Worldwide, Inc., a pioneer in international investing. Together, the Franklin Templeton Group has over $135 billion in assets under management for more than 3.9 million U.S. based mutual fund shareholder and other accounts. The Franklin Group of Funds and the Templeton Group of Funds offer to the public 114 U.S. based mutual funds. Each Fund may identify itself by its NASDAQ symbol or CUSIP number.

The Dalbar Surveys, Inc. broker-dealer survey has ranked Franklin number one in service quality for five of the past seven years.

As of February 12, 1996, the principal shareholders of the Funds, beneficial or of record were as follows:


NAME AND ADDRESS                       NUMBER OF              PERCENT OF
OF BENEFICIAL OWNER                  SHARES OWNED               SHARES
HIGH YIELD FUND
Paul W. C. Watt                       575,542.59                 5.6%
3385 Stagecoach Drive
Lafayette CA 94549-1824


Employees of Resources or its subsidiaries who are access persons under the 1940 Act are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed within 24 hours after clearance; (ii) copies of all brokerage confirmations must be sent to a compliance officer and, within 10 days after the end of each calendar quarter, a report of all securities transactions must be provided to the compliance officer; and (iii) access persons involved in preparing and making investment decisions must, in addition to (i) and (ii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.


OWNERSHIP AND AUTHORITY DISPUTES


In the event of disputes involving multiple claims of ownership or authority to control your account, each Fund has the right (but has no obligation) to:
(a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, prior to executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the Internal Revenue Service in response to a Notice of Levy.


FINANCIAL STATEMENTS


The audited financial statements contained in the Annual Report to Shareholders of the Fund, dated December 31, 1995, including the auditors' report, are incorporated herein by reference.


Appendix A

                     FRANKLIN TAX-ADVANTAGED
                 U.S. GOVERNMENT SECURITIES FUND
               (A CALIFORNIA LIMITED PARTNERSHIP)

                      AMENDED AND RESTATED
                AGREEMENT OF LIMITED PARTNERSHIP
                        Dated May 1, 1987
            as amended April 28, 1988 and May 1, 1991






                          APPENDIX "A"

                        TABLE OF CONTENTS


1.  GENERAL PROVISIONS
   1.1 Formation
   1.2 Name and Place of Business
   1.3 Term
   1.4 Agent for Service of Process
   1.5 Certificate of Limited Partnership
   1.6 Other Acts/Filings

2.  DEFINITIONS
   2.1 Affiliate
   2.2 Capital Account
   2.3 General Partner
   2.4 Holder of Record or Holder of a Share
   2.5 Limited Partner
   2.6 Majority Vote
   2.7 Managing General Partner
   2.8 Net Asset Value (per Share)
   2.9 Non-Managing General Partner
  2.10 Officers
  2.11 Persons
  2.12 Partners
  2.13 Partnership
  2.14 Partnership Act
  2.15 Partnership Group
  2.16 Partnership List
  2.17 Registration Statement
  2.18 Secretary of State
  2.19 Share (including fractional Shares)
  2.20 Substituted Limited Partner
  2.21 Tax Code
  2.22 Transfer Agent
  2.23 1940 Act

3.  ACTIVITIES AND PURPOSE
   3.1 Operating Policy
   3.2 Investment Objectives
   3.3 Investment and Operating Limitations
   3.4 Other Authorized Activities

4.  GENERAL PARTNERS
   4.1 Identity and Number
   4.2 Managing and Non-Managing General Partners
   4.3 General Partners' Contributions
   4.4 Management and Control
   4.5 Action by the Managing General Partners
   4.6 Limitations of the Authority of the Managing General
       Partners
   4.7 Right of General Partners to Become Limited Partners
   4.8 Termination of a General Partner
   4.9 Additional or Successor General Partners
  4.10 Liability to Limited Partners
  4.11 Assignment and Substitution
  4.12 No Agency
  4.13 Reimbursement and Compensation
  4.14 Indemnification

5.  LIMITED PARTNERS
   5.1 Identity of Limited Partners
   5.2 Admission of Limited Partners
   5.3 Contributions of the Limited Partners
   5.4 Additional Contributions of Limited Partners
   5.5 Use of Contributions
   5.6 Redemption by Limited Partners
   5.7 Minimum Contribution and Mandatory Redemption
   5.8 Limited Liability
   5.9 No Power to Control Operations
  5.10 Tax Responsibility

6.  SHARES OF PARTNERSHIP INTEREST

7.  PURCHASE AND EXCHANGE OF SHARES
   7.1 Purchase of Shares
   7.2 Net Asset Value
   7.3 Exchange of Shares

8.  REDEMPTION OR REPURCHASE OF SHARES
   8.1 Redemption of Shares
   8.2 Payment for Redeemed Shares

9.  MATTERS AFFECTING THE PARTNERSHIP'S BASIC STRUCTURE
   9.1 Rights of Limited Partners
   9.2 Action of the Partners
   9.3 Meeting
   9.4 Notices
   9.5 Validity of Vote for Certain Matters
   9.6 Adjournment
   9.7 Waiver of Notice and Consent to Meeting
   9.8 Quorum
   9.9 Required Vote
  9.10 Action by Consent Without a Meeting
  9.11 Record Date
  9.12 Proxies
  9.13 Number of Votes

10. DISTRIBUTIONS AND ALLOCATION OF PROFITS AND LOSSES
  10.1 Fees of General Partners
  10.2 Distributions of Income and Gains
  10.3 Allocation of Income, Gains, Losses, Deductions and
       Credits
  10.4 Returns of Contributions
  10.5 Capital Accounts
  10.6 Allocations for Tax Purposes

11. ASSIGNMENT OF SHARES; SUCCESSOR IN INTEREST; SUBSTITUTION
    OF PARTNERS
  11.1 Prohibition on Assignment
  11.2 Rights of the Holders of Shares as Collateral or Judgment Creditor
  11.3 Death, Incompetency, Bankruptcy or Termination of the
       Existence of a Partner
  11.4 Substituted Limited Partners

12. DISSOLUTION AND TERMINATION OF THE PARTNERSHIP
  12.1 Dissolution
  12.2 Liquidation
  12.3 Termination

13. BOOKS, RECORDS, ACCOUNTS AND REPORTS
  13.1 Books and Records
  13.2 Limited Partners' Rights to Records
  13.3 Accounting Basis and Fiscal Year
  13.4 Tax Returns
  13.5 Filings with Regulatory Agencies
  13.6 Tax Matters and Notice Partner

14. AMENDMENTS OF PARTNERSHIP DOCUMENTS
  14.1 Amendments in General
  14.2 Amendments Without Consent of Limited Partners
  14.3 Amendments Needing Consent of Affected Partners
  14.4 Amendments to Certificate of Limited Partnership
  14.5 Amendments After Change of Law

15. MISCELLANEOUS PROVISIONS
  15.1 Notices
  15.2 Section Headings
  15.3 Construction
  15.4 Severability
  15.5 Governing Law
  15.6 Counterparts
  15.7 Entire Agreement
  15.8 Cross-References
  15.9 Power of Attorney to the General Partners
 15.10 Further Assurances
 15.11 Successors and Assigns
 15.12 Waiver of Action for Partition
 15.13 Creditors
 15.14 Remedies
 15.15 Custodian
 15.16 Use of Name Franklin
 15.17 Authority
 15.18 Signatures
 15.19 Arbitration

     FRANKLIN TAX-ADVANTAGED U.S. GOVERNMENT SECURITIES FUND

               (a California limited partnership)

     This amended and restated AGREEMENT OF LIMITED PARTNERSHIP ("Partnership Agreement") is entered into as of this 1st day of May, 1987 by and among the undersigned individuals, as Managing General Partners; FRANKLIN PARTNERS, INC., a California corporation, as Non-Managing General Partner (collectively, the "General Partners"); and each of the persons identified on the Partnership List of the Partnership as limited partners (the "Limited Partners").

     This Partnership Agreement amends and restates in its entirety the Agreement of Limited Partnership dated as of January
20, 1987.

     1.   GENERAL PROVISIONS

          1.1 Formation. The parties hereby agree to continue the limited partnership (the "Partnership") under the terms and conditions set forth below pursuant to the California Revised
Limited Partnership Act (the "Partnership Act").

          1.2 Name and Place of Business. The name of the Partnership is Franklin Tax-Advantaged U.S. Government Securities Fund (a California limited partnership), or such other name as shall be selected from time to time by the Managing General Partners upon notice to the Limited Partners. The principal place of business of the Partnership shall be 777 Mariners Island Boulevard, San Mateo, California 94404, or such other place or places as the Managing General Partners may deem necessary or desirable to the conduct of the Partnership's activities, including places or the conduct of activities relating to its investments, the location and holding of its assets, the execution of its portfolio transactions and other operations.

          1.3 Term. The term of the Partnership commenced upon the filing of the Certificate of Limited Partnership with the Secretary of State on January 27, 1987 and shall continue until the 31st day of December, 2050, unless terminated earlier in accordance with the provisions of this Partnership Agreement.

          1.4 Agent for Service of Process. The agent for service of process on the Partnership in California is Murray L.
Simpson, Esq. or such other eligible California resident individual or corporation qualified to act as an agent for service of process as the Managing General Partners shall designate.

          1.5  Certificate of Limited Partnership.  The Managing
General Partners have caused a Certificate of Limited Partnership to be filed with the Secretary of State in accordance with the terms of the Partnership Act.

          1.6 Other Acts/Filings. The Partners shall from time to time execute or cause to be executed all such certificates, fictitious business name statements, and other documents, and do or cause to be done all such filings, recordings, publishings, and other acts as the Managing General Partners may deem necessary or appropriate to comply with the requirements of law for the formation and operation of the Partnership in all jurisdictions in which the Partnership shall desire to conduct its activities.

     2.   DEFINITIONS

          When used in this Partnership Agreement the following terms shall have the meanings set forth below:

          2.1 Affiliate. "Affiliate" shall mean:(i) any person directly or indirectly controlling, controlled by or under common control with another person; (ii) a person owning or controlling 10% or more of the outstanding securities of that other person;
(iii) any officer, director or partner of that other person; and
(iv) if that other person is an officer, director or partner, any company for which that person acts in any such capacity (person shall include any natural person, partnership, corporation, association or other legal entity).

          2.2 Capital Accounts. The accounts maintained for each Partner in accordance with Section 10.5 hereof.

          2.3  General Partner.  Each of the initial General
Partners designated in the Preamble and any other person or entity who shall hereafter become a General Partner.

          2.4  Holder of Record or Holder of a Share.

               (a)  a General Partner;

               (b)  a Limited Partner if he or it has not
redeemed or transferred all of his (its) Shares of the Partnership pursuant to Sections 8 or 11;

               (c)  a purchaser of a Share or Shares of the
Partnership who has made good payment to the Partnership and who has not redeemed all his Shares; or

               (d)  the successor in interest of a Partner under
Section 11.

          2.5 Limited Partner. The original Limited Partner and all other persons who shall hereafter be admitted to the Partnership as additional Limited Partners or Substituted Limited
Partners, except those persons who:

               (a) have redeemed all Shares of the Partnership owned by them and such redemption has been reflected in the Partnership List; or

               (b)  have been replaced by a Substituted Limited
Partner to the extent of their entire Limited Partnership
Interest. Reference to a "Limited Partner" shall mean any one of the Limited Partners.

          2.6 Majority Vote. The affirmative vote of the lesser of (i) 67% or more of the Shares represented at a meeting and entitled to vote if more than 50% of the then outstanding shares are present or represented by proxy, or (ii) more than 50% of the then outstanding Shares entitled to vote.

          2.7 Managing General Partner. Each General Partner who is an individual.

          2.8  Net Asset Value (per Share).  The value (in U.S.
Dollars) of a Share as determined in accordance with Section 7.2 hereof.

          2.9  Non-Managing General Partner.  Each General
Partner that is not an individual (i.e., any General Partner that is a corporation, association, partnership, joint venture or trust).

          2.10 Officers. Those persons designated by the Managing General Partners to perform administrative and operational functions on behalf of the Managing General Partners.

          2.11 Person. An individual, partnership, joint venture, association, corporation or trust.

          2.12 Partners. Collectively, the General Partners and the Limited Partners. "Partner" means any one of the Partners.

          2.13 Partnership. The limited partnership created and continued by this Partnership Agreement.

          2.14 Partnership Act.  The California Revised Limited
Partnership Act (Chapter 3 of Title 2 of the Corporations Code of
California) as such Act may be amended from time to time.

          2.15 Partnership Group. All other limited partnerships organized under the Partnership Act of which Franklin Resources, Inc. or any parent, subsidiary or affiliate of Franklin Resources, Inc. is a General Partner and which are registered under the 1940 Act as open-end management investment companies.

          2.16 Partnership List. A current list of all the Partners containing the information specified in Section
13.1(a)(i) hereof.

          2.17 Registration Statement.  The Registration
Statement on Form N-1A, registering the Shares of the Partnership under the Securities Act of 1933 and the 1940 Act, as such Registration Statement may be amended from time to time.

          2.18 Secretary of State.  The Secretary of State of the
State of California.

          2.19 Share (including fractional Shares). A partnership interest in the Partnership. Reference to "Shares" shall be to more than one Share.

          2.20 Substituted Limited Partner. A successor in interest of a Limited Partner who has complied with the conditions set forth in Section 11.

          2.21 Tax Code. The Internal Revenue Code of 1986 or corresponding provisions of subsequent revenue laws, and all regulations, rulings and other promulgations or judicial decisions thereunder.

          2.22 Transfer Agent. The person appointed by the Managing General Partners to be primarily responsible for maintaining the Partnership List and certain other records of the Partnership.

          2.23 1940 Act. The Investment Company Act of 1940, as amended, or as it may hereafter be amended, and the Rules and Regulations thereunder.

     3.   ACTIVITIES AND PURPOSE

          3.1 Operating Policy. The Partnership will be authorized and empowered to operate and will operate as an open-end, diversified management investment company registered pursuant to the 1940 Act.

          3.2 Investment Objectives. Subject to the limitations set forth in this Partnership Agreement, the investment objective of the Partnership shall be to invest and reinvest its assets in investment securities which shall consist primarily, but not necessarily exclusively, of debt securities.

          3.3 Investment and Operating Limitations. The following additional fundamental policies and investment restrictions have been adopted by the Partnership and cannot be changed except by Majority Vote. These investment restrictions provide that the Partnership may not:

               (a) With respect to at least 75% of its total assets, invest in the securities of any one issuer (other than the U.S. Government and its agencies and instrumentalities), if immediately after and as a result of such investment (i) more than 5% of the total assets of the Partnership would be invested in such issuer or (ii) more than 10% of the outstanding voting securities of such issuer would be owned by the Partnership.

               (b) Make loans to others, except through the purchase of debt securities in accordance with its investment objectives and policies or to the extent the entry into a repurchase agreement is deemed to be a loan.

               (c) (i) borrow money, except temporarily from a bank for extraordinary or emergency purposes and then not in excess of 5% of its total assets (at the lower of cost or fair market value). Any such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings.

                    (ii)  Mortgage, pledge or hypothecate any of
its assets except in connection with any such borrowings.

               (d)  Purchase securities on margin, sell
securities short, participate on a joint or joint and several basis in any securities trading account, or underwrite securities.(Does not preclude the Partnership from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.)

               (e) Buy or sell interests in oil, gas or mineral exploration or development programs, or real estate. (Does not preclude investments in marketable securities of companies engaged in such activities.)

               (f) Purchase or hold securities of any issuer, if, at the time of purchase or thereafter, any of the General Partners or Officers of the Partnership or its investment adviser(s) own beneficially more than of 1%, and such General Partners or Officers holding more than of 1% together own beneficially more than 5% of the issuer's securities.

               (g) Invest more than 5% of the value of its total assets in securities of any issuer which has not had a record, together with predecessors, of at least three years of continuous operation.

               (h) Purchase or sell commodities or commodity contracts or invest in puts, calls, straddles or spread options.
(Does not preclude authorized transactions in foreign currencies.)

               (i) Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

               (j)  Invest more than 10% of its assets in
securities with legal or contractual restrictions or which are not readily marketable (except for permissible transactions in repurchase agreements).

               (k)  Invest in any issuer for purposes of
exercising control or management.

          3.4 Other Authorized Activities. Subject to the limitations set forth in this Partnership Agreement, the Partnership shall have the power to purchase and sell securities, issue evidences of indebtedness in connection with Partnership business, to join or become a partner in limited or general partnerships and to do any and all other things and acts, and to exercise any and all of the powers that a natural person could do or exercise and which now or hereafter may be lawfully done or exercised by a limited partnership.

     4.   GENERAL PARTNERS

          4.1 Identity and Number. The names of the General Partners and their last known business or residence address shall be set forth in the Certificate of Limited Partnership, as it may be amended from time to time; this same information, together with the amounts of the contributions of each General Partner and their current Share ownership, shall be set forth in alphabetical order in the Partnership List. The General Partners shall be identified as such on the Partnership List and also shall be identified separately as Managing General Partners or Non-Managing General Partners. The Managing General Partners may from time to time recommend to the Partners that additional persons be admitted as General Partners; provided, however, that if at any time following the effective date of the Partnership's Registration Statement the number of Managing General Partners is reduced to less than three, the remaining Managing General Partners shall, within 120 days, call a meeting of Partners for the purpose of electing an additional Managing General Partner or Managing General Partners so as to restore the number of Managing General Partners to at least three.

          4.2 Managing and Non-Managing General Partners. Only individuals may act as Managing General Partners, and all General Partners who are individuals shall act as Managing General Partners. Any General Partner that is a corporation, association, partnership, joint venture or trust shall act as a Non-Managing General Partner. Except as provided in Section 4.4 hereof, a Non-Managing General Partner as such shall take no part in the management, conduct or operation of the Partnership's activities and shall have no authority to act on behalf of the Partnership or to bind the Partnership. All General Partners, including Managing and Non-Managing General Partners, shall be subject to election and removal by the Partners as hereinafter provided.

          4.3  General Partners' Contributions.

               (a) Each General Partner, as such, shall make a contribution of cash to the Partnership sufficient to purchase at least one Share and shall continue to own unencumbered at least one such Share at all times while serving as a General Partner. The amount contributed by each General Partner shall be the amount actually invested in Shares of the Partnership at their Net Asset Value, which amount shall not include any sales charges. The amount of such contributions and the number of Shares owned by each General Partner shall be set forth in the Partnership List.

               (b) The Non-Managing General Partner shall, in its capacity as such Non-Managing General Partner, be obligated to contribute to the Partnership through the purchase of Shares from time to time amounts sufficient to enable the General Partners in the aggregate, to maintain in their capacities as General Partners an interest in each material item of Partnership income, gain, loss, deduction or credit equal to at least 1% of each such item at all times during the existence of the Partnership. If upon termination of the Partnership, the General Partners have a negative balance in their Capital Accounts, they shall in their capacity as General Partners be obligated to make additional capital contributions in cash equal to the lesser of
(i) the negative balance in their Capital Accounts or (ii) the amount, if any, by which 1.01% of the total capital contributions of the Limited Partners exceeds the total capital contributions of the General Partners prior to such termination. For as long as the Non-Managing General Partner retains its status as such, it shall not redeem or assign Shares held by it in its capacity as the Non-Managing General Partner or otherwise accept distributions in cash or property if such action would result in the failure of the General Partners to maintain such an interest. In the event that the Non-Managing General Partner is removed or stands for re-election and is not re-elected by the Partners pursuant to Section 9 hereof, the Non-Managing General Partner may, upon not less than thirty (30) days' written notice, redeem its Shares in the same manner as is provided in Section 8 hereof. In the event that the Non-Managing General Partner voluntarily withdraws or declines to stand for re-election, the Non-Managing General Partner may, upon not less than thirty (30) days' written notice following the occurrence of an event described in (i),
(ii) or (v) in Section 4.8(a), redeem its Shares in the same manner as provided in Section 8. In the event that the Non-Managing General Partner is removed, stands for re-election and is not re-elected, voluntarily withdraws or declines to stand for re-election, the Managing General Partners shall cause the Certificate of Limited Partnership to be amended as provided in
Section 14.4 hereof to reflect such withdrawal.

          4.4 Management and Control. Subject to the terms of the Partnership Agreement and the 1940 Act, the Partnership will be managed by the Managing General Partners, who will have complete and exclusive control over the management, conduct and operation of the Partnership's activities, and, except as otherwise specifically provided in this Partnership Agreement, the Managing General Partners shall have the rights, powers and authority, on behalf of the Partnership and in its name, to exercise all of the rights, powers and authority of partners of a partnership without limited partners. The Managing General Partners may contract on behalf of the Partnership in conformity with the 1940 Act with one or more banks, trust companies or investment advisers for the performance of such functions as the Managing General Partners may determine, but subject always to their continuing supervision, including, without limitation, the investment and reinvestment of all or part of the Partnership's assets and execution of portfolio transactions, the distribution of Shares, and any or all administrative functions. The Managing General Partners may appoint officers or agents to perform such duties on behalf of the Partnership and the Managing General Partners as the Managing General Partners deem desirable. Such officers or agents need not be General or Limited Partners. The Managing General Partners may also employ persons to perform various duties on behalf of the Partnership as employees of the Partnership. The Managing General Partners shall devote themselves to the affairs of the Partnership to the extent they may determine necessary for the efficient conduct thereof, which need not, however, occupy their full time. The General Partners may also engage in other activities or businesses, whether or not similar in nature to the activities of the Partnership, subject to the limitations of the 1940 Act.

          In the event that no Managing General Partner shall remain for the purpose of managing and conducting the operations of the Partnership, the Non-Managing General Partner shall promptly call a meeting of the Limited Partners to be held within sixty (60) days of the date the last Managing General Partner ceases to act in such capacity to elect new Managing General Partners up to a maximum number of Managing General Partners theretofore admitted to the Partnership (but no fewer than three). For the period of time during which no Managing General Partner shall remain, the Non-Managing General Partner, subject to the terms and provisions of this Partnership Agreement, shall be permitted to engage in the management, conduct and operation of the activities of the Partnership.

          4.5 Action by the Managing General Partners. Unless otherwise required by the 1940 Act with respect to any particular action, the Managing General Partners shall act only by the vote of a majority of the Managing General Partners at a meeting duly called at which a quorum of the Managing General Partners is present or by unanimous written or telephonic consent of the Managing General Partners without a meeting. At any meeting of the General Partners, a majority of the Managing General Partners shall constitute a quorum. If there shall be more than one Managing General Partner, no single Managing General Partner shall have authority to act on behalf of the Partnership or to bind the Partnership. The Managing General Partners shall appoint one of their number to be Chairman. Meetings of the Managing General Partners may be called orally or in writing by the Chairman or by any two Managing General Partners. Notice of the time, date and place of all meetings of the Managing General Partners shall be given by an Officer or by the party calling the meeting to each Managing General Partner by telephone or telegram sent to his home or business address at least twenty-four hours in advance of the meeting or by written notice mailed to his home or business address at least seventy-two hours in advance of the meeting. Notice need not be given to any Managing General Partner who attends the meeting without objecting to the lack of notice or who executes a written waiver of notice with respect to the meeting. The Chairman, if present, shall preside at all meeting of Partners.

          4.6  Limitations of the Authority of the Managing
General Partners. The Managing General Partners shall have no authority without the vote or written consent or ratification of the Limited Partners to:

               (a)  do any act in contravention of this
Partnership Agreement, as it may be amended from time to time;

               (b) do any act which would make it impossible to carry on the ordinary operations of the Partnership;

               (c)  confess a judgment against the Partnership;

               (d) possess Partnership property, or assign their rights in specific property, for other than a partnership purpose;

               (e) admit a person as a General Partner except in accordance with Section 9 hereof; or

               (f) admit a person as a Limited Partner, except in accordance with Section 5 hereof.

          4.7 Right of General Partners to Become Limited Partners. A General Partner may also own Shares as a Limited Partner without obtaining the consent of the Limited Partners and thereby become entitled to all the rights of a Limited Partner to the extent of the Limited Partnership interest so acquired. Such event shall not, however, be deemed to reduce or otherwise affect any of the General Partners' liability hereunder as a General Partner. If a General Partner shall also become a Limited Partner, the contributions and Share ownership of such General Partner shall be separately designated in the Partnership List to reflect his interest in each capacity.

          4.8  Termination of a General Partner.

               (a)  The interest of a General Partner shall
terminate and such party shall have no further right or power to act as a General Partner (except to execute any amendment to this Partnership Agreement to evidence his termination):

                    (i)   upon death of the General Partner;

                    (ii)  upon an adjudication of incompetency of
the General Partner;

                    (iii) if such Partner is removed or stands for re-election and is not re-elected by the Partners, as provided in Section 9 below;

                    (iv)  in the case of the Non-Managing General
Partner, upon the filing of a certificate of dissolution, or its equivalent, or voluntary or involuntary petition in bankruptcy for such Non-Managing General Partner; or

                    (v)   if such Partner voluntarily retires
upon not less than ninety (90) days' written notice to the other
General Partners.

               (b)  Notwithstanding the foregoing, the Non-
Managing General Partner shall not voluntarily withdraw or otherwise voluntarily terminate its status as the Non-Managing General Partner until the earliest of (i) 180 days from the date that the Non-Managing General Partner gives the other General Partners its written notice of its intention to withdraw as a Non-Managing General Partner, (ii) the date that a successor Non-Managing General Partner, who has agreed to assume the obligations of Section 4.3(b) hereof, is elected by the Partners pursuant to Section 9 hereof, or (iii) the date that another General Partner assumes the obligations imposed upon the Non-Managing General Partner pursuant to Section 4.3(b) hereof. The failure of the Non-Managing General Partner to seek re-election at any meeting of the Partners called for such purpose shall be deemed to constitute a voluntary withdrawal as of the date of notice of such meeting and shall constitute written notice as at the date of such meeting of its intention to withdraw as a Non-Managing General Partner, unless it has delivered written notice at an earlier date.

               (c) In the event a General Partner ceases to be a General Partner, the remaining General Partners shall have the right to continue the operations of the Partnership.

               (d)  Termination of a person's status as a General
Partner shall not affect his status, if any, as a Limited
Partner. A General Partner may retain Shares owned in his capacity as a Limited Partner provided such General Partner has been or is admitted to Partnership as a Limited Partner in accordance with Section 5.2.

               (e) A person who ceases to be a General Partner shall nevertheless be deemed to be acting as a General Partner with respect to a third party doing business with the Partnership until an amended Certificate of Limited Partnership is filed with the Secretary of State.

          4.9 Additional or Successor General Partners. A person may be added or substituted as a General Partner only upon his admission by the Partners at a meeting of Partners or by written consent without a meeting as provided in Section 9 hereof. Each General Partner, by becoming a General Partner, consents to the admission as an added or substituted General Partner of any person elected by the Partners in accordance with this Partnership Agreement. Any person who is elected to be admitted as a General Partner at a meeting of the Partners or by written consent in accordance with Section 9 hereof and who shall not be serving as a General Partner at the time of such election, shall be admitted to the Partnership as a General Partner effective as of the date of such election. Any General Partner who is not re-elected at any such meeting in the manner specified in Section 9 shall be deemed to have withdrawn as of the date of such meeting.

          4.10 Liability to Limited Partners. The General Partners shall not be personally liable for the repayment of any amounts standing in the account of a Limited Partner or holder of Shares including, but not limited to, contributions with respect to such Shares, except by reason of their wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. Any payment, other than in the event of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by a General Partner, which results in a personal liability to Limited Partners or holders of Shares, shall be solely from the Partnership's assets.

          So long as the General Partners have acted in good faith and in a manner reasonably believed to be in the best interests of the Limited Partners, the General Partners shall not have any personal liability to any holder of Shares or to any Limited Partner by reason of (1) any failure to withhold income tax under Federal or state tax laws with respect to income allocated to Limited Partners or (2) any change in the Federal or state tax laws or in interpretation thereof as they apply to the Partnership, the holders of the Shares or the Limited Partners, whether such change occurs through legislative, judicial or administrative action.

          4.11 Assignment and Substitution. Each Share held by a General Partner in his capacity as a General Partner shall be designated as such, and each such Share shall be nonassignable, except to another person who already is a General Partner, and then only with the consent of the Managing General Partners, and shall be redeemable by the Partnership only in the event that (i) the holder thereof has ceased to be a General Partner of the Partnership or (ii) in the opinion of counsel for the Partnership redemption of Shares held by a General Partner would not jeopardize the status of the Partnership as a partnership for Federal income tax purposes.

          4.12 No Agency. Except as provided in Section 15.9 below, nothing in this Partnership Agreement shall be construed as establishing any General Partner as an agent of any Limited
Partner.

          4.13 Reimbursement and Compensation. Managing General Partners may receive reasonable compensation for their services as Managing General Partners and will be reimbursed for all reasonable out-of-pocket expenses incurred in performing their duties hereunder.

          4.14 Indemnification.

               (a) Subject to the exceptions and limitations contained in Subsection (b) below:

                    (i)   Every person who is, or has been, a
General Partner, an officer and/or Director of a corporate General Partner or Officer of the Partnership (hereinafter referred to as "Covered Person") shall be indemnified by the Partnership to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a General Partner, an officer and/or Director of a Corporate General Partner or officer of the Partnership and against amounts paid or incurred by him in the settlement thereof;

                    (ii) the words "claim", "action", "suit", or "proceeding" shall include, without limitation, any administrative inquiry, audit, investigation or other form of regulatory actions and shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

               (b)  No indemnification shall be provided
hereunder to a Covered Person who shall have been finally adjudicated by a court or other body before which the proceeding was brought (i) to be liable to the Partnership or its Partners by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (ii) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Partnership.

               (c)  In the event of a settlement, or other
disposition not involving a final adjudication as provided insubsection (b), indemnification shall be provided unless there has been a determination that such Covered Person did engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office,

                    (i)   by the court or other body approving
the settlement or other disposition;

                    (ii) by vote of at least a majority of those Managing General Partners who are neither interested persons (as defined in the 1940 Act) of the Partnership nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

                    (iii) by written opinion of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Partner may, by appropriate legal proceedings, challenge any such determination by the Managing General Partners, or by independent counsel.

               (d) The rights of indemnification herein provided may be insured against by policies maintained by the Partnership, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such General Partner, officer and/or Director of a Corporate General Partner or officer of the Partnership and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Partnership personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

               (e) Expenses incurred in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in subsection (a) of this Section 4.14 shall be paid by the Partnership from time to time in advance prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Partnership if it is ultimately determined that he is not entitled to indemnification under this Section 4.14; provided, however, that either (i) such Covered Persons shall have provided appropriate security for such undertaking, (ii) the Partnership is insured against losses arising out of any such advance payments, or (iii) either a majority of the Managing General Partners who are neither interested persons (as defined in the 1940 Act) of the Partnership nor are parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that such Covered Person will be found entitled to indemnification under this
Section 4.14.



     5.   LIMITED PARTNERS

          5.1 Identity of Limited Partners. The names of the Limited Partners and their last known business or residence addresses, together with the amounts of their contributions and their current Share ownership, shall be set forth in alphabetical order in the Partnership List.

          5.2 Admission of Limited Partners. The Managing General Partners may admit a purchaser of Shares as a Limited Partner, upon (i) the execution by such purchaser of such subscription documents and other instruments as the Managing General Partners may deem necessary or desirable to effectuate such admission, which documents, if any shall be required, shall be described in the Partnership's Registration Statement, (ii) the purchaser's acceptance of all the terms and provisions of this Partnership Agreement, including the power of attorney set forth in Section 15.9 hereof, as the same may have been amended in such manner as shall be specified by the Managing General Partners, and (iii) the addition of such purchaser to the Partnership List. The admission of a purchaser as a Limited Partner shall be effective upon his addition to the Partnership List provided good payment has been received by the Partnership for the purchased Shares. The Managing General Partners shall cause the Partnership List to be amended daily on each day that its Transfer Agent is open for business to reflect the admission of new Limited Partners. In no event shall the consent or approval of any of the Limited Partners be required to effectuate such admission. Each purchaser of a Share of the Partnership who becomes a Limited Partner shall be bound by all the terms and conditions of this Partnership Agreement including, without limitation, the allocation of income, gains, losses, deductions and credits as provided in Section 10.3. Notwithstanding anything in this Partnership Agreement to the contrary, the Managing General Partners reserve the right to refuse to admit any Person as a Limited Partner who has not completed, signed and furnished to the Partnership or its designated agent an account application, a Certificate of Foreign Status on Form W-8 or such other required documents as may be described in the Registration Statement, and any other Person if, in their judgment, it would not be in the Partnership's best interests to admit such Person.

          5.3 Contributions of the Limited Partners. The amount contributed by each Limited Partner to the Partnership shall be the amount actually invested in Shares of the Partnership at their Net Asset Value, which amount shall not include any sales charges and which amount may be less than the offering price paid by such Limited Partner for his Shares to the extent the offering price includes any sales charges. All contributions shall be made in U.S. dollars, which shall be invested in Shares of the Partnership at Net Asset Value. The amount of such contributions and the number of Shares owned by each Partner shall be set forth in the Partnership List.

          5.4 Additional Contributions of Limited Partners. No Limited Partner shall be required to make any additional contributions to (or investments in) or lend additional funds to the Partnership, and no Limited Partner shall be liable for any additional assessment therefor. A Limited Partner may make an additional contribution (or investment), however, at his option through the purchase of additional Shares subject to the same terms and conditions as his initial contribution.

          5.5 Use of Contributions. The aggregate of all capital contributions shall be, and hereby are agreed to be, available to the Partnership to carry out the objects and purposes of the Partnership.

          5.6 Redemption by Limited Partners. A Limited Partner may redeem his Shares at any time in accordance with Section 8. The Managing General Partners shall cause the Partnership List to be amended daily on each day that its Transfer Agent is open for business to reflect the redemption of Shares by any Limited Partner and the withdrawal or return through such redemption, in whole or in part, of the contribution of any Limited Partner. Except as provided in Sections 8.1, 10.04 and 12.2 hereof, a Limited Partner shall have no right to the return or withdrawal of his contribution.

          5.7  Minimum Contribution and Mandatory Redemption.
The Managing General Partners shall determine the minimum amounts required for the initial or additional contributions of a Limited Partner, which amounts may, from time to time, be changed by the Managing General Partners. Additionally, the Managing General Partners may, from time to time, establish a minimum total investment for Limited Partners, and there is reserved to the Partnership the right to redeem automatically the interest of any Limited Partner the value of whose investment, due to redemptions, is less than such minimum upon the giving of at least 30 days' notice to such Limited Partner, provided that such minimum total investment is not greater than the investment of any Limited Partner at the time the new minimum total investment becomes effective. The amounts which the Managing General Partners shall fix from time to time for initial or additional contributions and the amount of the minimum total investment shall be stated in the Partnership's current Registration Statement.

          5.8  Limited Liability.

               (a) No Limited Partner shall be liable for any debts or obligations of the Partnership and each Limited Partner shall be indemnified by the Partnership against any such liability; provided, however, that contributions of a Limited Partner and his share of any undistributed assets of the Partnership shall be subject to the risks of the operations of the Partnership and subject to the claims of the Partnership's creditors, and provided further, that after any Limited Partner has redeemed his Shares or otherwise received the return of any part of his contribution or any distribution of assets of the Partnership, he will be liable to the Partnership for:

                    (i)   any money or other property wrongfully
distributed to him; and

                    (ii) any sum, not in excess of the amount of such distribution, necessary to discharge any liabilities of the Partnership to creditors who extended credit or whose claims arose before such returns or distributions were made, but only to the extent that the assets of the Partnership are not sufficient to discharge such liabilities.

               The obligation of a Limited Partner to return all or any part of a distribution made to him shall be the sole obligation of such Limited Partner and not of the General
Partners.

               (b) If an action is brought against a Limited Partner to satisfy an obligation of the Partnership, the Partnership, upon notice from the Limited Partner about the action, will either pay the claim itself or, if the Partnership believes the claim to be without merit, will undertake the defense of the claim itself.

               (c)  The General Partners shall not have any
personal liability to any Holder of Shares or to any Limited Partner for the repayment of any amounts standing in the account of a Limited Partner including, but not limited to, contributions with respect to such Shares. Any such payment shall be solely from the assets of the Partnership. The General Partners shall not be liable to any Holder of Shares or to any Limited Partner by reason of any change in the Federal income tax laws or any State or local income or franchise tax laws as they apply to the Partnership or the Limited Partners, whether such change occurs through legislative, judicial or administrative action, so long as the General Partners have acted in good faith and in a manner reasonably believed to be in the best interests of the Limited Partners.

          5.9 No Power to Control Operations. A Limited Partner shall have no right to and shall take no part in control of the Partnership's operations or activities but may exercise the rights and powers of a Limited Partner under this Partnership Agreement, including without limitation, the voting rights and the giving of consents and approvals provided for in Section 9 hereof. The exercise of such rights and powers are deemed to be matters affecting the basic structure of the Partnership and not the control of its operations or activities.

          5.10 Tax Responsibility.  Each Limited Partner shall
(a) provide the Managing General Partners with any tax information which may be required under applicable law, (b) pay any penalties imposed on such Limited Partner for any non-compliance with applicable tax laws, and (c) be subject to withholding of income tax by the Partnership to the extent required by law.

     6.   SHARES OF PARTNERSHIP INTEREST

          All interests in the Partnership, including contributions by the General Partners, pursuant to Section 4.3 and by the Limited Partners, pursuant to Section 5.3, shall be expressed in units of participation herein referred to as "Shares" (which term includes fractional Shares). Each Share shall represent an equal proportionate interest in the income and assets of the Partnership with each other Share outstanding.

     7.   PURCHASE AND EXCHANGE OF SHARES

          7.1 Purchase of Shares. The Partnership may offer Shares on a continuing basis to investors. Except for the initial purchase of Shares by the initial Limited Partner and the General Partners, all Shares issued shall be issued and sold at the Net Asset Value (plus such sales charge or other charge as may be applicable to the purchase of the Shares) next computed after receipt of a purchase order in accordance with the Partnership's Registration Statement in effect at the time the order is received. Only investors who agree to be admitted, and who are eligible for admission, as Limited Partners pursuant to Section
5.2 shall be eligible to purchase Shares (unless such investor has already been admitted as a Partner). Orders for the purchase of Shares shall be accepted on any day that the Partnership's Transfer Agent is open for business (which shall normally be limited to those days when the New York Stock Exchange is open for business). The form in which purchase orders may be presented shall be as set forth in the Partnership's Registration Statement in effect at the time the order is received. The Managing General Partners on behalf of the Partnership reserve the right to reject any specific order and to suspend the Partnership's offering of new Shares at any time. Payment for all Shares must be made in U.S. dollars.

          7.2 Net Asset Value. The Net Asset Value per Share of the Partnership shall be determined as of the close of the New York Stock Exchange on each day the Exchange is open for trading or as of such other time or times as the Managing General Partners may determine in accordance with the provisions of the 1940 Act. The Net Asset Value per Share shall be expressed in U.S. dollars and shall be computed by dividing the value of all the assets of the Partnership, less its liabilities, by the number of Shares outstanding (including Shares held by General Partners). Portfolio securities will be valued at their fair value using methods determined in good faith by the Managing General Partners in accordance with the 1940 Act. The Partnership may suspend the determination of the Net Asset Value during any period when the New York Stock Exchange is closed, other than customary weekend and holiday closings, during periods when trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission") or during any emergency as determined by the Commission which makes it impracticable for the Partnership to dispose of its securities or value its assets, or during any other period permitted by order of the Commission for the protection of investors.

          7.3 Exchange of Shares. Shares of the Partnership may be exchanged for (i.e., redeemed and reinvested in) shares of other investment companies as provided in the Partnership's Registration Statement in effect at the time of the exchange.

     8.   REDEMPTION OR REPURCHASE OF SHARES

          8.1  Redemption of Shares.

               (a) The Partnership will redeem from any Partner all or any portion of the Shares owned by him provided that the Partner delivers to the Partnership or its designated agent notice of such redemption, stating the number of Shares to be redeemed, together with a properly endorsed Share certificate(s) where certificate(s) have been issued, in good order for transfer and in proper form as determined by the Managing General Partners and the Partnership's Transfer Agent. The Partner shall be entitled to payment in U.S. Dollars of the Net Asset Value of his Shares (as set forth in Section 7.2 hereof). Any such redemption shall be in accordance with Section 4 with respect to General Partners or Section 5 with respect to Limited Partners. Any distribution upon redemption pursuant to this Section 8.1 shall, in accordance with Section 10.4 below, constitute a return in full of the redeeming Partner's contribution attributable to the Shares which are redeemed regardless of the amount distributed with respect to such Shares. No consent of any of the Partners shall be required for the withdrawal or return of a Limited Partner's contribution. The Managing General Partners shall have sole discretion to determine the amount of cash to be distributed to a withdrawing Partner. All redemptions shall be recorded on the Partnership List, which shall be amended daily on each day that the Partnership's Transfer Agent is open for business.

               (b) The Managing General Partners may suspend redemptions and defer payment of the redemption price at any time, subject to the Rules and Regulations of the Securities and Exchange Commission. The Partnership may suspend or withhold redemptions or repurchases of shares (including exchanges pursuant to Section 7.3) or redeem shares for the purpose of satisfying any tax withholding obligations under Federal or state tax laws.

          8.2 Payment for Redeemed Shares. Payments for Shares redeemed or repurchased by the Partnership will be made in U.S. Dollars within seven days after receipt by the Partnership's Transfer Agent of a written redemption request in proper form as specified in Section 8.1 above. If a redemption request is received with respect to Shares for which the Partnership has not yet received good payment, the Partnership may delay the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such Shares.

     9.   MATTERS AFFECTING THE PARTNERSHIP'S BASIC STRUCTURE

          9.1  Rights of Limited Partners.

               (a)  As provided in the Partnership Act, the
Limited Partners shall have the right to vote together with the General Partners in accordance with the provisions of this
Section 9 only upon the following matters affecting the basic structure of the Partnership, which include the voting, approval, consent or similar rights required under the 1940 Act for voting security holders:

                    (i)   the right to remove General Partner(s);

                    (ii)  the right to elect new General
Partner(s), except in the circumstance where the last remaining or surviving General Partner has been removed;

                    (iii) the right to approve or terminate
investment advisory, underwriting and distribution contracts and plans;

                    (iv)  the right to ratify or reject the
appointment and to terminate the employment of the independent public accountants of the Partnership;

                    (v)   the right to approve or disapprove the
sale of all or substantially all of the assets of the Partnership;

                    (vi)  the right to approve the incurrence of
indebtedness by the Partnership other than in the ordinary course of its operations;

                    (vii) the right to approve transactions in which the General Partners have an actual or potential conflict of interest with the Limited Partners or the Partnership;

                    (viii) the right to terminate the
Partnership, as provided in Section 12 hereof;

                    (ix)  the right to elect to continue the
operations of the Partnership, except in circumstances where the last remaining or surviving General Partner has been removed; and

                    (x)   the right to amend this Partnership
Agreement, including, without limitation, the right to approve or disapprove proposed changes in the investment and operating limitations set forth in Section 3.3 and the right to approve or disapprove proposed changes in the nature of the Partnership's activities as such activities are described herein; provided, however, that no such amendment shall conflict with the 1940 Act so long as the Partnership intends to remain registered thereunder, nor affect the liability of the General Partners without their consent nor the limited liability of the Limited Partners as provided under Section 5.8 above.

               Notwithstanding the foregoing, the right of Limited Partners to vote on matters affecting the basic structure of the Partnership as designated herein shall not be construed as a requirement that all such matters be submitted to the Limited Partners for their approval or be so approved to the extent such approval is not required by the Partnership Act, the 1940 Act or this Partnership Agreement.

               (b)  Notwithstanding the foregoing, no vote,
approval or other consent shall be required of the Limited Partners with respect to any matter not affecting the basic structure of the Partnership, including, without limitation, the following:(i) any change in the amount or character of the contribution of any Limited Partner; (ii) any change in the procedures for the purchase or redemption of Shares, (iii) the substitution or deletion of a Limited Partner; (iv) the admission of any additional Limited Partner; (v) the retirement, resignation, death or incompetency of a Managing General Partner;
(vi) any addition to the duties or obligations of the General Partners, or any reduction in the rights or powers granted to the General Partners herein, for the benefit of the Limited Partners;
(vii) the correction of any false or erroneous statement, or change in any statement in order to make such statement accurately represent the agreement among the General and Limited Partners, in this Partnership Agreement; (viii) the addition of any omitted provision or amendment of any provision to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof; or (ix) such amendments as may be necessary to conform this Partnership Agreement to the requirements of the Partnership Act, the 1940 Act, the Tax Code or any other law or regulation applicable to the Partnership.

               (c) The Limited Partners shall have no right or power to cause the termination and dissolution of the Partnership except as set forth in this Partnership Agreement. No Limited Partner shall have the right to bring an action for partition against the Partnership.

          9.2 Action of the Partners. Actions which require the vote of the Limited Partners under Section 9.1 of this Partnership Agreement shall be taken at a meeting of both the General and Limited Partners, or by consent without a meeting as provided in Section 9.10. All Partners' meetings shall be held at such place as the Managing General Partners shall designate. The Partners may vote at any such meeting in person or by proxy.

          9.3 Meetings. Meetings of the Partnership for the purpose of taking any action which the Limited Partners are permitted to take under this Partnership Agreement may be called by a majority vote of the Managing General Partners or by Limited Partners representing 10% or more of the outstanding Shares. Written notice of such meeting shall be given in accordance with
Section 9.4.

          9.4  Notices.

               (a) Whenever Partners are required or permitted to take any action at a meeting, a written notice of the meeting shall be given not less than ten (10), nor more than sixty (60), days before the date of the meeting to each Partner entitled to vote at the meeting. The notice shall state the place, date, and hour of the meeting and the general nature of the business to be transacted, and no other business may be transacted.

               (b) Notice of a Partners' meeting or any report shall be given either personally or by mail or other means of written communication, addressed to the Partner at the address of the Partner appearing on the books of the Partnership or given by the Partner to the Partnership for the purpose of notice, or, if no address appears or is given, at the place where the principal executive office of the Partnership is located or by publication at least once in a newspaper of general circulation in the county in which the principal executive office is located. The notice or report shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by other means of written communication. An affidavit of mailing of any notice or report in accordance with the provisions of this subsection, executed by a General Partner, shall be prima facie evidence of the giving of the notice or report.

               If any notice or report addressed to the Partner at the address of the Partner appearing on the books of the Partnership is returned to the Partnership marked to indicate that the notice or report to the Partner could not be delivered at such address, all future notices or reports shall be deemed to have been duly given without further mailing if they are available for the Partner at the principal executive office of the Partnership for a period of one year from the date of the giving of the notice or report to all other Partners.

               (c) Upon written request to the General Partners by any person entitled to call a meeting of Partners, the General Partners immediately shall cause notice to be given to the Partners entitled to vote that a meeting will be held at a time requested by the person calling the meeting, not less than ten
(10), nor more than sixty (60), days after the receipt of the request. If the notice is not given within twenty (20) days after receipt of the request, the person entitled to call the meeting may give the notice.

          9.5 Validity of Vote for Certain Matters. Any Partner approval at a meeting, other than unanimous approval by those entitled to vote, with respect to the matters set forth in
Section 9.1(a) shall be valid only if the general nature of the proposal so approved was stated in the notice of meeting or in any written waiver of notice.

          9.6 Adjournment. When a Partners' meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Partnership may transact any business which might have been transacted at the original meeting. If the adjournment is for more than forty-five (45) days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each Partner of record entitled to vote at the meeting in accordance with
Section 9.4.

          9.7 Waiver of Notice and Consent to Meeting. The transactions of any meeting of Partners, however called and noticed, and wherever held, are as valid as though had at a meeting duly held after regular call and notice, if a quorum is present either in person or by proxy, and if, either before or after the meeting, each of the persons entitled to vote, not present in person or by proxy, signs a written waiver of notice or a consent to the holding of the meeting or an approval of the minutes thereof. All waivers, consents, and approvals shall be filed with the Partnership records or made a part of the minutes of the meeting. Attendance of a person at a meeting shall constitute a waiver of notice of the meeting, except when the person objects, at the beginning because the meeting is not lawfully called or convened and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters required to be included in the notice of the meeting but not so included, if the objection is expressly made at the meeting. Neither the business to be transacted at nor the purpose of any meeting of Partners need be specified in any written waiver of notice, except as provided in Section 9.6.

          9.8 Quorum. The presence in person or by proxy of more than forty percent (40%) of the outstanding Shares on the record date for any meeting constitutes a quorum at such meeting. The Partners present at a duly called or held meeting at which a quorum is present may continue to transact business until adjournment notwithstanding the withdrawal of enough Partners to leave less than a quorum, if any action taken (other than adjournment) is approved by Partners holding a majority of the Shares then represented at such meeting (except as otherwise may be required by the 1940 Act or the Partnership Act). In the absence of a quorum, any meeting of Partners may be adjourned from time to time by the vote of a majority in interest of the Limited Partners represented either in person or by proxy, but no other business may be transacted except as provided in this
Section 9.8. The Managing General Partners may adjourn such meeting to such time or times as determined by the Managing General Partners.

          9.9 Required Vote. Any action which requires the vote of the Limited Partners may be taken by the General Partners with
(i) the Majority Vote of the then outstanding Shares or (ii) if at a meeting, with a majority vote of those Shares present if the quorum requirements of Section 9.8 hereof have been satisfied (except as otherwise may be required by the 1940 Act or the Partnership Act); provided, however, that the admission of a General Partner shall require the affirmative vote of at least a majority of the then outstanding Shares, and provided further, that the admission of a General Partner or an election to continue the operations of the Partnership after a General Partner ceases to be a General Partner (other than by removal) when there is no remaining or surviving General Partner shall require the affirmative vote of all the Limited Partners.

          9.10 Action by Consent Without a Meeting. Any action which may be taken at any meeting of the Partners may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by Partners having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting. In the event the Limited Partners are requested to consent on a matter without a meeting, each Partner shall be given notice of the matter to be approved in the same manner as described in Section 9.4. In the event any General Partner, or Limited Partners representing 10% or more of the outstanding Shares request a meeting for the purpose of discussing or voting on the matter, notice of such meeting shall be given in accordance with Section 9.4 and no action shall be taken until such meeting is held. Unless delayed in accordance with the provisions of the preceding sentence, any action taken without a meeting will be effective ten (10) days after the required minimum number of voters have signed the consent; however, the action will be effective immediately if the General Partners and Limited Partners representing at least 90% of the Shares of the Partners have signed the consent.

          9.11 Record Date.

               (a) In order that the Partnership may determine the Partners of record entitled to notices of any meeting or to vote, or entitled to receive any distribution or to exercise any rights in respect of any other lawful action, the Managing General Partners, or Limited Partners representing more than 10% of the Shares then outstanding, may fix, in advance, a record date which is not more than sixty (60) or less than ten (10) days prior to the date of the meeting and not more than sixty
(60) days prior to any other action. If no record date is fixed, the record date shall be determined as provided in the Partnership Act.

               (b)  The determination of Partners of record
entitled to notice of or to vote at a meeting of Partners shall apply to any adjournment of the meeting unless the Managing General Partners, or the Limited Partners who called the meeting, fix a new record date for the adjourned meeting, but the Managing General Partners, or the Limited Partners who called the meeting, shall fix a new record date if the meeting is adjourned for more than forty-five (45) days from the date set for the original meeting.

               (c) Any Holder of a Share prior to the record date for a meeting shall be entitled to vote at such meeting, provided such person becomes a Partner prior to the date of the meeting.

          9.12 Proxies. A Partner may vote at any meeting of the Partnership by a proxy executed in writing by the Partner. All such proxies shall be filed with the Partnership before or at the time of the meeting. The law of California pertaining to corporate proxies will be deemed to govern all Partnership proxies as if they were proxies with respect to shares of a California corporation. A proxy may be revoked by the person executing the proxy in a writing delivered to the Managing General Partners at any time prior to its exercise. Notwithstanding that a valid proxy is outstanding, powers of the proxy holder will be suspended if the person executing the proxy is present at the meeting and elects to vote in person.

          9.13 Number of Votes. All Shares have equal voting rights. Each Partner shall have the right to vote the number of Shares standing of record in such Partner's name as of the record date set forth in the notice of meeting.

     10.  DISTRIBUTIONS AND ALLOCATION OF PROFITS AND LOSSES

          10.1 Fees of General Partners. As compensation for services rendered to the Partnership, each Managing General Partner may be paid a fee during each year, which fee shall be fixed by the Managing General Partners. All the General Partners shall be entitled to reimbursement of reasonable expenses incurred by them in connection with their performance of their duties as General Partners. Neither payment of compensation or reimbursement of expenses to a General Partner hereunder nor payment of fees to any Affiliate of a General Partner for the performance of services to the Partnership shall be deemed a distribution for purposes of Section 10.2, nor shall any such payment affect such person's right to receive any distribution to which he would otherwise be entitled as a Holder of Shares.

          10.2 Distributions of Income and Gains. Subject to the provisions of the Partnership Act and the terms of Section 10.4 hereof, the Managing General Partners in their sole discretion shall determine the amounts, if any, to be distributed to Holders of Shares, the record date for purposes of such distributions and the time or times when such distributions shall be made. Distributions of income may be in cash (U.S. Dollars) or in additional full and fractional Shares of the Partnership, at the option of the Holder of Shares, valued at the Net Asset Value on the record date, which amount may be less than the offering price to the extent it includes any sales charges. With respect to capital gains, the Managing General Partners may determine at least annually what portion, if any, of the Partnership's capital gains will be distributed and any such distribution may be in cash or in additional full and fractional Shares of the Partnership at the Net Asset Value on the record date. Notwithstanding the foregoing, the Managing General Partners shall not be required to make any distribution of income or capital gains for any taxable year. The Managing General Partners may require that such distributions be reinvested in additional shares of the Partnership, determine that no withdrawal should be made from an account, or institute withholding of taxes pursuant to Federal or state tax laws on distributions to the extent required by law.

          10.3 Allocation of Income, Gains, Losses, Deductions and Credits. The net income, gains, losses, deductions and credits of the Partnership shall be allocated equally among the outstanding Shares of the Partnership on a regular basis to be determined by the Managing General Partners. The net income earned by the Partnership shall consist of the interest accrued on portfolio securities, less expenses, since the most recent determination of income. Original issue discount will be amortized as an income item. Market discount and premiums will be treated as capital items except as otherwise required for Federal income tax purposes. Expenses of the Partnership will be accrued on a regular basis to be determined by the Managing General Partners. A Holder of a Share shall be allocated the proportionate part of such items actually realized by the Partnership for each such full accrual period during which such Share was owned by such Holder. A person shall be deemed to be a Holder of a Share on a specific day if he is the record holder of such Share on such day (regardless of whether or not such record holder has yet been admitted as a Partner).

         10.4 Returns of Contributions. Except upon dissolution of the Partnership by expiration of its terms or otherwise pursuant to Section 12 hereof (which shall be the time for return to each Partner of the value of the Shares acquired by his contributions, subject to the priorities therein), and except upon redemption of Shares of the Partnership as provided in
Section 8, no Partner has the right to demand return of any part of his contribution. The Managing General Partners may, however, from time to time, elect to permit partial returns of the value of the Shares acquired by his contributions to Holders of Shares, provided that:

               (a) all liabilities of the Partnership to persons other than General and Limited Partners have been paid or, in the good faith determination of the Managing General Partners, there remains property of the Partnership sufficient to pay them; and

               (b)  the Managing General Partners cause the
Partnership List to be amended to reflect a reduction in contributions.

               In the event that the Managing General Partners elect to make a partial return of the value of Shares acquired by contributions to Holders of Shares, such distribution shall be made pro rata to all of the Holders of Shares in accordance with the number of Shares held by each. Each General and Limited Partner, by becoming such, consents to any such pro rata distribution therefore or thereafter duly authorized and made in accordance with such provisions and to any distribution through redemption of Shares pursuant to Section 8 above.

          10.5 Capital Accounts. In addition to any capital accounts required to be maintained for accounting purposes in accordance with generally accepted accounting principles, the Partnership shall maintain two Capital Accounts for each Partner, one for book purposes and the other for tax purposes. Each such Capital Account shall be maintained in accordance with the requirements of Treasury Regulations Section 1.704-1(b). Each such Capital Account shall be credited with the Partner's capital contributions and share of profits, shall be charged with such Partner's share of losses, distributions and withholding taxes (if any) and shall otherwise appropriately reflect transactions of the Partnership and the Partners. At the end of each day, the book Capital Accounts of all Partners shall be adjusted to reflect unrealized appreciation or depreciation in the value of the Partnership's assets which accrued on that day. Further adjustments shall then be made to reflect any purchases and redemptions of Shares by the Partners. The intent of these adjustments is to achieve consistency and equivalence between book Capital Accounts and the Net Asset Value per Share used to determine the value of the Shares purchased, redeemed or liquidated in accordance with industry practice for investment partnerships such as the Partnership. Adjustments to tax Capital Accounts to take into account allocations of gains and losses realized by the Partnership for tax purposes shall be made in the manner described in Section 10.6. A Substituted Limited Partner shall be deemed to succeed to the book and tax Capital Accounts of the Partner whom such Substituted Limited Partner replaced.

          10.6 Allocations for Tax Purposes.

               (a) General. For each fiscal year, items of income, deduction, loss or credit from normal operations (other than from the disposition or deemed disposition of assets of the Partnership) shall be allocated for income tax purposes among the Partners in proportion to the amounts distributed to them during such year pursuant to Sections 10.3 and 10.4 hereof. The Partners' tax Capital Accounts shall be adjusted to reflect allocations of such items of income, deduction, loss or credit.

               (b) Special Allocations. Allocations of gains and losses from the disposition or deemed disposition of assets of the Partnership to Partners for tax purposes shall be made in accordance with the following method which is intended to ensure that allocations for tax purposes reflect the economic experience of the Partners with respect to their interests in the
Partnership:

                    (i)   With respect to each Partner, a daily
account of unrealized appreciation/depreciation and realized gain/loss shall be maintained. Each day's net unrealized appreciation/depreciation in the assets of the Partnership and each day's net realized gains/losses of the Partnership shall be allocated to the Partners in proportion to their book Capital Account balances at the beginning of such day. Any entry of realized gain or loss into any Partner's account for net realized gains/losses shall result in an equal and offsetting adjustment to the Partner's account for net unrealized appreciation/ depreciation for that day. Purchases of Shares and partial or complete redemptions of Shares shall be regarded as occurring at the end of each day, after entries and adjustments in the Partners' accounts for net unrealized appreciation/depreciation and net realized gains/losses have been made. The amounts for each Partner's share of net unrealized appreciation/depreciation and net realized gains/losses, together with adjustments made to reflect purchases or redemptions of Shares, shall be combined to arrive at each Partner's ending book Capital Account balance for the day.

                    (ii)  At the end of each year, the daily
amounts of net unrealized appreciation/depreciation and net realized gains/losses shall be aggregated to arrive at a total amount for net unrealized appreciation/depreciation and a total amount for net realized gains/losses for each Partner for the year. These two amounts shall be combined to arrive at each Partner's "Investment Experience." Net gains realized by the Partnership shall be allocated among the Partners whose Investment Experience is positive, and each such Partner's allocable share of such gains for tax purposes shall be equal to a fraction the numerator of which is the Partner's Investment Experience and the denominator of which is the total Investment Experience of the Partners whose Investment Experience is positive. Net losses realized by the Partnership shall be allocated among the Partners whose Investment Experience is negative, and each such Partner's allocable share of such losses shall be computed in the manner described in the previous sentence, except that the word "negative" shall be substituted for the word "positive." Each Partner's tax Capital Account shall then be adjusted to reflect such Partner's allocable share of Partnership realized gains or losses for such year. The Partners' accounts for unrealized appreciation/depreciation and net realized gains/losses, adjusted appropriately to reflect the allocation of the net gain realized or the net loss realized, shall be carried over to the next year.

                    (iii) In the event of a partial or complete redemption of Shares which results in a distribution in excess of a Partner's tax Capital Account, the Partnership may make an election to adjust the basis of Partnership assets under Section 754 of the Code, and the Partnership may increase the tax basis of its Partnership assets in accordance with Section 743(b) and 755 of the Code by the difference between the amount of the distribution made to the redeeming Partner in redemption of his Shares and his tax Capital Account.

               (c) Minimum Gain Chargeback. A Partner's share of Minimum Gain shall be computed in accordance with Treasury Department Regulations Section 1.704-1(b)(4)(iv)(f). In the event that there is a net decrease in the Partnership's Minimum Gain during any taxable year and any Partner has a negative book Capital Account (after taking into account reductions for items described in paragraphs (4), (5) and (6) of book Treasury Department Regulations Section 1.704-1(b)(2)(ii)(d)) and such negative balance exceeds the sum of (i) the amount that such Partner is obligated to restore upon liquidation of the Partnership and (ii) such Partner's share of the Minimum Gain at the end of such taxable year, such Partner shall be allocated Partnership profits for such year (and, if necessary, subsequent years) in an amount necessary to eliminate such excess negative balance as quickly as possible. Allocations of profits to such Partners having such excess negative book Capital Accounts shall be made in proportion to the amounts of such excess negative book Capital Account balances. The term "Minimum Gain" means the excess of the outstanding balances of all nonrecourse indebtedness which is secured by property of the Partnership over the adjusted basis of such property for federal income tax purposes, as computed in accordance with the provisions of Treasury Department Regulations Section 1.704-1(b)(4)(iv)(c).

               (d) Qualified Income Offset. Notwithstanding anything in Sections 10.3 and 10.6 to the contrary, in the event any Partner unexpectedly receives any adjustments, allocations or distributions described in Treasury Department Regulations Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(d)(5) or 1.704-
1(b)(2)(ii)(d)(6), items of Partnership income (including gross income) and gain shall be specially allocated to such Partner in an amount and manner sufficient to eliminate the deficit balance in his book Capital Account (in excess of (i) the amount he is obligated to restore upon liquidation of the Partnership or upon liquidation of his interest in the Partnership and (ii) his share of the Minimum Gain) created by such adjustments, allocations or distributions as quickly as possible.

     11.  ASSIGNMENT OF SHARES; SUCCESSOR IN INTEREST;
SUBSTITUTION OF PARTNERS

          11.1  Prohibition on Assignment.  Except for
redemptions as provided in Section 8, a Partner shall not have the right to sell, transfer or assign his Shares to any other person, but may pledge them as collateral.

          11.2 Rights of the Holders of Shares as Collateral or Judgment Creditor. In the event that any person who is holding Shares as collateral or any judgment creditor becomes the owner of such Shares due to foreclosure or otherwise, such person shall not have the right to be substituted as a Limited Partner, but shall only have the rights, upon the presentation of evidence satisfactory to the Managing General Partners of his right to succeed to the interests of the Limited Partner, set forth immediately below:

               (a) To redeem the Shares in accordance with the provisions of Section 8 hereof; and

               (b) To receive any subsequent distributions made with respect to such Shares.

               Upon receipt by the Partnership of evidence satisfactory to the Managing General Partners of his ownership of Shares, the owner shall become a Holder of Record of the subject Shares and his name shall be recorded on the books of record of the Partnership maintained for such purpose either by the Partnership or its Transfer Agent. Such owner shall be liable to return any excess distributions pursuant to Section 5.8(a). However, although such owner shall own an equity interest in the Partnership in the form of Shares, such owner shall have none of the rights or obligations of a Substituted Limited Partner unless and until he is admitted as such.

          11.3 Death, Incompetency, Bankruptcy or Termination of the Existence of a Partner. In the event of the death or an adjudication of incompetency or bankruptcy of an individual Partner (or, in the case of a Partner that is a corporation, association, partnership, joint venture or trust, an adjudication of bankruptcy, dissolution or other termination of the existence of such Partner), the successor in interest of such Partner (including without limitation the Partner's executor, administrator, guardian, conservator, receiver or other legal representative), upon the presentation of evidence satisfactory to the Managing General Partners of his right to succeed to the interests of the Partner, shall have the rights set forth below:

              (a)  to redeem the Shares of the Partner in
accordance with the provisions of Section 8 hereof;

              (b) to receive any subsequent distributions made with respect to such Shares; and

              (c) to be substituted as a Limited Partner upon compliance with the conditions of the admission of a Limited
Partner as provided in Sections 5 and 11 hereof.

               Upon receipt by the Partnership of evidence satisfactory to the Managing General Partners of his right to succeed to the interests of the Partner, the successor in interest shall become a Holder of Record of the subject Shares and his name shall be recorded on the books of record of the Partnership maintained for such purpose either by the Partnership or its Transfer Agent.

          11.4 Substituted Limited Partners.

               (a)  A person shall not become a Substituted
Limited Partner unless the Managing General Partners consent to such substitution (which consent may be withheld in their absolute discretion) and receive such instruments and documents (including those specified in Section 5.2), and a reasonable transfer fee as the Managing General Partners shall require.

               (b) The original Limited Partner shall cease to be a Limited Partner, and the person to be substituted shall become a Substituted Limited Partner, as of the date on which the person to be substituted has satisfied the requirements set forth above and as of the date the Partnership List is amended to reflect his admission as a Substituted Limited Partner. The Managing General Partners agree to cause such amendments to the Partnership List to be processed daily on each day that its Transfer Agent shall be open for business. Thereafter the original Limited Partner shall have no rights or obligations with respect to the Partnership insofar as the Shares transferred to the Substituted Limited Partner are concerned other than liabilities which the original Limited Partner may have had to the Partnership on the date of transfer, and the Substituted Limited Partners shall be liable to return any excess distributions pursuant to Section 5.8(a) hereof.

               (c)  Unless and until a person becomes a
Substituted Limited Partner, his status and rights shall be limited to the rights of a Holder of Shares pursuant to Sections 11.3(a) and 11.3(b). A Holder of Shares who does not become a Substituted Limited Partner shall have no right to inspect the Partnership's books or to vote on any of the matters on which a Limited Partner would be entitled to vote. A Holder of Shares who has become a Substituted Limited Partner has all the rights and powers, and is subject to the restrictions and liabilities of a Limited Partner under this Agreement.

               (d) Any person admitted to the Partnership as a Substituted Limited Partner shall be subject to and bound by the provisions of this Partnership Agreement as if originally a party to this Partnership Agreement.

     12. DISSOLUTION AND TERMINATION OF THE PARTNERSHIP

          12.1 Dissolution. The Partnership shall be dissolved and its affairs shall be wound up upon the happening of the first to occur of the following:

               (a)  the stated term of the Partnership has
expired unless the Partners by a Majority Vote have previously amended the Partnership Agreement to state a different term;

               (b) the Partnership has disposed of all of its assets;

               (c)  A General Partner has ceased to be a General
Partner and the remaining General Partners do not elect to continue the operations of the Partnership;

               (d) There is only one General Partner remaining and such General Partner has ceased to be a General Partner as set forth in Section 4.8; provided, however, that if the last remaining or surviving General Partner ceases to be a General Partner other than by removal, the Limited Partners may agree by unanimous vote to continue the operations of the Partnership and to admit one or more General Partners in accordance with the Partnership Agreement;

               (e) a decree of judicial dissolution has been entered by a court of competent jurisdiction; or

               (f) the Partners by a Majority Vote have voted to dissolve the Partnership.

          12.2 Liquidation.

               (a)  In the event of dissolution as provided in
Section 12.1, the assets of the Partnership shall be distributed as follows:

                    (i)   all of the Partnership's debts and
liabilities to persons (including Partners to the extent permitted by law) shall be paid and discharged, and any reserve deemed necessary by the Managing General Partners for the payment of such debts shall be set aside; and

                    (ii)  the balance of the assets of the
Partnership (and any reserves not eventually used to satisfy debts of the Partnership) shall be liquidated and distributed pro rata to the Partners in accordance with the number of Shares held by each.

               (b) Upon dissolution, each Partner shall look solely to the assets of the Partnership for the return of his capital contribution and shall be entitled to receive only a distribution of a pro rata share of Partnership property and assets, as provided in Section 12.2 (a). If the Partnership property remaining after the payment or discharge of the debts and liabilities of the Partnership is insufficient to return the capital contribution of each Limited Partner, such Limited Partner shall have no recourse against any General Partner, the assets of any other partnership of which any General Partner is a partner, or any other Limited Partner. The winding up of the affairs of the Partnership and the distribution of its assets shall be conducted exclusively by the Managing General Partners, who are authorized to do any and all acts and things authorized by law for these purposes. In the event of dissolution where there is no remaining General Partner, and there is a failure to appoint a new General Partner, the winding up of the affairs of the Partnership and the distribution of its assets shall be conducted by such person as may be selected by Majority Vote, which person is hereby authorized to do any and all acts and things authorized by law for these purposes.

          12.3 Termination. Upon the completion of the distribution of Partnership assets as provided in this Section and the termination of the Partnership, the General Partner(s) or other person acting as liquidator (or the Limited Partners, if necessary) shall cause the Certificate of Limited Partnership of the Partnership to be cancelled and shall take such other actions as may be necessary to legally terminate the Partnership.

     13.  BOOKS, RECORDS, ACCOUNTS AND REPORTS

          13.1 Books and Records.

               (a) The Partnership shall continuously maintain an office in the State of California, at which the following books and records shall be kept:

                    (i)   A Partnership List (or copy thereof)
which shall be a current list of the full name and last known business or residence address of each Partner, set forth in alphabetical order together with the contribution and the share in profits and losses of each Partner, which list shall separately identify the interests of General and Limited Partners.

                    (ii)  A copy of the Certificate of Limited
Partnership and all certificates of amendments thereto, together with executed copies of any powers of attorney pursuant to which any such certificate has been executed.

                    (iii) Copies of the Partnership's Federal, state and local income tax or information returns and reports, if any, for the six most recent taxable years.

                    (iv)  Copies of this Partnership Agreement
and all amendments thereto.

                    (v)   Financial statements of the Partnership
for the six most recent fiscal years.

                    (vi)  The Partnership's books and records for
at least the current and past three fiscal years.

               (b) The Partnership shall also maintain at its principal office such additional books and records as are necessary for the operation of the Partnership.

          13.2 Limited Partners' Rights to Records.

               (a) Upon the request of a Limited Partner, the Managing General Partners shall promptly deliver to the Limited Partner, at the Partnership's expense, a copy of the items set forth in Section 13.1(a)(i), (ii) and (iv), provided, however, that such books and records and the information contained therein shall be treated as confidential and that such access shall be for proper Partnership purposes only and not for the private or commercial use of any Partner and further provided that the Partnership may require a Partner to enter into an undertaking to that effect.

               (b) Each Limited Partner shall have the right upon reasonable request to each of the following:

                    (i)   To inspect and copy during normal
business hours, at the Limited Partner's expense, any of the Partnership's records required to be kept pursuant to the Partnership Act.

                    (ii)  To obtain from the Managing General
Partners promptly after becoming available, at the Limited
Partner's expense, a copy of any Federal, state and local income tax or information returns required to be filed by the Partnership for each year.

               (c) The Managing General Partners shall promptly furnish to a Limited Partner a copy of any amendment to this Partnership Agreement executed by the Managing General Partners pursuant to a power of attorney from the Limited Partner.

               (d) The Managing General Partners shall send to each Partner within ninety (90) days after the end of each taxable year such information as is necessary to complete Federal and state income tax or information returns or such information as is required by the Tax Code.

               (e) At any time that the Partnership shall have more than 35 Limited Partners:

                    (i)   The Managing General Partners shall
cause an annual report to be sent to each of the Partners not later than 120 days after the close of the Partnership's fiscal year. That report shall contain a balance sheet as of the end of the fiscal year and an income statement and statement of changes in financial position for the fiscal year.

                    (ii)  Limited Partners representing at least
5% of the outstanding Shares of the Partnership may make a written request to the Managing General Partners for an income statement of the Partnership for the initial three-month, six-month or nine-month period of the current fiscal year ended more than thirty (30) days prior to the date of the request and a balance sheet of the Partnership as of the end of that period. The statement shall be delivered or mailed to the Limited Partners within thirty (30) days thereafter.

                    (iii) The financial statements referred to in this subsection shall be accompanied by the report thereon, if any, of the independent accountants engaged by the Partnership or, if there is no such report, the certificate of the Managing General Partners that such financial statements were prepared without audit from the books and records of the Partnership.

               (f) The Managing General Partners shall cause to be transmitted to each Partner such other reports and information as shall be required by the 1940 Act, the Partnership Act or the Tax Code.

          13.3 Accounting Basis and Fiscal Year.  The
Partnership's books and records (i) shall be kept on a basis chosen by the Managing General Partners in accordance with the accounting methods followed by the Partnership for Federal income tax purposes and otherwise in accordance with generally accepted accounting principles applied in a consistent manner, (ii) shall reflect all Partnership transactions, (iii) shall be appropriate and adequate for the Partnership's business and for the carrying out of all provisions of this Partnership Agreement, and (iv) shall be closed and balanced at the end of each Partnership fiscal year. The fiscal year of the Partnership shall be the calendar year.

          13.4 Tax Returns. The Managing General Partners, at the Partnership's expense, shall cause to be prepared any income tax or information returns required to be made by the Partnership and shall further cause such returns to be timely filed with the appropriate authorities.

          13.5 Filings with Regulatory Agencies. The Managing General Partners, at the Partnership's expense, shall cause to be prepared and timely filed with appropriate Federal and state regulatory and administrative bodies, all reports required to be filed with such entities under then current applicable laws, rules and regulations.

          13.6 Tax Matters and Notice Partner. The Managing General Partners shall designate one or more General Partners as the "Tax Matters Partner" and the "Notice Partner" of the Partnership in accordance with Sections 6231(a)(7) and (8) of the Tax Code, and each such Partner shall have no personal liability arising out of his good faith performance of his duties in such capacity. The "Tax Matters Partner" is authorized, at the Partnership's sole cost and expense, to represent and to retain legal counsel and accounting assistance to represent the Partnership and each Limited Partner in connection with all examinations of the Partnership affairs by tax authorities, including any resulting administrative and judicial proceedings. Each Limited Partner agrees to cooperate with the Managing General Partners and to do or refrain from doing any and all things reasonably required by the Managing General Partners to conduct such proceeding. The Managing General Partners shall have the right to settle any audits without the consent of the Limited Partners.

     14.  AMENDMENTS OF PARTNERSHIP DOCUMENTS

          14.1 Amendments in General. Except as otherwise provided in this Partnership Agreement, the Partnership Agreement may be amended only by the General Partners.

          14.2 Amendments Without Consent of Limited Partners.
In addition to any amendments otherwise authorized herein and except as otherwise provided, amendments may be made to this Partnership Agreement from time to time by the General Partners without the consent of any of the Limited Partners, including, without limitation, amendments: (i) to reflect the retirement, resignation, death or incompetency of a Managing General Partner;
(ii) to add to the duties or obligations of the General Partners, or to surrender any right or power granted to the General Partners herein, for the benefit of the Limited Partners; (iii) to correct any false or erroneous statement, or to make a change in any statement in order to make such statement accurately represent the agreement among the General and Limited Partners;
(iv) to supply any omission or to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or (v) to make such amendments as may be necessary to conform this Partnership Agreement to the requirements of the Partnership Act, the 1940 Act, the Tax Code or any other law or regulation applicable to the Partnership, as now or hereafter in effect.

          14.3 Amendments Needing Consent of Affected Partners. Notwithstanding any other provision of this Partnership Agreement, without the consent of the Partner or Partners to be affected by any amendment to this Agreement, this Agreement may not be amended to (i) convert a Limited Partner's interest into a General Partner's interest, (ii) modify the limited liability of a Limited Partner, (iii) alter the interest of a Partner in income, gain, loss, deductions, credits, and distributions other than by purchase or redemption of Shares, or (iv) increase, add or alter any obligation of any Limited Partner.

          14.4 Amendments to Certificate of Limited Partnership.

               (a) The Managing General Partners shall cause to be filed with the Secretary of State, within thirty (30) days after the happening of any of the following events, an amendment to the Certificate of Limited Partnership reflecting the occurrence of any of the following events:

                    (i)   A change in the name of the
Partnership.

                    (ii)  A change in either of the following:

                         (A)The street address of the
Partnership's principal executive office.

                         (B)If the principal executive office is
not in California, the street address of an office in California.

                    (iii) A change in the address of or the
withdrawal of any of the General Partners, or a change in the address of the agent for service of process, unless a corporate agent is designated, or appointment of a new agent for service of process.

                    (iv)  The admission of a new General Partner
and that Partner's address.

                    (v)   The discovery by the General Partner of
any false or erroneous material statement contained in the Certificate of Limited Partnership.

               (b) Any Certificate of Limited Partnership filed or recorded in jurisdictions other than California shall be amended as required by applicable law.

               (c) The Certificate of Limited Partnership may also be amended at any time in any other manner deemed appropriate by the General Partner.

          14.5 Amendments After Change of Law. This Agreement and any other Partnership documents may be amended and refiled, if necessary, by the Managing General Partners without the consent of the Limited Partners if there occurs any change that permits or requires an amendment of this Agreement under the Act or of any other Partnership document under applicable law, so long as no Partner is adversely affected (or consent is given by such Partner).

     15.  MISCELLANEOUS PROVISIONS

          15.1 Notices.

               (a)  Any written notice, offer, demand or
communication required or permitted to be given by any provision of this Partnership Agreement, unless otherwise specified herein, shall be deemed to have been sufficiently given for all purposes if delivered personally to the party to whom the same is directed or if sent by first class mail addressed (i) if to a General Partner, to the principal place of business and office of the Partnership specified in this Agreement and (ii) if to a Limited Partner, to such Limited Partner's address as set forth in the Partnership List; provided, however, that notice given by any other means shall be deemed sufficient if actually received by the party to whom it is directed.

               (b) Any such notice that is sent by first class mail shall be deemed to be given two (2) days after the date on which the same is mailed.

               (c) The Managing General Partners may change the Partnership's address for purposes of this Partnership Agreement by giving written notice of such change to the Limited Partners, and any Limited Partner may change his address for purposes of this Partnership Agreement by giving written notice of such change to the Managing General Partners, in the manner herein provided for the giving of notices.

          15.2 Section Headings.  The Section headings in this
Partnership Agreement are inserted for convenience and identification only and are in no way intended to define or limit the scope, extent or intent of this Partnership Agreement or any of the provisions hereof.

          15.3 Construction. Whenever the singular number is used herein, the same shall include the plural; and the neuter, masculine and feminine genders shall include each other, as applicable. If any language is stricken or deleted from this Partnership Agreement, such language shall be deemed never to have appeared herein and no other implication shall be drawn therefrom. The language in all parts of this Partnership Agreement shall be in all cases construed according to its fair meaning and not strictly for or against the General Partners or the Limited Partners.

          15.4 Severability. If any covenant, condition, term or provision of this Partnership Agreement is illegal, or if the application thereof to any person or in any circumstance shall to any extent be judicially determined to be invalid or unenforceable, the remainder of this Partnership Agreement, or the application of such covenant, condition, term or provision to persons or in circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby, and each remaining covenant, condition, term and provision of this Partnership Agreement shall be valid and enforceable to the fullest extent permitted by law.

          15.5 Governing Law. This Partnership Agreement shall be construed and enforced in accordance with, and governed by, California law.

          15.6 Counterparts. This Partnership Agreement may be executed in one or more counterparts, each of which shall, for all purposes, be deemed an original and all of such counterparts, taken together, shall constitute one and the same Partnership Agreement.

          15.7 Entire Agreement. This Partnership Agreement and the separate subscription agreements of each Limited Partner and General Partner constitute the entire agreement of the parties as to the subject matter hereof. All prior agreements among the parties as to the subject matter hereof, whether written or oral, are merged herein and shall be of no force or effect. This Partnership Agreement cannot be changed, modified or discharged orally but only by an agreement in writing. There are no representations, warranties, or agreements other than those set forth in this Partnership Agreement and such separate subscription agreements, if any.

          15.8 Cross-References. All cross-references in this Partnership Agreement, unless specifically directed to another agreement or document, refer to provisions in this Partnership
Agreement.

          15.9 Power of Attorney to the General Partners.

               (a) Each Partner hereby makes, constitutes and appoints each Managing General Partner and any person designated by the Managing General Partners, with full substitution, his agent and attorney-in-fact in his name, place and stead, to take any and all actions and to make, execute, swear to and acknowledge, amend, file, record and deliver the following documents and any other documents deemed by the Managing General Partners necessary for the operations of the Partnership: (i) any Certificate of Limited Partnership or Certificate of Amendment thereto, required or permitted to be filed on behalf of the Partnership, and any and all certificates as necessary to qualify or continue the Partnership as a limited partnership or partnership wherein the Limited Partners thereof have limited liability in the states where the Partnership may be conducting activities, and all instruments which effect a change or modification of the Partnership in accordance with this Partnership Agreement; (ii) this Partnership Agreement and any amendments thereto in accordance with this Partnership Agreement;
(iii) any other instrument which is now or which may hereafter be required or advisable to be filed for or on behalf of the Partnership; (iv) any document which may be required to effect the continuation of the Partnership, the admission of an additional Limited Partner or Substituted Limited Partner, or the dissolution and termination of the Partnership (provided such continuation, admission or dissolution and termination is in accordance with the terms of this Partnership Agreement), or to reflect any reductions or additions in the amount of the contributions of Partners, in each case having the power to execute such instruments on his behalf, whether the undersigned approved of such action or not; (v) any document containing any investment representations and/or representations relating to citizenship, residence and tax status required by any state or Federal law or regulation in connection with an investment by the Partnership; and (iv) any tax elections.

               (b) This Power of Attorney is a special Power of Attorney coupled with an interest, and shall not be revoked and shall survive the transfer by any Limited Partner of all or part of his interest in the Partnership and, being coupled with an interest, shall survive the death or disability or cessation of the existence as a legal entity of any Limited Partner; except that where the successor in interest has been approved by said attorney for admission to the Partnership as a Substituted Limited Partner, this Power of Attorney shall survive the transfer for the sole purpose of enabling said attorney to execute, acknowledge and file any instrument necessary to effectuate such substitution.

               (c) Each Limited Partner hereby gives and grants to his said attorney under this Power of Attorney full power and authority to do and perform each and every act and thing whatsoever requisite, necessary or appropriate to be done in or in connection with this Power of Attorney as fully to all intents and purposes as he might or could do if personally present, hereby ratifying all that his said attorney shall lawfully do or cause to be done by virtue of this Power of Attorney.

               (d) The existence of this Power of Attorney shall not preclude execution of any such instrument by the undersigned individually on any such matter. A person dealing with the Partnership may conclusively presume and rely on the fact that any such instrument executed by such agent and attorney-in-fact is authorized, regular and binding without further inquiry.

               (e) The appointment of each Managing General Partner and each designee of that General Partner as attorney-in-fact pursuant to this power of attorney automatically shall terminate as to such person at such time as he ceases to be a General Partner and from such time shall be effective only as to the substitute General Partner admitted in accordance with this Partnership Agreement and his designees.

          15.10 Further Assurances. The Limited Partners will execute and deliver such further instruments and do such further acts and things as may be required to carry out the intent and purposes of this Partnership Agreement.

          15.11 Successors and Assigns.   Subject in all respects
to the limitations on transferability contained herein, this Partnership Agreement shall be binding upon, and shall inure to the benefit of, the heirs, administrators, personal representatives, successors and assigns of the respective parties hereto.

          15.12 Waiver of Action for Partition. Each of the parties hereto irrevocably waives during the term of the Partnership and during the period of its liquidation following any dissolution, any right that he may have to maintain any action for partition with respect to any of the assets of the Partnership.

          15.13 Creditors. None of the provisions of this Partnership Agreement shall be for the benefit of or enforceable by any of the creditors of the Partnership or the Partners.

          15.14 Remedies. The rights and remedies of the Partners hereunder shall not be mutually exclusive, and the exercise by any Partner of any right to which he is entitled shall not preclude the exercise of any other right he may have.

          15.15 Custodian. All assets of the Partnership shall be held by a custodian meeting the requirements of the 1940 Act, and may be registered in the name of the Partnership or such custodian or nominee. The terms of the custodian agreement shall be determined by the Managing General Partners.

          15.16 Use of Name "Franklin. "Franklin Partners, Inc., as the initial Non-Managing General Partner, on behalf of its parent, Franklin Resources, Inc., hereby consents to the use by the Partnership of the name "Franklin" as part of the Partnership's name; provided, however, that such consent shall be conditioned upon the employment of Franklin Resources, Inc. or one of its affiliates as an investment adviser of the Partnership. The name "Franklin" or any variation thereof may be used from time to time in other connections and for other purposes by Franklin Resources, Inc. and its affiliates and other investment companies that have obtained consent to use the name "Franklin." Franklin Resources, Inc. and its affiliates shall have the right to require the Partnership to cease using the name "Franklin" as part of the Partnership's name if the Partnership ceases, for any reason, to employ Franklin Resources, Inc. or one of its affiliates as its investment adviser. Future names adopted by the Partnership for itself, insofar as such names include identifying words requiring the consent of Franklin Resources, Inc. or one of its affiliates, shall be the property of Franklin Resources, Inc. and its affiliates and shall be subject to the same terms and conditions.

          15.17 Authority. Each individual executing this Agreement on behalf of a partnership, corporation, or other entity warrants that he is authorized to do so and that this agreement will constitute the legal binding obligation of the entity which he represents.

          15.18 Signatures. The signature of a Managing General Partners or an Officer or agent of the Partnership duly appointed by the Managing General Partners shall be sufficient to bind the Partnership to any agreement or on any document, including, but not limited to, documents drawn or agreements made in connection with the acquisition or disposition of any assets.

          15.19 Arbitration. The parties hereby submit all controversies, claims and matters of difference to arbitration before a single arbitrator in San Francisco, California, according to the rules and practices of the American Arbitration Association from time to time in force. This submission and agreement to arbitrate shall be specifically enforceable. Without limiting the generality of the foregoing, the following shall be considered controversies for this purpose: (a) all questions relating to the breach of any obligation, warranty, agreement or condition hereunder; (b) failure of any party to deny or reject a claim or demand of any other party; and (c) all questions as to whether the right to arbitrate any question exists. Arbitration may proceed in the absence of any party if written notice (pursuant to the American Arbitration Association's rules and regulations) of the proceedings has been given to such party. The parties agree to abide by all awards rendered in such proceedings. Such awards shall be final and binding on all parties to the extent and in the manner provided by California statute. All awards may be filed with the Clerk of the Superior Court in San Francisco, California, as a basis of judgment and of the issuance of execution for its collection and, at the election of the party making such filing, with the clerk of one or more other courts, state or Federal, having jurisdiction over the party against whom such an award is rendered or his property.

     The attached Agreement of Limited Partnership reflects the amendments thereto duly adopted by the Managing General Partners on April 23, 1991.


May 1, 1991
                                   /s/ Charles B. Johnson
                                   Charles B. Johnson, Managing
                                   General Partner on behalf of
                                   all Partners pursuant to Power
                                   of Attorney

Appendix B

                   FRANKLIN TAX-ADVANTAGED
                   HIGH YIELD SECURITIES FUND
               (A CALIFORNIA LIMITED PARTNERSHIP)

                      AMENDED AND RESTATED
                AGREEMENT OF LIMITED PARTNERSHIP
                        Dated May 1, 1987
            as amended April 28, 1988 and May 1, 1991

                          APPENDIX "B"

                        TABLE OF CONTENTS

1.  GENERAL PROVISIONS
  1.1  Formation
  1.2  Name and Place of Business
  1.3  Term
  1.4  Agent for Service of Process
  1.5  Certificate of Limited Partnership
  1.6  Other Acts/Filings

2.  DEFINITIONS
  2.1  Affiliate
  2.2  Capital Account
  2.3  General Partner
  2.4  Holder of Record or Holder of a Share
  2.5  Limited Partner
  2.6  Majority Vote
  2.7  Managing General Partner
  2.8  Net Asset Value (per Share)
  2.9  Non-Managing General Partner
 2.10  Officers
 2.11  Persons
 2.12  Partners
 2.13  Partnership
 2.14  Partnership Act
 2.15  Partnership Group
 2.16  Partnership List
 2.17  Registration Statement
 2.18  Secretary of State
 2.19  Share (including fractional Shares)
 2.20  Substituted Limited Partner
 2.21  Tax Code
 2.22  Transfer Agent
 2.23  1940 Act

3.  ACTIVITIES AND PURPOSE
  3.1  Operating Policy
  3.2  Investment Objectives
  3.3  Investment and Operating Limitations
  3.4  Other Authorized Activities

4.  GENERAL PARTNERS
  4.1  Identity and Number
  4.2  Managing and Non-Managing General Partners
  4.3  General Partners' Contributions
  4.4  Management and Control
  4.5  Action by the Managing General Partners
  4.6  Limitations of the Authority of the Managing General
       Partners
  4.7  Right of General Partners to Become Limited Partners
  4.8  Termination of a General Partner
  4.9  Additional or Successor General Partners
 4.10  Liability to Limited Partners
 4.11  Assignment and Substitution
 4.12  No Agency
 4.13  Reimbursement and Compensation
 4.14  Indemnification

5.  LIMITED PARTNERS
  5.1  Identity of Limited Partners
  5.2  Admission of Limited Partners
  5.3  Contributions of the Limited Partners
  5.4  Additional Contributions of Limited Partners
  5.5  Use of Contributions
  5.6  Redemption by Limited Partners
  5.7  Minimum Contribution and Mandatory Redemption
  5.8  Limited Liability
  5.9  No Power to Control Operations
 5.10  Tax Responsibility

6.  SHARES OF PARTNERSHIP INTEREST

7.  PURCHASE AND EXCHANGE OF SHARES
  7.1  Purchase of Shares
  7.2  Net Asset Value
  7.3  Exchange of Shares

8.  REDEMPTION OR REPURCHASE OF SHARES
  8.1  Redemption of Shares
  8.2  Payment for Redeemed Shares

9.  MATTERS AFFECTING THE PARTNERSHIP'S BASIC STRUCTURE
  9.1  Rights of Limited Partners
  9.2  Action of the Partners
  9.3  Meeting
  9.4  Notices
  9.5  Validity of Vote for Certain Matters
  9.6  Adjournment
  9.7  Waiver of Notice and Consent to Meeting
  9.8  Quorum
  9.9  Required Vote
 9.10  Action by Consent Without a Meeting
 9.11  Record Date
 9.12  Proxies
 9.13  Number of Votes

10. DISTRIBUTIONS AND ALLOCATION OF PROFITS AND LOSSES
 10.1  Fees of General Partners
 10.2  Distributions of Income and Gains
 10.3  Allocation of Income, Gains, Losses, Deductions and
       Credits
 10.4  Returns of Contributions
 10.5  Capital Accounts
 10.6  Allocations for Tax Purposes

11. ASSIGNMENT OF SHARES; SUCCESSOR IN INTEREST; SUBSTITUTION OF
    PARTNERS
 11.1  Prohibition on Assignment
 11.2  Rights of the Holders of Shares as Collateral or Judgment
       Creditor
 11.3  Death, Incompetency, Bankruptcy or Termination of the
       Existence of a Partner
 11.4  Substituted Limited Partners

12. DISSOLUTION AND TERMINATION OF THE PARTNERSHIP
 12.1  Dissolution
 12.2  Liquidation
 12.3  Termination

13. BOOKS, RECORDS, ACCOUNTS AND REPORTS
 13.1  Books and Records
 13.2  Limited Partners' Rights to Records
 13.3  Accounting Basis and Fiscal Year
 13.4  Tax Returns
 13.5  Filings with Regulatory Agencies
 13.6  Tax Matters and Notice Partner

14. AMENDMENTS OF PARTNERSHIP DOCUMENTS
 14.1  Amendments in General
 14.2  Amendments Without Consent of Limited Partners
 14.3  Amendments Needing Consent of Affected Partners
 14.4  Amendments to Certificate of Limited Partnership
 14.5  Amendments After Change of Law

15. MISCELLANEOUS PROVISIONS
 15.1  Notices
 15.2  Section Headings
 15.3  Construction
 15.4  Severability
 15.5  Governing Law
 15.6  Counterparts
 15.7  Entire Agreement
 15.8  Cross-References
 15.9  Power of Attorney to the General Partners
15.10  Further Assurances
15.11  Successors and Assigns
15.12  Waiver of Action for Partition
15.13  Creditors
15.14  Remedies
15.15  Custodian
15.16  Use of Name "Franklin"
15.17  Authority
15.18  Signatures
15.19  Arbitration

       FRANKLIN TAX-ADVANTAGED HIGH YIELD SECURITIES FUND
               (a California limited partnership)

     This AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP ("Partnership Agreement") is entered into as of this 1st day of May, 1987 by and among the undersigned individuals, as Managing General Partners; FRANKLIN PARTNERS, INC., a California corporation, as Non-Managing General Partner (collectively, the "General Partners"); and each of the persons identified on the Partnership List of the Partnership as limited partners (the "Limited Partners").

     This Partnership Agreement amends and restates in its entirety the Agreement of Limited Partnership dated as of January
20, 1987.

     1.   GENERAL PROVISIONS

          1.1 Formation. The parties hereby agree to continue the limited partnership (the "Partnership") under the terms and conditions set forth below pursuant to the California Revised
Limited Partnership Act (the "Partnership Act").

          1.2 Name and Place of Business. The name of the Partnership is Franklin Tax-Advantaged High Yield Securities Fund (a California limited partnership), or such other name as shall be selected from time to time by the Managing General Partners upon notice to the Limited Partners. The principal place of business of the Partnership shall be 777 Mariners Island Boulevard, San Mateo, California 94404, or such other place or places as the Managing General Partners may deem necessary or desirable to the conduct of the Partnership's activities, including places or the conduct of activities relating to its investments, the location and holding of its assets, the execution of its portfolio transactions and other operations.

          1.3 Term. The term of the Partnership commenced upon the filing of the Certificate of Limited Partnership with the Secretary of State on January 27, 1987 and shall continue until the 31st day of December, 2050, unless terminated earlier in accordance with the provisions of this Partnership Agreement.

          1.4 Agent for Service of Process. The agent for service of process on the Partnership in California is Murray L.
Simpson, Esq. or such other eligible California resident individual or corporation qualified to act as an agent for service of process as the Managing General Partners shall designate.

          1.5  Certificate of Limited Partnership.  The Managing
General Partners have caused a Certificate of Limited Partnership to be filed with the Secretary of State in accordance with the terms of the Partnership Act.

          1.6 Other Acts/Filings. The Partners shall from time to time execute or cause to be executed all such certificates, fictitious business name statements, and other documents, and do or cause to be done all such filings, recordings, publishings, and other acts as the Managing General Partners may deem necessary or appropriate to comply with the requirements of law for the formation and operation of the Partnership in all jurisdictions in which the Partnership shall desire to conduct its activities.

     2.   DEFINITIONS

     When used in this Partnership Agreement the following terms shall have the meanings set forth below:

          2.1 Affiliate. "Affiliate" shall mean: (i) any person directly or indirectly controlling, controlled by or under common control with another person; (ii) a person owning or controlling 10% or more of the outstanding securities of that other person;
(iii) any officer, director or partner of that other person; and
(iv) if that other person is an officer, director or partner, any company for which that person acts in any such capacity (person shall include any natural person, partnership, corporation, association or other legal entity).

          2.2 Capital Accounts. The accounts maintained for each Partner in accordance with Section 10.5 hereof.

          2.3  General Partner.  Each of the initial General
Partners designated in the Preamble and any other person or entity who shall hereafter become a General Partner.

          2.4  Holder of Record or Holder of a Share.

               (a)  a General Partner;

               (b)  a Limited Partner if he or it has not
redeemed or transferred all of his (its) Shares of the Partnership pursuant to Sections 8 or 11;

               (c)  a purchaser of a Share or Shares of the
Partnership who has made good payment to the Partnership and who has not redeemed all his Shares; or

               (d)  the successor in interest of a Partner under
Section 11.

          2.5 Limited Partner. The original Limited Partner and all other persons who shall hereafter be admitted to the Partnership as additional Limited Partners or Substituted Limited
Partners, except those persons who:

               (a) have redeemed all Shares of the Partnership owned by them and such redemption has been reflected in the Partnership List; or

               (b)  have been replaced by a Substituted Limited
Partner to the extent of their entire Limited Partnership
Interest. Reference to a "Limited Partner" shall mean any one of the Limited Partners.

          2.6 Majority Vote. The affirmative vote of the lesser of (i) 67% or more of the Shares represented at a meeting and entitled to vote if more than 50% of the then outstanding shares are present or represented by proxy, or (ii) more than 50% of the then outstanding Shares entitled to vote.

          2.7 Managing General Partner. Each General Partner who is an individual.

          2.8  Net Asset Value (per Share).  The value (in U.S.
Dollars) of a Share as determined in accordance with Section 7.2 hereof.

          2.9  Non-Managing General Partner.  Each General
Partner that is not an individual (i.e., any General Partner that is a corporation, association, partnership, joint venture or trust).

          2.10 Officers. Those persons designated by the Managing General Partners to perform administrative and operational functions on behalf of the Managing General Partners.

          2.11 Person. An individual, partnership, joint venture, association, corporation or trust.

          2.12 Partners. Collectively, the General Partners and the Limited Partners. "Partner" means any one of the Partners.

          2.13 Partnership. The limited partnership created and continued by this Partnership Agreement.

          2.14 Partnership Act.  The California Revised Limited
Partnership Act (Chapter 3 of Title 2 of the Corporations Code of
California) as such Act may be amended from time to time.

          2.15 Partnership Group. All other limited partnerships organized under the Partnership Act of which Franklin Resources, Inc. or any parent, subsidiary or affiliate of Franklin Resources, Inc. is a General Partner and which are registered under the 1940 Act as open-end management investment companies.

          2.16 Partnership List. A current list of all the Partners containing the information specified in Section
13.1(a)(i) hereof.

          2.17 Registration Statement.  The Registration
Statement on Form N-1A, registering the Shares of the Partnership under the Securities Act of 1933 and the 1940 Act, as such Registration Statement may be amended from time to time.

          2.18 Secretary of State.  The Secretary of State of the
State of California.

          2.19 Share (including fractional Shares). A partnership interest in the Partnership. Reference to "Shares" shall be to more than one Share.

          2.20 Substituted Limited Partner. A successor in interest of a Limited Partner who has complied with the conditions set forth in Section 11.

          2.21 Tax Code. The Internal Revenue Code of 1986 or corresponding provisions of subsequent revenue laws, and all regulations, rulings and other promulgations or judicial decisions thereunder.

          2.22 Transfer Agent. The person appointed by the Managing General Partners to be primarily responsible for maintaining the Partnership List and certain other records of the Partnership.

          2.23 1940 Act. The Investment Company Act of 1940, as amended, or as it may hereafter be amended, and the Rules and Regulations thereunder.

     3.   ACTIVITIES AND PURPOSE

          3.1 Operating Policy. The Partnership will be authorized and empowered to operate and will operate as an open-end, diversified management investment company registered pursuant to the 1940 Act.

          3.2 Investment Objectives. Subject to the limitations set forth in this Partnership Agreement, the investment objective of the Partnership shall be to invest and reinvest its assets in investment securities which shall consist primarily, but not necessarily exclusively, of debt securities.

          3.3 Investment and Operating Limitations. The following additional fundamental policies and investment restrictions have been adopted by the Partnership and cannot be changed except by Majority Vote. These investment restrictions provide that the Partnership may not:

               (a) With respect to at least 75% of its total assets, invest in the securities of any one issuer (other than the U.S. Government and its agencies and instrumentalities), if immediately after and as a result of such investment (i) more than 5% of the total assets of the Partnership would be invested in such issuer or (ii) more than 10% of the outstanding voting securities of such issuer would be owned by the Partnership.

               (b) Make loans to others, except through the purchase of debt securities in accordance with its investment objectives and policies or to the extent the entry into a repurchase agreement is deemed to be a loan.

               (c)  (i)   Borrow money, except temporarily from a
bank for extraordinary or emergency purposes and then not in excess of 5% of its total assets (at the lower of cost or fair market value). Any such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings.

                    (ii)  Mortgage, pledge or hypothecate any of
its assets except in connection with any such borrowings.

               (d)  Purchase securities on margin, sell
securities short, participate on a joint or joint and several basis in any securities trading account, or underwrite securities.(Does not preclude the Partnership from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.)

               (e) Buy or sell interests in oil, gas or mineral exploration or development programs, or real estate. (Does not preclude investments in marketable securities of companies engaged in such activities.)

               (f) Purchase or hold securities of any issuer, if, at the time of purchase or thereafter, any of the General Partners or Officers of the Partnership or its investment adviser(s) own beneficially more than of 1%, and such General Partners or Officers holding more than of 1% together own beneficially more than 5% of the issuer's securities.

               (g) Invest more than 5% of the value of its total assets in securities of any issuer which has not had a record, together with predecessors, of at least three years of continuous operation.

               (h) Purchase or sell commodities or commodity contracts or invest in puts, calls, straddles or spread options.
(Does not preclude authorized transactions in foreign currencies.)

               (i) Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

               (j)  Invest more than 10% of its assets in
securities with legal or contractual restrictions or which are not readily marketable (except for permissible transactions in repurchase agreements).

               (k)  Invest in any issuer for purposes of
exercising control or management.

          3.4 Other Authorized Activities. Subject to the limitations set forth in this Partnership Agreement, the Partnership shall have the power to purchase and sell securities, issue evidences of indebtedness in connection with Partnership business, to join or become a partner in limited or general partnerships and to do any and all other things and acts, and to exercise any and all of the powers that a natural person could do or exercise and which now or hereafter may be lawfully done or exercised by a limited partnership.

     4.   GENERAL PARTNERS

          4.1 Identity and Number. The names of the General Partners and their last known business or residence address shall be set forth in the Certificate of Limited Partnership, as it may be amended from time to time; this same information, together with the amounts of the contributions of each General Partner and their current Share ownership, shall be set forth in alphabetical order in the Partnership List. The General Partners shall be identified as such on the Partnership List and also shall be identified separately as Managing General Partners or Non-Managing General Partners. The Managing General Partners may from time to time recommend to the Partners that additional persons be admitted as General Partners; provided, however, that if at any time following the effective date of the Partnership's Registration Statement the number of Managing General Partners is reduced to less than three, the remaining Managing General Partners shall, within 120 days, call a meeting of Partners for the purpose of electing an additional Managing General Partner or Managing General Partners so as to restore the number of Managing General Partners to at least three.

          4.2 Managing and Non-Managing General Partners. Only individuals may act as Managing General Partners, and all General Partners who are individuals shall act as Managing General Partners. Any General Partner that is a corporation, association, partnership, joint venture or trust shall act as a Non-Managing General Partner. Except as provided in Section 4.4 hereof, a Non-Managing General Partner as such shall take no part in the management, conduct or operation of the Partnership's activities and shall have no authority to act on behalf of the Partnership or to bind the Partnership. All General Partners, including Managing and Non-Managing General Partners, shall be subject to election and removal by the Partners as hereinafter provided.

          4.3  General Partners' Contributions.

               (a) Each General Partner, as such, shall make a contribution of cash to the Partnership sufficient to purchase at least one Share and shall continue to own unencumbered at least one such Share at all times while serving as a General Partner. The amount contributed by each General Partner shall be the amount actually invested in Shares of the Partnership at their Net Asset Value, which amount shall not include any sales charges. The amount of such contributions and the number of Shares owned by each General Partner shall be set forth in the Partnership List.

               (b) The Non-Managing General Partner shall, in its capacity as such Non-Managing General Partner, be obligated to contribute to the Partnership through the purchase of Shares from time to time amounts sufficient to enable the General Partners in the aggregate, to maintain in their capacities as General Partners an interest in each material item of Partnership income, gain, loss, deduction or credit equal to at least 1% of each such item at all times during the existence of the Partnership. If upon termination of the Partnership, the General Partners have a negative balance in their Capital Accounts, they shall in their capacity as General Partners be obligated to make additional capital contributions in cash equal to the lesser of
(i) the negative balance in their Capital Accounts or (ii) the amount, if any, by which 1.01% of the total capital contributions of the Limited Partners exceeds the total capital contributions of the General Partners prior to such termination. For as long as the Non-Managing General Partner retains its status as such, it shall not redeem or assign Shares held by it in its capacity as the Non-Managing General Partner or otherwise accept distributions in cash or property if such action would result in the failure of the General Partners to maintain such an interest. In the event that the Non-Managing General Partner is removed or stands for re-election and is not re-elected by the Partners pursuant to Section 9 hereof, the Non-Managing General Partner may, upon not less than thirty (30) days' written notice, redeem its Shares in the same manner as is provided in Section 8 hereof. In the event that the Non-Managing General Partner voluntarily withdraws or declines to stand for re-election, the Non-Managing General Partner may, upon not less than thirty (30) days' written notice following the occurrence of an event described in (i),
(ii) or (v) in Section 4.8(a), redeem its Shares in the same manner as provided in Section 8. In the event that the Non-Managing General Partner is removed, stands for re-election and is not re-elected, voluntarily withdraws or declines to stand for re-election, the Managing General Partners shall cause the Certificate of Limited Partnership to be amended as provided in
Section 14.4 hereof to reflect such withdrawal.

          4.4 Management and Control. Subject to the terms of the Partnership Agreement and the 1940 Act, the Partnership will be managed by the Managing General Partners, who will have complete and exclusive control over the management, conduct and operation of the Partnership's activities, and, except as otherwise specifically provided in this Partnership Agreement, the Managing General Partners shall have the rights, powers and authority, on behalf of the Partnership and in its name, to exercise all of the rights, powers and authority of partners of a partnership without limited partners. The Managing General Partners may contract on behalf of the Partnership in conformity with the 1940 Act with one or more banks, trust companies or investment advisers for the performance of such functions as the Managing General Partners may determine, but subject always to their continuing supervision, including, without limitation, the investment and reinvestment of all or part of the Partnership's assets and execution of portfolio transactions, the distribution of Shares, and any or all administrative functions. The Managing General Partners may appoint officers or agents to perform such duties on behalf of the Partnership and the Managing General Partners as the Managing General Partners deem desirable. Such officers or agents need not be General or Limited Partners. The Managing General Partners may also employ persons to perform various duties on behalf of the Partnership as employees of the Partnership. The Managing General Partners shall devote themselves to the affairs of the Partnership to the extent they may determine necessary for the efficient conduct thereof, which need not, however, occupy their full time. The General Partners may also engage in other activities or businesses, whether or not similar in nature to the activities of the Partnership, subject to the limitations of the 1940 Act.

          In the event that no Managing General Partner shall remain for the purpose of managing and conducting the operations of the Partnership, the Non-Managing General Partner shall promptly call a meeting of the Limited Partners to be held within sixty (60) days of the date the last Managing General Partner ceases to act in such capacity to elect new Managing General Partners up to a maximum number of Managing General Partners theretofore admitted to the Partnership (but no fewer than three). For the period of time during which no Managing General Partner shall remain, the Non-Managing General Partner, subject to the terms and provisions of this Partnership Agreement, shall be permitted to engage in the management, conduct and operation of the activities of the Partnership.

          4.5 Action by the Managing General Partners. Unless otherwise required by the 1940 Act with respect to any particular action, the Managing General Partners shall act only by the vote of a majority of the Managing General Partners at a meeting duly called at which a quorum of the Managing General Partners is present or by unanimous written or telephonic consent of the Managing General Partners without a meeting. At any meeting of the General Partners, a majority of the Managing General Partners shall constitute a quorum. If there shall be more than one Managing General Partner, no single Managing General Partner shall have authority to act on behalf of the Partnership or to bind the Partnership. The Managing General Partners shall appoint one of their number to be Chairman. Meetings of the Managing General Partners may be called orally or in writing by the Chairman or by any two Managing General Partners. Notice of the time, date and place of all meetings of the Managing General Partners shall be given by an Officer or by the party calling the meeting to each Managing General Partner by telephone or telegram sent to his home or business address at least twenty-four hours in advance of the meeting or by written notice mailed to his home or business address at least seventy-two hours in advance of the meeting. Notice need not be given to any Managing General Partner who attends the meeting without objecting to the lack of notice or who executes a written waiver of notice with respect to the meeting. The Chairman, if present, shall preside at all meeting of Partners.

          4.6  Limitations of the Authority of the Managing
General Partners. The Managing General Partners shall have no authority without the vote or written consent or ratification of the Limited Partners to:

               (a)  do any act in contravention of this
Partnership Agreement, as it may be amended from time to time;

               (b) do any act which would make it impossible to carry on the ordinary operations of the Partnership;

               (c)  confess a judgment against the Partnership;

               (d) possess Partnership property, or assign their rights in specific property, for other than a partnership purpose;

               (e) admit a person as a General Partner except in accordance with Section 9 hereof; or

               (f) admit a person as a Limited Partner, except in accordance with Section 5 hereof.

          4.7 Right of General Partners to Become Limited Partners. A General Partner may also own Shares as a Limited Partner without obtaining the consent of the Limited Partners and thereby become entitled to all the rights of a Limited Partner to the extent of the Limited Partnership interest so acquired. Such event shall not, however, be deemed to reduce or otherwise affect any of the General Partners' liability hereunder as a General Partner. If a General Partner shall also become a Limited Partner, the contributions and Share ownership of such General Partner shall be separately designated in the Partnership List to reflect his interest in each capacity.

          4.8  Termination of a General Partner.

               (a)  The interest of a General Partner shall
terminate and such party shall have no further right or power to act as a General Partner (except to execute any amendment to this Partnership Agreement to evidence his termination):

                    (i)   upon death of the General Partner;

                    (ii)  upon an adjudication of incompetency of
the General Partner;

                    (iii) if such Partner is removed or stands for re-election and is not re-elected by the Partners, as provided in Section 9 below;

                    (iv)  in the case of the Non-Managing General
Partner, upon the filing of a certificate of dissolution, or its equivalent, or voluntary or involuntary petition in bankruptcy for such Non-Managing General Partner; or

                    (v)   if such Partner voluntarily retires
upon not less than ninety (90) days' written notice to the other
General Partners.

               (b)  Notwithstanding the foregoing, the Non-
Managing General Partner shall not voluntarily withdraw or otherwise voluntarily terminate its status as the Non-Managing General Partner until the earliest of (i) 180 days from the date that the Non-Managing General Partner gives the other General Partners its written notice of its intention to withdraw as a Non-Managing General Partner, (ii) the date that a successor Non-Managing General Partner, who has agreed to assume the obligations of Section 4.3(b) hereof, is elected by the Partners pursuant to Section 9 hereof, or (iii) the date that another General Partner assumes the obligations imposed upon the Non-Managing General Partner pursuant to Section 4.3(b) hereof. The failure of the Non-Managing General Partner to seek re-election at any meeting of the Partners called for such purpose shall be deemed to constitute a voluntary withdrawal as of the date of notice of such meeting and shall constitute written notice as at the date of such meeting of its intention to withdraw as a Non-Managing General Partner, unless it has delivered written notice at an earlier date.

               (c) In the event a General Partner ceases to be a General Partner, the remaining General Partners shall have the right to continue the operations of the Partnership.

               (d)  Termination of a person's status as a General
Partner shall not affect his status, if any, as a Limited
Partner. A General Partner may retain Shares owned in his capacity as a Limited Partner provided such General Partner has been or is admitted to Partnership as a Limited Partner in accordance with Section 5.2.

               (e) A person who ceases to be a General Partner shall nevertheless be deemed to be acting as a General Partner with respect to a third party doing business with the Partnership until an amended Certificate of Limited Partnership is filed with the Secretary of State.

          4.9 Additional or Successor General Partners. A person may be added or substituted as a General Partner only upon his admission by the Partners at a meeting of Partners or by written consent without a meeting as provided in Section 9 hereof. Each General Partner, by becoming a General Partner, consents to the admission as an added or substituted General Partner of any person elected by the Partners in accordance with this Partnership Agreement. Any person who is elected to be admitted as a General Partner at a meeting of the Partners or by written consent in accordance with Section 9 hereof and who shall not be serving as a General Partner at the time of such election, shall be admitted to the Partnership as a General Partner effective as of the date of such election. Any General Partner who is not re-elected at any such meeting in the manner specified in Section 9 shall be deemed to have withdrawn as of the date of such meeting.

          4.10 Liability to Limited Partners. The General Partners shall not be personally liable for the repayment of any amounts standing in the account of a Limited Partner or holder of Shares including, but not limited to, contributions with respect to such Shares, except by reason of their wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. Any payment, other than in the event of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by a General Partner, which results in a personal liability to Limited Partners or holders of Shares, shall be solely from the Partnership's assets.

          So long as the General Partners have acted in good faith and in a manner reasonably believed to be in the best interests of the Limited Partners, the General Partners shall not have any personal liability to any holder of Shares or to any Limited Partner by reason of (1) any failure to withhold income tax under Federal or state tax laws with respect to income allocated to Limited Partners or (2) any change in the Federal or state tax laws or in interpretation thereof as they apply to the Partnership, the holders of the Shares or the Limited Partners, whether such change occurs through legislative, judicial or administrative action.

          4.11 Assignment and Substitution. Each Share held by a General Partner in his capacity as a General Partner shall be designated as such, and each such Share shall be nonassignable, except to another person who already is a General Partner, and then only with the consent of the Managing General Partners, and shall be redeemable by the Partnership only in the event that (i) the holder thereof has ceased to be a General Partner of the Partnership or (ii) in the opinion of counsel for the Partnership redemption of Shares held by a General Partner would not jeopardize the status of the Partnership as a partnership for Federal income tax purposes.

          4.12 No Agency. Except as provided in Section 15.9 below, nothing in this Partnership Agreement shall be construed as establishing any General Partner as an agent of any Limited
Partner.

          4.13 Reimbursement and Compensation. Managing General Partners may receive reasonable compensation for their services as Managing General Partners and will be reimbursed for all reasonable out-of-pocket expenses incurred in performing their duties hereunder.

          4.14 Indemnification.

               (a) Subject to the exceptions and limitations contained in Subsection (b) below:

                    (i)   Every person who is, or has been, a
General Partner, an officer and/or Director of a corporate General Partner or Officer of the Partnership (hereinafter referred to as "Covered Person") shall be indemnified by the Partnership to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a General Partner, an officer and/or Director of a Corporate General Partner or officer of the Partnership and against amounts paid or incurred by him in the settlement thereof;

                    (ii) the words "claim", "action", "suit", or "proceeding" shall include, without limitation, any administrative inquiry, audit, investigation or other form of regulatory actions and shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

               (b)  No indemnification shall be provided
hereunder to a Covered Person who shall have been finally adjudicated by a court or other body before which the proceeding was brought (i) to be liable to the Partnership or its Partners by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (ii) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Partnership.

               (c)  In the event of a settlement, or other
disposition not involving a final adjudication as provided in subsection (b), indemnification shall be provided unless there has been a determination that such Covered Person did engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office,

                    (i)   by the court or other body approving
the settlement or other disposition;

                    (ii) by vote of at least a majority of those Managing General Partners who are neither interested persons (as defined in the 1940 Act) of the Partnership nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

                    (iii) by written opinion of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Partner may, by appropriate legal proceedings, challenge any such determination by the Managing General Partners, or by independent counsel.

               (d) The rights of indemnification herein provided may be insured against by policies maintained by the Partnership, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such General Partner, officer and/or Director of a Corporate General Partner or officer of the Partnership and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Partnership personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

               (e) Expenses incurred in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in subsection (a) of this Section 4.14 shall be paid by the Partnership from time to time in advance prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Partnership if it is ultimately determined that he is not entitled to indemnification under this Section 4.14; provided, however, that either (i) such Covered Persons shall have provided appropriate security for such undertaking, (ii) the Partnership is insured against losses arising out of any such advance payments, or (iii) either a majority of the Managing General Partners who are neither interested persons (as defined in the 1940 Act) of the Partnership nor are parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that such Covered Person will be found entitled to indemnification under this
Section 4.14.

     5.   LIMITED PARTNERS

          5.1 Identity of Limited Partners. The names of the Limited Partners and their last known business or residence addresses, together with the amounts of their contributions and their current Share ownership, shall be set forth in alphabetical order in the Partnership List.

          5.2 Admission of Limited Partners. The Managing General Partners may admit a purchaser of Shares as a Limited Partner, upon (i) the execution by such purchaser of such subscription documents and other instruments as the Managing General Partners may deem necessary or desirable to effectuate such admission, which documents, if any shall be required, shall be described in the Partnership's Registration Statement, (ii) the purchaser's acceptance of all the terms and provisions of this Partnership Agreement, including the power of attorney set forth in Section 15.9 hereof, as the same may have been amended in such manner as shall be specified by the Managing General Partners, and (iii) the addition of such purchaser to the Partnership List. The admission of a purchaser as a Limited Partner shall be effective upon his addition to the Partnership List provided good payment has been received by the Partnership for the purchased Shares. The Managing General Partners shall cause the Partnership List to be amended daily on each day that its Transfer Agent is open for business to reflect the admission of new Limited Partners. In no event shall the consent or approval of any of the Limited Partners be required to effectuate such admission. Each purchaser of a Share of the Partnership who becomes a Limited Partner shall be bound by all the terms and conditions of this Partnership Agreement including, without limitation, the allocation of income, gains, losses, deductions and credits as provided in Section 10.3. Notwithstanding anything in this Partnership Agreement to the contrary, the Managing General Partners reserve the right to refuse to admit any Person as a Limited Partner who has not completed, signed and furnished to the Partnership or its designated agent an account application, a Certificate of Foreign Status on Form W-8 or such other required documents as may be described in the Registration Statement, and any other Person if, in their judgment, it would not be in the Partnership's best interests to admit such Person.

          5.3 Contributions of the Limited Partners. The amount contributed by each Limited Partner to the Partnership shall be the amount actually invested in Shares of the Partnership at their Net Asset Value, which amount shall not include any sales charges and which amount may be less than the offering price paid by such Limited Partner for his Shares to the extent the offering price includes any sales charges. All contributions shall be made in U.S. dollars, which shall be invested in Shares of the Partnership at Net Asset Value. The amount of such contributions and the number of Shares owned by each Partner shall be set forth in the Partnership List.

          5.4 Additional Contributions of Limited Partners. No Limited Partner shall be required to make any additional contributions to (or investments in) or lend additional funds to the Partnership, and no Limited Partner shall be liable for any additional assessment therefor. A Limited Partner may make an additional contribution (or investment), however, at his option through the purchase of additional Shares subject to the same terms and conditions as his initial contribution.

          5.5 Use of Contributions. The aggregate of all capital contributions shall be, and hereby are agreed to be, available to the Partnership to carry out the objects and purposes of the Partnership.

          5.6 Redemption by Limited Partners. A Limited Partner may redeem his Shares at any time in accordance with Section 8. The Managing General Partners shall cause the Partnership List to be amended daily on each day that its Transfer Agent is open for business to reflect the redemption of Shares by any Limited Partner and the withdrawal or return through such redemption, in whole or in part, of the contribution of any Limited Partner. Except as provided in Sections 8.1, 10.4 and 12.2 hereof, a Limited Partner shall have no right to the return or withdrawal of his contribution.

          5.7  Minimum Contribution and Mandatory Redemption.
The Managing General Partners shall determine the minimum amounts required for the initial or additional contributions of a Limited Partner, which amounts may, from time to time, be changed by the Managing General Partners. Additionally, the Managing General Partners may, from time to time, establish a minimum total investment for Limited Partners, and there is reserved to the Partnership the right to redeem automatically the interest of any Limited Partner the value of whose investment, due to redemptions, is less than such minimum upon the giving of at least 30 days' notice to such Limited Partner, provided that such minimum total investment is not greater than the investment of any Limited Partner at the time the new minimum total investment becomes effective. The amounts which the Managing General Partners shall fix from time to time for initial or additional contributions and the amount of the minimum total investment shall be stated in the Partnership's current Registration Statement.

          5.8  Limited Liability.

               (a) No Limited Partner shall be liable for any debts or obligations of the Partnership and each Limited Partner shall be indemnified by the Partnership against any such liability; provided, however, that contributions of a Limited Partner and his share of any undistributed assets of the Partnership shall be subject to the risks of the operations of the Partnership and subject to the claims of the Partnership's creditors, and provided further, that after any Limited Partner has redeemed his Shares or otherwise received the return of any part of his contribution or any distribution of assets of the Partnership, he will be liable to the Partnership for:

                    (i)   any money or other property wrongfully
distributed to him; and

                    (ii) any sum, not in excess of the amount of such distribution, necessary to discharge any liabilities of the Partnership to creditors who extended credit or whose claims arose before such returns or distributions were made, but only to the extent that the assets of the Partnership are not sufficient to discharge such liabilities.

               The obligation of a Limited Partner to return all or any part of a distribution made to him shall be the sole obligation of such Limited Partner and not of the General
Partners.

               (b) If an action is brought against a Limited Partner to satisfy an obligation of the Partnership, the Partnership, upon notice from the Limited Partner about the action, will either pay the claim itself or, if the Partnership believes the claim to be without merit, will undertake the defense of the claim itself.

               (c)  The General Partners shall not have any
personal liability to any Holder of Shares or to any Limited Partner for the repayment of any amounts standing in the account of a Limited Partner including, but not limited to, contributions with respect to such Shares. Any such payment shall be solely from the assets of the Partnership. The General Partners shall not be liable to any Holder of Shares or to any Limited Partner by reason of any change in the Federal income tax laws or any State or local income or franchise tax laws as they apply to the Partnership or the Limited Partners, whether such change occurs through legislative, judicial or administrative action, so long as the General Partners have acted in good faith and in a manner reasonably believed to be in the best interests of the Limited Partners.

          5.9 No Power to Control Operations. A Limited Partner shall have no right to and shall take no part in control of the Partnership's operations or activities but may exercise the rights and powers of a Limited Partner under this Partnership Agreement, including without limitation, the voting rights and the giving of consents and approvals provided for in Section 9 hereof. The exercise of such rights and powers are deemed to be matters affecting the basic structure of the Partnership and not the control of its operations or activities.

          5.10 Tax Responsibility.  Each Limited Partner shall
(a) provide the Managing General Partners with any tax information which may be required under applicable law, (b) pay any penalties imposed on such Limited Partner for any non-compliance with applicable tax laws, and (c) be subject to withholding of income tax by the Partnership to the extent required by law.

     6.   SHARES OF PARTNERSHIP INTEREST

          All interests in the Partnership, including contributions by the General Partners, pursuant to Section 4.3 and by the Limited Partners, pursuant to Section 5.3, shall be expressed in units of participation herein referred to as "Shares" (which term includes fractional Shares). Each Share shall represent an equal proportionate interest in the income and assets of the Partnership with each other Share outstanding.

    7.   PURCHASE AND EXCHANGE OF SHARES

          7.1 Purchase of Shares. The Partnership may offer Shares on a continuing basis to investors. Except for the initial purchase of Shares by the initial Limited Partner and the General Partners, all Shares issued shall be issued and sold at the Net Asset Value (plus such sales charge or other charge as may be applicable to the purchase of the Shares) next computed after receipt of a purchase order in accordance with the Partnership's Registration Statement in effect at the time the order is received. Only investors who agree to be admitted, and who are eligible for admission, as Limited Partners pursuant to Section
5.2 shall be eligible to purchase Shares (unless such investor has already been admitted as a Partner). Orders for the purchase of Shares shall be accepted on any day that the Partnership's Transfer Agent is open for business (which shall normally be limited to those days when the New York Stock Exchange is open for business). The form in which purchase orders may be presented shall be as set forth in the Partnership's Registration Statement in effect at the time the order is received. The Managing General Partners on behalf of the Partnership reserve the right to reject any specific order and to suspend the Partnership's offering of new Shares at any time. Payment for all Shares must be made in U.S. dollars.

          7.2 Net Asset Value. The Net Asset Value per Share of the Partnership shall be determined as of the close of the New York Stock Exchange on each day the Exchange is open for trading or as of such other time or times as the Managing General Partners may determine in accordance with the provisions of the 1940 Act. The Net Asset Value per Share shall be expressed in U.S. dollars and shall be computed by dividing the value of all the assets of the Partnership, less its liabilities, by the number of Shares outstanding (including Shares held by General Partners). Portfolio securities will be valued at their fair value using methods determined in good faith by the Managing General Partners in accordance with the 1940 Act. The Partnership may suspend the determination of the Net Asset Value during any period when the New York Stock Exchange is closed, other than customary weekend and holiday closings, during periods when trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission") or during any emergency as determined by the Commission which makes it impracticable for the Partnership to dispose of its securities or value its assets, or during any other period permitted by order of the Commission for the protection of investors.

          7.3 Exchange of Shares. Shares of the Partnership may be exchanged for (i.e., redeemed and reinvested in) shares of other investment companies as provided in the Partnership's Registration Statement in effect at the time of the exchange.

     8.   REDEMPTION OR REPURCHASE OF SHARES

          8.1  Redemption of Shares.

               (a) The Partnership will redeem from any Partner all or any portion of the Shares owned by him provided that the Partner delivers to the Partnership or its designated agent notice of such redemption, stating the number of Shares to be redeemed, together with a properly endorsed Share certificate(s) where certificate(s) have been issued, in good order for transfer and in proper form as determined by the Managing General Partners and the Partnership's Transfer Agent. The Partner shall be entitled to payment in U.S. Dollars of the Net Asset Value of his Shares (as set forth in Section 7.2 hereof). Any such redemption shall be in accordance with Section 4 with respect to General Partners or Section 5 with respect to Limited Partners. Any distribution upon redemption pursuant to this Section 8.1 shall, in accordance with Section 10.4 below, constitute a return in full of the redeeming Partner's contribution attributable to the Shares which are redeemed regardless of the amount distributed with respect to such Shares. No consent of any of the Partners shall be required for the withdrawal or return of a Limited Partner's contribution. The Managing General Partners shall have sole discretion to determine the amount of cash to be distributed to a withdrawing Partner. All redemptions shall be recorded on the Partnership List, which shall be amended daily on each day that the Partnership's Transfer Agent is open for business.

               (b) The Managing General Partners may suspend redemptions and defer payment of the redemption price at any time, subject to the Rules and Regulations of the Securities and Exchange Commission. The Partnership may suspend or withhold redemptions or repurchases of shares (including exchanges pursuant to Section 7.3) or redeem shares for the purpose of satisfying any tax withholding obligations under Federal or state tax laws.

          8.2 Payment for Redeemed Shares. Payments for Shares redeemed or repurchased by the Partnership will be made in U.S. Dollars within seven days after receipt by the Partnership's Transfer Agent of a written redemption request in proper form as specified in Section 8.1 above. If a redemption request is received with respect to Shares for which the Partnership has not yet received good payment, the Partnership may delay the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such Shares.

     9.   MATTERS AFFECTING THE PARTNERSHIP'S BASIC STRUCTURE

          9.1  Rights of Limited Partners.

               (a)  As provided in the Partnership Act, the
Limited Partners shall have the right to vote together with the General Partners in accordance with the provisions of this
Section 9 only upon the following matters affecting the basic structure of the Partnership, which include the voting, approval, consent or similar rights required under the 1940 Act for voting security holders:

                    (i)   the right to remove General Partner(s);

                    (ii)  the right to elect new General
Partner(s), except in the circumstance where the last remaining or surviving General Partner has been removed;

                    (iii) the right to approve or terminate
investment advisory, underwriting and distribution contracts and plans;

                    (iv)  the right to ratify or reject the
appointment and to terminate the employment of the independent public accountants of the Partnership;

                    (v)   the right to approve or disapprove the
sale of all or substantially all of the assets of the Partnership;

                    (vi)  the right to approve the incurrence of
indebtedness by the Partnership other than in the ordinary course of its operations;

                    (vii) the right to approve transactions in which the General Partners have an actual or potential conflict of interest with the Limited Partners or the Partnership;

                    (viii)the right to terminate the Partnership, as provided in Section 12 hereof;

                    (ix)  the right to elect to continue the
operations of the Partnership, except in circumstances where the last remaining or surviving General Partner has been removed; and

                    (x)   the right to amend this Partnership
Agreement, including, without limitation, the right to approve or disapprove proposed changes in the investment and operating limitations set forth in Section 3.3 and the right to approve or disapprove proposed changes in the nature of the Partnership's activities as such activities are described herein; provided, however, that no such amendment shall conflict with the 1940 Act so long as the Partnership intends to remain registered thereunder, nor affect the liability of the General Partners without their consent nor the limited liability of the Limited Partners as provided under Section 5.8 above.

               Notwithstanding the foregoing, the right of Limited Partners to vote on matters affecting the basic structure of the Partnership as designated herein shall not be construed as a requirement that all such matters be submitted to the Limited Partners for their approval or be so approved to the extent such approval is not required by the Partnership Act, the 1940 Act or this Partnership Agreement.

               (b)  Notwithstanding the foregoing, no vote,
approval or other consent shall be required of the Limited Partners with respect to any matter not affecting the basic structure of the Partnership, including, without limitation, the following: (i) any change in the amount or character of the contribution of any Limited Partner; (ii) any change in the procedures for the purchase or redemption of Shares, (iii) the substitution or deletion of a Limited Partner; (iv) the admission of any additional Limited Partner; (v) the retirement, resignation, death or incompetency of a Managing General Partner;
(vi) any addition to the duties or obligations of the General Partners, or any reduction in the rights or powers granted to the General Partners herein, for the benefit of the Limited Partners;
(vii) the correction of any false or erroneous statement, or change in any statement in order to make such statement accurately represent the agreement among the General and Limited Partners, in this Partnership Agreement; (viii) the addition of any omitted provision or amendment of any provision to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof; or (ix) such amendments as may be necessary to conform this Partnership Agreement to the requirements of the Partnership Act, the 1940 Act, the Tax Code or any other law or regulation applicable to the Partnership.

               (c) The Limited Partners shall have no right or power to cause the termination and dissolution of the Partnership except as set forth in this Partnership Agreement. No Limited Partner shall have the right to bring an action for partition against the Partnership.

          9.2 Action of the Partners. Actions which require the vote of the Limited Partners under Section 9.1 of this Partnership Agreement shall be taken at a meeting of both the General and Limited Partners, or by consent without a meeting as provided in Section 9.10. All Partners' meetings shall be held at such place as the Managing General Partners shall designate. The Partners may vote at any such meeting in person or by proxy.

          9.3 Meetings. Meetings of the Partnership for the purpose of taking any action which the Limited Partners are permitted to take under this Partnership Agreement may be called by a majority vote of the Managing General Partners or by Limited Partners representing 10% or more of the outstanding Shares. Written notice of such meeting shall be given in accordance with
Section 9.4.

          9.4  Notices.

               (a) Whenever Partners are required or permitted to take any action at a meeting, a written notice of the meeting shall be given not less than ten (10), nor more than sixty (60), days before the date of the meeting to each Partner entitled to vote at the meeting. The notice shall state the place, date, and hour of the meeting and the general nature of the business to be transacted, and no other business may be transacted.

               (b) Notice of a Partners' meeting or any report shall be given either personally or by mail or other means of written communication, addressed to the Partner at the address of the Partner appearing on the books of the Partnership or given by the Partner to the Partnership for the purpose of notice, or, if no address appears or is given, at the place where the principal executive office of the Partnership is located or by publication at least once in a newspaper of general circulation in the county in which the principal executive office is located. The notice or report shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by other means of written communication. An affidavit of mailing of any notice or report in accordance with the provisions of this subsection, executed by a General Partner, shall be prima facie evidence of the giving of the notice or report.

          If any notice or report addressed to the Partner at the address of the Partner appearing on the books of the Partnership is returned to the Partnership marked to indicate that the notice or report to the Partner could not be delivered at such address, all future notices or reports shall be deemed to have been duly given without further mailing if they are available for the Partner at the principal executive office of the Partnership for a period of one year from the date of the giving of the notice or report to all other Partners.

               (c) Upon written request to the General Partners by any person entitled to call a meeting of Partners, the General Partners immediately shall cause notice to be given to the Partners entitled to vote that a meeting will be held at a time requested by the person calling the meeting, not less than ten
(10), nor more than sixty (60), days after the receipt of the request. If the notice is not given within twenty (20) days after receipt of the request, the person entitled to call the meeting may give the notice.

          9.5 Validity of Vote for Certain Matters. Any Partner approval at a meeting, other than unanimous approval by those entitled to vote, with respect to the matters set forth in
Section 9.1(a) shall be valid only if the general nature of the proposal so approved was stated in the notice of meeting or in any written waiver of notice.

          9.6 Adjournment. When a Partners' meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Partnership may transact any business which might have been transacted at the original meeting. If the adjournment is for more than forty-five (45) days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each Partner of record entitled to vote at the meeting in accordance with
Section 9.4.

          9.7 Waiver of Notice and Consent to Meeting. The transactions of any meeting of Partners, however called and noticed, and wherever held, are as valid as though had at a meeting duly held after regular call and notice, if a quorum is present either in person or by proxy, and if, either before or after the meeting, each of the persons entitled to vote, not present in person or by proxy, signs a written waiver of notice or a consent to the holding of the meeting or an approval of the minutes thereof. All waivers, consents, and approvals shall be filed with the Partnership records or made a part of the minutes of the meeting. Attendance of a person at a meeting shall constitute a waiver of notice of the meeting, except when the person objects, at the beginning because the meeting is not lawfully called or convened and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters required to be included in the notice of the meeting but not so included, if the objection is expressly made at the meeting. Neither the business to be transacted at nor the purpose of any meeting of Partners need be specified in any written waiver of notice, except as provided in Section 9.6.

         9.8 Quorum. The presence in person or by proxy of more than forty percent (40%) of the outstanding Shares on the record date for any meeting constitutes a quorum at such meeting. The Partners present at a duly called or held meeting at which a quorum is present may continue to transact business until adjournment notwithstanding the withdrawal of enough Partners to leave less than a quorum, if any action taken (other than adjournment) is approved by Partners holding a majority of the Shares then represented at such meeting (except as otherwise may be required by the 1940 Act or the Partnership Act). In the absence of a quorum, any meeting of Partners may be adjourned from time to time by the vote of a majority in interest of the Limited Partners represented either in person or by proxy, but no other business may be transacted except as provided in this
Section 9.8. The Managing General Partners may adjourn such meeting to such time or times as determined by the Managing General Partners.

          9.9 Required Vote. Any action which requires the vote of the Limited Partners may be taken by the General Partners with
(i) the Majority Vote of the then outstanding Shares or (ii) if at a meeting, with a majority vote of those Shares present if the quorum requirements of Section 9.8 hereof have been satisfied (except as otherwise may be required by the 1940 Act or the Partnership Act); provided, however, that the admission of a General Partner shall require the affirmative vote of at least a majority of the then outstanding Shares, and provided further, that the admission of a General Partner or an election to continue the operations of the Partnership after a General Partner ceases to be a General Partner (other than by removal) when there is no remaining or surviving General Partner shall require the affirmative vote of all the Limited Partners.

          9.10 Action by Consent Without a Meeting. Any action which may be taken at any meeting of the Partners may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by Partners having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting. In the event the Limited Partners are requested to consent on a matter without a meeting, each Partner shall be given notice of the matter to be approved in the same manner as described in Section 9.4. In the event any General Partner, or Limited Partners representing 10% or more of the outstanding Shares request a meeting for the purpose of discussing or voting on the matter, notice of such meeting shall be given in accordance with Section 9.4 and no action shall be taken until such meeting is held. Unless delayed in accordance with the provisions of the preceding sentence, any action taken without a meeting will be effective ten (10) days after the required minimum number of voters have signed the consent; however, the action will be effective immediately if the General Partners and Limited Partners representing at least 90% of the Shares of the Partners have signed the consent.

          9.11 Record Date.

               (a) In order that the Partnership may determine the Partners of record entitled to notices of any meeting or to vote, or entitled to receive any distribution or to exercise any rights in respect of any other lawful action, the Managing General Partners, or Limited Partners representing more than 10% of the Shares then outstanding, may fix, in advance, a record date which is not more than sixty (60) or less than ten (10) days prior to the date of the meeting and not more than sixty (60) days prior to any other action. If no record date is fixed, the record date shall be determined as provided in the Partnership Act.

               (b)  The determination of Partners of record
entitled to notice of or to vote at a meeting of Partners shall apply to any adjournment of the meeting unless the Managing General Partners, or the Limited Partners who called the meeting, fix a new record date for the adjourned meeting, but the Managing General Partners, or the Limited Partners who called the meeting, shall fix a new record date if the meeting is adjourned for more than forty-five (45) days from the date set for the original meeting.

               (c) Any Holder of a Share prior to the record date for a meeting shall be entitled to vote at such meeting, provided such person becomes a Partner prior to the date of the meeting.

          9.12 Proxies. A Partner may vote at any meeting of the Partnership by a proxy executed in writing by the Partner. All such proxies shall be filed with the Partnership before or at the time of the meeting. The law of California pertaining to corporate proxies will be deemed to govern all Partnership proxies as if they were proxies with respect to shares of a California corporation. A proxy may be revoked by the person executing the proxy in a writing delivered to the Managing General Partners at any time prior to its exercise. Notwithstanding that a valid proxy is outstanding, powers of the proxy holder will be suspended if the person executing the proxy is present at the meeting and elects to vote in person.

          9.13 Number of Votes. All Shares have equal voting rights. Each Partner shall have the right to vote the number of Shares standing of record in such Partner's name as of the record date set forth in the notice of meeting.

     10.  DISTRIBUTIONS AND ALLOCATION OF PROFITS AND LOSSES

          10.1 Fees of General Partners. As compensation for services rendered to the Partnership, each Managing General Partner may be paid a fee during each year, which fee shall be fixed by the Managing General Partners. All the General Partners shall be entitled to reimbursement of reasonable expenses incurred by them in connection with their performance of their duties as General Partners. Neither payment of compensation or reimbursement of expenses to a General Partner hereunder nor payment of fees to any Affiliate of a General Partner for the performance of services to the Partnership shall be deemed a distribution for purposes of Section 10.2, nor shall any such payment affect such person's right to receive any distribution to which he would otherwise be entitled as a Holder of Shares.

          10.2 Distributions of Income and Gains. Subject to the provisions of the Partnership Act and the terms of Section
10.4 hereof, the Managing General Partners in their sole discretion shall determine the amounts, if any, to be distributed to Holders of Shares, the record date for purposes of such distributions and the time or times when such distributions shall be made. Distributions of income may be in cash (U.S. Dollars) or in additional full and fractional Shares of the Partnership, at the option of the Holder of Shares, valued at the Net Asset Value on the record date, which amount may be less than the offering price to the extent it includes any sales charges. With respect to capital gains, the Managing General Partners may determine at least annually what portion, if any, of the Partnership's capital gains will be distributed and any such distribution may be in cash or in additional full and fractional Shares of the Partnership at the Net Asset Value on the record date. Notwithstanding the foregoing, the Managing General Partners shall not be required to make any distribution of income or capital gains for any taxable year. The Managing General Partners may require that such distributions be reinvested in additional shares of the Partnership, determine that no withdrawal should be made from an account, or institute withholding of taxes pursuant to Federal or state tax laws on distributions with respect to shares held by any Person who has failed to complete, sign and furnish to the Partnership or its designated agent an account application, a Certificate of Foreign Status on Form W-8 or such other required documents as may be described in the Registration Statement.

          10.3 Allocation of Income, Gains, Losses, Deductions and Credits. The net income, gains, losses, deductions and credits of the Partnership shall be allocated equally among the outstanding Shares of the Partnership on a regular basis to be determined by the Managing General Partners. The net income earned by the Partnership shall consist of the interest accrued on portfolio securities, less expenses, since the most recent determination of income. Original issue discount will be amortized as an income item. Market discount and premiums will be treated as capital items except as otherwise required for Federal income tax purposes. Expenses of the Partnership will be accrued on a regular basis to be determined by the Managing General Partners. A Holder of a Share shall be allocated the proportionate part of such items actually realized by the Partnership for each such full accrual period during which such Share was owned by such Holder. A person shall be deemed to be a Holder of a Share on a specific day if he is the record holder of such Share on such day (regardless of whether or not such record holder has yet been admitted as a Partner).

          10.4 Returns of Contributions. Except upon dissolution of the Partnership by expiration of its terms or otherwise pursuant to Section 12 hereof (which shall be the time for return to each Partner of the value of the Shares acquired by his contributions, subject to the priorities therein), and except upon redemption of Shares of the Partnership as provided in
Section 8, no Partner has the right to demand return of any part of his contribution. The Managing General Partners may, however, from time to time, elect to permit partial returns of the value of the Shares acquired by his contributions to Holders of Shares, provided that:

               (a) all liabilities of the Partnership to persons other than General and Limited Partners have been paid or, in the good faith determination of the Managing General Partners, there remains property of the Partnership sufficient to pay them; and

               (b)  the Managing General Partners cause the
Partnership List to be amended to reflect a reduction in contributions.

               In the event that the Managing General Partners elect to make a partial return of the value of Shares acquired by contributions to Holders of Shares, such distribution shall be made pro rata to all of the Holders of Shares in accordance with the number of Shares held by each. Each General and Limited Partner, by becoming such, consents to any such pro rata distribution therefore or thereafter duly authorized and made in accordance with such provisions and to any distribution through redemption of Shares pursuant to Section 8 above.

          10.5 Capital Accounts. In addition to any capital accounts required to be maintained for accounting purposes in accordance with generally accepted accounting principles, the Partnership shall maintain two Capital Accounts for each Partner, one for book purposes and the other for tax purposes. Each such Capital Account shall be maintained in accordance with the requirements of Treasury Regulations Section 1.704-1(b). Each such Capital Account shall be credited with the Partner's capital contributions and share of profits, shall be charged with such Partner's share of losses, distributions and withholding taxes (if any) and shall otherwise appropriately reflect transactions of the Partnership and the Partners. At the end of each day, the book Capital Accounts of all Partners shall be adjusted to reflect unrealized appreciation or depreciation in the value of the Partnership's assets which accrued on that day. Further adjustments shall then be made to reflect any purchases and redemptions of Shares by the Partners. The intent of these adjustments is to achieve consistency and equivalence between book Capital Accounts and the Net Asset Value per Share used to determine the value of the Shares purchased, redeemed or liquidated in accordance with industry practice for investment partnerships such as the Partnership. Adjustments to tax Capital Accounts to take into account allocations of gains and losses realized by the Partnership for tax purposes shall be made in the manner described in Section 10.6. A Substituted Limited Partner shall be deemed to succeed to the book and tax Capital Accounts of the Partner whom such Substituted Limited Partner replaced.

          10.6 Allocations for Tax Purposes.

               (a) General. For each fiscal year, items of income, deduction, loss or credit from normal operations (other than from the disposition or deemed disposition of assets of the Partnership) shall be allocated for income tax purposes among the Partners in proportion to the amounts distributed to them during such year pursuant to Sections 10.3 and 10.4 hereof. The Partners' tax Capital Accounts shall be adjusted to reflect allocations of such items of income, deduction, loss or credit.

               (b) Special Allocations. Allocations of gains and losses from the disposition or deemed disposition of assets of the Partnership to Partners for tax purposes shall be made in accordance with the following method which is intended to ensure that allocations for tax purposes reflect the economic experience of the Partners with respect to their interests in the
Partnership:

                    (i)   With respect to each Partner, a daily
account of unrealized appreciation/depreciation and realized gain/loss shall be maintained. Each day's net unrealized appreciation/depreciation in the assets of the Partnership and each day's net realized gains/losses of the Partnership shall be allocated to the Partners in proportion to their book Capital Account balances at the beginning of such day. Any entry of realized gain or loss into any Partner's account for net realized gains/losses shall result in an equal and offsetting adjustment to the Partner's account for net unrealized appreciation/ depreciation for that day. Purchases of Shares and partial or complete redemptions of Shares shall be regarded as occurring at the end of each day, after entries and adjustments in the Partners' accounts for net unrealized appreciation/depreciation and net realized gains/losses have been made. The amounts for each Partner's share of net unrealized appreciation/depreciation and net realized gains/losses, together with adjustments made to reflect purchases or redemptions of Shares, shall be combined to arrive at each Partner's ending book Capital Account balance for the day.

                    (ii)  At the end of each year, the daily
amounts of net unrealized appreciation/depreciation and net realized gains/losses shall be aggregated to arrive at a total amount for net unrealized appreciation/depreciation and a total amount for net realized gains/losses for each Partner for the year. These two amounts shall be combined to arrive at each Partner's "Investment Experience." Net gains realized by the Partnership shall be allocated among the Partners whose Investment Experience is positive, and each such Partner's allocable share of such gains for tax purposes shall be equal to a fraction the numerator of which is the Partner's Investment Experience and the denominator of which is the total Investment Experience of the Partners whose Investment Experience is positive. Net losses realized by the Partnership shall be allocated among the Partners whose Investment Experience is negative, and each such Partner's allocable share of such losses shall be computed in the manner described in the previous sentence, except that the word "negative" shall be substituted for the word "positive." Each Partner's tax Capital Account shall then be adjusted to reflect such Partner's allocable share of Partnership realized gains or losses for such year. The Partners' accounts for unrealized appreciation/depreciation and net realized gains/losses, adjusted appropriately to reflect the allocation of the net gain realized or the net loss realized, shall be carried over to the next year.

                    (iii) In the event of a partial or complete redemption of Shares which results in a distribution in excess of a Partner's tax Capital Account, the Partnership may make an election to adjust the basis of Partnership assets under Section 754 of the Code, and the Partnership may increase the tax basis of its Partnership assets in accordance with Section 743(b) and 755 of the Code by the difference between the amount of the distribution made to the redeeming Partner in redemption of his Shares and his tax Capital Account.

               (c) Minimum Gain Chargeback. A Partner's share of Minimum Gain shall be computed in accordance with Treasury Department Regulations Section 1.704-1(b)(4)(iv)(f). In the event that there is a net decrease in the Partnership's Minimum Gain during any taxable year and any Partner has a negative book Capital Account (after taking into account reductions for items described in paragraphs (4), (5) and (6) of Treasury Department Regulations Section 1.704-1(b)(2)(ii)(d)) and such negative balance exceeds the sum of (i) the amount that such Partner is obligated to restore upon liquidation of the Partnership and (ii) such Partner's share of the Minimum Gain at the end of such taxable year, such Partner shall be allocated Partnership profits for such year (and, if necessary, subsequent years) in an amount necessary to eliminate such excess negative balance as quickly as possible. Allocations of profits to such Partners having such excess negative book Capital Accounts shall be made in proportion to the amounts of such excess negative book Capital Account balances. The term "Minimum Gain" means the excess of the outstanding balances of all nonrecourse indebtedness which is secured by property of the Partnership over the adjusted basis of such property for federal income tax purposes, as computed in accordance with the provisions of Treasury Department Regulations
Section 1.704-1(b)(4)(iv)(c).

               (d) Qualified Income Offset. Notwithstanding anything in Sections 10.3 and 10.6 to the contrary, in the event any Partner unexpectedly receives any adjustments, allocations or distributions described in Treasury Department Regulations Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(d)(5) or 1.704-
1(b)(2)(ii)(d)(6), items of Partnership income (including gross income) and gain shall be specially allocated to such Partner in an amount and manner sufficient to eliminate the deficit balance in his book Capital Account (in excess of (i) the amount he is obligated to restore upon liquidation of the Partnership or upon liquidation of his interest in the Partnership and (ii) his share of the Minimum Gain) created by such adjustments, allocations or distributions as quickly as possible.

     11.  ASSIGNMENT OF SHARES; SUCCESSOR IN INTEREST;
SUBSTITUTION OF PARTNERS

          11.1 Prohibition on Assignment. Except for redemptions as provided in Section 8, a Partner shall not have the right to sell, transfer or assign his Shares to any other person, but may pledge them as collateral.

          11.2 Rights of the Holders of Shares as Collateral or Judgment Creditor. In the event that any person who is holding Shares as collateral or any judgment creditor becomes the owner of such Shares due to foreclosure or otherwise, such person shall not have the right to be substituted as a Limited Partner, but shall only have the rights, upon the presentation of evidence satisfactory to the Managing General Partners of his right to succeed to the interests of the Limited Partner, set forth immediately below:

               (a) To redeem the Shares in accordance with the provisions of Section 8 hereof; and

               (b) To receive any subsequent distributions made with respect to such Shares.

              Upon receipt by the Partnership of evidence satisfactory to the Managing General Partners of his ownership of Shares, the owner shall become a Holder of Record of the subject Shares and his name shall be recorded on the books of record of the Partnership maintained for such purpose either by the Partnership or its Transfer Agent. Such owner shall be liable to return any excess distributions pursuant to Section 5.8(a). However, although such owner shall own an equity interest in the Partnership in the form of Shares, such owner shall have none of the rights or obligations of a Substituted Limited Partner unless and until he is admitted as such.

          11.3 Death, Incompetency, Bankruptcy or Termination of the Existence of a Partner. In the event of the death or an adjudication of incompetency or bankruptcy of an individual Partner (or, in the case of a Partner that is a corporation, association, partnership, joint venture or trust, an adjudication of bankruptcy, dissolution or other termination of the existence of such Partner), the successor in interest of such Partner (including without limitation the Partner's executor, administrator, guardian, conservator, receiver or other legal representative), upon the presentation of evidence satisfactory to the Managing General Partners of his right to succeed to the interests of the Partner, shall have the rights set forth below:

               (a)  to redeem the Shares of the Partner in
accordance with the provisions of Section 8 hereof;

               (b) to receive any subsequent distributions made with respect to such Shares; and

               (c) to be substituted as a Limited Partner upon compliance with the conditions of the admission of a Limited
Partner as provided in Sections 5 and 11 hereof.

               Upon receipt by the Partnership of evidence satisfactory to the Managing General Partners of his right to succeed to the interests of the Partner, the successor in interest shall become a Holder of Record of the subject Shares and his name shall be recorded on the books of record of the Partnership maintained for such purpose either by the Partnership or its Transfer Agent.

          11.4 Substituted Limited Partners.

               (a)  A person shall not become a Substituted
Limited Partner unless the Managing General Partners consent to such substitution (which consent may be withheld in their absolute discretion) and receive such instruments and documents (including those specified in Section 5.2), and a reasonable transfer fee as the Managing General Partners shall require.

               (b) The original Limited Partner shall cease to be a Limited Partner, and the person to be substituted shall become a Substituted Limited Partner, as of the date on which the person to be substituted has satisfied the requirements set forth above and as of the date the Partnership List is amended to reflect his admission as a Substituted Limited Partner. The Managing General Partners agree to cause such amendments to the Partnership List to be processed daily on each day that its Transfer Agent shall be open for business. Thereafter the original Limited Partner shall have no rights or obligations with respect to the Partnership insofar as the Shares transferred to the Substituted Limited Partner are concerned other than liabilities which the original Limited Partner may have had to the Partnership on the date of transfer, and the Substituted Limited Partners shall be liable to return any excess distributions pursuant to Section 5.8(a) hereof.

               (c)  Unless and until a person becomes a
Substituted Limited Partner, his status and rights shall be limited to the rights of a Holder of Shares pursuant to Sections 11.3(a) and 11.3(b). A Holder of Shares who does not become a Substituted Limited Partner shall have no right to inspect the Partnership's books or to vote on any of the matters on which a Limited Partner would be entitled to vote. A Holder of Shares who has become a Substituted Limited Partner has all the rights and powers, and is subject to the restrictions and liabilities of a Limited Partner under this Agreement.

               (d) Any person admitted to the Partnership as Substituted Limited Partner shall be subject to and bound by the provisions of this Partnership Agreement as if originally a party to this Partnership Agreement.

     12.  DISSOLUTION AND TERMINATION OF THE PARTNERSHIP

          12.1 Dissolution. The Partnership shall be dissolved and its affairs shall be wound up upon the happening of the first to occur of the following:

               (a)  the stated term of the Partnership has
expired unless the Partners by a Majority Vote have previously amended the Partnership Agreement to state a different term;

               (b) the Partnership has disposed of all of its assets;

               (c)  A General Partner has ceased to be a General
Partner and the remaining General Partners do not elect to continue the operations of the Partnership;

               (d) There is only one General Partner remaining and such General Partner has ceased to be a General Partner as set forth in Section 4.8; provided, however, that if the last remaining or surviving General Partner ceases to be a General Partner other than by removal, the Limited Partners may agree by unanimous vote to continue the operations of the Partnership and to admit one or more General Partners in accordance with the Partnership Agreement;

               (e) a decree of judicial dissolution has been entered by a court of competent jurisdiction; or

               (f) the Partners by a Majority Vote have voted to dissolve the Partnership.

          12.2 Liquidation.

               (a)  In the event of dissolution as provided in
Section 12.1, the assets of the Partnership shall be distributed as follows:

                    (i)   all of the Partnership's debts and
liabilities to persons (including Partners to the extent permitted by law) shall be paid and discharged, and any reserve deemed necessary by the Managing General Partners for the payment of such debts shall be set aside; and

                    (ii)  the balance of the assets of the
Partnership (and any reserves not eventually used to satisfy debts of the Partnership) shall be liquidated and distributed pro rata to the Partners in accordance with the number of Shares held by each.

               (b) Upon dissolution, each Partner shall look solely to the assets of the Partnership for the return of his capital contribution and shall be entitled to receive only a distribution of a pro-rata share of Partnership property and assets, as provided in Section 12.2(a). If the Partnership property remaining after the payment or discharge of the debts and liabilities of the Partnership is insufficient to return the capital contribution of each Limited Partner, such Limited Partner shall have no recourse against any General Partner, the assets of any other partnership of which any General Partner is a partner, or any other Limited Partner. The winding up of the affairs of the Partnership and the distribution of its assets shall be conducted exclusively by the Managing General Partners, who are authorized to do any and all acts and things authorized by law for these purposes. In the event of dissolution where there is no remaining General Partner, and there is a failure to appoint a new General Partner, the winding up of the affairs of the Partnership and the distribution of its assets shall be conducted by such person as may be selected by Majority Vote, which person is hereby authorized to do any and all acts and things authorized by law for these purposes.

          12.3 Termination. Upon the completion of the distribution of Partnership assets as provided in this Section and the termination of the Partnership, the General Partner(s) or other person acting as liquidator (or the Limited Partners, if necessary) shall cause the Certificate of Limited Partnership of the Partnership to be cancelled and shall take such other actions as may be necessary to legally terminate the Partnership.

     13.  BOOKS, RECORDS, ACCOUNTS AND REPORTS

          13.1 Books and Records.

               (a) The Partnership shall continuously maintain an office in the State of California, at which the following books and records shall be kept:

                    (i)   A Partnership List (or copy thereof)
which shall be a current list of the full name and last known business or residence address of each Partner, set forth in alphabetical order together with the contribution and the share in profits and losses of each Partner, which list shall separately identify the interests of General and Limited Partners.

                    (ii)  A copy of the Certificate of Limited
Partnership and all certificates of amendments thereto, together with executed copies of any powers of attorney pursuant to which any such certificate has been executed.

                    (iii) Copies of the Partnership's Federal, state and local income tax or information returns and reports, if any, for the six most recent taxable years.

                    (iv)  Copies of this Partnership Agreement
and all amendments thereto.

                    (v)   Financial statements of the Partnership
for the six most recent fiscal years.

                    (vi)  The Partnership's books and records for
at least the current and past three fiscal years.

               (b) The Partnership shall also maintain at its principal office such additional books and records as are necessary for the operation of the Partnership.

          13.2 Limited Partners' Rights to Records.

               (a) Upon the request of a Limited Partner, the Managing General Partners shall promptly deliver to the Limited Partner, at the Partnership's expense, a copy of the items set forth in Section 13.1(a)(i), (ii) and (iv), provided, however, that such books and records and the information contained therein shall be treated as confidential and that such access shall be for proper Partnership purposes only and not for the private or commercial use of any Partner and further provided that the Partnership may require a Partner to enter into an undertaking to that effect.

               (b) Each Limited Partner shall have the right upon reasonable request to each of the following:

                    (i)   To inspect and copy during normal
business hours, at the Limited Partner's expense (which shall include, without limitation, all Partnership costs to comply with such request, including any processing costs), any of the Partnership's records required to be kept pursuant to the Partnership Act.

                    (ii)  To obtain from the Managing General
Partners promptly after becoming available, at the Limited
Partner's expense, a copy of any Federal, state and local income tax or information returns required to be filed by the Partnership for each year.

               (c) The Managing General Partners shall promptly furnish to a Limited Partner a copy of any amendment to this Partnership Agreement executed by the Managing General Partners pursuant to a power of attorney from the Limited Partner.

               (d) The Managing General Partners shall send to each Partner within ninety (90) days after the end of each taxable year such information as is necessary to complete Federal and state income tax or information returns or such information as is required by the Tax Code.

               (e) At any time that the Partnership shall have more than 35 Limited Partners:

                    (i)   The Managing General Partners shall
cause an annual report to be sent to each of the Partners not later than 120 days after the close of the Partnership's fiscal year. That report shall contain a balance sheet as of the end of the fiscal year and an income statement and statement of changes in financial position for the fiscal year.

                    (ii)  Limited Partners representing at least
5% of the outstanding Shares of the Partnership may make a written request to the Managing General Partners for an income statement of the Partnership for the initial three-month, six-month or nine-month period of the current fiscal year ended more than thirty (30) days prior to the date of the request and a balance sheet of the Partnership as of the end of that period. The statement shall be delivered or mailed to the Limited Partners within thirty (30) days thereafter.

                    (iii) The financial statements referred to in this subsection shall be accompanied by the report thereon, if any, of the independent accountants engaged by the Partnership or, if there is no such report, the certificate of the Managing General Partners that such financial statements were prepared without audit from the books and records of the Partnership.

               (f) The Managing General Partners shall cause to be transmitted to each Partner such other reports and information as shall be required by the 1940 Act, the Partnership Act or the Tax Code.

          13.3 Accounting Basis and Fiscal Year.  The
Partnership's books and records (i) shall be kept on a basis chosen by the Managing General Partners in accordance with the accounting methods followed by the Partnership for Federal income tax purposes and otherwise in accordance with generally accepted accounting principles applied on a consistent basis, (ii) shall reflect all Partnership transactions, (iii) shall be appropriate and adequate for the Partnership's business and for the carrying out of all provisions of this Partnership Agreement, and (iv) shall be closed and balanced at the end of each Partnership fiscal year. The fiscal year of the Partnership shall be the calendar year.

          13.4 Tax Returns. The Managing General Partners, at the Partnership's expense, shall cause to be prepared any income tax or information returns required to be made by the Partnership and shall further cause such returns to be timely filed, including extensions, with the appropriate authorities.

          13.5 Filings with Regulatory Agencies. The Managing General Partners, at the Partnership's expense, shall cause to be prepared and timely filed, including extensions, with appropriate Federal and state regulatory and administrative bodies, all reports required to be filed with such entities under then current applicable laws, rules and regulations.

          13.6 Tax Matters and Notice Partner. The Managing General Partners shall designate one or more General Partners as the "Tax Matters Partner" and the "Notice Partner" of the Partnership in accordance with Sections 6231(a)(7) and (8) of the Tax Code, and each such Partner shall have no personal liability arising out of his good faith performance of his duties in such capacity. The "Tax Matters Partner" is authorized, at the Partnership's sole cost and expense, to represent and to retain legal counsel and accounting assistance to represent the Partnership and each Limited Partner in connection with all examinations of the Partnership affairs by tax authorities, including any resulting administrative and judicial proceedings. Each Limited Partner agrees to cooperate with the Managing General Partners and to do or refrain from doing any and all things reasonably required by the Managing General Partners to conduct such proceeding. The Managing General Partners shall have the right to settle any audits without the consent of the Limited Partners.

     14.  AMENDMENTS OF PARTNERSHIP DOCUMENTS

          14.1 Amendments in General. Except as otherwise provided in this Partnership Agreement, the Partnership Agreement may be amended only by the General Partners.

          14.2 Amendments Without Consent of Limited Partners.
In addition to any amendments otherwise authorized herein and except as otherwise provided, amendments may be made to this Partnership Agreement from time to time by the General Partners without the consent of any of the Limited Partners, including, without limitation, amendments: (i) to reflect the retirement, resignation, death or incompetency of a Managing General Partner;
(ii) to add to the duties or obligations of the General Partners, or to surrender any right or power granted to the General Partners herein, for the benefit of the Limited Partners; (iii) to correct any false or erroneous statement, or to make a change in any statement in order to make such statement accurately represent the agreement among the General and Limited Partners;
(iv) to supply any omission or to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or (v) to make such amendments as may be necessary to conform this Partnership Agreement to the requirements of the Partnership Act, the 1940 Act, the Tax Code or any other law or regulation applicable to the Partnership, as now or hereafter in effect.

          14.3 Amendments Needing Consent of Affected Partners. Notwithstanding any other provision of this Partnership Agreement, without the consent of the Partner or Partners to be affected by any amendment to this Agreement, this Agreement may not be amended to (i) convert a Limited Partner's interest into a General Partner's interest, (ii) modify the limited liability of a Limited Partner, (iii) alter the interest of a Partner in income, gain, loss, deductions, credits, and distributions other than by purchase or redemption of Shares, or (iv) increase, add or alter any obligation of any Limited Partner.

         14.4 Amendments to Certificate of Limited Partnership.

              (a) The Managing General Partners shall cause to be filed with the Secretary of State, within thirty (30) days after the happening of any of the following events, an amendment to the Certificate of Limited Partnership reflecting the occurrence of any of the following events:

                    (i)   A change in the name of the
Partnership.

                    (ii)  A change in either of the following:

                         (A)  The street address of the
Partnership's principal executive office.

                         (B)  If the principal executive office
is not in California, the street address of an office in California.

                    (iii) A change in the address of or the
withdrawal of any of the General Partners, or a change in the address of the agent for service of process, unless a corporate agent is designated, or appointment of a new agent for service of process.

                    (iv)  The admission of a new General Partner
and that Partner's address.

                    (v)   The discovery by the General Partner of
any false or erroneous material statement contained in the Certificate of Limited Partnership.

               (b) Any Certificate of Limited Partnership filed or recorded in jurisdictions other than California shall be amended as required by applicable law.

               (c) The Certificate of Limited Partnership may also be amended at any time in any other manner deemed appropriate by the General Partner.

          14.5 Amendments After Change of Law. This Agreement and any other Partnership documents may be amended and refiled, if necessary, by the Managing General Partners without the consent of the Limited Partners if there occurs any change that permits or requires an amendment of this Agreement under the Act or of any other Partnership document under applicable law, so long as no Partner is adversely affected (or consent is given by such Partner).

     15.  MISCELLANEOUS PROVISIONS

          15.1 Notices.

               (a)  Any written notice, offer, demand or
communication required or permitted to be given by any provision of this Partnership Agreement, unless otherwise specified herein, shall be deemed to have been sufficiently given for all purposes if delivered personally to the party to whom the same is directed or if sent by first class mail addressed (i) if to a General Partner, to the principal place of business and office of the Partnership specified in this Agreement and (ii) if to a Limited Partner, to such Limited Partner's address as set forth in the Partnership List; provided, however, that notice given by any other means shall be deemed sufficient if actually received by the party to whom it is directed.

               (b) Any such notice that is sent by first class mail shall be deemed to be given two (2) days after the date on which the same is mailed.

               (c) The Managing General Partners may change the Partnership's address for purposes of this Partnership Agreement by giving written notice of such change to the Limited Partners, and any Limited Partner may change his address for purposes of this Partnership Agreement by giving written notice of such change to the Managing General Partners, in the manner herein provided for the giving of notices.

          15.2 Section Headings.  The Section headings in this
Partnership Agreement are inserted for convenience and identification only and are in no way intended to define or limit the scope, extent or intent of this Partnership Agreement or any of the provisions hereof.

          15.3 Construction. Whenever the singular number is used herein, the same shall include the plural; and the neuter, masculine and feminine genders shall include each other, as applicable. If any language is stricken or deleted from this Partnership Agreement, such language shall be deemed never to have appeared herein and no other implication shall be drawn therefrom. The language in all parts of this Partnership Agreement shall be in all cases construed according to its fair meaning and not strictly for or against the General Partners or the Limited Partners.

          15.4 Severability. If any covenant, condition, term or provision of this Partnership Agreement is illegal, or if the application thereof to any person or in any circumstance shall to any extent be judicially determined to be invalid or unenforceable, the remainder of this Partnership Agreement, or the application of such covenant, condition, term or provision to persons or in circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby, and each remaining covenant, condition, term and provision of this Partnership Agreement shall be valid and enforceable to the fullest extent permitted by law.

          15.5 Governing Law. This Partnership Agreement shall be construed and enforced in accordance with, and governed by, California law.

          15.6 Counterparts. This Partnership Agreement may be executed in one or more counterparts, each of which shall, for all purposes, be deemed an original and all of such counterparts, taken together, shall constitute one and the same Partnership Agreement.

          15.7 Entire Agreement. This Partnership Agreement and the separate subscription agreements of each Limited Partner and General Partner constitute the entire agreement of the parties as to the subject matter hereof. All prior agreements among the parties as to the subject matter hereof, whether written or oral, are merged herein and shall be of no force or effect. This Partnership Agreement cannot be changed, modified or discharged orally but only by an agreement in writing. There are no representations, warranties, or agreements other than those set forth in this Partnership Agreement and such separate subscription agreements, if any.

          15.8 Cross-References. All cross-references in this Partnership Agreement, unless specifically directed to another agreement or document, refer to provisions in this Partnership
Agreement.

          15.9 Power of Attorney to the General Partners.

               (a) Each Partner hereby makes, constitutes and appoints each Managing General Partner and any person designated by the Managing General Partners, with full substitution, his agent and attorney-in-fact in his name, place and stead, to take any and all actions and to make, execute, swear to and acknowledge, amend, file, record and deliver the following documents and any other documents deemed by the Managing General Partners necessary for the operations of the Partnership: (i) any Certificate of Limited Partnership or Certificate of Amendment thereto, required or permitted to be filed on behalf of the Partnership, and any and all certificates as necessary to qualify or continue the Partnership as a limited partnership or partnership wherein the Limited Partners thereof have limited liability in the states where the Partnership may be conducting activities, and all instruments which effect a change or modification of the Partnership in accordance with this Partnership Agreement; (ii) this Partnership Agreement and any amendments thereto in accordance with this Partnership Agreement;
(iii) any other instrument which is now or which may hereafter be required or advisable to be filed for or on behalf of the Partnership; (iv) any document which may be required to effect the continuation of the Partnership, the admission of an additional Limited Partner or Substituted Limited Partner, or the dissolution and termination of the Partnership (provided such continuation, admission or dissolution and termination is in accordance with the terms of this Partnership Agreement), or to reflect any reductions or additions in the amount of the contributions of Partners, in each case having the power to execute such instruments on his behalf, whether the undersigned approved of such action or not; (v) any document containing any investment representations and/or representations relating to citizenship, residence and tax status required by any state or Federal law or regulation in connection with an investment by the Partnership; and (iv) any tax elections.

               (b) This Power of Attorney is a special Power of Attorney coupled with an interest, and shall not be revoked and shall survive the transfer by any Limited Partner of all or part of his interest in the Partnership and, being coupled with an interest, shall survive the death or disability or cessation of the existence as a legal entity of any Limited Partner; except that where the successor in interest has been approved by said attorney for admission to the Partnership as a Substituted Limited Partner, this Power of Attorney shall survive the transfer for the sole purpose of enabling said attorney to execute, acknowledge and file any instrument necessary to effectuate such substitution.

               (c) Each Limited Partner hereby gives and grants to his said attorney under this Power of Attorney full power and authority to do and perform each and every act and thing whatsoever requisite, necessary or appropriate to be done in or in connection with this Power of Attorney as fully to all intents and purposes as he might or could do if personally present, hereby ratifying all that his said attorney shall lawfully do or cause to be done by virtue of this Power of Attorney.

               (d) The existence of this Power of Attorney shall not preclude execution of any such instrument by the undersigned individually on any such matter. A person dealing with the Partnership may conclusively presume and rely on the fact that any such instrument executed by such agent and attorney-in-fact is authorized, regular and binding without further inquiry.

               (e) The appointment of each Managing General Partner and each designee of that General Partner as attorney-in-fact pursuant to this power of attorney automatically shall terminate as to such person at such time as he ceases to be a General Partner and from such time shall be effective only as to the substitute General Partner admitted in accordance with this Partnership Agreement and his designees.

          15.10 Further Assurances. The Limited Partners will execute and deliver such further instruments and do such further acts and things as may be required to carry out the intent and purposes of this Partnership Agreement.

          15.11 Successors and Assigns. Subject in all respects to the limitations on transferability contained herein, this Partnership Agreement shall be binding upon, and shall inure to the benefit of, the heirs, administrators, personal representatives, successors and assigns of the respective parties hereto.

          15.12 Waiver of Action for Partition. Each of the parties hereto irrevocably waives during the term of the Partnership and during the period of its liquidation following any dissolution, any right that he may have to maintain any action for partition with respect to any of the assets of the Partnership.

          15.13 Creditors. None of the provisions of this Partnership Agreement shall be for the benefit of or enforceable by any of the creditors of the Partnership or the Partners.

          15.14 Remedies. The rights and remedies of the Partners hereunder shall not be mutually exclusive, and the exercise by any Partner of any right to which he is entitled shall not preclude the exercise of any other right he may have.

          15.15 Custodian. All assets of the Partnership shall be held by a custodian meeting the requirements of the 1940 Act, and may be registered in the name of the Partnership or such custodian or nominee. The terms of the custodian agreement shall be determined by the Managing General Partners.

          15.16 Use of Name "Franklin. "Franklin Partners, Inc., as the initial Non-Managing General Partner, on behalf of its parent, Franklin Resources, Inc., hereby consents to the use by the Partnership of the name "Franklin" as part of the Partnership's name; provided, however, that such consent shall be conditioned upon the employment of Franklin Resources, Inc. or one of its affiliates as an investment adviser of the Partnership. The name "Franklin" or any variation thereof may be used from time to time in other connections and for other purposes by Franklin Resources, Inc. and its affiliates and other investment companies that have obtained consent to use the name "Franklin." Franklin Resources, Inc. and its affiliates shall have the right to require the Partnership to cease using the name "Franklin" as part of the Partnership's name if the Partnership ceases, for any reason, to employ Franklin Resources, Inc. or one of its affiliates as its investment adviser. Future names adopted by the Partnership for itself, insofar as such names include identifying words requiring the consent of Franklin Resources, Inc. or one of its affiliates, shall be the property of Franklin Resources, Inc. and its affiliates and shall be subject to the same terms and conditions.

          15.17 Authority. Each individual executing this Agreement on behalf of a partnership, corporation, or other entity warrants that he is authorized to do so and that this agreement will constitute the legal binding obligation of the entity which he represents.

          15.18 Signatures. The signature of a Managing General Partners or an Officer or agent of the Partnership duly appointed by the Managing General Partners shall be sufficient to bind the Partnership to any agreement or on any document, including, but not limited to, documents drawn or agreements made in connection with the acquisition or disposition of any assets.

          15.19 Arbitration. The parties hereby submit all controversies, claims and matters of difference to arbitration before a single arbitrator in San Francisco, California, according to the rules and practices of the American Arbitration Association from time to time in force. This submission and agreement to arbitrate shall be specifically enforceable. Without limiting the generality of the foregoing, the following shall be considered controversies for this purpose: (a) all questions relating to the breach of any obligation, warranty, agreement or condition hereunder; (b) failure of any party to deny or reject a claim or demand of any other party; and (c) all questions as to whether the right to arbitrate any question exists. Arbitration may proceed in the absence of any party if written notice (pursuant to the American Arbitration Association's rules and regulations) of the proceedings has been given to such party. The parties agree to abide by all awards rendered in such proceedings. Such awards shall be final and binding on all parties to the extent and in the manner provided by California All awards may be filed with the Clerk of the Superior Court in San Francisco, California, as a basis of judgment and of the issuance of execution for its collection and, at the election of the party making such filing, with the clerk of one or more other courts, state or Federal, having jurisdiction over the party against whom such an award is rendered or his property.

     The attached Agreement of Limited Partnership reflects the amendments thereto duly adopted by the Managing General Partners on April 23, 1991.


May 1, 1991
                                   /s/ Charles B. Johnson
                                   Charles B. Johnson, Managing
                                   General Partner on behalf of
                                   all Partners pursuant to Power
                                   of Attorney

   Appendix C
                     FRANKLIN TAX-ADVANTAGED
                     INTERNATIONAL BOND FUND
               (A CALIFORNIA LIMITED PARTNERSHIP)

                AGREEMENT OF LIMITED PARTNERSHIP
          as amended December 19, 1986, July 13, 1987,

         June 19, 1990, May 1, 1991 and January 18, 1994



                          APPENDIX "C"



                        TABLE OF CONTENTS


1.   GENERAL PROVISIONS
     1.1  Formation
     1.2  Name and Place of Business
     1.3  Term
     1.4  Agent for Service of Process
     1.5  Certificate of Limited Partnership
     1.6  Other Acts/Filings

2.   DEFINITIONS
     2.1  Affiliate
     2.2  Capital Accounts
     2.3  General Partner
     2.4  Holder of Record or Holder of a Share
     2.5  Limited Partner
     2.6  Majority Vote
     2.7  Managing General Partner
     2.8  Net Asset Value (per Share)
     2.9  Non-Managing General Partner
    2.10  Officers
    2.11  Person
    2.12  Partners
    2.13  Partnership
    2.14  Partnership Act
    2.15  Partnership Group
    2.16  Partnership List
    2.17  Registration Statement
    2.18  Secretary of State
    2.19  Share (including fractional Shares)
    2.20  Substituted Limited Partner
    2.21  Tax Code
    2.22  Transfer Agent
    2.23  1940 Act

3.   ACTIVITIES AND PURPOSE
     3.1  Operating Policy
     3.2  Investment Objectives
     3.3  Investment and Operating Limitations
     3.4  Other Authorized Activities

4.   GENERAL PARTNERS
     4.1  Identity and Number
     4.2  Managing and Non-Managing General Partners
     4.3  General Partners' Contributions
     4.4  Management and Control
     4.5  Action by the Managing General Partners
     4.6  Limitations of the Authority of the Managing General
          Partners
     4.7  Right of General Partners to Become  Limited Partners
     4.8  Termination of a General Partner
     4.9  Additional or Successor General Partners
    4.10  Liability to Limited Partners
    4.11  Assignment and Substitution
    4.12  No Agency
    4.13  Reimbursement and Compensation
    4.14  Indemnification

5.   LIMITED PARTNERS
     5.1  Identity of Limited Partners
     5.2  Admission of Limited Partners
     5.3  Contributions of the Limited Partners
     5.4  Additional Contributions of Limited Partners
     5.5  Use of Contributions
     5.6  Redemption by Limited Partners
     5.7  Minimum Contribution and Mandatory Redemption
     5.8  Limited Liability
     5.9  No Power to Control Operations

6.   SHARES OF PARTNERSHIP INTEREST
7.   PURCHASE AND EXCHANGE OF SHARES
     7.1  Purchase of Shares
     7.2  Net Asset Value
     7.3  Exchange of Shares

8.   REDEMPTION OR REPURCHASE OF SHARES
     8.1  Redemption of Shares
     8.2  Payment for Redeemed Shares
9.   MATTERS AFFECTING THE PARTNERSHIP'S BASIC STRUCTURE
     9.1  Rights of Limited Partners
     9.2  Action of the Partners
     9.3  Meeting
     9.4  Notices
     9.5  Validity of Vote for Certain Matters
     9.6  Adjournment
     9.7  Waiver of Notice and Consent to Meeting
     9.8  Quorum
     9.9  Required Vote
    9.10  Action by Consent Without a Meeting
    9.11  Record Date
    9.12  Proxies
    9.13  Number of Votes

10   DISTRIBUTIONS AND ALLOCATION OF PROFITS AND LOSSES
    10.1  Fees of General Partners
    10.2  Distributions of Income and Gains
    10.3  Allocation of Income, Gains, Losses,  Deductions and
          Credits
    10.4  Returns of Contributions
    10.5  Capital Accounts
    10.6  Allocations for Tax Purposes

11. ASSIGNMENT OF SHARES; SUCCESSOR IN INTEREST; SUBSTITUTION OF
    PARTNERS
    11.1  Prohibition on Assignment
    11.2 Rights of the Holders of Shares as Collateral or Judgment Creditor
    11.3  Death, Incompetency, Bankruptcy or Termination of the
          Existence of a Partner
    11.4  Substituted Limited Partners

12. DISSOLUTION AND TERMINATION OF THE PARTNERSHIP
    12.1  Dissolution
    12.2  Liquidation
    12.3  Termination

13. BOOKS, RECORDS, ACCOUNTS AND REPORTS
    13.1  Books and Records
    13.2  Limited Partners' Rights to Records
    13.3  Accounting Basis and Fiscal Year
    13.4  Tax Returns
    13.5  Filings with Regulatory Agencies
    13.6  Tax Matters and Notice Partner

14. AMENDMENTS OF PARTNERSHIP DOCUMENTS
    14.1  Amendments in General
    14.2  Amendments Without Consent of Limited Partners
    14.3  Amendments Needing Consent of  Affected Partners
    14.4  Amendments to Certificate of  Limited Partnership
    14.5  Amendments After Change of Law

15. MISCELLANEOUS PROVISIONS
    15.1  Notices
    15.2  Section Headings
    15.3  Construction
    15.4  Severability
    15.5  Governing Law
    15.6  Counterparts
    15.7  Entire Agreement
    15.8  Cross-References
    15.9  Power of Attorney to the General Partners
   15.10  Further Assurances
   15.11  Successors and Assigns
   15.12  Waiver of Action for Partition
   15.13  Creditors
   15.14  Remedies
   15.15  Custodian
   15.16  Use of Name "Franklin"
   15.17  Authority
   15.18  Signatures
   15.19  Arbitration

         FRANKLIN TAX-ADVANTAGED INTERNATIONAL BOND FUND
               (a California limited partnership)

  This AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP ("Partnership Agreement") is entered into as of the 19th day of June, 1990 by and among the undersigned individuals, as Managing General Partners; FRANKLIN PARTNERS, INC., a California corporation, as Non-Managing General Partner (collectively, the "General Partners"); and each of the persons identified on the Partnership List of the Partnership as limited partners (the "Limited Partners").

1.   GENERAL PROVISIONS

     1.1 Formation. The parties hereby agree to form a limited partnership (the "Partnership") under the terms and conditions set forth below pursuant to the California Revised Limited
Partnership Act (the "Partnership Act").

     1.2 Name and Place of Business. The name of the Partnership shall be Franklin Tax-Advantaged International Bond Fund (a California limited partnership), or such other name as shall be selected from time to time by the Managing General Partners upon notice to the Limited Partners. The principal place of business of the Partnership shall be 777 Mariners Island Boulevard, San Mateo, California 94404, or such other place or places as the Managing General Partners may deem necessary or desirable to the conduct of the Partnership's activities, including places or the conduct of activities relating to its investments, the location and holding of its assets, the execution of its portfolio transactions and other operations.

     1.3 Term. The term of the Partnership shall commence upon the filing of the Certificate of Limited Partnership with the Secretary of State and shall continue until the 31st day of December, 2036, unless terminated earlier in accordance with the provisions of this Partnership Agreement.

     1.4 Agent for Service of Process. The agent for service of process on the Partnership in California shall be Harmon E.
Burns, Esq. or such other eligible California resident individual or corporation qualified to act as an agent for service of process as the Managing General Partners shall designate.

     1.5  Certificate of Limited Partnership. The Managing
General Partners shall cause a Certificate of Limited Partnership to be filed with the Secretary of State in accordance with the terms of the Partnership Act.

     1.6 Other Acts/Filings. The Partners shall from time to time execute or cause to be executed all such certificates, fictitious business name statements, and other documents, and do or cause to be done all such filings, recordings, publishings, and other acts as the Managing General Partners may deem necessary or appropriate to comply with the requirements of law for the formation and operation of the Partnership in all jurisdictions in which the Partnership shall desire to conduct its activities.

2.   DEFINITIONS

     When used in this Partnership Agreement the following terms shall have the meanings set forth below:

     2.1 Affiliate. "Affiliate" shall mean: (i) any person directly or indirectly controlling, controlled by or under common control with another person; (ii) a person owning or controlling 10% or more of the outstanding securities of that other person;
(iii) any officer, director or partner of that other person; and
(iv) if that other person is an officer, director or partner, any company for which that person acts in any such capacity (person shall include any natural person, partnership, corporation, association or other legal entity).

     2.2 Capital Accounts. The accounts maintained for each Partner in accordance with Section 10.5 hereof.

     2.3 General Partner. Each of the initial General Partners designated in the Preamble and any other person or entity who shall hereafter become a General Partner.

     2.4  Holder of Record or Holder of a Share.

          (a) a General Partner;

          (b) a Limited Partner if he or it has not redeemed or transferred all of his (its) Shares of the Partnership pursuant to Sections 8 or 11;

          (c) a purchaser of a Share or Shares of the Partnership; or

          (d) the successor in interest of a Partner under
Section 11.

     2.5 Limited Partner. The original Limited Partner and all other persons who shall hereafter be admitted to the Partnership as additional Limited Partners or Substituted Limited Partners, except those persons who:

          (a) have redeemed all Shares of the Partnership owned by them and such redemption has been reflected in the Partnership
List; or

          (b)  have been replaced by a Substituted Limited
Partner to the extent of their entire Limited Partnership
Interest. Reference to a "Limited Partner" shall mean any one of the Limited Partners.

     2.6  Majority Vote. The affirmative vote of the lesser of
(i) 67% or more of the Shares represented at a meeting and entitled to vote if more than 50% of the then outstanding shares are present or represented by proxy, or (ii) more than 50% of the then outstanding Shares entitled to vote.

     2.7 Managing General Partner. Each General Partner who is an individual.

     2.8 Net Asset Value (per Share).The value (in U.S. Dollars) of a Share as determined in accordance with Section 7.2 hereof.

     2.9 Non-Managing General Partner. Each General Partner that is not an individual (i.e., any General Partner that is a corporation, association, partnership, joint venture or trust).

     2.10 Officers. Those persons designated by the Managing
General Partners to perform administrative and operational functions on behalf of the Managing General Partners.

     2.11 Person. An individual, partnership, joint venture, association, corporation or trust.

     2.12 Partners. Collectively, the General Partners and the
Limited Partners. "Partner" means any one of the Partners.

     2.13 Partnership. The limited partnership created and continued by this Partnership Agreement.

     2.14 Partnership Act. The California Revised Limited
Partnership Act (Chapter 3 of Title 2 of the Corporations Code of
California).

     2.15 Partnership Group. All other limited partnerships organized under the Partnership Act of which Franklin Partners, Inc. or any parent, subsidiary or affiliate of Franklin Partners, Inc. is a General Partner and which are registered under the 1940 Act as open-end management investment companies.

     2.16 Partnership List. A current list of all the Partners containing the information specified in Section 13.1(a)(i) hereof.

     2.17 Registration Statement. The Registration Statement on
Form N-1A, registering the Shares of the Partnership under the Securities Act of 1933 and the 1940 Act, as such Registration
Statement may be amended from time to time.

     2.18 Secretary of State. The Secretary of State of the State of California.

     2.19 Share (including fractional Shares).A partnership interest in the Partnership. Reference to "Shares" shall be to more than one Share.

     2.20 Substituted Limited Partner. A successor in interest of a Limited Partner who has complied with the conditions set forth in Section 11.

     2.21 Tax Code. The Internal Revenue Code of 1986, as amended, or corresponding provisions of subsequent revenue laws, and all regulations, rulings and other promulgations or judicial decisions thereunder.

     2.22 Transfer Agent. The person appointed by the Managing
General Partners to be primarily responsible for maintaining the Partnership List and certain other records of the Partnership.

     2.23 1940 Act. The Investment Company Act of 1940, as amended, or as it may hereafter be amended, and the Rules and Regulations thereunder.

3.   ACTIVITIES AND PURPOSE

     3.1 Operating Policy. The Partnership will be authorized and empowered to operate and will operate as an open-end, diversified management investment company under the 1940 Act.

     3.2 Investment Objectives. Subject to the limitations set forth in this Partnership Agreement, the investment objectives of the Partnership shall be to invest and reinvest its assets to seek income, consistent with preservation of principal, by investing principally in U.S. dollar denominated debt securities of non-U.S. issuers and foreign currency denominated debt securities of both U.S. and foreign issuers which are readily marketable.

     3.3 Investment and Operating Limitations. The following additional fundamental policies and investment restrictions have been adopted by the Partnership and (unless otherwise noted) cannot be changed except by Majority Vote. These investment restrictions provide that the Partnership may not:

          (a) With respect to at least 75% of its total assets, invest in the securities of any one issuer (other than the U.S. Government and its agencies and instrumentalities), if immediately after and as a result of such investment (i) more than 5% of the total assets of the Partnership would be invested in such issuer or (ii) more than 10% of the outstanding voting securities of such issuer would be owned by the Partnership.

          (b) Make loans to others, except through the purchase of debt securities in accordance with its investment objectives and policies or to the extent the entry into a repurchase agreement is deemed to be a loan.

          (c) (i) Borrow money, except temporarily for extraordinary or emergency purposes from a bank and then not in excess of 25% of its total assets (at the lower of cost or fair market value). Any such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings, and no additional investments may be made while any such borrowings are in excess of 5% of total assets.

               (ii) Mortgage, pledge or hypothecate any of its assets except in connection with any such borrowings.

          (d) Purchase securities on margin, sell securities short, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. (Does not preclude the Partnership from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, or from engaging in permissible foreign currency hedging transactions.)

          (e) Buy or sell interests in oil, gas or mineral exploration or development programs, or real estate. (Does not preclude investments in marketable securities of companies engaged in such activities.)

          (f) Purchase or hold securities of any issuer, if, at the time of purchase or thereafter, any of the General Partners or Officers of the Partnership or its investment adviser(s) own beneficially more than 1/2 of 1%, and such General Partners or Officers holding more than 1/2 of 1% together own beneficially more than 5% of the issuer's securities.

          (g) Invest more than 5% of the value of its total assets in securities of any issuer which has not had a record, together with predecessors, of at least three years of continuous operation. This is not a fundamental policy and may be changed by the Managing General Partners without prior approval by Majority Vote.

          (h) Purchase or sell commodities or commodity contracts or invest in puts, calls, straddles or spread options. (Does not preclude the purchase of or transactions in foreign exchange for hedging purposes, including forward foreign exchange transactions, the purchase or sale of foreign currency options, foreign currency futures transactions and the purchase or sale of options on foreign currency futures, or transactions in foreign exchange in connection with the investment of cash balances held outside of the United States.)

          (i) Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets. This is not a fundamental policy and may be changed by the Managing General Partners without prior approval by Majority Vote.

          (j) Invest more than 10% of its assets in securities with legal or contractual restrictions on resale, securities which are not readily marketable, and repurchase agreements with more than 7 days to maturity.

          (k) Invest in any issuer for purposes of exercising control or management.

          (l) Concentrate more than 25% of the market value of its assets in the securities of companies engaged in any one industry. (Does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.)

          (m)  Issue senior securities, as defined in the 1940
Act, except that this restriction shall not be deemed to prohibit the Partnership from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into repurchase transactions. This is not a fundamental policy and may be changed by the Managing General Partners without prior approval by Majority Vote.

     3.4 Other Authorized Activities. Subject to the limitations set forth in this Partnership Agreement, the Partnership shall have the power to purchase and sell securities, issue evidences of indebtedness in connection with Partnership business, to join or become a partner in limited or general partnerships and to do any and all other things and acts, and to exercise any and all of the powers that a natural person could do or exercise and which now or hereafter may be lawfully done or exercised by a limited partnership.

4.   GENERAL PARTNERS

     4.1 Identity and Number. The names of the General Partners and their last known business or residence address shall be set forth in the Certificate of Limited Partnership, as it may be amended from time to time; this same information, together with the amounts of the contributions of each General Partner and their current Share ownership, shall be set forth in alphabetical order in the Partnership List. The General Partners shall be identified as such on the Partnership List and also shall be identified separately as Managing General Partners or Non-Managing General Partners. The Managing General Partners may from time to time recommend to the Partners that additional persons be admitted as General Partners; provided, however, that if at any time following the effective date of the Partnership's Registration Statement the number of Managing General Partners is reduced to less than three, the remaining Managing General Partners shall, within 120 days, call a meeting of Partners for the purpose of electing an additional Managing General Partner or Managing General Partners so as to restore the number of Managing General Partners to at least three.

     4.2 Managing and Non-Managing General Partners. Only individuals may act as Managing General Partners, and all General Partners who are individuals shall act as Managing General Partners. Any General Partner that is a corporation, association, partnership, joint venture or trust shall act as a Non-Managing General Partner. Except as provided in Section 4.4 hereof, a Non-Managing General Partner as such shall take no part in the management, conduct or operation of the Partnership's business and shall have no authority to act on behalf of the Partnership or to bind the Partnership. All General Partners, including Managing and Non-Managing General Partners, shall be subject to election and removal by the Partners as hereinafter provided.

     4.3   General Partners' Contributions.

          (a) Each General Partner, as such, shall make a contribution of cash to the Partnership sufficient to purchase at least one Share (plus any applicable sales charge) and shall continue to own unencumbered at least one such Share at all times while serving as a General Partner. The amount contributed by each General Partner shall be the amount actually invested in Shares of the Partnership at their Net Asset Value, which amount shall not include any sales charges and which amount may be less than the offering price paid by such General Partner for his shares to the extent the offering price includes any sales charges. The amount of such contributions and the number of Shares owned by each General Partner shall be set forth in the Partnership List.

          (b) The Non-Managing General Partner shall, in its capacity as such Non-Managing General Partner, be obligated to contribute to the Partnership through the purchase of Shares from time to time amounts sufficient to enable the General Partners in the aggregate, to maintain in their capacities as General
Partners an interest in each material item of Partnership income, gain, loss, deduction or credit equal to at least 1% of each such item at all times during the existence of the Partnership. If upon termination of the Partnership, the General Partners have a negative balance in their Capital Accounts, they shall in their capacity as General Partners be obligated to make additional capital contributions in cash equal to the lesser of (i) the negative balance in their Capital Accounts or (ii) the amount, if any, by which 1.01% of the total capital contributions of the Limited Partners exceeds the total capital contributions of the General Partners prior to such termination. For as long as the Non-Managing General Partner retains its status as such, it shall not redeem or assign Shares held by it in its capacity as the Non-Managing General Partner or otherwise accept distributions in cash or property if such action would result in the failure of the General Partners to maintain such an interest. In the event that the Non-Managing General Partner is removed or stands for re-election and is not re-elected by the Partners pursuant to
Section 9 hereof, the Non-Managing General Partner may, upon not less than thirty (30) days' written notice, redeem its Shares in the same manner as is provided in Section 8 hereof. In the event that the Non-Managing General Partner voluntarily withdraws or declines to stand for re-election, the Non-Managing General Partner may, upon not less than thirty (30) days' written notice following the occurrence of an event described in (i), (ii) or
(v) in Section 4.8(a), redeem its Shares in the same manner as provided in Section 8. In the event that the Non-Managing General Partner is removed, stands for re-election and is not re-elected, voluntarily withdraws or declines to stand for re-election, the Managing General Partners shall cause the Certificate of Limited Partnership to be amended as provided in Section 14.4 hereof to reflect such withdrawal.

     4.4 Management and Control. Subject to the terms of the Partnership Agreement and the 1940 Act, the Partnership will be managed by the Managing General Partners, who will have complete and exclusive control over the management, conduct and operation of the Partnership's business, and, except as otherwise specifically provided in this Partnership Agreement, the Managing General Partners shall have the rights, powers and authority, on behalf of the Partnership and in its name, to exercise all of the rights, powers and authority of partners of a partnership without limited partners. The Managing General Partners may contract on behalf of the Partnership with one or more banks, trust companies or investment advisers for the performance of such functions as the Managing General Partners may determine, but subject always to their continuing supervision, including, without limitation, the investment and reinvestment of all or part of the Partnership's assets and execution of portfolio transactions, the distribution of Shares, and any or all administrative functions. The Managing General Partners may appoint officers or agents to perform such duties on behalf of the Partnership and the Managing General Partners as the Managing General Partners deem desirable. Such officers or agents need not be General or Limited Partners. The Managing General Partners may also employ persons to perform various duties on behalf of the Partnership as employees of the Partnership. The Managing General Partners shall devote themselves to the Partnership's business to the extent they may determine necessary for the efficient conduct thereof, which need not, however, occupy their full time. The General Partners may also engage in other businesses, whether or not similar in nature to the business of the Partnership, subject to the limitations of the 1940 Act.

     In the event that no Managing General Partner shall remain for the purpose of managing and conducting the business of the Fund, the Non-Managing General Partner shall promptly call a meeting of the Limited Partners to be held within sixty (60) days of the date the last Managing General Partner ceases to act in such capacity to elect new Managing General Partners up to a maximum number of Managing General Partners theretofore admitted to the Partnership (but no fewer than three). For the period of time during which no Managing General Partner shall remain, the Non-Managing General Partner, subject to the terms and provisions of this Partnership Agreement, shall be permitted to engage in the management, conduct and operation of the business of the Partnership.

     4.5 Action by the Managing General Partners. Unless otherwise required by the 1940 Act with respect to any particular action, the Managing General Partners shall act only by the vote of a majority of the Managing General Partners at a meeting duly called at which a quorum of the Managing General Partners is present or by unanimous written or telephonic consent of the Managing General Partners without a meeting. At any meeting of the General Partners, a majority of the Managing General Partners shall constitute a quorum. If there shall be more than one Managing General Partner, no single Managing General Partner shall have authority to act on behalf of the Partnership or to bind the Partnership. The Managing General Partners shall appoint one of their number to be Chairman. Meetings of the Managing General Partners may be called orally or in writing by the Chairman or by any two Managing General Partners. Notice of the time, date and place of all meetings of the Managing General Partners shall be given by the party calling the meeting to each Managing General Partner by telephone or telegram sent to his home or business address at least twenty-four hours in advance of the meeting or by written notice mailed to his home or business address at least seventy-two hours in advance of the meeting. Notice need not be given to any Managing General Partner who attends the meeting without objecting to the lack of notice or who executes a written waiver of notice with respect to the meeting. The Chairman, if present, shall preside at all meeting of Partners.

     4.6  Limitations of the Authority of the Managing General
Partners. The Managing General Partners shall have no authority without the vote or written consent or ratification of the Limited Partners to:

          (a)  do any act in contravention of this Partnership
Agreement, as it may be amended from time to time;

          (b) do any act which would make it impossible to carry on the ordinary business of the Partnership;

          (c)  confess a judgment against the Partnership;

          (d) possess Partnership property, or assign their rights in specific property, for other than a partnership purpose;

          (e) admit a person as a General Partner except in accordance with Section 9 hereof; or

          (f) admit a person as a Limited Partner, except in accordance with Section 5 hereof.

     4.7 Right of General Partners to Become Limited Partners. A General Partner may also own Shares as a Limited Partner without obtaining the consent of the Limited Partners and thereby become entitled to all the rights of a Limited Partner to the extent of the Limited Partnership interest so acquired. Such event shall not, however, be deemed to reduce or otherwise affect any of the General Partners' liability hereunder as a General Partner. If a General Partner shall also become a Limited Partner, the contributions and Share ownership of such General Partner shall be separately designated in the Partnership List to reflect his interest in each capacity.

     4.8  Termination of a General Partner.

          (a) The interest of a General Partner shall terminate and such party shall have no further right or power to act as a General Partner (except to execute any amendment to this Partnership Agreement to evidence his termination):

               (i)  upon death of the General Partner;

               (ii) upon an adjudication of incompetency of the General Partner;

               (iii) if such Partner is removed or stands for re-election and is not re-elected by the Partners, as provided in
Section 9 below;

               (iv) in the case of the Non-Managing General
Partner, upon the filing of a certificate of dissolution, or its equivalent, or voluntary or involuntary petition in bankruptcy for such Non-Managing General Partner; or

               (v) if such Partner voluntarily retires upon not less than ninety (90) days' written notice to the other General
Partners.

          (b) Notwithstanding the foregoing, the Non-Managing General Partner shall not voluntarily withdraw or otherwise voluntarily terminate its status as the Non-Managing General Partner until the earliest of (i) 180 days from the date that the Non-Managing General Partner gives the other General Partners its written notice of its intention to withdraw as a Non-Managing General Partner, (ii) the date that a successor Non-Managing General Partner, who has agreed to assume the obligations of
Section 4.3(b) hereof, is elected by the Partners pursuant to
Section 9 hereof, or (iii) the date that another General Partner assumes the obligations imposed upon the Non-Managing General Partner pursuant to Section 4.3(b) hereof. The failure of the Non-Managing General Partner to seek re-election at any meeting of the Partners called for such purpose shall be deemed to constitute a voluntary withdrawal as of the date of such meeting and shall constitute written notice as at the date of notice of such meeting of its intention to withdraw as a Non-Managing General Partner, unless it has delivered written notice at an earlier date.

          (c) In the event a General Partner ceases to be a General Partner, the remaining General Partners shall have the right to continue the operations of the Partnership.

          (d) Termination of a person's status as a General Partner shall not affect his status, if any, as a Limited Partner. A General Partner may retain Shares owned in his capacity as a Limited Partner provided such General Partner has been or is admitted to Partnership as a Limited Partner in accordance with Section 5.2.

          (e) A person who ceases to be a General Partner shall nevertheless be deemed to be acting as a General Partner with respect to a third party doing business with the Partnership until an amended Certificate of Limited Partnership is filed with the Secretary of State.

     4.9 Additional or Successor General Partners. A person may be added or substituted as a General Partner only upon his admission by the Partners at a meeting of Partners or by written consent without a meeting as provided in Section 9 hereof. Each General Partner, by becoming a General Partner, consents to the admission as an added or substituted General Partner of any person elected by the Partners in accordance with this Partnership Agreement. Any person who is elected to be admitted as a General Partner at a meeting of the Partners or by written consent in accordance with Section 9 hereof and who shall not be serving as a General Partner at the time of such election, shall be admitted to the Partnership as a General Partner effective as of the date of such election. Any General Partner who is not re-elected at any such meeting in the manner specified in Section 9 shall be deemed to have withdrawn as of the date of such meeting.

     4.10 Liability to Limited Partners. The General Partners shall not be personally liable for the repayment of any amounts standing in the account of a Limited Partner or holder of Shares including, but not limited to, contributions with respect to such Shares, except by reason of their wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. Any payment, other than in the event of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by a General Partner, which results in a personal liability to Limited Partners or holders of Shares, shall be solely from the Partnership's assets.

     So long as the General Partners have acted in good faith and in a manner reasonably believed to be in the best interests of the Limited Partners, the General Partners shall not have any personal liability to any holder of Shares or to any Limited Partner by reason of (1) any failure to withhold income tax under Federal or state tax laws with respect to income allocated to Limited Partners or (2) any change in the Federal or state tax laws or in interpretation thereof as they apply to the Partnership, the holders of the Shares or the Limited Partners, whether such change occurs through legislative, judicial or administrative action.

     4.11 Assignment and Substitution. Each Share held by a General Partner in his capacity as a General Partner shall be designated as such, and each such Share shall be non-assignable, except to another person who already is a General Partner, and then only with the consent of the Managing General Partners, and shall be redeemable by the Partnership only in the event that (i) the holder thereof has ceased to be a General Partner of the Partnership or (ii) in the opinion of counsel for the Partnership redemption of Shares held by a General Partner would not jeopardize the status of the Partnership as a partnership for Federal income tax purposes.

     4.12 No Agency. Except as provided in Section 15.9 below, nothing in this Partnership Agreement shall be construed as establishing any General Partner as an agent of any Limited
Partner.

     4.13 Reimbursement and Compensation. Managing General Partners may receive reasonable compensation for their services as Managing General Partners and will be reimbursed for all reasonable out-of-pocket expenses incurred in performing their duties hereunder.

     4.14 Indemnification.

          (a) Subject to the exceptions and limitations contained in Subsection (b) below:

               (i) Every person who is, or has been, a General Partner, an officer and/or Director of a corporate General Partner or Officer of the Partnership (hereinafter referred to as "Covered Person") shall be indemnified by the Partnership to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a General Partner, an officer and/or Director of a Corporate General Partner or officer of the Partnership and against amounts paid or incurred by him in the settlement thereof;

               (ii) the words "claim", "action", "suit", or
"proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

          (b) No indemnification shall be provided hereunder to a Covered Person:

               (i) who shall have been finally adjudicated by a court or other body before which the proceeding was brought (A) to be liable to the Partnership or its Partners by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or
(B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Partnership; or

               (ii) in the event of a settlement, or other disposition not involving a final adjudication as provided in subsection (b)(i) unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office,

          (A) by the court or other body approving the settlement or other disposition;

          (B) by vote of at least a majority of those Managing General Partners who are neither interested persons (as defined in the 1940 Act) of the Partnership nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

          (C) by written opinion of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Partner may, by appropriate legal proceedings, challenge any such determination by the Managing General Partners, or by independent counsel.

          (c) The rights of indemnification herein provided may be insured against by policies maintained by the Partnership, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such General Partner, officer and/or Director of a Corporate General Partner or officer of the Partnership and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Partnership personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

          (d) Expenses incurred in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in subsection (a) of this Section 4.14 shall be paid by the Partnership from time to time in advance prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Partnership if it is ultimately determined that he is not entitled to indemnification under this Section 4.14; provided, however, that either (i) such Covered Persons shall have provided appropriate security for such undertaking, (ii) the Partnership is insured against losses arising out of any such advance payments, or (iii) either a majority of the Managing General Partners who are neither interested persons (as defined in the 1940 Act) of the Partnership nor are parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that such Covered Person will be found entitled to indemnification under this
Section 4.14.

5.   LIMITED PARTNERS

     5.1  Identity of Limited Partners. The names of the Limited
Partners and their last known business or residence addresses, together with the amounts of their contributions and their current Share ownership, shall be set forth in alphabetical order in the Partnership List.

     5.2 Admission of Limited Partners. The Managing General Partners may admit a purchaser of Shares as a Limited Partner, upon (i) the execution by such purchaser of such subscription documents and other instruments as the Managing General Partners may deem necessary or desirable to effectuate such admission, which documents, if any shall be required, shall be described in the Partnership's Registration Statement, (ii) the purchaser's acceptance of all the terms and provisions of this Partnership Agreement, including the power of attorney set forth in Section
15.9 hereof, in such manner as shall be specified by the Managing General Partners, and (iii) the addition of such purchaser to the Partnership List. The Managing General Partners shall cause the Partnership List to be amended daily on each day that its Transfer Agent is open for business to reflect the admission of new Limited Partners. In no event shall the consent or approval of any of the Limited Partners be required to effectuate such admission. Each purchaser of a Share of the Partnership who becomes a Limited Partner shall be bound by all the terms and conditions of this Partnership Agreement including, without limitation, the allocation of income, gains, losses, deductions and credits as provided in Section 10.3. Notwithstanding anything in this Partnership Agreement to the contrary, the Managing General Partners reserve the right to refuse to admit any person as a Limited Partner if, in their judgment, it would not be in the Partnership's best interests to admit such person.

     5.3 Contributions of the Limited Partners. The amount contributed by each Limited Partner to the Partnership shall be the amount actually invested in Shares of the Partnership at their Net Asset Value, which amount shall not include any sales charges and which amount may be less than the offering price paid by such Limited Partner for his Shares to the extent the offering price includes any sales charges. All contributions shall be made in U.S. dollars, which shall be invested in Shares of the Partnership at Net Asset Value. The amount of such contributions and the number of Shares owned by each Partner shall be set forth in the Partnership List.

     5.4 Additional Contributions of Limited Partners. No Limited Partner shall be required to make any additional contributions to (or investments in) or lend additional funds to the Partnership, and no Limited Partner shall be liable for any additional assessment therefor. A Limited Partner may make an additional contribution (or investment), however, at his option through the purchase of additional Shares subject to the same terms and conditions as his initial contribution.

     5.5 Use of Contributions. The aggregate of all capital contributions shall be, and hereby are agreed to be, available to the Partnership to carry out the objects and purposes of the Partnership.

     5.6 Redemption by Limited Partners. A Limited Partner may redeem his Shares at any time in accordance with Section 8. The Managing General Partners shall cause the Partnership List to be amended daily on each day that its Transfer Agent is open for business to reflect the withdrawal of any Limited Partner or the return, in whole or in part, of the contribution of any Limited Partner.

     5.7 Minimum Contribution and Mandatory Redemption. The Managing General Partners shall determine the minimum amounts required for the initial or additional contributions of a Limited Partner, which amounts may, from time to time, be changed by the Managing General Partners. Additionally, the Managing General Partners may, from time to time, establish a minimum total investment for Limited Partners, and there is reserved to the Partnership the right to redeem automatically the interest of any Limited Partner the value of whose investment is less than such minimum upon the giving of at least 30 days' notice to such Limited Partner, provided that such minimum total investment is not greater than the investment of any Limited Partner at the time the new minimum total investment becomes effective. The amounts which the Managing General Partners shall fix from time to time for initial or additional contributions and the amount of the minimum total investment shall be stated in the Partnership's current Registration Statement.

     5.8  Limited Liability.

          (a) No Limited Partner shall be liable for any debts or obligations of the Partnership and each Limited Partner shall be indemnified by the Partnership against any such liability; provided, however, that contributions of a Limited Partner and his share of any undistributed assets of the Partnership shall be subject to the risks of the operations of the Partnership and subject to the claims of the Partnership's creditors, and provided further, that after any Limited Partner has received the return of any part of his contribution or any distribution of assets of the Partnership, he will be liable to the Partnership for:

               (i)  any money or other property wrongfully
distributed to him; and

               (ii) any sum, not in excess of the amount of such distribution, necessary to discharge any liabilities of the Partnership to creditors who extended credit or whose claims arose before such returns or distributions were made, but only to the extent that the assets of the Partnership are not sufficient to discharge such liabilities.

          The obligation of a Limited Partner to return all or any part of a distribution made to him shall be the sole obligation of such Limited Partner and not of the General
Partners.

          (b) If an action is brought against a Limited Partner to satisfy an obligation of the Partnership, the Partnership, upon notice from the Limited Partner about the action, will either pay the claim itself or, if the Partnership believes the claim to be without merit, will undertake the defense of the claim itself.

          (c) The General Partners shall not have any personal liability to any Holder of Shares or to any Limited Partner for the repayment of any amounts standing in the account of a Limited Partner including, but not limited to, contributions with respect to such Shares. Any such payment shall be solely from the assets of the Partnership. The General Partners shall not be liable to any Holder of Shares or to any Limited Partner by reason of any change in the Federal income tax laws as they apply to the Partnership and the Limited Partners, whether such change occurs through legislative, judicial or administrative action, so long as the General Partners have acted in good faith and in a manner reasonably believed to be in the best interests of the Limited Partners.

     5.9 No Power to Control Operations. A Limited Partner shall have no right to and shall take no part in control of the Partnership's operations or activities but may exercise the rights and powers of a Limited Partner under this Partnership Agreement, including without limitation, the voting rights and the giving of consents and approvals provided for in Section 9 hereof. The exercise of such rights and powers are deemed to be matters affecting the basic structure of the Partnership and not the control of its business.

6.   SHARES OF PARTNERSHIP INTEREST

     All interests in the Partnership, including contributions by the General Partners, pursuant to Section 4.3 and by the Limited Partners, pursuant to Section 5.3, shall be expressed in units of participation herein referred to as "Shares" (which term includes fractional Shares). Each Share shall represent an equal proportionate interest in the income and assets of the Partnership with each other Share outstanding.

7.   PURCHASE AND EXCHANGE OF SHARES

     7.1 Purchase of Shares. The Partnership may offer Shares on a continuing basis to investors. Except for the initial purchase of Shares by the initial Limited Partner and the General Partners, all Shares issued shall be issued and sold at the Net Asset Value (plus such sales charge or other charge as may be applicable to the purchase of the Shares) next computed after receipt of a purchase order in accordance with the Partnership's Registration Statement in effect at the time the order is received. Only investors who agree to be admitted, and who are eligible for admission, as Limited Partners pursuant to Section
5.2 shall be eligible to purchase Shares (unless such investor has already been admitted as a Partner). Orders for the purchase of Shares shall be accepted on any day that the Partnership's Transfer Agent is open for business (which shall normally be limited to those days when the New York Stock Exchange is open for business). The form in which purchase orders may be presented shall be as set forth in the Partnership's Registration Statement in effect at the time the order is received. The Managing General Partners on behalf of the Partnership reserve the right to reject any specific order and to suspend the Partnership's offering of new Shares at any time. Payment for all Shares must be made in U.S. dollars.

     7.2 Net Asset Value. The Net Asset Value per Share of the Partnership shall be determined as of 4:15 p.m. New York City time on each day the New York Stock Exchange is open for trading or as of such other time or times as the Managing General Partners may determine in accordance with the provisions of the 1940 Act. The Net Asset Value per Share shall be expressed in U.S. dollars and shall be computed by dividing the value of all the assets of the Partnership, less its liabilities, by the number of Shares outstanding (including Shares held by General Partners). Portfolio securities will be valued at their fair value using methods determined in good faith by the Managing General Partners in accordance with the 1940 Act. The Partnership may suspend the determination of the Net Asset Value during any period when the New York Stock Exchange is closed, other than customary weekend and holiday closings, during periods when trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission") or during any emergency as determined by the Commission which makes it impracticable for the Partnership to dispose of its securities or value its assets, or during any other period permitted by order of the Commission for the protection of investors.

     7.3 Exchange of Shares. Shares of the Partnership may be exchanged for (i.e., redeemed and reinvested in) shares of any other partnership in the Partnership Group without incurring any additional sales charge or other charge. Orders for exchanges will be executed only on days that each partnership's Transfer Agent is open for business (which shall normally be limited to those days when the New York Stock Exchange is open for business) and will be executed at the respective net asset value of the partnerships involved next computed after receipt of an exchange order in accordance with the Partnership's Registration Statement in effect at the time the order is received.

8.   REDEMPTION OR REPURCHASE OF SHARES

     8.1 Redemption of Shares. The Partnership will redeem from any Partner all or any portion of the Shares owned by him provided that the Partner delivers to the Partnership or its designated agent notice of such redemption, stating the number of Shares to be redeemed, together with a properly endorsed Share certificate(s) where certificate(s) have been issued, in good order for transfer and in proper form as determined by the Managing General Partners and the Partnership's Transfer Agent. The Partner shall be entitled to payment in U.S. Dollars of the Net Asset Value of his Shares (as set forth in Section 7.2 hereof). Any such redemption shall be in accordance with Section 4 with respect to General Partners or Section 5 with respect to Limited Partners. Any distribution upon redemption pursuant to this Section 8.1 shall, in accordance with Section 10.4 below, constitute a return in full of the redeeming Partner's contribution attributable to the Shares which are redeemed regardless of the amount distributed with respect to such Shares. No consent of any of the Partners shall be required for the withdrawal or return of a Limited Partner's contribution. The Managing General Partners shall have sole discretion to determine the amount of cash to be distributed to a withdrawing Partner. All redemptions shall be recorded on the Partnership List, which shall be amended daily on each day that the Partnership's Transfer Agent is open for business.

     The Managing General Partners may suspend redemptions and defer payment of the redemption price at any time, subject to the Rules and Regulations of the Securities and Exchange Commission.

     8.2 Payment for Redeemed Shares. Payments for Shares redeemed or repurchased by the Partnership will be made in U.S. Dollars within seven days after receipt by the Partnership's Transfer Agent of a written redemption request in proper form as specified in Section 8.1 above. If a redemption request is received with respect to Shares for which the Partnership has not yet received good payment, the Partnership may delay the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such Shares.

9.   MATTERS AFFECTING THE PARTNERSHIP'S BASIC STRUCTURE

     9.1  Rights of Limited Partners.

          (a) As provided in the Partnership Act, the Limited Partners shall have the right to vote together with the General Partners in accordance with the provisions of this Section 9 only upon the following matters affecting the basic structure of the Partnership, which include the voting, approval, consent or similar rights required under the 1940 Act for voting security holders:

               (i)   the right to remove General Partner(s);

               (ii) the right to elect new General Partner(s), except in the circumstance where the last remaining or surviving
General Partner has been removed;

               (iii) the right to approve or terminate investment advisory, underwriting and distribution contracts and plans;

               (iv)  the right to ratify or reject the
appointment and to terminate the employment of the independent public accountants of the Partnership;

               (v) the right to approve or disapprove the sale of all or substantially all of the assets of the Partnership;

               (vi)  the right to approve the incurrence of
indebtedness by the Partnership other than in the ordinary course of business;

               (vii) the right to approve transactions in which the General Partners have an actual or potential conflict of interest with the Limited Partners or the Partnership;

               (viii)the right to terminate the Partnership, as provided in Section 12 hereof;

               (ix)  the right to elect to continue the
operations of the Partnership, except in circumstances where the last remaining or surviving General Partner has been removed; and

               (x)   the right to amend this Partnership
Agreement, including, without limitation, the right to approve or disapprove proposed changes in the investment and operating limitations set forth in Section 3.3 and the right to approve or disapprove proposed changes in the nature of the Partnership's activities as such activities are described herein; provided, however, that no such amendment shall conflict with the 1940 Act so long as the Partnership intends to remain registered thereunder, nor affect the liability of the General Partners without their consent nor the limited liability of the Limited Partners as provided under Section 5.8 above.

          Notwithstanding the foregoing, the right of Limited Partners to vote on matters affecting the basic structure of the Partnership as designated herein shall not be construed as a requirement that all such matters be submitted to the Limited Partners for their approval or be so approved to the extent such approval is not required by the Partnership Act, the 1940 Act or this Partnership Agreement.

          (b) Notwithstanding the foregoing, no vote, approval or other consent shall be required of the Limited Partners with respect to any matter not affecting the basic structure of the Partnership, including, without limitation, the following: (i) any change in the amount or character of the contribution of any Limited Partner; (ii) any change in the procedures for the purchase or redemption of Shares, (iii) the substitution or deletion of a Limited Partner; (iv) the admission of any additional Limited Partner; (v) the retirement, resignation, death or incompetency of a Managing General Partner; (vi) any addition to the duties or obligations of the General Partners, or any reduction in the rights or powers granted to the General Partners herein, for the benefit of the Limited Partners; (vii) the correction of any false or erroneous statement, or change in any statement in order to make such statement accurately represent the agreement among the General and Limited Partners, in this Partnership Agreement; (viii) the addition of any omitted provision or amendment of any provision to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof; or (ix) such amendments as may be necessary to conform this Partnership Agreement to the requirements of the Partnership Act, the 1940 Act, the Tax Code or any other law or regulation applicable to the Partnership.

          (c) The Limited Partners shall have no right or power to cause the termination and dissolution of the Partnership except as set forth in this Partnership Agreement. No Limited Partner shall have the right to bring an action for partition against the Partnership.

     9.2 Action of the Partners. Actions which require the vote of the Limited Partners under Section 9.1 of this Partnership Agreement shall be taken at a meeting of both the General and Limited Partners, or by consent without a meeting as provided in
Section 9.10. All Partners' meetings shall be held at such place as the Managing General Partners shall designate. The Partners may vote at any such meeting in person or by proxy.

     9.3 Meetings. Meetings of the Partnership for the purpose of taking any action which the Limited Partners are permitted to take under this Partnership Agreement may be called by a majority vote of the Managing General Partners or by Limited Partners representing 10% or more of the outstanding Shares. Written notice of such meeting shall be given in accordance with Section 9.4.

     9.4  Notices.

          (a) Whenever Partners are required or permitted to take any action at a meeting, a written notice of the meeting shall be given not less than ten (10), nor more than sixty (60), days before the date of the meeting to each Partner entitled to vote at the meeting. The notice shall state the place, date, and hour of the meeting and the general nature of the business to be transacted, and no other business may be transacted.

          (b) Notice of a Partners' meeting or any report shall be given either personally or by mail or other means of written communication, addressed to the Partner at the address of the Partner appearing on the books of the Partnership or given by the Partner to the Partnership for the purpose of notice, or, if no address appears or is given, at the place where the principal executive office of the Partnership is located or by publication at least once in a newspaper of general circulation in the county in which the principal executive office is located. The notice or report shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by other means of written communication. An affidavit of mailing of any notice or report in accordance with the provisions of this subsection, executed by a General Partner, shall be prima facie evidence of the giving of the notice or report.

          If any notice or report addressed to the Partner at the address of the Partner appearing on the books of the Partnership is returned to the Partnership marked to indicate that the notice or report to the Partner could not be delivered at such address, all future notices or reports shall be deemed to have been duly given without further mailing if they are available for the Partner at the principal executive office of the Partnership for a period of one year from the date of the giving of the notice or report to all other Partners.

          (c) Upon written request to the General Partners by any person entitled to call a meeting of Partners, the General Partners immediately shall cause notice to be given to the Partners entitled to vote that a meeting will be held at a time requested by the person calling the meeting, not less than ten
(10), nor more than sixty (60), days after the receipt of the request. If the notice is not given within twenty (20) days after receipt of the request, the person entitled to call the meeting may give the notice.

     9.5 Validity of Vote for Certain Matters. Any Partner approval at a meeting, other than unanimous approval by those entitled to vote, with respect to the matters set forth in
Section 9.1(a) shall be valid only if the general nature of the proposal so approved was stated in the notice of meeting or in any written waiver of notice.

     9.6 Adjournment. When a Partners' meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Partnership may transact any business which might have been transacted at the original meeting. If the adjournment is for more than forty-five (45) days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each Partner of record entitled to vote at the meeting in accordance with Section 9.4.

     9.7 Waiver of Notice and Consent to Meeting. The transactions of any meeting of Partners, however called and noticed, and wherever held, are as valid as though had at a meeting duly held after regular call and notice, if a quorum is present either in person or by proxy, and if, either before or after the meeting, each of the persons entitled to vote, not present in person or by proxy, signs a written waiver of notice or a consent to the holding of the meeting or an approval of the minutes thereof. All waivers, consents, and approvals shall be filed with the Partnership records or made a part of the minutes of the meeting. Attendance of a person at a meeting shall constitute a waiver of notice of the meeting, except when the person objects, at the beginning because the meeting is not lawfully called or convened and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters required to be included in the notice of the meeting but not so included, if the objection is expressly made at the meeting. Neither the business to be transacted at nor the purpose of any meeting of Partners need be specified in any written waiver of notice, except as provided in Section 9.6.

     9.8 Quorum. The presence in person or by proxy of more than forty percent (40%) of the outstanding Shares on the record date for any meeting constitutes a quorum at such meeting. The Partners present at a duly called or held meeting at which a quorum is present may continue to transact business until adjournment notwithstanding the withdrawal of enough Partners to leave less than a quorum, if any action taken (other than adjournment) is approved by a majority vote of those Partners present (except as otherwise may be required by the 1940 Act or the Partnership Act). In the absence of a quorum, any meeting of Partners may be adjourned from time to time by the vote of a majority in interest of the Limited Partners represented either in person or by proxy, but no other business may be transacted except as provided in this Section 9.8. The Managing General Partners may adjourn such meeting to such time or times as determined by the Managing General Partners.

     9.9 Required Vote. Any action which requires the vote of the Limited Partners may be taken by the General Partners with
(i) the Majority Vote of the then outstanding Shares or (ii) if at a meeting, with a majority vote of those Shares present if the quorum requirements of Section 9.8 hereof have been satisfied (except as otherwise may be required by the 1940 Act or the Partnership Act); provided, however, that the admission of a General Partner shall require the affirmative vote of at least a majority of the then outstanding Shares, and provided further, that the admission of a General Partner or an election to continue the operations of the Partnership after a General Partner ceases to be a General Partner (other than by removal) when there is no remaining or surviving General Partner shall require the affirmative vote of all the Limited Partners.

     9.10 Action by Consent Without a Meeting. Any action which may be taken at any meeting of the Partners may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by Partners having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting. In the event the Limited Partners are requested to consent on a matter without a meeting, each Partner shall be given notice of the matter to be voted upon in the same manner as described in Section 9.4. In the event any General Partner, or Limited Partners representing 10% or more of the outstanding Shares request a meeting for the purpose of discussing or voting on the matter, notice of such meeting shall be given in accordance with Section 9.4 and no action shall be taken until such meeting is held. Unless delayed in accordance with the provisions of the preceding sentence, any action taken without a meeting will be effective ten (10) days after the required minimum number of voters have signed the consent; however, the action will be effective immediately if the General Partners and Limited Partners representing at least 90% of the Shares of the Partners have signed the consent.

     9.11 Record Date.

          (a) In order that the Partnership may determine the Partners of record entitled to notices of any meeting or to vote, or entitled to receive any distribution or to exercise any rights in respect of any other lawful action, the Managing General Partners, or Limited Partners representing more than 10% of the Shares then outstanding, may fix, in advance, a record date which is not more than sixty (60) or less than ten (10) days prior to the date of the meeting and not more than sixty (60) days prior to any other action. If no record date is fixed:

               (i) The record date for determining Partners entitled to notice of or to vote at a meeting of Partners shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held.

               (ii) The record date for determining Partners entitled to give consent to Partnership action in writing without a meeting shall be the first day on which the first written consent is given.

               (iii) The record date for determining Partners for any other purpose shall be at the close of business on the day on which the Managing General Partners adopt it, or the sixtieth
(60th) day prior to the date of the other action, whichever is later.

          (b) The determination of Partners of record entitled to notice of or to vote at a meeting of Partners shall apply to any adjournment of the meeting unless the Managing General Partners, or the Limited Partners who called the meeting, fix a new record date for the adjourned meeting, but the Managing General Partners, or the Limited Partners who called the meeting, shall fix a new record date if the meeting is adjourned for more than forty-five (45) days from the date set for the original meeting.

          (c) Any Holder of a Share prior to the record date for a meeting shall be entitled to vote at such meeting, provided such person becomes a Partner prior to the date of the meeting.

     9.12 Proxies. A Partner may vote at any meeting of the Partnership by a proxy executed in writing by the Partner. All such proxies shall be filed with the Partnership before or at the time of the meeting. The law of California pertaining to corporate proxies will be deemed to govern all Partnership proxies as if they were proxies with respect to shares of a California corporation. A proxy may be revoked by the person executing the proxy in a writing delivered to the Managing General Partners at any time prior to its exercise. Notwithstanding that a valid proxy is outstanding, powers of the proxy holder will be suspended if the person executing the proxy is present at the meeting and elects to vote in person.

     9.13 Number of Votes. All Shares have equal voting rights.
Each Partner shall have the right to vote the number of Shares standing of record in such Partner's name as of the record date set forth in the notice of meeting.

10.  DISTRIBUTIONS AND ALLOCATION OF PROFITS AND LOSSES

     10.1 Fees of General Partners. As compensation for services rendered to the Partnership, each Managing General Partner may be paid a fee during each year, which fee shall be fixed by the Managing General Partners. All the General Partners shall be entitled to reimbursement of reasonable expenses incurred by them in connection with their performance of their duties as General Partners. Neither payment of compensation or reimbursement of expenses to a General Partner hereunder nor payment of fees to any Affiliate of a General Partner for the performance of services to the Partnership shall be deemed a distribution for purposes of Section 10.2, nor shall any such payment affect such person's right to receive any distribution to which he would otherwise be entitled as a Holder of Shares.

     10.2 Distributions of Income and Gains. Subject to the provisions of the Partnership Act and the terms of Section 10.4 hereof, the Managing General Partners in their sole discretion shall determine the amounts, if any, to be distributed to Holders of Shares, the record date for purposes of such distributions and the time or times when such distributions shall be made. Distributions of income may be in cash (U.S. Dollars) or in additional full and fractional Shares of the Partnership valued at the Net Asset Value on the record date. With respect to capital gains, the Managing General Partners may determine at least annually what portion, if any, of the Partnership's capital gains will be distributed and any such distribution may be in cash or in additional full and fractional Shares of the Partnership at the Net Asset Value on the record date. Notwithstanding the foregoing, the Managing General Partners shall not be required to make any distribution of income or capital gains for any taxable year.

     10.3 Allocation of Income, Gains, Losses, Deductions and Credits. The net income, gains, losses, deductions and credits of the Partnership shall be allocated equally among the outstanding Shares of the Partnership on a regular basis to be determined by the Managing General Partners. The net income earned by the Partnership shall consist of the interest accrued on portfolio securities, less expenses, since the most recent determination of income. Original issue discount will be treated as an income item. Market discount and premiums will be treated as capital items except as otherwise required for Federal income tax purposes. Expenses of the Partnership will be accrued on a regular basis to be determined by the Managing General Partners. A Holder of a Share shall be allocated with the proportionate part of such items actually realized by the Partnership for each such full accrual period during which such Share was owned by such Holder. A person shall be deemed to be a Holder of a Share on a specific day if he is the record holder of such Share on such day (regardless of whether or not such record holder has yet been admitted as a Partner).

     10.4 Returns of Contributions. Except upon dissolution of the Partnership by expiration of its terms or otherwise pursuant to Section 12 hereof (which shall be the time for return to each Partner of his contributions, subject to the priorities therein), and except upon redemption of Shares of the Partnership as provided in Section 8, no Partner has the right to demand return of any part of his contribution. The Managing General Partners may, however, from time to time, elect to permit partial returns of contributions to Holders of Shares, provided that:

          (a) all liabilities of the Partnership to persons other than General and Limited Partners have been paid or, in the good faith determination of the Managing General Partners, there remains property of the Partnership sufficient to pay them; and

          (b)  the Managing General Partners cause the
Partnership List to be amended to reflect a reduction in contributions.

          In the event that the Managing General Partners elect to make a partial return of contributions to Holders of Shares, such distribution shall be made pro rata to all of the Holders of Shares in accordance with the number of Shares held by each. Each General and Limited Partner, by becoming such, consents to any such pro rata distribution therefore or thereafter duly authorized and made in accordance with such provisions and to any distribution through redemption of Shares pursuant to Section 8 above.

     10.5 Capital Accounts. In addition to any capital accounts required to be maintained for accounting purposes in accordance with generally accepted accounting principles, the Partnership shall maintain two Capital Accounts for each Partner, one for book purposes and the other for tax purposes. Each such Capital Account shall be maintained in accordance with the requirements of Treasury Regulations Section 1.704-1(b). Each such Capital Account shall be credited with the Partner's capital contributions and share of profits, shall be charged with such Partner's share of losses, distributions and withholding taxes (if any) and shall otherwise appropriately reflect transactions of the Partnership and the Partners. At the end of each day, the book Capital Accounts of all Partners shall be adjusted to reflect unrealized appreciation or depreciation in the value of the Partnership's assets which accrued on that day. Further adjustments shall then be made to reflect any purchases and redemptions of Shares by the Partners. The intent of these adjustments is to achieve consistency and equivalence between book Capital Accounts and the Net Asset Value per Share used to determine the value of the Shares purchased, redeemed or liquidated in accordance with industry practice for investment partnerships such as the Partnership. Adjustments to tax Capital Accounts to take into account allocations of gains and losses realized by the Partnership for tax purposes shall be made in the manner described in Section 10.6. A Substituted Limited Partner shall be deemed to succeed to the book and tax Capital Accounts of the Partner whom such Substituted Limited Partner replaced.

     10.6 Allocations for Tax Purposes.

          (a) General. For each fiscal year, items of income, deduction, loss or credit from normal operations (other than from the disposition or deemed disposition of assets of the Partnership) shall be allocated for income tax purposes among the Partners in proportion to the amounts distributed to them during such year pursuant to Sections 10.3 and 10.4 hereof. The Partners' tax Capital Accounts shall be adjusted to reflect allocations of such items of income, deduction, loss or credit.

          (b) Special Allocations. Allocations of gains and losses from the disposition or deemed disposition of assets of the Partnership to Partners for tax purposes shall be made in accordance with the following method which is intended to ensure that allocations for tax purposes reflect the economic experience of the Partners with respect to their interests in the
Partnership:

               (i)   With respect to each Partner, a daily
account of unrealized appreciation/depreciation and realized gain/loss shall be maintained. Each day's net unrealized appreciation/depreciation in the assets of the Partnership and each day's net realized gains/losses of the Partnership shall be allocated to the Partners in proportion to their book Capital Account balances at the beginning of such day. Any entry of realized gain or loss into any Partner's account for net realized gains/losses shall result in an equal and offsetting adjustment to the Partner's account for net unrealized appreciation/ depreciation for that day. Purchases of Shares and partial or complete redemptions of Shares shall be regarded as occurring at the end of each day, after entries and adjustments in the Partners' accounts for net unrealized appreciation/depreciation and net realized gains/losses have been made. The amounts for each Partner's share of net unrealized appreciation/depreciation and net realized gains/losses, together with adjustments made to reflect purchases or redemptions of Shares, shall be combined to arrive at each Partner's ending book Capital Account balance for the day.

               (ii) At the end of each year, the daily amounts of net unrealized appreciation/depreciation and net realized gains/losses shall be aggregated to arrive at a total amount for net unrealized appreciation/depreciation and a total amount for net realized gains/losses for each Partner for the year. These two amounts shall be combined to arrive at each Partner's "Investment Experience." Net gains realized by the Partnership shall be allocated among the Partners whose Investment Experience is positive, and each such Partner's allocable share of such gains for tax purposes shall be equal to a fraction the numerator of which is the Partner's Investment Experience and the denominator of which is the total Investment Experience of the Partners whose Investment Experience is positive. Net losses realized by the Partnership shall be allocated among the Partners whose Investment Experience is negative, and each such Partner's allocable share of such losses shall be computed in the manner described in the previous sentence, except that the word "negative" shall be substituted for the word "positive." Each Partner's tax Capital Account shall then be adjusted to reflect such Partner's allocable share of Partnership realized gains or losses for such year. The Partners' accounts for unrealized appreciation/depreciation and net realized gains/losses, adjusted appropriately to reflect the allocation of the net gain realized or the net loss realized, shall be carried over to the next year.

               (iii) In the event of a partial or complete redemption of Shares which results in a distribution in excess of a Partner's tax Capital Account, the Partnership may make an election to adjust the basis of Partnership assets under Section 754 of the Code, and the Partnership may increase the tax basis of its Partnership assets in accordance with Section 743(b) and 755 of the Code by the difference between the amount of the distribution made to the redeeming Partner in redemption of his Shares and his tax Capital Account.

          (c) Minimum Gain Chargeback. In the event that there is a net decrease in the Partnership's Minimum Gain during any taxable year and any Partner has a negative book Capital Account (after taking into account reductions for items described in paragraphs (4), (5) and (6) of Treasury Department Regulations
Section 1.704-1(b)(2)(ii)(d)) and such negative balance exceeds the sum of (i) the amount that such Partner is obligated to restore upon liquidation of the Partnership and (ii) such Partner's share of the Minimum Gain at the end of such taxable year, such Partner shall be allocated Partnership profits for such year (and, if necessary, subsequent years) in an amount necessary to eliminate such excess negative balance as quickly as possible. Allocations of profits to such Partners having such excess negative book Capital Accounts shall be made in proportion to the amounts of such excess negative book Capital Account balances. The term "Minimum Gain" means the excess of the outstanding balances of all nonrecourse indebtedness which is secured by property of the Partnership over the adjusted basis of such property for federal income tax purposes, as computed in accordance with the provisions of Treasury Department Regulations
Section 1.704-1(b)(4)(iv)(c). A Partner's share of Minimum Gain shall be computed in accordance with Treasury Department Regulations Section 1.704-1(b)(4)(iv)(f).

          (d) Qualified Income Offset. Notwithstanding anything in Sections 10.3 and 10.6 to the contrary, in the event any Partner unexpectedly receives any adjustments, allocations or distributions described in Treasury Department Regulations Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(d)(5) or 1.704-
1(b)(2)(ii)(d)(6), items of Partnership income and gain shall be specially allocated to such Partner in an amount and manner sufficient to eliminate the deficit balance in his book Capital Account (in excess of (i) the amount he is obligated to restore upon liquidation of the Partnership or upon liquidation of his interest in the Partnership and his share of the Minimum Gain) created by such adjustments, allocations or distributions as quickly as possible.

11.  ASSIGNMENT OF SHARES; SUCCESSOR IN INTEREST; SUBSTITUTION OF
PARTNERS

     11.1 Prohibition on Assignment. Except for redemptions as provided in Section 8, a Partner shall not have the right to sell, transfer or assign his Shares to any other person, but may pledge them as collateral.

     11.2 Rights of the Holders of Shares as Collateral or Judgment Creditor. In the event that any person who is holding Shares as collateral or any judgment creditor becomes the owner of such Shares due to foreclosure or otherwise, such person shall not have the right to be substituted as a Limited Partner, but shall only have the rights, upon the presentation of evidence satisfactory to the Managing General Partners of his right to succeed to the interests of the Limited Partner, set forth immediately below:

          (a) To redeem the Shares in accordance with the provisions of Section 8 hereof; and

          (b) To receive any distributions made with respect to such Shares.

          Upon receipt by the Partnership of evidence satisfactory to the Managing General Partners of his ownership of Shares, the owner shall become a Holder of Record of the subject Shares and his name shall be recorded on the books of record of the Partnership maintained for such purpose either by the Partnership or its Transfer Agent. Such owner shall be liable to return any excess distributions pursuant to Section 5.8(a). However, such owner shall have none of the rights or obligations of a Substituted Limited Partner unless and until he is admitted as such.

     11.3 Death, Incompetency, Bankruptcy or Termination of the Existence of a Partner. In the event of the death or an adjudication of incompetency or bankruptcy of an individual Partner (or, in the case of a Partner that is a corporation, association, partnership, joint venture or trust, an adjudication of bankruptcy, dissolution or other termination of the existence of such Partner), the successor in interest of such Partner (including without limitation the Partner's executor, administrator, guardian, conservator, receiver or other legal representative), upon the presentation of evidence satisfactory to the Managing General Partners of his right to succeed to the interests of the Partner, shall have the rights set forth below:

          (a) to redeem the Shares of the Partner in accordance with the provisions of Section 8 hereof;

          (b) to receive any distributions made with respect to such Shares; and

          (c) to be substituted as a Limited Partner upon compliance with the conditions of the admission of a Limited
Partner as provided in Sections 5 and 11 hereof.

          Upon receipt by the Partnership of evidence satisfactory to the Managing General Partners of his right to succeed to the interests of the Partner, the successor in interest shall become a Holder of Record of the subject Shares and his name shall be recorded on the books of record of the Partnership maintained for such purpose either by the Partnership or its Transfer Agent.

     11.4 Substituted Limited Partners.

          (a) A person shall not become a Substituted Limited Partner unless the Managing General Partners consent to such substitution (which consent may be withheld in their absolute discretion) and receive such instruments and documents (including those specified in Section 5.2), and a reasonable transfer fee as the Managing General Partners shall require.

          (b) The original Limited Partner shall cease to be a Limited Partner, and the person to be substituted shall become a Substituted Limited Partner, as of the date on which the person to be substituted has satisfied the requirements set forth above and as of the date the Partnership List is amended to reflect his admission as a Substituted Limited Partner. The Managing General Partners agree to cause such amendments to the Partnership List to be processed daily on each day that its Transfer Agent shall be open for business. Thereafter the original Limited Partner shall have no rights or obligations with respect to the Partnership insofar as the Shares transferred to the Substituted Limited Partner are concerned.

          (c) Unless and until a person becomes a Substituted Limited Partner, his status and rights shall be limited to the rights of a Holder of Shares pursuant to Sections 11.3(a) and 11.3(b). A Holder of Shares who does not become a Substituted Limited Partner shall have no right to inspect the Partnership's books or to vote on any of the matters on which a Limited Partner would be entitled to vote. A Holder of Shares who has become a Substituted Limited Partner has all the rights and powers, and is subject to the restrictions and liabilities of a Limited Partner under this Agreement.

          (d) Any person admitted to the Partnership as a Substituted Limited Partner shall be subject to and bound by the provisions of this Partnership Agreement as if originally a party to this Partnership Agreement.

12.  DISSOLUTION AND TERMINATION OF THE PARTNERSHIP

     12.1 Dissolution. The Partnership shall be dissolved and its affairs shall be wound up upon the happening of the first to occur of the following:

          (a) the stated term of the Partnership has expired unless the Partners by a Majority Vote have previously amended the Partnership Agreement to state a different term;

          (b)  the Partnership has disposed of all of its assets;

          (c)  A General Partner has ceased to be a General
Partner and the remaining General Partners do not elect to continue the operations of the Partnership;

          (d) There is only one General Partner remaining and such General Partner has ceased to be a General Partner as set forth in Section 4.8; provided, however, that if the last remaining or surviving General Partner ceases to be a General Partner other than by removal, the Limited Partners may agree by unanimous vote to continue the operations of the Partnership and to admit one or more General Partners in accordance with the Partnership Agreement;

          (e) a decree of judicial dissolution has been entered by a court of competent jurisdiction; or

          (f) the Partners by a Majority Vote have voted to dissolve the Partnership.

     12.2 Liquidation.

          (a)  In the event of dissolution as provided in Section
12.1, the assets of the Partnership shall be distributed as follows:

               (i)   all of the Partnership's debts and
liabilities to persons (including Partners to the extent permitted by law) shall be paid and discharged, and any reserve deemed necessary by the Managing General Partners for the payment of such debts shall be set aside; and

               (ii)  the balance of the assets of the Partnership
(and any reserves not eventually used to satisfy debts of the Partnership) shall be distributed pro rata to the Partners in accordance with the number of Shares held by each.

          (b) Upon dissolution, each Partner shall look solely to the assets of the Partnership for the return of his capital contribution and shall be entitled only to a distribution of Partnership property and assets in return thereof. If the Partnership property remaining after the payment or discharge of the debts and liabilities of the Partnership is insufficient to return the capital contribution of each Limited Partner, such Limited Partner shall have no recourse against any General Partner, the assets of any other partnership of which any General Partner is a partner, or any other Limited Partner. The winding up of the affairs of the Partnership and the distribution of its assets shall be conducted exclusively by the Managing General Partners, who are authorized to do any and all acts and things authorized by law for these purposes. In the event of dissolution where there is no remaining General Partner, and there is a failure to appoint a new General Partner, the winding up of the affairs of the Partnership and the distribution of its assets shall be conducted by such person as may be selected by Majority Vote, which person is hereby authorized to do any and all acts and things authorized by law for these purposes.

     12.3 Termination. Upon the completion of the distribution of Partnership assets as provided in this Section and the termination of the Partnership, the General Partner(s) or other person acting as liquidator (or the Limited Partners, if necessary) shall cause the Certificate of Limited Partnership of the Partnership to be cancelled and shall take such other actions as may be necessary to legally terminate the Partnership.

13.  BOOKS, RECORDS, ACCOUNTS AND REPORTS

     13.1 Books and Records.

          (a) The Partnership shall continuously maintain an office in the State of California, at which the following books and records shall be kept:

               (i) A Partnership List (or copy thereof) which shall be a current list of the full name and last known business or residence address of each Partner, set forth in alphabetical order together with the contribution and the share in profits and losses of each Partner, which list shall separately identify the interests of General and Limited Partners.

               (ii)  A copy of the Certificate of Limited
Partnership and all certificates of amendments thereto, together with executed copies of any powers of attorney pursuant to which any such certificate has been executed.

               (iii) Copies of the Partnership's Federal, state and local income tax or information returns and reports, if any, for the six most recent taxable years.

               (iv) Copies of this Partnership Agreement and all amendments thereto.

               (v) Financial statements of the Partnership for the six most recent fiscal years.

               (vi) The Partnership's books and records for at least the current and past three fiscal years.

          (b) The Partnership shall also maintain at its principal office such additional books and records as are necessary for the operation of the Partnership.

     13.2 Limited Partners' Rights to Records.

          (a) Upon the request of a Limited Partner, the Managing General Partners shall promptly deliver to the Limited
Partner, at the Partnership's expense, a copy of the items set forth in Section 13.1(a)(i), (ii) and (iv).

          (b) Each Limited Partner shall have the right upon reasonable request to each of the following:

               (i) To inspect and copy during normal business hours, at the Limited Partner's expense, any of the Partnership's records required to be kept pursuant to the Partnership Act.

               (ii) To obtain from the Managing General Partners promptly after becoming available, at the Limited Partner's expense, a copy of any Federal, state and local income tax or information returns required to be filed by the Partnership for each year.

          (c) The Managing General Partners shall promptly furnish to a Limited Partner a copy of any amendment to this Partnership Agreement executed by the Managing General Partners pursuant to a power of attorney from the Limited Partner.

          (d) The Managing General Partners shall send to each Partner within ninety (90) days after the end of each taxable year such information as is necessary to complete Federal and state income tax or information returns or such information as is required by the Tax Code.

          (e) At any time that the Partnership shall have more than 35 Limited Partners:

               (i) The Managing General Partners shall cause an annual report to be sent to each of the Partners not later than 120 days after the close of the Partnership's fiscal year. That report shall contain a balance sheet as of the end of the fiscal year and an income statement and statement of changes in financial position for the fiscal year.

              (ii) Limited Partners representing at least 5% of the outstanding Shares of the Partnership may make a written request to the Managing General Partners for an income statement of the Partnership for the initial three-month, six-month or nine-month period of the current fiscal year ended more than thirty
(30) days prior to the date of the request and a balance sheet of the Partnership as of the end of that period. The statement shall be delivered or mailed to the Limited Partners within thirty (30) days thereafter.

               (iii) The financial statements referred to in this subsection shall be accompanied by the report thereon, if any, of the independent accountants engaged by the Partnership or, if there is no such report, the certificate of the Managing General Partners that such financial statements were prepared without audit from the books and records of the Partnership.

          (f) The Managing General Partners shall cause to be transmitted to each Partner such other reports and information as shall be required by the 1940 Act, the Partnership Act or the Tax
Code.

     13.3 Accounting Basis and Fiscal Year. The Partnership's books and records (i) shall be kept on a basis chosen by the Managing General Partners in accordance with the accounting methods followed by the Partnership for Federal income tax purposes and otherwise in accordance with generally accepted accounting principles applied in a consistent manner, (ii) shall reflect all Partnership transactions, (iii) shall be appropriate and adequate for the Partnership's business and for the carrying out of all provisions of this Partnership Agreement, and (iv) shall be closed and balanced at the end of each Partnership fiscal year. The fiscal year of the Partnership shall be the calendar year.

     13.4 Tax Returns. The Managing General Partners, at the Partnership's expense, shall cause to be prepared any income tax or information returns required to be made by the Partnership and shall further cause such returns to be timely filed with the appropriate authorities.

     13.5 Filings with Regulatory Agencies. The Managing General Partners, at the Partnership's expense, shall cause to be prepared and timely filed with appropriate Federal and state regulatory and administrative bodies, all reports required to be filed with such entities under then current applicable laws, rules and regulations.

     13.6 Tax Matters and Notice Partner. The Managing General Partners shall designate one or more General Partners as the "Tax Matters Partner" and the "Notice Partner" of the Partnership in accordance with Sections 6231(a)(7) and (8) of the Tax Code, and each such Partner shall have no personal liability arising out of his good faith performance of his duties in such capacity. The "Tax Matters Partner" is authorized, at the Partnership's sole cost and expense, to represent the Partnership and each Limited Partner in connection with all examinations of the Partnership affairs by tax authorities, including any resulting administrative and judicial proceedings. Each Limited Partner agrees to cooperate with the Managing General Partners and to do or refrain from doing any and all things reasonably required by the Managing General Partners to conduct such proceeding. The Managing General Partners shall have the right to settle any audits without the consent of the Limited Partners.

14.  AMENDMENTS OF PARTNERSHIP DOCUMENTS

     14.1 Amendments in General. Except as otherwise provided in this Partnership Agreement, the Partnership Agreement may be amended only by the General Partners.

     14.2 Amendments Without Consent of Limited Partners. In addition to any amendments otherwise authorized herein and except as otherwise provided, amendments may be made to this Partnership Agreement from time to time by the General Partners without the consent of any of the Limited Partners, including, without limitation, amendments: (i) to reflect the retirement, resignation, death or incompetency of a Managing General Partner;
(ii) to add to the duties or obligations of the General Partners, or to surrender any right or power granted to the General Partners herein, for the benefit of the Limited Partners; (iii) to correct any false or erroneous statement, or to make a change in any statement in order to make such statement accurately represent the agreement among the General and Limited Partners;
(iv) to supply any omission or to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or (v) to make such amendments as may be necessary to conform this Partnership Agreement to the requirements of the Partnership Act, the 1940 Act, the Tax Code or any other law or regulation applicable to the Partnership, as now or hereafter in effect.

     14.3 Amendments Needing Consent of Affected Partners. Notwithstanding any other provision of this Partnership Agreement, without the consent of the Partner or Partners to be affected by any amendment to this Agreement, this Agreement may not be amended to (i) convert a Limited Partner's interest into a General Partner's interest, (ii) modify the limited liability of a Limited Partner, (iii) alter the interest of a Partner in income, gain, loss, deductions, credits, and distributions, or
(iv) increase, add or alter any obligation of any Limited
Partner.

     14.4 Amendments to Certificate of Limited Partnership.

          (a) The Managing General Partners shall cause to be filed with the Secretary of State, within thirty (30) days after the happening of any of the following events, an amendment to the Certificate of Limited Partnership reflecting the occurrence of any of the following events:

               (i)   A change in the name of the Partnership.

               (ii)  A change in either of the following:

                    (A)  The street address of the Partnership's
principal executive office.

                    (B)  If the principal executive office is
not in California, the street address of an office in California.

               (iii) A change in the address of or the withdrawal of any of the General Partners, or a change in the address of the agent for service of process, unless a corporate agent is designated, or appointment of a new agent for service of process.

               (iv) The admission of a new General Partner and that Partner's address.

               (v) The discovery by the General Partner of any false or erroneous material statement contained in the Certificate of Limited Partnership.

          (b) Any Certificate of Limited Partnership filed or recorded in jurisdictions other than California shall be amended as required by applicable law.

          (c) The Certificate of Limited Partnership may also be amended at any time in any other manner deemed appropriate by the General Partner.

    14.5 Amendments After Change of Law. This Agreement and any other Partnership documents may be amended and refiled, if necessary, by the Managing General Partners without the consent of the Limited Partners if there occurs any change that permits or requires an amendment of this Agreement under the Act or of any other Partnership document under applicable law, so long as no Partner is adversely affected (or consent is given by such Partner).

15.  MISCELLANEOUS PROVISIONS

     15.1 Notices.

          (a) Any written notice, offer, demand or communication required or permitted to be given by any provision of this Partnership Agreement, unless otherwise specified herein, shall be deemed to have been sufficiently given for all purposes if delivered personally to the party to whom the same is directed or if sent by first class mail addressed (i) if to a General Partner, to the principal place of business and office of the Partnership specified in this Agreement and (ii) if to a Limited Partner, to such Limited Partner's address as set forth in the Partnership List; provided, however, that notice given by any other means shall be deemed sufficient if actually received by the party to whom it is directed.

          (b) Any such notice that is sent by first class mail shall be deemed to be given two (2) days after the date on which the same is mailed.

          (c) The Managing General Partners may change the Partnership's address for purposes of this Partnership Agreement by giving written notice of such change to the Limited Partners, and any Limited Partner may change his address for purposes of this Partnership Agreement by giving written notice of such change to the Managing General Partners, in the manner herein provided for the giving of notices.

     15.2 Section Headings. The Section headings in this
Partnership Agreement are inserted for convenience and identification only and are in no way intended to define or limit the scope, extent or intent of this Partnership Agreement or any of the provisions hereof.

     15.3 Construction. Whenever the singular number is used herein, the same shall include the plural; and the neuter, masculine and feminine genders shall include each other, as applicable. If any language is stricken or deleted from this Partnership Agreement, such language shall be deemed never to have appeared herein and no other implication shall be drawn therefrom. The language in all parts of this Partnership Agreement shall be in all cases construed according to its fair meaning and not strictly for or against the General Partners or the Limited Partners.

     15.4 Severability. If any covenant, condition, term or provision of this Partnership Agreement is illegal, or if the application thereof to any person or in any circumstance shall to any extent be judicially determined to be invalid or unenforceable, the remainder of this Partnership Agreement, or the application of such covenant, condition, term or provision to persons or in circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby, and each remaining covenant, condition, term and provision of this Partnership Agreement shall be valid and enforceable to the fullest extent permitted by law.

     15.5 Governing Law. This Partnership Agreement shall be construed and enforced in accordance with, and governed by, California law.

     15.6 Counterparts. This Partnership Agreement may be executed in one or more counterparts, each of which shall, for all purposes, be deemed an original and all of such counterparts, taken together, shall constitute one and the same Partnership
Agreement.

     15.7 Entire Agreement. This Partnership Agreement and the separate subscription agreements of each Limited Partner and General Partner constitute the entire agreement of the parties as to the subject matter hereof. All prior agreements among the parties as to the subject matter hereof, whether written or oral, are merged herein and shall be of no force or effect. This Partnership Agreement cannot be changed, modified or discharged orally but only by an agreement in writing. There are no representations, warranties, or agreements other than those set forth in this Partnership Agreement and such separate subscription agreements, if any.

     15.8 Cross-References. All cross-references in this Partnership Agreement, unless specifically directed to another agreement or document, refer to provisions in this Partnership
Agreement.

     15.9 Power of Attorney to the General Partners.

          (a) Each Partner hereby makes, constitutes and appoints each Managing General Partner and any person designated by the Managing General Partners, with full substitution, his agent and attorney-in-fact in his name, place and stead, to take any and all actions and to make, execute, swear to and acknowledge, amend, file, record and deliver the following documents and any other documents deemed by the Managing General Partners necessary for the operations of the Partnership: (i) any Certificate of Limited Partnership or Certificate of Amendment thereto, required or permitted to be filed on behalf of the Partnership, and any and all certificates as necessary to qualify or continue the Partnership as a limited partnership or partnership wherein the Limited Partners thereof have limited liability in the states where the Partnership may be conducting activities, and all instruments which effect a change or modification of the Partnership in accordance with this Partnership Agreement; (ii) this Partnership Agreement and any amendments thereto in accordance with this Partnership Agreement;
(iii) any other instrument which is now or which may hereafter be required or advisable to be filed for or on behalf of the Partnership; (iv) any document which may be required to effect the continuation of the Partnership, the admission of an additional Limited Partner or Substituted Limited Partner, or the dissolution and termination of the Partnership (provided such continuation, admission or dissolution and termination is in accordance with the terms of this Partnership Agreement), or to reflect any reductions or additions in the amount of the contributions of Partners, in each case having the power to execute such instruments on his behalf, whether the undersigned approved of such action or not; and (v) any document containing any investment representations and/or representations relating to the citizenship, residence and tax status required by any state or Federal law or regulation.

          (b) This Power of Attorney is a special Power of Attorney coupled with an interest, and shall not be revoked and shall survive the transfer by any Limited Partner of all or part of his interest in the Partnership and, being coupled with an interest, shall survive the death or disability or cessation of the existence as a legal entity of any Limited Partner; except that where the successor in interest has been approved by said attorney for admission to the Partnership as a Substituted Limited Partner, this Power of Attorney shall survive the transfer for the sole purpose of enabling said attorney to execute, acknowledge and file any instrument necessary to effectuate such substitution.

          (c) Each Limited Partner hereby gives and grants to his said attorney under this Power of Attorney full power and authority to do and perform each and every act and thing whatsoever requisite, necessary or appropriate to be done in or in connection with this Power of Attorney as fully to all intents and purposes as he might or could do if personally present, hereby ratifying all that his said attorney shall lawfully do or cause to be done by virtue of this Power of Attorney.

          (d) The existence of this Power of Attorney shall not preclude execution of any such instrument by the undersigned individually on any such matter. A person dealing with the Partnership may conclusively presume and rely on the fact that any such instrument executed by such agent and attorney-in-fact is authorized, regular and binding without further inquiry.

          (e) The appointment of each Managing General Partner and each designee of that General Partner as attorney-in-fact pursuant to this power of attorney automatically shall terminate as to such person at such time as he ceases to be a General Partner and from such time shall be effective only as to the substitute General Partner admitted in accordance with this Partnership Agreement and his designees.

     15.10 Further Assurances. The Limited Partners will execute and deliver such further instruments and do such further acts and things as may be required to carry out the intent and purposes of this Partnership Agreement.

     15.11 Successors and Assigns. Subject in all respects to the limitations on transferability contained herein, this Partnership
Agreement shall be binding upon, and shall inure to the benefit of, the heirs, administrators, personal representatives, successors and assigns of the respective parties hereto.

     15.12 Waiver of Action for Partition. Each of the parties hereto irrevocably waives during the term of the Partnership and during the period of its liquidation following any dissolution, any right that he may have to maintain any action for partition with respect to any of the assets of the Partnership.

     15.13 Creditors. None of the provisions of this Partnership
Agreement shall be for the benefit of or enforceable by any of the creditors of the Partnership or the Partners.

     15.14 Remedies. The rights and remedies of the Partners hereunder shall not be mutually exclusive, and the exercise by any Partner of any right to which he is entitled shall not preclude the exercise of any other right he may have.

     15.15 Custodian. All assets of the Partnership shall be held by a custodian meeting the requirements of the 1940 Act, and may be registered in the name of the Partnership or such custodian or nominee. The terms of the custodian agreement shall be determined by the Managing General Partners.

     15.16 Use of Name "Franklin. "Franklin Partners, Inc., as the Partnership's Non-Managing General Partner, hereby consents to the use by the Partnership of the name "Franklin" as part of the Partnership's name; provided, however, that such consent shall be conditioned upon the employment of Franklin Advisers or one of its affiliates (collectively "Franklin") as an investment adviser of the Partnership. The name "Franklin" or any variation thereof may be used from time to time in other connections and for other purposes by Franklin and other investment companies that have obtained consent to use the name "Franklin." Franklin shall have the right to require the Partnership to cease using the name "Franklin" as part of the Partnership's name if the Partnership ceases, for any reason, to employ Franklin as its investment adviser. Future names adopted by the Partnership for itself, insofar as such names include identifying words requiring the consent of Franklin, shall be the property of Franklin and shall be subject to the same terms and conditions.

     15.17 Authority. Each individual executing this Agreement on behalf of a partnership, corporation, or other entity warrants that he is authorized to do so and that this agreement will constitute the legal binding obligation of the entity which he represents.

     15.18 Signatures. The signature of a Managing General Partners or an Officer or agent of the Partnership duly appointed by the Managing General Partners shall be sufficient to bind the Partnership to any agreement or on any document, including, but not limited to, documents drawn or agreements made in connection with the acquisition or disposition of any assets.

     15.19 Arbitration. The parties hereby submit all controversies, claims and matters of difference to arbitration before a single arbitrator in Los Angeles, California, according to the rules and practices of the American Arbitration Association from time to time in force. This submission and agreement to arbitrate shall be specifically enforceable. Without limiting the generality of the foregoing, the following shall be considered controversies for this purpose: (a) all questions relating to the breach of any obligation, warranty, agreement or condition hereunder; (b) failure of any party to deny or reject a claim or demand of any other party; and (c) all questions as to whether the right to arbitrate any question exists. Arbitration may proceed in the absence of any party if written notice (pursuant to the American Arbitration Association's rules and regulations) of the proceedings has been given to such party. The parties agree to abide by all awards rendered in such proceedings. Such awards shall be final and binding on all parties to the extent and in the manner provided by California statute. All awards may be filed with the Clerk of the Superior Court in Los Angeles, California, as a basis of judgment and of the issuance of execution for its collection and, at the election of the party making such filing, with the clerk of one or more other courts, state or Federal, having jurisdiction over the party against whom such an award is rendered or his property.

     The attached Agreement of Limited Partnership reflects the amendments thereto duly adopted by the Managing General Partners on April 23, 1991.


May 1, 1991
                                   /s/ Charles B. Johnson
                                   Charles B. Johnson, Managing
                                   General Partner on behalf of
                                   all Partners pursuant to Power
                                   of Attorney









               FRANKLIN TAX-ADVANTAGED INTERNATIONAL BOND FUND
                      (A CALIFORNIA LIMITED PARTNERSHIP)
                              File Nos. 33-8975
                                   811-4849

                                  FORM N-1A

                                    PART C
                              Other Information

Item 24   Financial Statements and Exhibits.

a) Financial Statements incorporated herein by reference to the Registrant's Annual Report to Shareholders dated December 31, 1995 as filed with the SEC electronically on Form Type N-30D on February 28, 1996.

      (i)  Report of Independent Auditors

      (ii) Statement of Investments in Securities and Net Assets - December 31, 1995

      (iii)Statement of Assets and Liabilities - December 31, 1995

      (iv) Statement of Operations - for the year ended December 31, 1995

      (v) Statements of Changes in Net Assets - for the years ended December 31, 1995 and 1994

      (vi) Notes to Financial Statements

b)    Exhibits:

The following exhibits are attached herewith, except for exhibits 6(iv), 8(iii), and 14(i), which are incorporated by reference:

      (1)  copies of the charter as now in effect;

            (i)  Agreement of Limited Partnership as amended December 19,
                  1986, July 13, 1987, June 19, 1990, May 1, 1991 and January
                  18, 1994 - filed in Part B

      (2) copies of the existing By-Laws or instruments corresponding thereto;

            (i)  Operating Procedures (Amended and Restated as of January 21,
                  1987)

      (3) copies of any voting trust agreement with respect to more than five percent of any class of equity securities of the Registrant;

            Not Applicable

      (4) specimens or copies of each security issued by the Registrant, including copies of all constituent instruments, defining the rights of the holders of such securities, and copies of each security being registered;

            Not Applicable

      (5) copies of all investment advisory contracts relating to the management of the assets of the Registrant;

            (i)  Management Agreement between Registrant and Franklin
                  Advisers Inc. dated June 9, 1990

            (ii) Amendment to Management Agreement between Registrant and
                  Franklin Advisers, Inc., dated August 1, 1995

      (6) copies of each underwriting or distribution contracts between the Registrant and a principal underwriter, and specimens or copies of all agreements between principal underwriters and dealers;

            (i)  Distribution Agreement between Registrant and Franklin
                  Distributors, Inc. dated June 9, 1990

            (ii) Amendment to Distribution Agreement between Registrant and
                  Franklin/Templeton Distributors, Inc. dated July 1, 1993

            (iii)Amended and Restated Distribution Agreement between
                  Registrant and Franklin/Templeton Distributors, Inc., dated April 23, 1995

            (iv) Forms of Dealer Agreements between Franklin/Templeton
                  Distributors, Inc. and dealers is Incorporated by reference to:
                  Registrant: Franklin Premier Return Fund
                  Filing: Post-Effective Amendment No. 54 to Registration on Form N-1A
                  File No. 2-12647
                  Filing Date:  February 27, 1995

      (7) copies of all bonus, profit sharing, pension or other similar contracts or arrangements wholly or partly for the benefit of directors or officers of the Registrant in their capacity as such; any such plan that is not set forth in a formal document, furnish a reasonably detailed description thereof;

            Not Applicable

      (8)  copies of all custodian agreements and depository contracts under
            Section 17(f) of the 1940 Act, with respect to securities and similar investments of the Registrant, including the schedule of remuneration;

            (i)  Custodian Agreement between Registrant and Bank of America
                  NT & SA dated June 9, 1990

            (ii) Amendment to Custodian Agreement between Registrant and Bank of America NT & SA dated April 12, 1995

            (iii)Copy of Custodian Agreements between Registrant and Citibank
                  Delaware:
                  1.  Citicash Management ACH Customer Agreement
                  2.  Citibank Cash Management Services Master Agreement
                  3. Short Form Bank Agreement - Deposits and Disbursements of Funds
                  Incorporated by Reference to:
                  Registrant: Franklin Premier Return Fund
                  Filing: Post-Effective Amendment No. 54 to Registration on form N-1A
                  File No. 2-12647
                  Filing Date: February 27, 1995

            (iv) Master Custody Agreement between Registrant and Bank of New
                  York dated February 16, 1996

            (v)  Terminal Link Agreement between Registrant and Bank of New
                  York dated February 16, 1996

      (9) copies of all other material contracts not made in the ordinary course of business which are to be performed in whole or in part at or after the date of filing the Registration Statement;

            Not Applicable

      (10) an opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will when sold be legally issued, fully paid and nonassessable;

            Not Applicable

      (11) copies of any other opinions, appraisals or rulings and consents to the use thereof relied on in the preparation of this registration statement and required by Section 7 of the 1933 Act;

            (i)  Tax Opinion dated May 1, 1995

            (ii) Consent of Independent Auditors dated February 27, 1996

      (12) all financial statements omitted from Item 23;

            Not Applicable

      (13) copies of any agreements or understandings made in consideration for providing the initial capital between or among the Registrant, the underwriter, adviser, promoter or initial stockholders and written assurances from promoters or initial stockholders that their purchases were made for investment purposes without any present intention of redeeming or reselling;

            Not Applicable

      (14) copies of the model plan used in the establishment of any retirement plan in conjunction with which Registrant offers its securities, any instructions thereto and any other documents making up the model plan. Such form(s) should disclose the costs and fees charged in connection therewith;

            (i)  Copy of model retirement plan incorporated by reference to:
                  Registrant: AGE High Income Fund, Inc.
                  Filing: Post-Effective Amendment No. 26 to Registration on Form N-1A
                  File No. 2-30203
                  Filing Date:  August 1, 1989

      (15) copies of any plan entered into by Registrant pursuant to Rule 12b-1 under the 1940 Act, which describes all material aspects of the financing of distribution of Registrant's shares, and any agreements with any person relating to implementation of such plan.

            (i)  Distribution Plan dated July 1, 1994

      (16) schedule for computation of each performance quotation provided in the registration statement in response to Item 22 (which need not be audited).

            (i)  Schedule for Computation of Performance Quotation

      (17) Power of Attorney

            (i)  Power of Attorney dated February 16, 1995

            (ii) Certificate of Secretary dated February 16, 1995

      (27) Financial Data Schedule for the Registrant

            (i)  Financial Data Schedule


Item 25     Persons Controlled by or under Common Control with Registrant

      None

Item 26     Number of Holders of Securities

   As of December 31, 1995 the number of record holders of the only class of securities of the Registrant was as follows:

    Title of Class                Number of Record Holders

    Shares of Partnership         650
    Interest

Item 27     Indemnification

   Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to general partners, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities other than the payment by the Registrant of expenses incurred or paid by a general partner, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion if its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28     Business and Other Connections of Investment Adviser

   Certain of the officers and directors of the Registrant's investment adviser also serve as officers and/or directors or trustees for (1) the adviser's corporate parent, Franklin Resources, Inc., (2) the Registrant's corporate Non-Managing General Partner, Franklin Partners, Inc., and/or
   (3) other investment companies in the Franklin Group of Funds and the Templeton Group of Funds. In addition, Mr. Charles B. Johnson is director of General Host Corporation. For additional information, please see Part B and Schedules A and D of Form ADV of the Funds' Investment Manager (SEC File 801-26292), incorporated herein by reference, which sets forth the officers and directors of the Investment Manager and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Item 29     Principal Underwriters

   a) Franklin/Templeton Distributors, Inc., ("Distributors") also acts as principal underwriter of shares of Franklin Gold Fund, Franklin Premier Return Fund, Franklin Equity Fund, AGE High Income Fund, Inc., Franklin Custodian Funds, Inc., Franklin Money Fund, Franklin California Tax-Free Income Fund, Inc., Franklin Federal Money Fund, Franklin Tax-Exempt Money Fund, Franklin New York Tax-Free Income Fund, Inc., Franklin Federal Tax-Free Income Fund, Franklin Tax-Free Trust, Franklin California Tax-Free Trust, Franklin New York Tax-Free Trust, Franklin Investors Securities Trust, Institutional Fiduciary Trust, Franklin Value Investors Trust, Franklin Tax-Advantaged U.S. Government Securities Fund, Franklin Tax-Advantaged High Yield Securities Fund, Franklin Municipal Securities Trust, Franklin Managed Trust, Franklin Strategic Series, Franklin International Trust, Franklin Real Estate Securities Trust, Franklin Templeton Global Trust, Franklin Templeton Money Fund Trust, Franklin Templeton Japan Fund, Templeton American Trust, Inc., Templeton Capital Accumulator Fund, Inc., Templeton Developing Markets Trust, Templeton Funds, Inc., Templeton Global Investment Trust, Templeton Global Opportunities Trust, Templeton Growth Fund, Inc., Templeton Income Trust, Templeton Institutional Funds, Inc., Templeton Real Estate Securities Fund, Templeton Smaller Companies Growth Fund, Inc., and Templeton Variable Products Series Fund.

   (b) The information required by this Item 29 with respect to each director and officer of Distributors is incorporated by reference to Part B of this N-1A and Schedule A of Form BD filed by Distributors with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (SEC File No. 8-5889)

Item 30     Location of Accounts and Records

   The accounts, books or other documents required to be maintained by
   Section 31(a) of the Investment Company Act of 1940 are kept by the Registrant or its shareholder services agent, Franklin/Templeton Investor Services, Inc., both of whose address is 777 Mariners Island Blvd., San Mateo, CA 94404.

Item 31     Management Services

   There are no management-related service contracts not discussed in Part A or Part B.

Item 32     Undertakings

   The Registrant hereby undertakes to comply with the information requirement in Item 5A of the Form N-1A by including the required information in the Fund's annual report and to furnish each person to whom a prospectus is delivered a copy of the annual report upon request and without charge.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 28th day of February 1996.


                  FRANKLIN TAX-ADVANTAGED INTERNATIONAL BOND FUND
                  (A California Limited Partnership)

                  By:  Rupert H. Johnson, Jr. *
                        Rupert H. Johnson, Jr.
                        President

      Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Amendment has been signed below by the following persons in the capacities and on the dates indicated:

Rupert H. Johnson, Jr.*       Managing General Partner and
Rupert H. Johnson, Jr.        Principal Executive Officer
                              Dated:  February 28, 1996

Frank H. Abbott, III*         Managing General Partner
Frank H. Abbott, III          Dated:  February 28, 1996

Harris J. Ashton*             Managing General Partner
Harris J. Ashton              Dated:  February 28, 1996

Kenneth V. Domingues*         Managing General Partner,
Kenneth V. Domingues          Tax-Matters Partner
                              Dated:  February 28, 1996

Martin L. Flanagan*           Principal Financial Officer
Martin L. Flanagan            Dated:  February 28, 1996

S. Joseph Fortunato*          Managing General Partner
S. Joseph Fortunato           Dated:  February 28, 1996

David W. Garbellano*          Managing General Partner
David W. Garbellano           Dated:  February 28, 1996

Charles B. Johnson*           Managing General Partner
Charles B. Johnson            Dated:  February 28, 1996

Charles E. Johnson*           Managing General Partner
Charles E. Johnson            Dated:  February 28, 1996

Diomedes Loo-Tam*             Principal Accounting Officer
Diomedes Loo-Tam              Dated:  February 28, 1996


Gordon S. Macklin*            Managing General Partner
Gordon S. Macklin             Dated:  February 28, 1996



*By
    Larry L. Greene, Attorney-in-Fact
    (Pursuant to Power of Attorney filed herewith)